UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
 (Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
 (Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2017

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund

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Table of Contents

Letter to Shareholders	1
2017 Bond Market Overview	2
Baird Ultra Short Bond Fund	7
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	27
Baird Aggregate Bond Fund	37
Baird Core Plus Bond Fund	46
2017 Municipal Bond Market Overview	55
Baird Short-Term Municipal Bond Fund	59
Baird Quality Intermediate Municipal Bond Fund	72
Baird Core Intermediate Municipal Bond Fund	84
Additional Information on Fund Expenses	97
Statements of Assets and Liabilities	99
Statements of Operations	102
Statements of Changes in Net Assets	105
Financial Highlights	113
Notes to the Financial Statements	129
Report of Independent Registered Public Accounting Firm	143
Directors and Officers	144
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	147
Additional Information	150
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

March 1, 2018
Dear Shareholder,

2017 proved to be both a challenging and exciting year in the markets as the successful investor needed to navigate through substantial market uncertainty and remain focused on the critical factors that supported a relatively stable bond market.  The market’s focus on abundant global liquidity, synchronous global growth with moderate inflation and higher levels of both business and consumer confidence resulted in muted interest rate volatility.  This favorable fundamental and technical backdrop helped to contain the 10-year Treasury yield to a relatively narrow 60 bps range in 2017.

The Baird Bond Funds’ risk-conscious strategy generated consistent and attractive results versus capital market benchmarks for the year, reinforcing our belief that our bottom-up investment approach, focused on risk control, remains a prudent path.

As the advisor to the Baird Bond Funds, Baird Advisors continues to focus on four pillars that have guided the team since the launch of the Funds:

•	Generate competitive, risk-controlled returns for our clients over full market cycles.

•	Continue to strengthen our long-tenured and seasoned investment group that has built a team-based, collaborative culture.

•	Deliver outstanding client service.

•	Provide products that are competitively priced.

Our commitment to these long-term principles, combined with strong alignment with the interests of our investors, helped drive assets under management in the Baird Bond Funds to $41.3 billion at year end.

We greatly value the trust you have placed in us and we remain focused on judicious management of your assets as we navigate through a changing environment in 2018. We sincerely appreciate your confidence in our team and thank you for your continued investment in the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2017 Bond Market Overview
(Unaudited)

Synchronous Growth, Benign Inflation, Abundant Liquidity Reduce Market Volatility
One of the key takeaways from 2017 was the impressively calm nature of bonds in an environment of great uncertainty. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. While the headlines focused on a myriad of topics, including (the lack of) progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters, investors remained focused on three key areas. The first was the synchronous improvement in global growth with little upward pressure on inflation. In fact, inflation, as measured by the Core Personal Consumption Expenditure (PCE) in the U.S. fell to +1.5% on a YoY basis from +1.9% at the start of the year. The second key area was the abundant monetary stimulus provided by global central banks. Despite the three rate hikes by the Fed and beginning to gradually allow bonds to roll off its balance sheet, the Bank of Japan (BOJ) and the European Central Bank (ECB) continued to expand their balance sheets which in total further increased global liquidity. In fact, the Fed, ECB, and BOJ combined own nearly 27% of the global tradable bond universe as measured by the Bloomberg Barclays indices. The third important market influence was President Trump’s business-friendly administration, which kept business and consumer confidence elevated all year, in part due to the rollback of regulation which lowers the cost of doing business, and the passage of tax reform at year end. The result was a relatively stable bond market where the 10-year Treasury traded within a 60 basis points (bps) range for the year, the tightest trading band since at least 2000 (see graph below right). The 10-year yield ended the year very near where it began and served as the fulcrum point for a flattening curve throughout the year. Short rates rose, driven by the gradual yet steady normalization of the federal funds rate, while long-term rates fell. Favorable long end supply/demand technicals enhanced the flattening trend as the Fed ownership of nearly $550 billion (or 33%) of 10+ year Treasury debt minimized the available float while private sector demand for long duration assets remained strong. To illustrate the change, the yield difference between the 2-year and 30-year Treasury narrowed by 87 bps (from +188 bps to +101 bps), a significant change when compared to just 9 bps of flattening that occurred between these two curve segments in 2016.

Treasury Yields

Maturity	12/31/16	9/30/17	12/31/17
1	0.81%	1.29%	1.73%
2	1.19%	1.48%	1.88%
3	1.45%	1.61%	1.97%
5	1.93%	1.92%	2.21%
7	2.25%	2.16%	2.33%
10	2.44%	2.33%	2.41%
30	3.07%	2.86%	2.74%

Strong Fundamentals Help Spreads Tighten…
A backdrop of improving growth in the U.S. and abroad helped Investment Grade Corporate spreads tighten 30 bps on the year to +93 bps. Risk was rewarded within this space as BBB-rated companies outperformed higher rated credits. Within corporates, the move tighter was led by the Financial sector which narrowed by 36 bps on improved profitability and strong capital ratios. In the Mortgage and Asset Backed Securities (ABS) Sectors, Agency Pass-throughs was one of the few sectors that widened on the year as the favorable low volatility environment was more than fully offset by the headwinds from higher net supply in the sector. A

2017 Bond Market Overview
(Unaudited)

strong housing market boosted issuance, coupled with the official announcement of the gradual wind-down of the Fed’s balance sheet which added to expected supply. In contrast, ABS and Non-Agency CMBS tightened by 24 bps and 15 bps respectively in 2017, thanks to solid fundamentals for consumers and commercial real estate, while both benefited from much lighter issuance than Agency Pass-throughs.

Option-Adjusted Spreads (in bps)

				4Q	YTD
	12/31/16	9/30/17	12/31/17	Chg	Chg
U.S. Aggregate Index	43	38	36	-2	-7
U.S. Agency (non-mortgage)	21	15	14	-1	-7
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	15	22	25	3	10
U.S. Agency CMBS	47	45	35	-10	-12
U.S. Non-Agency CMBS	93	88	79	-9	-14
Asset-Backed Securities	59	44	36	-8	-23
Corporate Sectors
U.S. Investment Grade	123	101	93	-8	-30
Industrial	125	105	98	-7	-27
Utility	117	100	92	-8	-25
Financial Institutions	120	93	85	-8	-35
U.S. High Yield	409	347	343	-4	-66

Source: Bloomberg Barclays Indices

…And Record Fund Inflows Absorb Robust Corporate Issuance
Record flows into fixed income mutual funds and ETFs also helped drive spreads tighter on the year. Estimated 2017 flows set a record at ~$380B (see chart at right), nearly twice the already strong $190B inflows that occurred in 2016. These strong flows (which still do not fully capture demand from all market participants, such as insurance companies, pensions and foreign investors) provided more than sufficient demand to absorb 2017’s net corporate supply, which at $587B according to Barclays data, declined nearly 14% from the prior year.

Corporates, CMBS Outperform in 2017
Corporate credit (+6.42%) and CMBS (+3.35%) were the top performing investment-grade taxable sectors in 2017 thanks to solid fundamentals and the strong sources of demand outlined above. The rise in short-term interest rates detracted from performance on the front of the curve – as seen in the 1-3 Yr. Gov’t/Credit Index (+0.84%), which delivered some of the lowest overall 2017 returns. High Yield Corporates (+7.50%) finished the year as the strongest performing sector overall as a down-in-quality “risk-on” bias outperformed, moving in tandem with a 20+% rise in U.S. equity markets. Municipals (+5.45%) offered strong tax-exempt returns for the year driven by strong demand. This was in spite of a record-setting $62.5B of issuance in December as municipalities sought to issue bonds before the passage of tax reform took effect in 2018.

2017 Bond Market Overview
(Unaudited)

Total Returns of Selected Barclays Indices and Subsectors

Barclays Index/Sector	December	4th Quarter	2017
U.S. Aggregate Index	0.46%	0.39%	3.54%
U.S. Gov’t/Credit Index	0.52%	0.49%	4.00%
U.S. Intermediate Gov’t/Credit Index	0.11%	-0.20%	2.14%
U.S. 1-3 Yr. Gov’t/Credit Index	0.03%	-0.21%	0.84%
U.S. Treasury	0.31%	0.05%	2.31%
U.S. Agency	0.12%	-0.02%	2.06%
MBS (Mortgage Backed Securities)	0.33%	0.15%	2.47%
CMBS (Commercial Mortgage Backed Securities)	0.29%	0.35%	3.35%
ABS (Asset Backed Securities)	0.02%	-0.01%	1.55%
U.S. Corporate – Investment Grade	0.91%	1.17%	6.42%
Corporate High Yield	0.30%	0.47%	7.50%
Municipal Bond Index	1.05%	0.75%	5.45%
TIPS (Treasury Inflation Protected Securities)	0.92%	1.26%	3.01%

Outlook
In 2018, we expect modest upward pressure on rates and a continuation of the flattening trend for the yield curve. The recently passed “Tax Cuts and Jobs Act” was a significant legislative milestone that should provide some additional strength to an already solidly expanding U.S. economy. Consumers will have more to spend and businesses more to invest in labor and equipment or return to shareholders. We expect economic growth in 2018 that will be closer to 3% than the 2% average of recent years. A slight firming in wages and inflation may also occur, but the countervailing forces of aging demographics and the substitution of labor by technology remain powerful disinflationary influences that should help offset any significant upward pressure. In addition, the improved U.S. economic outlook is matched by expectations of solid and broad-based global growth. Solid U.S. and global economies should allow the Fed to continue normalizing monetary policy throughout the year and the ECB to begin its long, gradual process of normalization. The ECB recently cut in half its monthly asset purchases, from €60B to €30B, with plans to revisit purchase levels in September. In the U.S., although the Fed is undergoing a leadership change in 2018, with the new Chair, Jay Powell, taking over for Janet Yellen at the same time that other members of the FOMC are also in transition, we still expect three federal funds rate increases once again this year, and that the planned reduction in its balance sheet will continue.

From a sector perspective, we continue to favor Investment Grade Corporates and like select areas of the mortgage and asset-backed sectors. Fundamentals for Investment Grade Corporates are favorable, as solid balance sheets and strong earnings trends should continue in 2018. Corporates should also benefit from attractive supply/demand technicals as net issuance declines modestly while demand for yield remains strong. That said, credit spreads among Investment Grade Corporates are largely back to pre-crisis levels, suggesting further gains from additional spread tightening will become more difficult. We are less sanguine about High Yield Corporates, where we find value only selectively as spreads are generally insufficient for the risk. We continue to see risk of spread widening in Agency Pass-throughs as the Fed allows $168B of its Agency MBS paydowns to go uninvested, requiring bonds to clear at private market levels. Instead we favor Agency CMBS which benefits from more cashflow timing certainty and more stable supply/demand technicals. We see good value in Non-Agency RMBS, where new issuance is limited and housing fundamentals are solid. We continue to like senior Non-Agency CMBS structures with superior credit enhancement as well as select short duration asset-backed sectors (e.g. credit cards, prime auto). For further discussion on our 2018 outlook for bond markets, please review our “Lower & Longer” Has Legs white paper.

2017 Bond Market Overview
(Unaudited)

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally declines and conversely, in a falling interest rate environment, the value of fixed-income securities generally increases. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit Index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit Index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate Index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate Index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

2017 Bond Market Overview
(Unaudited)

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate Index.  The ABS Index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144As and, as of October 1, 2009, pay-in-kinds (PIKs) are also included.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Ultra Short Bond Fund
December 31, 2017 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Barclays U.S. Short-Term Government/Corporate Index. The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

During a challenging 2017, the Fund generated strong absolute returns and outperformed its benchmark. 2017 will be remembered as a year of relative calm for the bond markets in a sea of uncertainty, including the lack of progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters that occurred during the year. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened uncertainty.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2017 include:

•	Overweight to investment grade credit

	o	Overweight to BBB-rated credit

	o	Overweight to Financials

•	Exposure to Non-Agency RMBS and ABS

We expect a near-term cyclical boost in economic growth and also likely in wages, thanks in part to the fiscal stimulus provided by the recently passed tax legislation. Offsetting this cyclical improvement are long-term secular trends, such as aging demographics and the substitution of labor for technology, which are likely to limit the upward pressure on wages. Corporate credit fundamentals are solid to improving, and supply/demand technicals also look favorable for 2018, but already narrow credit spreads limit further room to tighten. We look for Non-Agency RMBS and both Agency and Non-Agency CMBS to outperform Treasuries in 2018. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives).  We believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$539,547,196

	SEC 30-Day
	Yield(3)
	Institutional Class
	(after waivers)	1.68%
	Institutional Class
	(before waivers)	1.53%
	Investor Class
	(after waivers)	1.41%
	Investor Class
	(before waivers)	1.26%

	Average
	Effective
	Duration	0.43 years

Sector Weightings(1)	Average
	Effective
	Maturity	0.78 years

	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	82.8%

	Number of
	Holdings	248

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2019.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2017	Year	Years	Inception(1)
Institutional Class Shares	1.30%	1.05%	1.09%
Investor Class Shares	1.05%	0.84%	0.85%
Bloomberg Barclays U.S. Short-Term
Government/Corporate Index(2)	0.98%	0.68%	0.55%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird‐funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.000%, 05/15/2018	$58,200,000	$58,118,156	10.8%
1.250%, 12/15/2018	57,000,000	56,701,641	10.5%
Total U.S. Treasury Securities
(Cost $115,013,671)		114,819,797	21.3%
Corporate Bonds
Industrials
AbbVie, Inc.,
1.800%, 05/14/2018	3,500,000	3,498,287	0.6%
Alimentation Couche-Tard, Inc.,
2.074%, 12/13/2019
(3 Month LIBOR USD + 0.500%)(1)(2)(3)	3,500,000	3,502,131	0.7%
AT&T, Inc.:
1.750%-5.600%, 01/15/2018-06/30/2020	5,840,000	5,876,018	1.1%
CVS Health Corp.,
1.900%, 07/20/2018	3,700,000	3,698,885	0.7%
EI du Pont de Nemours & Co.,
1.907%, 05/01/2020
(3 Month LIBOR USD + 0.530%)(3)	5,000,000	5,031,404	0.9%
Enbridge Energy Partners LP,
6.500%, 04/15/2018	4,000,000	4,053,008	0.8%
ERAC USA Finance LLC,
2.800%, 11/01/2018(2)	4,325,000	4,345,370	0.8%
Fresenius Medical Care US Finance II, Inc.,
6.500%, 09/15/2018(2)	3,000,000	3,093,327	0.6%
Harris Corp.,
1.999%, 04/27/2018	4,000,000	3,995,820	0.7%
Hyundai Capital America, Inc.,
2.493%, 04/03/2020
(3 Month LIBOR USD + 0.800%)(2)(3)	3,000,000	2,995,551	0.6%
Kinder Morgan Finance Co. LLC,
6.000%, 01/15/2018(2)	3,725,000	3,731,549	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lockheed Martin Corp.,
1.850%, 11/23/2018	$4,000,000	$3,995,118	0.7%
Martin Marietta Materials, Inc.,
2.125%, 12/20/2019
(3 Month LIBOR USD + 0.500%)(3)	4,500,000	4,507,330	0.8%
Medco Health Solutions, Inc.,
7.125%, 03/15/2018	3,308,000	3,341,433	0.6%
Mylan, Inc.,
2.600%, 06/24/2018	4,000,000	4,006,646	0.7%
Pentair Finance SA,
2.900%, 09/15/2018(1)	3,957,000	3,972,570	0.7%
Phillips 66,
2.109%, 04/15/2020
(3 Month LIBOR USD + 0.750%)(2)(3)	3,000,000	3,003,163	0.6%
Republic Services, Inc.,
3.800%, 05/15/2018	4,000,000	4,027,655	0.8%
Rogers Communications, Inc.,
6.800%, 08/15/2018(1)	3,200,000	3,294,011	0.6%
Roper Technologies, Inc.,
2.050%, 10/01/2018	3,573,000	3,572,623	0.7%
Seagate HDD Cayman,
3.750%, 11/15/2018(1)	3,000,000	3,043,500	0.6%
Teva Pharmaceutical Finance Netherlands III BV,
1.400%, 07/20/2018(1)	4,500,000	4,470,042	0.8%
Thermo Fisher Scientific, Inc.,
2.150%, 12/14/2018	4,000,000	4,005,492	0.7%
Other Industrials(5)(6)		66,674,776	12.4%
Total Industrials
(Cost $155,718,870)		155,735,709	28.9%
Utilities
National Rural Utilities Cooperative Finance Corp.,
10.375%, 11/01/2018	4,000,000	4,273,297	0.8%
PSEG Power LLC,
2.450%, 11/15/2018	3,000,000	3,007,581	0.5%
Other Utilities(5)(6)		6,387,344	1.2%
Total Utilities
(Cost $13,688,191)		13,668,222	2.5%
Financials
ABN AMRO Bank NV,
1.994%, 01/18/2019
(3 Month LIBOR USD + 0.640%)(1)(2)(3)	4,500,000	4,518,585	0.8%
Bank of America Corp.,
6.875%, 04/25/2018	3,000,000	3,045,832	0.6%
Bank of Nova Scotia,
2.050%, 10/30/2018(1)	3,500,000	3,503,487	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Barclays PLC,
2.000%, 03/16/2018(1)	$3,900,000	$3,900,023	0.7%
BPCE SA,
1.625%, 01/26/2018(1)	3,000,000	2,999,100	0.6%
Citigroup, Inc.,
1.700%, 04/27/2018	3,000,000	2,997,014	0.6%
Jefferies Group LLC,
5.125%, 04/13/2018	3,250,000	3,276,647	0.6%
KEB Hana Bank,
2.059%, 04/05/2020
(3 Month LIBOR USD + 0.730%)(1)(2)(3)	3,000,000	2,996,970	0.6%
LeasePlan Corp. NV,
2.500%, 05/16/2018(1)(2)	4,000,000	4,000,467	0.7%
National Bank of Canada,
2.109%, 06/12/2020
(3 Month LIBOR USD + 0.560%)(1)(3)	4,000,000	4,026,150	0.7%
Skandinaviska Enskilda Banken AB,
2.375%, 11/20/2018(1)(2)	3,000,000	3,005,769	0.6%
Other Financials(5)(6)		79,540,642	14.7%
Total Financials
(Cost $117,674,014)		117,810,686	21.8%
Total Corporate Bonds
(Cost $287,081,075)		287,214,617	53.2%
Taxable Municipal Bonds
Other Taxable Municipal Bonds(6)		1,513,171	0.3%
Total Taxable Municipal Bonds
(Cost $1,514,519)		1,513,171	0.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(6)		468,421	0.1%
Total U.S. Government Agency Issues
(Cost $464,132)		468,421	0.1%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(5)(6)		29,122,501	5.4%
Total Non-U.S. Government Agency Issues
(Cost $29,005,676)		29,122,501	5.4%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(6)		2,371,634	0.4%
Total U.S. Government Agency Issues
(Cost $2,371,162)		2,371,634	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Asset Backed Securities
Bank of The West Auto Trust,
Series 2014-1, Class A4, 1.650%, 03/16/2020(2)	$3,158,264	$3,156,661	0.6%
Barclays Dryrock Issuance Trust,
Series 2015-2, Class A, 1.560%, 03/15/2021	3,000,000	2,997,702	0.6%
Chase Issuance Trust,
Series 2013-A1, Class A1, 1.300%, 02/18/2020	4,135,000	4,132,672	0.8%
Chesapeake Funding II LLC,
Series 2016-2A, Class A1, 1.880%, 06/15/2028(2)	3,962,419	3,954,872	0.7%
Citibank Credit Card Issuance Trust:
Series 2008-A1, Class A1, 5.350%, 02/07/2020	4,500,000	4,516,265	0.8%
Series 2014-A8, Class A8, 1.730%, 04/09/2020	4,000,000	4,000,000	0.7%
First National Master Note Trust,
Series 2017-1, Class A, 1.877%, 04/18/2022
(1 Month LIBOR USD + 0.400%)(3)	4,150,000	4,156,922	0.8%
GM Financial Automobile Leasing Trust,
Series 2017-1A, Class A2A, 1.510%, 03/16/2020(2)	4,761,581	4,754,374	0.9%
MMAF Equipment Finance LLC,
Series 2013-AA, Class A4, 1.680%, 05/11/2020(2)	2,974,340	2,973,297	0.6%
Nissan Auto Lease Trust,
Series 2017-A, Class A2A, 1.640%, 09/16/2019	3,625,000	3,615,854	0.7%
Nissan Auto Receivables Owner Trust,
Series 2017-B, Class A2A, 1.560%, 05/15/2020	3,250,000	3,240,545	0.6%
Santander Retail Auto Lease Trust,
Series 2017-A, Class A2A, 2.020%, 03/20/2020(2)	4,000,000	3,993,255	0.7%
World Financial Network Credit Card Master Trust,
Series 2012-C, Class A, 2.230%, 08/15/2022	5,000,000	5,009,232	0.9%
Other Asset Backed Securities(5)(6)		44,869,057	8.3%
Total Other Asset Backed Securities
(Cost $95,482,164)		95,370,708	17.7%
Total Long-Term Investments
(Cost $530,932,399)		530,880,849	98.4%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(4)	5,520,721	$5,520,721	1.0%
Total Short-Term Investment
(Cost $5,520,721)		5,520,721	1.0%
Total Investments
(Cost $536,453,120)		536,401,570	99.4%
Other Assets in Excess of Liabilities		3,145,626	0.6%
TOTAL NET ASSETS		$539,547,196	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $54,025,341, which represents 10.01% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	7-Day Yield.
(5)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $48,793,990, representing 9.05% of net assets.
(6)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$114,819,797	$—	$114,819,797
Corporate Bonds	—	287,214,617	—	287,214,617
Taxable Municipal Bonds	—	1,513,171	—	1,513,171
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	468,421	—	468,421
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	29,122,501	—	29,122,501
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	2,371,634	—	2,371,634
Other Asset Backed Securities	—	95,370,708	—	95,370,708
Total Long-Term Investments	—	530,880,849	—	530,880,849
Short-Term Investment
Money Market Mutual Fund	5,520,721	—	—	5,520,721
Total Short-Term Investment	5,520,721	—	—	5,520,721
Total Investments	$5,520,721	$530,880,849	$—	$536,401,570

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2017 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

During a challenging 2017, the Fund generated strong absolute returns and outperformed its benchmark. 2017 will be remembered as a year of relative calm for the bond markets in a sea of uncertainty, including the lack of progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters that occurred during the year. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened uncertainty.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2017 include:

•	Overweight to investment grade credit

	o	Overweight to BBB-rated credit

	o	Overweight to Financials

•	Yield curve positioning that benefitted from a flatter yield curve

•	Exposure to Non-Agency RMBS and ABS

•	Exposure to CMBS (Non-Agency and Agency)

We expect a near-term cyclical boost in economic growth and also likely in wages, thanks in part to the fiscal stimulus provided by the recently passed tax legislation. Offsetting this cyclical improvement are long-term secular trends, such as aging demographics and the substitution of labor for technology, which are likely to limit the upward pressure on wages. Corporate credit fundamentals are solid to improving, and supply/demand technicals also look favorable for 2018, but already narrow credit spreads limit further room to tighten. We look for Non-Agency RMBS and both Agency and Non-Agency CMBS to outperform Treasuries in 2018. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$5,534,668,188

	SEC 30-Day
	Yield(3)
	Institutional Class	2.07%
	Investor Class	1.82%

	Average
	Effective
	Duration	1.91 years

	Average
	Effective
	Maturity	2.11 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	55.3%

	Number of
	Holdings	588

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2017	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	1.53%	1.50%	2.42%	2.76%	N/A
Investor Class Shares	1.28%	1.25%	N/A	N/A	1.32%
Bloomberg Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	0.84%	0.84%	1.85%	2.35%	0.84%

(1)
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.625%, 08/31/2019	$162,750,000	$162,088,828	2.9%
1.375%, 08/31/2020	836,075,000	823,860,463	14.9%
1.125%, 09/30/2021	173,000,000	166,924,726	3.0%
Total U.S. Treasury Securities
(Cost $1,160,911,195)		1,152,874,017	20.8%
Other Government Related Securities
Japan Bank for International Cooperation,
2.125%, 07/21/2020(1)	20,900,000	20,740,353	0.4%
Other Government Related Securities(6)(7)		54,911,088	1.0%
Total Other Government Related Securities
(Cost $75,764,669)		75,651,441	1.4%
Corporate Bonds
Industrials
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020(2)	27,000,000	26,817,403	0.5%
Cenovus Energy, Inc.,
5.700%, 10/15/2019(1)	20,000,000	21,036,000	0.4%
CK Hutchison International Ltd.,
2.250%, 09/29/2020(1)(2)	20,000,000	19,805,385	0.4%
Conagra Brands, Inc.,
1.857%, 10/09/2020
(3 Month LIBOR USD + 0.500%)(3)	20,000,000	20,031,800	0.4%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	19,135,000	19,374,712	0.3%
DXC Technology Co.,
2.875%, 03/27/2020	23,714,000	23,829,358	0.4%
ERAC USA Finance LLC,
2.350%, 10/15/2019(2)	19,000,000	18,945,781	0.3%
Fresenius Medical Care US Finance II, Inc.,
4.125%, 10/15/2020(2)	19,325,000	19,904,750	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HCA, Inc.,
6.500%, 02/15/2020	$17,000,000	$18,020,000	0.3%
Keysight Technologies, Inc.,
3.300%, 10/30/2019	28,625,000	28,895,854	0.5%
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	25,115,000	25,120,490	0.4%
Newell Brands, Inc.,
3.150%, 04/01/2021	24,283,000	24,554,672	0.4%
Nissan Motor Acceptance Corp.,
2.150%, 07/13/2020(2)	20,000,000	19,847,231	0.4%
NXP BV / NXP Funding LLC,
3.750%, 06/01/2018(1)(2)	18,215,000	18,324,290	0.3%
Petrofac Ltd.,
3.400%, 10/10/2018(1)(2)	20,050,000	19,849,500	0.4%
Republic Services, Inc.,
3.800%, 05/15/2018	20,175,000	20,314,484	0.4%
Vale Overseas Ltd.,
5.875%, 06/10/2021(1)	25,594,000	27,871,866	0.5%
Verisk Analytics, Inc.,
4.875%, 01/15/2019	19,150,000	19,609,441	0.4%
Verizon Communications, Inc.,
2.946%, 03/15/2022	23,880,000	24,025,455	0.4%
Westlake Chemical Corp.,
4.625%, 02/15/2021	20,000,000	20,500,000	0.4%
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	27,610,000	27,623,420	0.5%
Other Industrials(6)(7)		1,230,436,217	22.2%
Total Industrials
(Cost $1,699,660,381)		1,694,738,109	30.6%
Utilities
Other Utilities(6)(7)		96,521,827	1.8%
Total Utilities
(Cost $96,724,728)		96,521,827	1.8%
Financials
ABN AMRO Bank NV,
2.100%, 01/18/2019(1)(2)	18,000,000	17,976,456	0.3%
American International Group, Inc.,
6.400%, 12/15/2020	16,900,000	18,735,662	0.3%
Banque Federative du Credit Mutuel SA,
2.000%, 04/12/2019(1)(2)	18,600,000	18,531,505	0.3%
Canadian Imperial Bank of Commerce,
1.600%, 09/06/2019(1)	20,000,000	19,793,881	0.4%
Jackson National Life Global Funding,
2.200%, 01/30/2020(2)	24,125,000	24,038,903	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
National Australia Bank Ltd.,
2.250%, 01/10/2020(1)	$24,600,000	$24,575,499	0.4%
National Bank of Canada,
2.150%, 06/12/2020(1)	23,525,000	23,391,354	0.4%
Principal Life Global Funding II,
2.150%, 01/10/2020(2)	19,100,000	19,025,077	0.3%
Stifel Financial Corp.,
3.500%, 12/01/2020	18,873,000	19,021,280	0.3%
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	22,400,000	22,341,963	0.4%
Other Financials(6)(7)		1,156,350,867	21.1%
Total Financials
(Cost $1,366,380,298)		1,363,782,447	24.6%
Total Corporate Bonds
(Cost $3,162,765,407)		3,155,042,383	57.0%
Taxable Municipal Bonds
County of Sonoma CA,
5.070%, 12/01/2022	20,910,000	22,252,004	0.4%
State of Illinois,
5.000%, 06/01/2019	19,000,000	19,584,630	0.3%
Other Taxable Municipal Bonds(7)		81,593,762	1.5%
Total Taxable Municipal Bonds
(Cost $124,107,119)		123,430,396	2.2%
Residential Mortgage-Backed Securities
Towd Point Mortgage Trust,
Series 2017-3, Class A1, 2.750%, 07/25/2057(2)(4)	19,271,682	19,240,402	0.3%
Other Residential Mortgage-Backed Securities(6)(7)(8)		196,541,584	3.6%
Total Residential Mortgage-Backed Securities
(Cost $214,687,250)		215,781,986	3.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K008, Class A2, 3.531%, 06/25/2020	27,325,000	28,069,920	0.5%
Series K504, Class A2, 2.566%, 09/25/2020(4)	20,650,000	20,788,884	0.4%
2.323%-4.333%, 10/25/2018-04/25/2021	51,030,306	52,970,776	0.9%
Total U.S. Government Agency Issues
(Cost $102,059,879)		101,829,580	1.8%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2012-CR1, Class ASB, 3.053%, 05/15/2045	$23,359,569	$23,667,313	0.4%
J.P. Morgan Chase Commercial
Mortgage Securities Trust,
Series 2011-C5, Class A3, 4.171%, 08/15/2046	19,449,174	20,372,179	0.4%
Other Non-U.S. Government Agency Issues(7)		62,744,968	1.2%
Total Non-U.S. Government Agency Issues
(Cost $108,020,941)		106,784,460	2.0%
Other Asset Backed Securities
American Express Credit Account Master Trust,
Series 2017-1, Class A, 1.930%, 09/15/2022	18,450,000	18,365,017	0.3%
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	23,500,000	23,351,457	0.4%
Chesapeake Funding II LLC,
Series 2017-2A, Class A1, 1.990%, 05/15/2029(2)	29,965,000	29,868,618	0.5%
Citibank Credit Card Issuance Trust,
Series 2017-A3, Class A3, 1.920%, 04/07/2022	33,225,000	33,017,739	0.7%
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	19,075,000	18,840,835	0.3%
GM Financial Automobile Leasing Trust,
Series 2017-2, Class A3, 2.020%, 09/21/2020	19,425,000	19,367,603	0.3%
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3, 1.350%, 08/15/2019	18,800,000	18,736,086	0.3%
Verizon Owner Trust,
Series 2016-2A, Class A, 1.680%, 05/20/2021(2)	22,750,000	22,594,365	0.5%
Other Asset Backed Securities(6)(7)		347,512,100	6.3%
Total Other Asset Backed Securities
(Cost $533,875,099)		531,653,820	9.6%
Total Long-Term Investments
(Cost $5,482,191,559)		5,463,048,083	98.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	79,859,268	$79,859,268	1.4%
Total Short-Term Investment
(Cost $79,859,268)		79,859,268	1.4%
Total Investments
(Cost $5,562,050,827)		5,542,907,351	100.1%
Liabilities in Excess of Other Assets		(8,239,163)	(0.1)%
TOTAL NET ASSETS		$5,534,668,188	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $361,606,830, which represents 6.53% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $895,382,797, representing 16.18% of net assets.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(8)	Groupings contain a security that, on the last payment date, missed a partial principal or interest payment.

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,152,874,017	$—	$1,152,874,017
Other Government Related Securities	—	75,651,441	—	75,651,441
Corporate Bonds	—	3,155,042,383	—	3,155,042,383
Taxable Municipal Bonds	—	123,430,396	—	123,430,396
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	215,781,986	—	215,781,986
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	101,829,580	—	101,829,580
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	106,784,460	—	106,784,460
Other Asset Backed Securities	—	531,653,820	—	531,653,820
Total Long-Term Investments	—	5,463,048,083	—	5,463,048,083
Short-Term Investment
Money Market Mutual Fund	79,859,268	—	—	79,859,268
Total Short-Term Investment	79,859,268	—	—	79,859,268
Total Investments	$79,859,268	$5,463,048,083	$—	$5,542,907,351

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2017 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

During a challenging 2017, the Fund generated strong absolute returns and outperformed its benchmark. 2017 will be remembered as a year of relative calm for the bond markets in a sea of uncertainty, including the lack of progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters that occurred during the year. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened uncertainty.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2017 include:

•	Overweight to investment grade credit

	o	Overweight to BBB-rated credit

	o	Overweight to Financials

•	Favoring credit shorter than the benchmark

•	Exposure to Non-Agency RMBS and ABS

•	Exposure to CMBS (Non-Agency and Agency)

•	Yield curve positioning that benefitted from a flatter yield curve

We expect a near-term cyclical boost in economic growth and also likely in wages, thanks in part to the fiscal stimulus provided by the recently passed tax legislation. Offsetting this cyclical improvement are long-term secular trends, such as aging demographics and the substitution of labor for technology, which are likely to limit the upward pressure on wages. Corporate credit fundamentals are solid to improving, and supply/demand technicals also look favorable for 2018, but already narrow credit spreads limit further room to tighten. We look for Non-Agency RMBS and both Agency and Non-Agency CMBS to outperform Treasuries in 2018. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$2,955,902,540

	SEC 30-Day
	Yield(3)
	Institutional Class	2.34%
	Investor Class	2.08%

	Average
	Effective
	Duration	4.01 years

	Average
	Effective
	Maturity	4.52 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55	(5)

	Portfolio
	Turnover Rate	31.0%

	Number of
	Holdings	517

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/07, assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2017	Year	Years	Years	Inception(1)
Institutional Class Shares	2.74%	1.97%	4.03%	4.87%
Investor Class Shares	2.53%	1.74%	3.76%	4.61%
Bloomberg Barclays Intermediate
U.S. Government/Credit Bond Index(2)	2.14%	1.50%	3.32%	4.39%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.625%, 08/31/2019	$30,000,000	$29,878,125	1.0%
2.625%, 08/15/2020	20,650,000	21,010,568	0.7%
1.375%, 08/31/2020	190,775,000	187,987,895	6.4%
1.750%, 03/31/2022	259,825,000	255,562,246	8.6%
1.875%, 03/31/2022	190,750,000	188,596,612	6.4%
2.500%, 05/15/2024	130,125,000	131,593,989	4.5%
2.250%, 11/15/2025	166,275,000	164,813,599	5.6%
2.000%, 11/15/2026	101,825,000	98,543,531	3.3%
Total U.S. Treasury Securities
(Cost $1,092,244,353)		1,077,986,565	36.5%
Other Government Related Securities
Electricite de France SA,
2.350%, 10/13/2020(1)(2)	8,875,000	8,863,833	0.3%
Other Government Related Securities(6)(7)		33,641,875	1.1%
Total Other Government Related Securities
(Cost $41,783,965)		42,505,708	1.4%
Corporate Bonds
Industrials
Abbott Laboratories,
3.400%, 11/30/2023	10,000,000	10,173,019	0.3%
AT&T, Inc.,
4.300%, 02/15/2030(2)	9,367,000	9,340,818	0.3%
Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	10,900,000	11,036,549	0.4%
DXC Technology Co.,
4.450%, 09/18/2022	11,000,000	11,577,089	0.4%
EnLink Midstream Partners LP,
4.400%, 04/01/2024	10,000,000	10,328,986	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Kinder Morgan, Inc.,
7.800%, 08/01/2031	$7,000,000	$9,028,794	0.3%
MPLX LP,
4.875%, 06/01/2025	10,192,000	10,922,968	0.4%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	10,931,346	0.4%
The Dow Chemical Co.,
8.550%, 05/15/2019	8,800,000	9,531,983	0.3%
The Mosaic Co.,
4.250%, 11/15/2023	8,606,000	8,911,649	0.3%
Other Industrials(6)(7)(8)		465,968,545	15.8%
Total Industrials
(Cost $561,736,026)		567,751,746	19.2%
Utilities
Other Utilities(6)(7)		27,467,838	0.9%
Total Utilities
(Cost $27,285,882)		27,467,838	0.9%
Financials
Anthem, Inc.,
3.350%, 12/01/2024	10,000,000	10,145,226	0.4%
Bank of America Corp.,
2.369%, 07/21/2021
(3 Month LIBOR USD + 0.660%)(3)	11,000,000	10,980,733	0.4%
BNZ International Funding Ltd.,
2.100%, 09/14/2021(1)(2)	10,000,000	9,760,266	0.3%
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	12,136,212	0.4%
BPCE SA,
4.625%, 07/11/2024(1)(2)	10,000,000	10,514,481	0.4%
Capital One NA,
2.650%, 08/08/2022	12,150,000	12,022,787	0.4%
Citigroup, Inc.,
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.560%)(3)	9,000,000	9,315,736	0.3%
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023(1)	8,700,000	8,972,261	0.3%
Discover Financial Services,
4.100%, 02/09/2027	9,000,000	9,218,982	0.3%
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,475,506	0.5%
ING Bank NV,
5.800%, 09/25/2023(1)(2)	8,865,000	9,948,618	0.3%
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,000,000	10,100,029	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	$12,000,000	$11,968,909	0.4%
SunTrust Bank,
3.300%, 05/15/2026	9,000,000	8,913,523	0.3%
Other Financials(6)(7)		579,415,053	19.6%
Total Financials
(Cost $723,421,559)		726,888,322	24.6%
Total Corporate Bonds
(Cost $1,312,443,467)		1,322,107,906	44.7%
Taxable Municipal Bonds
Other Taxable Municipal Bonds(7)		63,342,310	2.1%
Total Taxable Municipal Bonds
(Cost $62,312,859)		63,342,310	2.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(7)		153,333	0.0%
Total U.S. Government Agency Issues
(Cost $149,001)		153,333	0.0%
Non-U.S. Government Agency Issues
Other Non-U.S. Government Agency Issues(6)(7)(9)		99,604,130	3.4%
Total Non-U.S. Government Agency Issues
(Cost $97,965,256)		99,604,130	3.4%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K717, Class A2, 2.991%, 09/25/2021	14,569,000	14,878,934	0.5%
Series K720, Class A2, 2.716%, 06/25/2022	15,850,000	16,029,346	0.6%
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	14,267,597	0.5%
Series K050, Class A2, 3.334%, 08/25/2025(4)	12,150,000	12,637,336	0.4%
2.313%-4.317%, 08/25/2019-11/25/2027	32,038,000	32,909,564	1.1%
Total U.S. Government Agency Issues
(Cost $90,965,082)		90,722,777	3.1%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,050,000	11,208,643	0.4%
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	11,675,000	11,767,133	0.4%
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	10,000,000	10,706,514	0.3%
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3, 4.171%, 08/15/2046	9,580,154	10,034,802	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class A4, 2.918%, 02/15/2046	$9,540,000	$9,620,504	0.3%
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,726,236	0.6%
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	11,175,000	11,623,781	0.4%
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,875,000	9,121,162	0.3%
Other Non-U.S. Government Agency Issues(7)		25,222,652	0.9%
Total Non-U.S. Government Agency Issues
(Cost $116,904,862)		116,031,427	3.9%
Other Asset Backed Securities
American Express Credit Account Master Trust,
Series 2017-1, Class A, 1.930%, 09/15/2022	12,000,000	11,944,727	0.4%
Citibank Credit Card Issuance Trust,
Series 2017-A3, Class A3, 1.920%, 04/07/2022	13,375,000	13,291,565	0.4%
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	10,925,000	10,790,885	0.4%
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025(2)	10,859,000	10,881,071	0.4%
Series 2014-2, Class A, 2.310%, 04/15/2026(2)	11,750,000	11,767,315	0.4%
Other Asset Backed Securities(6)(7)		44,089,341	1.5%
Total Other Asset Backed Securities
(Cost $103,125,623)		102,764,904	3.5%
Total Long-Term Investments
(Cost $2,917,894,468)		2,915,219,060	98.7%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

Short-Term Investment
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	65,905,478	$65,905,478	2.2%
Total Short-Term Investment
(Cost $65,905,478)		65,905,478	2.2%
Total Investments
(Cost $2,983,799,946)		2,981,124,538	100.9%
Liabilities in Excess of Other Assets		(25,221,998)	(0.9)%
TOTAL NET ASSETS		$2,955,902,540	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $104,181,889, which represents 3.52% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $418,635,206, representing 14.17% of net assets.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(8)	Groupings contain a security in default.
(9)	Groupings contain a security that, on the last payment date, missed a partial principal or interest payment.

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,077,986,565	$—	$1,077,986,565
Other Government Related Securities	—	42,505,708	—	42,505,708
Corporate Bonds	—	1,322,107,906	—	1,322,107,906
Taxable Municipal Bonds	—	63,342,310	—	63,342,310
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	153,333	—	153,333
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	99,604,130	—	99,604,130
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	90,722,777	—	90,722,777
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	116,031,427	—	116,031,427
Other Asset Backed Securities	—	102,764,904	—	102,764,904
Total Long-Term Investments	—	2,915,219,060	—	2,915,219,060
Short-Term Investment
Money Market Mutual Fund	65,905,478	—	—	65,905,478
Total Short-Term Investment	65,905,478	—	—	65,905,478
Total Investments	$65,905,478	$2,915,219,060	$—	$2,981,124,538

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2017 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

During a challenging 2017, the Fund generated strong absolute returns and outperformed its benchmark.

2017 will be remembered as a year of relative calm for the bond markets in a sea of uncertainty, which included the lack of progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters that occurred during the year. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened uncertainty.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2017 include:

•	Overweight to investment grade credit

	o	Overweight to BBB-rated credit

	o	Overweight to Financials

•	Favoring credit shorter than the benchmark

•	Exposure to Non-Agency RMBS

•	Overweight to CMBS (Non-Agency and Agency)

•	Yield curve positioning that benefitted from a flatter yield curve

We expect a near-term cyclical boost in economic growth and also likely in wages, thanks in part to the fiscal stimulus provided by the recently passed tax legislation. Offsetting this cyclical improvement are long-term secular trends, such as aging demographics and the substitution of labor for technology, which are likely to limit the upward pressure on wages. Corporate credit fundamentals are solid to improving, and supply/demand technicals also look favorable for 2018, but already narrow credit spreads limit further room to tighten. We look for Agency Pass-through spreads to widen on rising net supply as the Fed unwinds its balance sheet, but other mortgage sectors, such as Non-Agency RMBS and both Agency and Non-Agency CMBS, to outperform Treasuries. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$14,408,210,871

	SEC 30-Day
	Yield(3)
	Institutional Class	2.63%
	Investor Class	2.38%

	Average
	Effective
	Duration	5.98 years

	Average
	Effective
	Maturity	7.92 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	27.7%

	Number of
	Holdings	1,076

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/07, assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2017	Year	Years	Years	Inception(1)
Institutional Class Shares	4.20%	2.74%	4.57%	5.44%
Investor Class Shares	3.90%	2.48%	4.30%	5.19%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	3.54%	2.10%	4.01%	4.92%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$361,655,000	$355,721,598	2.5%
1.875%, 03/31/2022	367,675,000	363,524,295	2.5%
2.500%, 05/15/2024	356,975,000	361,004,912	2.4%
2.250%, 11/15/2025	169,750,000	168,258,057	1.2%
2.000%, 11/15/2026	194,675,000	188,401,294	1.3%
3.500%, 02/15/2039	462,355,900	528,079,070	3.7%
2.875%, 05/15/2043	699,525,000	719,281,118	5.0%
Total U.S. Treasury Securities
(Cost $2,685,797,831)		2,684,270,344	18.6%
Other Government Related Securities
Other Government Related Securities(3)(6)		146,015,530	1.0%
Total Other Government Related Securities
(Cost $143,380,290)		146,015,530	1.0%
Corporate Bonds
Industrials
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
4.420%, 06/15/2021(2)	50,575,000	52,700,121	0.4%
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	43,329,000	46,043,289	0.3%
Verizon Communications, Inc.,
4.812%, 03/15/2039	36,839,000	38,541,247	0.3%
Other Industrials(3)(6)(7)		2,807,964,511	19.4%
Total Industrials
(Cost $2,885,321,297)		2,945,249,168	20.4%
Utilities
Other Utilities(3)(6)		178,604,902	1.2%
Total Utilities
(Cost $175,601,344)		178,604,902	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Financials
Nationwide Building Society,
2.450%, 07/27/2021(1)(2)	$38,500,000	$38,189,732	0.3%
Other Financials(3)(6)(7)		2,892,948,993	20.0%
Total Financials
(Cost $2,884,054,355)		2,931,138,725	20.3%
Total Corporate Bonds
(Cost $5,944,976,996)		6,054,992,795	41.9%
Taxable Municipal Bonds
Other Taxable Municipal Bonds(3)		175,821,437	1.2%
Total Taxable Municipal Bonds
(Cost $171,072,954)		175,821,437	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 02/01/2032	86,325,268	88,042,611	0.6%
4.000%, 01/01/2041	55,288,554	58,046,427	0.4%
3.000%, 11/01/2042	43,563,059	43,794,176	0.3%
3.000%, 01/01/2043	49,350,121	49,580,509	0.3%
3.500%, 05/01/2044	49,866,366	51,529,203	0.4%
3.000%, 10/01/2045	48,840,180	49,127,008	0.3%
3.500%, 01/01/2046	47,842,163	49,347,202	0.3%
3.500%, 08/01/2046	42,396,098	43,801,314	0.3%
3.000%, 05/01/2047	79,081,367	79,236,859	0.5%
2.500%-6.500%, 06/01/2020-05/01/2046	477,735,379	496,542,459	3.5%
Federal National Mortgage Association (FNMA):
3.500%, 07/01/2027	46,168,701	47,828,335	0.3%
3.000%, 12/01/2030	45,850,037	46,774,779	0.3%
3.500%, 01/01/2032	59,793,346	62,179,038	0.4%
3.500%, 12/01/2041	46,366,040	47,876,964	0.3%
4.000%, 02/01/2042	54,724,743	57,463,812	0.4%
3.000%, 03/01/2043	49,814,980	50,082,487	0.4%
3.000%, 05/01/2043	67,063,813	67,426,272	0.5%
4.000%, 07/01/2043	38,243,924	40,162,364	0.3%
3.500%, 09/01/2043	65,635,206	67,798,188	0.5%
3.500%, 10/01/2043	74,011,083	76,279,508	0.4%
3.500%, 02/01/2045	51,920,539	53,606,914	0.4%
3.500%, 04/01/2045	38,524,273	39,753,923	0.3%
4.000%, 11/01/2045	50,834,804	53,172,736	0.4%
3.500%, 12/01/2045	42,136,257	43,285,278	0.3%
4.500%, 02/01/2046	44,593,924	47,785,327	0.3%
4.500%, 08/01/2046	41,066,764	43,776,338	0.3%
3.500%, 11/01/2046	64,667,194	66,430,615	0.5%
2.500%-6.000%, 11/01/2021-11/01/2046	747,215,846	777,270,258	5.4%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Gold Pool,
3.500%, 02/01/2044	$49,991,418	$51,590,400	0.4%
Government National Mortgage Association (GNMA):
4.000%, 05/20/2046	40,740,404	42,647,114	0.3%
3.000%, 08/20/2046	51,233,846	51,748,501	0.4%
3.000%-6.000%, 11/20/2033-06/20/2046	206,685,051	213,708,061	1.6%
Other U.S. Government Agency Issues(3)		18,814,038	0.1%
Total U.S. Government Agency Issues
(Cost $3,074,900,532)		3,076,509,018	21.4%
Non-U.S. Government Agency Issues
Towd Point Mortgage Trust,
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	40,558,549	40,506,500	0.3%
Other Non-U.S. Government Agency Issues(3)(6)(8)		565,414,178	3.9%
Total Non-U.S. Government Agency Issues
(Cost $599,782,345)		605,920,678	4.2%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Home Loan Mortgage Corp. (FHLMC),
Series K037, Class A2, 3.490%, 01/25/2024	61,625,000	64,698,615	0.5%
Freddie Mac Multifamily
Structured Pass Through Certificates:
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	48,427,417	0.3%
Series K050, Class A2, 3.334%, 08/25/2025(4)	72,374,000	75,276,921	0.5%
2.716%-4.186%, 08/25/2019-11/25/2050	168,283,000	172,834,079	1.2%
Other U.S. Government Agency Issues(3)		34,901,956	0.2%
Total U.S. Government Agency Issues
(Cost $397,224,915)		396,138,988	2.7%
Non-U.S. Government Agency Issues
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.176%, 08/15/2045	37,550,000	38,255,812	0.3%
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class A3, 3.541%, 12/15/2048	44,050,000	45,598,375	0.3%
Other Non-U.S. Government Agency Issues(3)(8)		549,529,730	3.9%
Total Non-U.S. Government Agency Issues
(Cost $637,288,727)		633,383,917	4.5%
Other Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2016-A4, Class A4, 1.330%, 06/15/2022	47,425,000	46,836,138	0.3%
Chase Issuance Trust,
Series 2016-A5, Class A5, 1.270%, 07/15/2021	40,100,000	39,628,171	0.3%
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	50,225,000	49,608,438	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Owner Trust,
Series 2016-2A, Class A, 1.680%, 05/20/2021(2)	$51,650,000	$51,296,657	0.4%
Other Asset Backed Securities(3)(6)(8)		206,223,458	1.5%
Total Other Asset Backed Securities
(Cost $395,880,931)		393,592,862	2.8%
Total Long-Term Investments
(Cost $14,050,305,521)		14,166,645,569	98.3%

Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	295,416,438	295,416,438	2.1%
Total Short-Term Investment
(Cost $295,416,438)		295,416,438	2.1%
Total Investments
(Cost $14,345,721,959)		14,462,062,007	100.4%
Liabilities in Excess of Other Assets		(53,851,136)	(0.4)%
TOTAL NET ASSETS		$14,408,210,871	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $228,736,299, which represents 1.59% of total net assets.

(3)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $2,076,935,217, representing, 14.41% of net assets.
(7)	Groupings contain a security in default.
(8)	Groupings contain a security that, on the last payment date, missed a partial principal or interest payment.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,684,270,344	$—	$2,684,270,344
Other Government Related Securities	—	146,015,530	—	146,015,530
Corporate Bonds	—	6,054,992,795	—	6,054,992,795
Taxable Municipal Bonds	—	175,821,437	—	175,821,437
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	3,076,509,018	—	3,076,509,018
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	605,920,678	—	605,920,678
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	396,138,988	—	396,138,988
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	633,383,917	—	633,383,917
Other Asset Backed Securities	—	393,592,862	—	393,592,862
Total Long-Term Investments	—	14,166,645,569	—	14,166,645,569
Short-Term Investment
Money Market Mutual Fund	295,416,438	—	—	295,416,438
Total Short-Term Investment	295,416,438	—	—	295,416,438
Total Investments	$295,416,438	$14,166,645,569	$—	$14,462,062,007

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2017 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

During a challenging 2017, the Fund generated strong absolute returns and outperformed its benchmark. 2017 will be remembered as a year of relative calm for the bond markets in a sea of uncertainty, including the lack of progress on healthcare reform, rising geopolitical tensions, and the alarming string of natural disasters that occurred during the year. In this sense, bonds served their intended purpose, but it required discerning investors to separate the relevant market signals from the noise. Our long-term commitment and strict adherence to a risk-controlled, duration neutral approach overseen by a seasoned team of investment professionals with uncommon longevity working together through multiple market cycles once again proved to be a prudent strategy during this period of heightened uncertainty.

The primary factors contributing to the Fund’s strong absolute and relative performance in 2017 include:

•	Overweight to investment grade credit

	o	Overweight to BBB-rated credit

	o	Overweight to Financials

•	Exposure to Non-Agency RMBS

•	Overweight to CMBS (Non-Agency and Agency)

•	Favoring credit shorter than the benchmark

•	Yield curve positioning that benefitted from a flatter yield curve

Detractors from the Fund’s relative performance during the year include an underweight to both high yield corporate credit and dollar-denominated emerging market (EM) debt.

We expect a near-term cyclical boost in economic growth and also likely in wages, thanks in part to the fiscal stimulus provided by the recently passed tax legislation. Offsetting this cyclical improvement are long-term secular trends, such as aging demographics and the substitution of labor for technology, which are likely to limit the upward pressure on wages. Corporate credit fundamentals are solid to improving, and supply/demand technicals also look favorable for 2018, but already narrow credit spreads limit further room to tighten. We look for Agency Pass-through spreads to widen on rising net supply as the Fed unwinds its balance sheet, but other mortgage sectors, such as Non-Agency RMBS and both Agency and Non-Agency CMBS, to outperform Treasuries. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives).  The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$16,351,166,422

	SEC 30-Day
	Yield(3)
	Institutional Class	2.81%
	Investor Class	2.56%

	Average
	Effective
	Duration	5.77 years

	Average
	Effective
	Maturity	7.64 years

	Annualized
	Expense Ratio(4)
	Institutional Class	0.30%
Sector Weightings(1)	Investor Class	0.55%(5)

	Portfolio
	Turnover Rate	29.7%

	Number of
	Holdings	1,252

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/07, assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2017	Year	Years	Years	Inception(1)
Institutional Class Shares	4.65%	2.91%	5.28%	5.94%
Investor Class Shares	4.47%	2.66%	5.02%	5.68%
Bloomberg Barclays U.S. Universal Bond Index(2)	4.09%	2.50%	4.33%	5.20%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$392,675,000	$386,232,676	2.4%
1.875%, 03/31/2022	428,975,000	424,132,275	2.6%
2.500%, 05/15/2024	112,950,000	114,225,099	0.7%
2.250%, 11/15/2025	54,875,000	54,392,700	0.3%
2.000%, 11/15/2026	194,050,000	187,796,436	1.2%
3.500%, 02/15/2039	416,670,000	475,898,991	2.9%
2.875%, 05/15/2043	610,850,000	628,101,742	3.8%
2.500%, 02/15/2045	64,575,000	61,560,659	0.4%
Total U.S. Treasury Securities
(Cost $2,340,389,265)		2,332,340,578	14.3%
Other Government Related Securities
Other Government Related Securities(6)(7)		211,373,533	1.3%
Total Other Government Related Securities
(Cost $206,792,952)		211,373,533	1.3%
Corporate Bonds
Industrials
Abbott Laboratories,
4.750%, 11/30/2036	38,500,000	43,258,636	0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
4.420%, 06/15/2021(2)	39,125,000	40,769,001	0.2%
Forest Laboratories, Inc.,
5.000%, 12/15/2021(2)	41,397,000	44,273,112	0.3%
Genpact Luxembourg,
3.700%, 04/01/2022(1)(2)	42,585,000	42,324,646	0.3%
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	54,196,000	53,278,699	0.3%
The Williams Companies, Inc.,
3.700%, 01/15/2023	44,375,000	44,153,125	0.3%
Other Industrials(6)(7)(8)		3,978,312,187	24.3%
Total Industrials
(Cost $4,162,815,307)		4,246,369,406	26.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utilities
Enel Finance International NV,
4.750%, 05/25/2047(1)(2)	$42,584,000	$46,108,765	0.3%
Other Utilities(6)(7)		211,694,800	1.3%
Total Utilities
(Cost $251,022,753)		257,803,565	1.6%
Financials
Capital One Bank (USA) NA,
3.375%, 02/15/2023	42,388,000	42,806,372	0.3%
Royal Bank of Scotland Group PLC,
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)(1)(3)	56,785,000	56,908,806	0.3%
Other Financials(6)(7)(8)		3,474,206,723	21.2%
Total Financials
(Cost $3,510,453,740)		3,573,921,901	21.8%
Total Corporate Bonds
(Cost $7,924,291,800)		8,078,094,872	49.4%
Taxable Municipal Bonds
Other Taxable Municipal Bonds(7)		123,457,047	0.7%
Total Taxable Municipal Bonds
(Cost $119,912,299)		123,457,047	0.7%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
3.000%, 10/01/2030	42,914,873	43,762,612	0.3%
3.000%, 02/01/2032	62,952,493	64,204,861	0.4%
3.500%, 07/01/2042	70,921,386	73,189,463	0.4%
3.000%, 11/01/2042	58,291,946	58,601,205	0.4%
3.000%, 01/01/2043	43,745,547	43,996,500	0.3%
3.500%, 08/01/2044	67,995,229	70,108,621	0.4%
3.000%, 10/01/2045	40,610,564	40,849,061	0.2%
3.500%, 01/01/2046	61,955,926	63,904,962	0.4%
3.500%, 08/01/2046	66,116,671	68,308,103	0.4%
3.000%, 05/01/2047	90,814,790	90,993,353	0.6%
3.000%-6.500%, 12/01/2020-10/01/2045	451,282,023	467,645,988	2.9%
Federal National Mortgage Association (FNMA):
3.500%, 07/01/2027	43,124,905	44,675,122	0.3%
3.500%, 01/01/2032	54,477,348	56,650,938	0.3%
5.000%, 02/01/2035	38,172,015	41,411,373	0.2%
3.500%, 09/01/2041	40,211,968	41,520,534	0.3%
3.500%, 09/01/2043	47,189,817	48,744,939	0.3%
3.500%, 02/01/2045	63,892,750	65,967,980	0.4%
4.000%, 02/01/2045	55,902,664	58,834,929	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA):
4.000%, 11/01/2045	$70,080,535	$73,303,592	0.4%
3.500%, 12/01/2045	48,161,145	49,474,459	0.3%
4.500%, 02/01/2046	40,984,814	43,917,928	0.3%
4.500%, 08/01/2046	45,126,513	48,103,948	0.3%
3.500%, 11/01/2046	39,692,006	40,774,374	0.2%
2.500%-6.500%, 11/01/2021-10/01/2046	833,264,519	868,674,324	5.3%
Government National Mortgage Association (GNMA):
3.000%, 08/20/2046	60,671,081	61,280,535	0.4%
3.000%-6.500%, 12/20/2028-06/20/2046	223,258,770	232,036,692	1.4%
Other U.S. Government Agency Issues(7)		658,359	0.0%
Total U.S. Government Agency Issues
(Cost $2,857,323,699)		2,861,594,755	17.5%
Non-U.S. Government Agency Issues
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 1.787%, 01/25/2036
(1 Month LIBOR USD + 0.240%)(3)	45,568,898	45,186,092	0.3%
Other Non-U.S. Government Agency Issues(6)(7)(9)		1,008,339,976	6.1%
Total Non-U.S. Government Agency Issues
(Cost $1,044,933,592)		1,053,526,068	6.4%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Home Loan Mortgage Corp. (FHLMC),
Series K037, Class A2, 3.490%, 01/25/2024	66,850,000	70,184,217	0.4%
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023(4)	64,357,000	66,916,201	0.4%
Series K048, Class A2, 3.284%, 06/25/2025(4)	53,605,000	55,585,989	0.4%
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,601,000	85,914,126	0.5%
3.130%-3.347%, 06/25/2021-11/25/2026	49,800,000	51,568,540	0.3%
Other U.S. Government Agency Issues(7)		29,644,129	0.2%
Total U.S. Government Agency Issues
(Cost $359,951,172)		359,813,202	2.2%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK8, Class A4, 3.488%, 11/15/2050	43,125,000	44,292,618	0.3%
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	41,375,651	41,457,558	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	$40,030,000	$40,782,428	0.2%
Series 2013-C10, Class A3, 3.967%, 07/15/2046(4)	44,160,000	46,656,550	0.3%
Other Non-U.S. Government Agency Issues(7)		581,581,281	3.6%
Total Non-U.S. Government Agency Issues
(Cost $758,163,216)		754,770,435	4.6%
Other Asset Backed Securities
Ford Credit Auto Owner Trust,
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	57,275,000	56,447,691	0.4%
Other Asset Backed Securities(6)(7)		249,481,737	1.5%
Total Other Asset Backed Securities
(Cost $307,416,883)		305,929,428	1.9%
Total Long-Term Investments
(Cost $15,919,174,878)		16,080,899,918	98.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	358,474,852	358,474,852	2.2%
Total Short-Term Investment
(Cost $358,474,852)		358,474,852	2.2%
Total Investments
(Cost $16,277,649,730)		16,439,374,770	100.5%
Liabilities in Excess of Other Assets		(88,208,348)	(0.5)%
TOTAL NET ASSETS		$16,351,166,422	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $229,923,215, which represents 1.41% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $2,741,186,365, representing 16.76% of net assets.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(8)	Groupings contain a security in default.
(9)	Groupings contain a security that, on the last payment date, missed a partial principal or interest payment.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,332,340,578	$—	$2,332,340,578
Other Government Related Securities	—	211,373,533	—	211,373,533
Corporate Bonds	—	8,078,094,872	—	8,078,094,872
Taxable Municipal Bonds	—	123,457,047	—	123,457,047
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	2,861,594,755	—	2,861,594,755
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,053,526,068	—	1,053,526,068
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	359,813,202	—	359,813,202
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	754,770,435	—	754,770,435
Other Asset Backed Securities	—	305,929,428	—	305,929,428
Total Long-Term Investments	—	16,080,899,918	—	16,080,899,918
Short-Term Investment
Money Market Mutual Fund	358,474,852	—	—	358,474,852
Total Short-Term Investment	358,474,852	—	—	358,474,852
Total Investments	$358,474,852	$16,080,899,918	$—	$16,439,374,770

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

2017 Municipal Bond Market Overview
(Unaudited)

Impressive Resilience to a Changing Tax-Free Landscape
There were more than enough challenges for the municipal market to overcome in 2017, yet the market proved resilient throughout the year, ultimately providing investors with solid returns with relatively modest yield volatility. From start to finish, the political environment played a central role in driving sentiment and influencing tax-free valuations.  The year began with municipal prices stabilizing after the post-election run-up in rates and especially heavy selling of tax-free bonds.  President Trump’s pro-growth plans heightened uncertainty in the tax-free market, which created attractive tax-free valuations at the start of the year. Buyers recognized the value and returned, providing relatively consistent support as municipal funds experienced inflows in 40 of the 52 weeks last year.  Healthcare reform was the first big GOP legislative focus, but the inability to “repeal and replace” the Affordable Care Act allowed nonprofit healthcare providers the opportunity to continue to generate reasonable margins.  Ironically, the lack of progress on healthcare proved to be the catalyst for unifying a GOP coalition on tax reform.  Despite repeated assurances from key participants in the tax reform negotiations that municipals were “safe,” it was evident once the House version of the tax bill was released that changes were likely to impact the municipal market, specifically limiting the volume of new tax-free supply going forward (see details below).  The result was a rush to market by municipalities, boosting November supply 30% above the prior year and causing a record $62.5B of issuance in December.  Because of the year end supply boost, total supply for 2017 of $436B was just 3% below the record issuance of 2016.

AAA Municipal Yields

	Dec 31,	Sep 30,	Nov 30,	Dec 31,	1Mo	3Mo	2017
Maturity	2016	2017	2017	2017	Change	Change	Change
1	1.00%	0.92%	1.32%	1.44%	0.12%	0.52%	0.44%
2	1.23%	1.02%	1.52%	1.56%	0.04%	0.54%	0.33%
3	1.43%	1.13%	1.61%	1.59%	-0.02%	0.46%	0.16%
5	1.80%	1.37%	1.78%	1.70%	-0.08%	0.33%	-0.10%
7	2.05%	1.64%	1.96%	1.80%	-0.16%	0.16%	-0.25%
10	2.35%	2.00%	2.21%	2.01%	-0.20%	0.01%	-0.34%
30	3.08%	2.90%	2.86%	2.62%	-0.24%	-0.28%	-0.46%

Strong Demand Leads to Flatter Yield Curve
Investor demand rose to meet the record supply at year end, which helped to push yields lower across most of the curve in December (see 1-Month Changes above).  For the full year, the yields on municipal maturities of 5-years and longer fell while short-term yields rose, leading to significant flattening of the yield curve.  For example, the yield difference between the 2-year and 10-year maturities narrowed 24 bps in December alone, which was a good share of the full 67 bps narrowing for the year (from +112 bps to +45 bps). A similar but even greater flattening occurred across the entire yield curve, as the yield gap between the 2-year and 30-year maturities narrowed by 85 bps.  The result of the 2017 yield changes is the flattest tax-free yield curve since before the financial crisis. While some fear a flatter curve signals an impending economic slowdown, in this cycle the shift may instead be driven by the gradual, yet steady normalization in the Fed’s monetary policy combined with moderate inflation and strong demand for bonds, particularly from the aging baby boomers seeking supplemental income in retirement.

2017 Municipal Bond Market Overview
(Unaudited)

Tax Reform Impact on Municipals
The new “Tax Cuts and Jobs Act” will impact both the demand for and supply of municipal debt going forward.  In the near-term, the net effect of the tax changes is positive for investors, but the long-term impact is mixed.  Demand from individuals for tax-free bonds is expected to remain strong as the top marginal income tax rate fell only modestly to 37% from 39.6%.  Demand from investors in higher tax states should increase since the value of the exemption rises now that deductibility of state and local taxes (SALT) is capped at $10,000 under the new law.  Offsetting this will be less demand from corporate investors with the new corporate rate at 21%, down from 35%.  According to the most recent Federal Reserve data (Q3 2017), corporations (primarily banks and insurance companies) held 30% of all outstanding municipal debt. Importantly, the data also show that corporate purchases of municipal debt in 2017 was relatively modest, so the near-term impact may be less significant, particularly since there is little question that supply levels will decline in 2018. New issuance is expected to fall by approximately 20% from 2017 levels since the new law prohibits municipalities from advance refunding their debt in the tax-exempt market (an advance refunding is any refinancing that occurs more than 60 days prior to the call date).  Despite the primarily positive impact in the near-term from the tax changes, longer term questions remain.  For example, it remains to be seen how less corporate demand may impact the slope of the yield curve and whether banks and insurers, which typically buy longer maturity debt (beyond 10 years), will be fully replaced by individual buyers and mutual funds.  It is also uncertain how much more difficult it may be for municipalities to raise taxes in the future, given the new cap on SALT deductibility and the increased taxpayer awareness of their tax burden.  For sure, the municipal market has adapted to tax changes in the past and will do so once again.  Yet, the long-term effects, both on supply/demand conditions as well as credit implications, will require close monitoring over the course of 2018.

2017 Key Municipal Credit Events

•
Illinois finally reached a budget agreement after two years of political stalemate. The legislature overrode the Governor’s veto to raise both corporate and personal income taxes while also cutting spending.  All of the rating agencies affirmed the state’s rating within the lowest tier of the investment grade category and the state was able to borrow in the municipal market to pay down their large backlog of unpaid bills.

•
The agreement at the state level also allowed for the near-term stabilization of both the City of Chicago and Chicago Board of Education credits.  The City successfully securitized a portion of their sales tax revenue in a new security AAA-rated structure which allowed them to lower their cost of borrowing and the ability to repay some of their higher cost GO debt. Longer-term challenges remain for both of these credits as unfunded pension liabilities are very large.

•
The U.S. suffered a string of natural disasters that proved costly to all levels of government: local, state and federal.  Three Category 4 hurricanes hit the U.S. coast, with Texas, Florida, and Puerto Rico being the hardest hit.  The strong fiscal position of Texas and Florida, along with significant federal support, minimized any long-term damage to these states or local communities. Puerto Rico’s damage was more severe and long lasting, with nearly 50% of the island still without power over three months after the storm struck the island.  Puerto Rico’s GO debt traded to the low-$20’s as economic uncertainty rose and bondholder recovery expectations were reevaluated.

•
Hartford, CT averted a threatened bankruptcy filing after the state reached a budget agreement that provided additional support for the state’s capitol.  Among Hartford’s challenges is that nearly one-half of city parcels are exempt from property tax, limiting the options to increase revenues at the local level.

•
While unfunded pension and related liabilities remain a long-term challenge for many municipalities, caution and frugality is evident across the majority of state budgets. According to a National Association of State Budget Officers (NASBO) Fiscal Survey of States, 26 states are increasing FY2018 spending by less than 2%, and another 15 states are cutting spending year-over-year.  At the same time, state general fund revenues are expected to rise by 4%, allowing at least 25 states to project increases in reserves this fiscal year in preparation for the next economic slowdown.

2017 Municipal Bond Market Overview
(Unaudited)

Solid Returns to Finish a Strong Year
December performance provided a solid finish to a strong year of returns for the municipal market, in spite of record year end supply.  Returns for the month were indicative of the full calendar year in which both curve and credit risk were rewarded.  In 2017, longer maturities outperformed intermediate and shorter segments of the curve by a significant margin. The difference in returns between lower quality credit and higher quality was also meaningful, with High Yield municipals outperforming all other categories.  Not surprisingly, the higher-quality Prerefunded sector lagged both the General Obligation and Revenue sectors in 2017.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Bloomberg				Bloomberg
Barclays				Barclays
Index/Sector	Dec	3Mo	2017	Quality	Dec	3Mo	2017
Municipal Bond Index	1.05%	0.75%	5.45%	AAA	1.01%	0.51%	4.45%
General Obligation bonds	1.01%	0.56%	5.24%	AA	1.02%	0.65%	4.96%
Revenue bonds	1.14%	0.96%	6.00%	A	1.08%	0.89%	6.16%
Prerefunded bonds	0.24%	-0.54%	1.37%	BBB	1.20%	1.41%	8.74%
Long maturities (22+ yrs.)	1.55%	2.23%	8.19%	High Yield	1.30%	1.83%	9.69%
Intermediate				HY, ex-
maturities (1 – 17 yrs.)	0.83%	0.15%	4.33%	Puerto Rico	1.36%	2.28%	12.86%
Short maturities (1 – 5 yrs.)	0.20%	-0.65%	1.61%

2018 Outlook
The outlook for the municipal market in 2018 is positive, due to expectations of relatively light new supply, primarily due to the lack of advance refundings but also because some 2018 supply was also pulled into 2017. Yet, individual investor demand should remain steady. The favorable technical outlook is enhanced by the solid fundamental fiscal position of most municipalities.  Municipal credit spreads, while narrower than they were a year ago, are still sufficiently wide on select A and BBB rated issues to expect outperformance once again relative to higher quality issues.  Revenue-backed issues, which tend to have less political and pension-related risk than the typical General Obligation issues continue to warrant an overweight allocation.  The Prerefunded sector should benefit from a gradually shrinking supply of outstanding issues, but year-end valuations already largely reflect this.  Like any outlook, however, there is uncertainty around this base case scenario.  First, the year begins with a new tax policy that impacts both personal and corporate spending and investing behavior.  It is unknown the extent to which economic growth and inflation will be affected by the lower tax rates, but a modest boost to each would be welcomed by investors and policy makers alike.  Slightly faster growth and higher inflation would most likely also put modest upward pressure on municipal yields – a risk, but something that many investors would also welcome.  A second uncertainty centers on the aforementioned question regarding corporate interest in the municipal market. While we expect the curve flattening trend to continue, a resteepening of the curve or at least a slower pace of flattening may instead be the result of the corporate tax change. Finally, President Trump continues to promise an infrastructure plan, which could change the supply outlook if municipalities were incentivized to borrow.  This risk is modest and would certainly be more of a second half concern.  The challenge in passing an infrastructure plan is not agreeing on the need, but rather on the funding. The infrastructure funding hurdle got even higher with the passage of the tax bill which already adds to the federal budget deficit.

2017 Municipal Bond Market Overview
(Unaudited)

Disclosures

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Barclays Municipal Bond Index and do not represent separate indices.

The Bloomberg Barclays High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million.  The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Barclays Municipal Bond Index or Bloomberg Barclays High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Short-Term Municipal Bond Fund
December 31, 2017 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

Favorable supply/demand conditions in the market helped the Fund generate positive absolute performance while also outperforming its benchmark in 2017.

There were more than enough challenges for the municipal market to overcome in 2017, yet the market proved resilient throughout the year, ultimately providing investors with solid returns with relatively modest yield volatility. From start to finish, the political environment played a central role in driving sentiment and influencing tax-free valuations. The year began with municipal prices stabilizing after the post-election run-up in rates and especially heavy selling of tax-free bonds. The inability to “repeal and replace” the Affordable Care Act allowed nonprofit healthcare providers the opportunity to continue to generate reasonable margins. With respect to tax reform, despite repeated assurances from key participants in the tax reform negotiations that municipals were “safe,” it was evident once the House version of the tax bill was released that changes were likely to impact the municipal market, specifically limiting the volume of new tax-free supply going forward. The result was a rush to market by municipalities, boosting November supply 30% above the prior year and causing a record $62.5B of issuance in December.

Positive contributors to the Fund’s relative performance include:

•	Favorable positioning along the yield curve

•	Modest overweight to credit

•	An overweight to the Revenue sector, particularly Housing and Healthcare issues

•	Security selection

The outlook for the municipal market in 2018 is positive, due to expectations of relatively light new supply, primarily due to the lack of advance refundings but also because some 2018 supply was pulled into 2017. The favorable technical outlook is enhanced by the solid fundamental fiscal position of most municipalities. Like any outlook, however, there is uncertainty around this base case scenario. The first is the unknown impact the new tax policy will have on economic growth and inflation. A second uncertainty centers on corporate interest in the municipal market. While we expect the curve flattening trend to continue, a resteepening of the curve or at least a slower pace of flattening may instead be the result of the corporate tax change. Finally, President Trump continues to promise an infrastructure plan, which could change the supply outlook if municipalities were incentivized to borrow. This risk is modest and would likely be more of a second half concern. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with high-quality access to the municipal market.

Baird Short-Term Municipal Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$125,803,801

	SEC 30-Day
	Yield(4)
	Institutional Class	1.85%
	Investor Class	1.61%

	Average
	Effective
	Duration	2.30 years

	Average
	Effective
	Maturity	2.60 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	53.6%

	Number of
	Holdings	575

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2017	Year	Inception(1)
Institutional Class Shares	2.84%	1.92%
Investor Class Shares	2.45%	1.59%
Bloomberg Barclays Short (1-5 Year) Municipal Bond Index(2)	1.61%	0.89%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Black Belt Energy Gas District
4.000%, 07/01/2046(Callable 03/01/2021)
(Mandatory Tender Date 06/01/2021)(1)	$570,000	$603,915	0.5%
4.000%, 08/01/2047(Callable 04/01/2022)
(Mandatory Tender Date 07/01/2022)(1)	500,000	538,090	0.4%
Other Alabama(6)		309,759	0.3%
Total Alabama
(Cost $1,466,839)		1,451,764	1.2%
Alaska
Alaska Industrial Development & Export Authority
3.500%, 12/01/2020(Callable 12/01/2019)	750,000	762,353	0.6%
Other Alaska(6)		20,167	0.0%
Total Alaska
(Cost $784,327)		782,520	0.6%
Arizona
Total Arizona
(Cost $1,858,468)(3)(6)		1,851,514	1.5%
Arkansas
City of Fayetteville AR
3.050%, 01/01/2047(Callable 01/01/2027)	700,000	702,737	0.6%
City of Magnolia AR
2.600%, 08/01/2036(Callable 08/01/2024)
(Insured by BAM)(4)	565,000	564,175	0.4%
City of Pine Bluff AR
3.000%, 02/01/2047(Callable 08/01/2027)
(Insured by BAM)	625,000	627,581	0.5%
Other Arkansas(6)		2,445,292	1.9%
Total Arkansas
(Cost $4,308,388)		4,339,785	3.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
California
Colton Public Financing Authority
5.000%, 04/01/2024(Callable 04/01/2022)	$565,000	$629,969	0.5%
Northern California Gas Authority
1.525%, 07/01/2019
(3 Month LIBOR USD + 0.630%)(2)	505,000	503,556	0.4%
Other California(6)		3,807,092	3.0%
Total California
(Cost $4,920,387)		4,940,617	3.9%
Colorado
Adams County Housing Authority
1.500%, 11/01/2020(Callable 05/01/2019)
(Mandatory Tender Date 11/01/2019)(1)	1,000,000	996,050	0.8%
Colorado Educational & Cultural Facilities Authority
3.000%-5.000%, 12/01/2018-10/01/2025	1,370,000	1,463,320	1.2%
Colorado Housing & Finance Authority
4.000%, 05/01/2048(Callable 11/01/2026)	500,000	536,540	0.4%
Other Colorado(6)		2,266,915	1.8%
Total Colorado
(Cost $5,266,200)		5,262,825	4.2%
Connecticut
Total Connecticut
(Cost $1,032,310)(6)		1,026,159	0.8%
District of Columbia
Total District of Columbia
(Cost $212,599)(6)		209,055	0.2%
Florida
Florida Housing Finance Corp.
3.700%, 07/01/2021(Callable 01/01/2021)	690,000	714,295	0.6%
Florida State Municipal Loan Council
3.000%, 10/01/2020	540,000	548,834	0.4%
Orange County Housing Finance Authority
4.000%, 09/01/2040(Callable 09/01/2024)	640,000	669,504	0.5%
Other Florida(6)		3,376,735	2.7%
Total Florida
(Cost $5,323,968)		5,309,368	4.2%
Georgia
City of Atlanta GA
5.000%, 01/01/2024(Callable 01/01/2020)	500,000	529,085	0.4%
Other Georgia(6)		2,036,147	1.6%
Total Georgia
(Cost $2,563,446)		2,565,232	2.0%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Idaho
Total Idaho
(Cost $25,507)(6)		$25,444	0.0%
Illinois
Champaign County Community
Unit School District No. 116
5.000%, 01/01/2019	$1,100,000	1,129,359	0.9%
City of Chicago IL
5.000%, 11/01/2020	850,000	918,034	0.7%
Cook county Illinois School District No. 163
6.000%, 12/15/2024	795,000	965,273	0.8%
Other Illinois(6)		15,058,695	12.0%
Total Illinois
(Cost $18,109,271)		18,071,361	14.4%
Indiana
Total Indiana
(Cost $3,444,598)(6)		3,450,035	2.7%
Iowa
County of Taylor IA
1.300%, 06/01/2019(Callable 06/01/2018)	605,000	600,578	0.5%
Iowa Higher Education Loan Authority
2.000%, 12/01/2018(Callable 06/01/2018)	1,000,000	1,000,560	0.8%
Other Iowa(6)		359,209	0.3%
Total Iowa
(Cost $1,969,554)		1,960,347	1.6%
Kansas
Total Kansas
(Cost $806,816)(6)		809,820	0.6%
Kentucky
Kentucky Economic Development Finance Authority
6.500%, 03/01/2045(Pre-refunded to 06/01/2020)	950,000	1,056,305	0.8%
4.750%-6.375%, 08/15/2019-06/01/2040	760,000	818,111	0.7%
Other Kentucky(6)		50,013	0.0%
Total Kentucky
(Cost $1,934,353)		1,924,429	1.5%
Louisiana
Louisiana Local Government Environmental Facilities
& Community Development Authority
5.875%, 10/01/2040(Pre-refunded to 10/01/2020)	755,000	838,292	0.7%
5.500%-6.000%, 10/01/2025-10/01/2044	530,000	589,067	0.5%
Other Louisiana(6)		1,196,308	0.9%
Total Louisiana
(Cost $2,632,311)		2,623,667	2.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maine
Total Maine
(Cost $285,842)(6)		$280,155	0.2%
Maryland
Total Maryland
(Cost $25,413)(6)		25,378	0.0%
Massachusetts
Massachusetts Housing Finance Agency
3.500%, 12/01/2046(Callable 12/01/2025)	$940,000	985,261	0.8%
4.000%, 12/01/2048(Callable 06/01/2027)	700,000	754,243	0.6%
4.000%, 12/01/2044(Callable 06/01/2025)	165,000	174,347	0.1%
Other Massachusetts(3)(6)		392,927	0.3%
Total Massachusetts
(Cost $2,293,601)		2,306,778	1.8%
Michigan
Ecorse Public School District
4.000%, 05/01/2022(Insured by Q-SBLF)	830,000	891,337	0.7%
Michigan State Housing Development Authority
3.500%, 06/01/2047(Callable 06/01/2026)	620,000	645,470	0.5%
Other Michigan(6)		2,743,680	2.2%
Total Michigan
(Cost $4,292,242)		4,280,487	3.4%
Minnesota
City of Maple Grove MN
4.000%, 05/01/2022	600,000	649,500	0.5%
Minnesota Housing Finance Agency
4.000%, 07/01/2047(Callable 01/01/2027)	750,000	796,238	0.6%
2.900%-4.000%, 01/01/2025-01/01/2047	530,000	561,247	0.5%
Other Minnesota(6)		933,793	0.7%
Total Minnesota
(Cost $2,934,214)		2,940,778	2.3%
Mississippi
Total Mississippi
(Cost $501,606)(6)		500,691	0.4%
Missouri
Industrial Development Authority of the City of St. Louis MO
3.875%, 11/15/2029(Callable 11/15/2026)	500,000	509,580	0.4%
Kirkwood Industrial Development Authority
8.000%, 05/15/2021(Pre-refunded 05/15/2020)	535,000	588,602	0.5%
Missouri Housing Development Commission
4.000%, 05/01/2042(Callable 11/01/2026)	740,000	793,139	0.6%
Other Missouri(6)		1,611,631	1.3%
Total Missouri
(Cost $3,489,328)		3,502,952	2.8%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nebraska
Total Nebraska
(Cost $416,671)(6)		$416,902	0.3%
Nevada
Total Nevada
(Cost $480,692)(6)		490,639	0.4%
New Jersey
City of Trenton NJ
4.000%, 07/15/2022	$500,000	535,720	0.4%
New Jersey Transportation Trust Fund Authority
5.000%, 06/15/2018	700,000	709,352	0.6%
Other New Jersey(6)(7)		2,975,512	2.4%
Total New Jersey
(Cost $4,217,633)		4,220,584	3.4%
New Mexico
Total New Mexico
(Cost $643,773)(6)		643,212	0.5%
New York
Metropolitan Transportation Authority
2.290%, 11/01/2031 (SIFMA Municipal Swap
Index + 0.580%)(Callable 05/01/2019)
(Mandatory Tender Date 11/01/2019)(2)	500,000	500,355	0.4%
MTA Hudson Rail Yards Trust Obligations
5.000%, 11/15/2046(Callable 11/15/2019)	750,000	789,877	0.6%
Triborough Bridge & Tunnel Authority
1.504%, 01/01/2031 (1 Month LIBOR
USD + 0.580%)(Callable 11/01/2018)
(Mandatory Tender Date 12/01/2018)(2)	600,000	600,942	0.5%
Other New York(6)		3,090,969	2.5%
Total New York
(Cost $4,985,144)		4,982,143	4.0%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021(ETM)	580,000	634,578	0.5%
6.000%, 01/01/2022(ETM)	925,000	1,073,315	0.9%
5.000%, 01/01/2021(ETM)	435,000	475,933	0.4%
North Carolina Municipal Power Agency
0.000%, 01/01/2020	1,000,000	1,047,250	0.8%
State of North Carolina
5.000%, 05/01/2024(Callable 05/01/2023)	1,000,000	1,160,200	0.9%
Other North Carolina(6)		829,795	0.7%
Total North Carolina
(Cost $5,209,367)		5,221,071	4.2%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota
County of Ward ND
4.000%, 04/01/2024(Callable 04/01/2023)
(Insured by AGM)	$500,000	$541,755	0.4%
Jamestown Park District
2.900%, 07/01/2035(Callable 01/16/2018)	555,000	543,300	0.4%
Other North Dakota(6)		473,801	0.4%
Total North Dakota
(Cost $1,540,524)		1,558,856	1.2%
Ohio
Total Ohio
(Cost $1,699,423)(6)		1,698,638	1.4%
Oklahoma
Total Oklahoma
(Cost $76,395)(6)		76,136	0.1%
Oregon
State of Oregon
4.000%, 12/01/2048(Callable 12/01/2026)	1,000,000	1,071,740	0.9%
Other Oregon(6)		434,190	0.3%
Total Oregon
(Cost $1,510,496)		1,505,930	1.2%
Pennsylvania
Total Pennsylvania
(Cost $5,736,069)(6)		5,727,896	4.6%
Puerto Rico
Total Puerto Rico
(Cost $623,004)(6)		621,771	0.5%
Rhode Island
Rhode Island Health & Educational Building Corp.
5.000%, 05/15/2024	500,000	583,060	0.5%
Other Rhode Island(6)		161,534	0.1%
Total Rhode Island
(Cost $754,206)		744,594	0.6%
South Carolina
Total South Carolina
(Cost $949,262)(6)		943,114	0.7%
Tennessee
Nashville & Davidson County Metropolitan Government
1.550%, 11/15/2030
(Mandatory Tender Date 11/03/2020)(1)	750,000	742,170	0.6%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee Energy Acquisition Corp.
4.000%, 05/01/2048(Callable 02/01/2023)
(Mandatory Tender Date 05/01/2023)(1)	$555,000	$607,875	0.5%
Other Tennessee(6)		1,184,353	0.9%
Total Tennessee
(Cost $2,536,351)		2,534,398	2.0%
Texas
Fort Bend Independent School District
1.350%, 08/01/2040
(Callable 02/01/2018)(Mandatory Tender
Date 08/01/2019)(PSF Guaranteed)(1)	505,000	501,399	0.4%
Texas Department of Housing & Community Affairs
4.050%, 07/01/2026(Callable 01/01/2021)	515,000	536,682	0.4%
Other Texas(6)		7,648,600	6.1%
Total Texas
(Cost $8,715,127)		8,686,681	6.9%
Utah
Total Utah
(Cost $345,649)(6)		346,076	0.3%
Vermont
Total Vermont
(Cost $804,509)(6)		794,404	0.6%
Virgin Islands
Total Virgin Islands
(Cost $107,572)(6)		105,600	0.1%
Virginia
Total Virginia
(Cost $730,054)(6)		727,567	0.6%
Washington
Grays Harbor County Public Hospital District No. 1
3.000%, 08/01/2019(Callable 12/01/2018)	500,000	499,915	0.4%
Other Washington(6)		559,413	0.4%
Total Washington
(Cost $1,061,506)		1,059,328	0.8%
West Virginia
Total West Virginia
(Cost $126,708)(6)		125,752	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin
Wisconsin Housing & Economic Development Authority
3.500%, 09/01/2046(Callable 09/01/2025)	$475,000	$499,828	0.4%
4.000%, 03/01/2048(Callable 03/01/2027)	500,000	535,970	0.5%
Other Wisconsin(6)		2,064,055	1.6%
Total Wisconsin
(Cost $3,116,127)		3,099,853	2.5%
Total Long-Term Investments
(Cost $116,867,850)		116,772,306	92.8%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	163,311	163,311	0.1%
Total Short-Term Investment
(Cost $163,311)		163,311	0.1%
Total Investments
(Cost $117,031,161)		116,935,617	92.9%
Other Assets in Excess of Liabilities		8,868,184	7.0%
TOTAL NET ASSETS		$125,803,801	99.9%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
ETM – Escrowed to Maturity
PSF – Texas Permanent School Fund
Q-SBLF – Qualified School Building Loan Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(3)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $332,410, representing 0.26% of net assets.
(4)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(5)	7-Day Yield.
(6)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(7)	Groupings contain a security that, on the last payment date, missed a partial principal or interest payment.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at  December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$116,772,306	$—	$116,772,306
Total Long-Term Investments	—	116,772,306	—	116,772,306
Short-Term Investment
Money Market Mutual Fund	163,311	—	—	163,311
Total Short-Term Investment	163,311	—	—	163,311
Total Investments	$163,311	$116,772,306	$—	$116,935,617

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

Favorable supply/demand conditions in the market helped the Fund generate positive absolute performance while lagging its benchmark in 2017.

There were more than enough challenges for the municipal market to overcome in 2017, yet the market proved resilient throughout the year, ultimately providing investors with solid returns with relatively modest yield volatility. From start to finish, the political environment played a central role in driving sentiment and influencing tax-free valuations. The year began with municipal prices stabilizing after the post-election run-up in rates and especially heavy selling of tax-free bonds. The inability to “repeal and replace” the Affordable Care Act allowed nonprofit healthcare providers the opportunity to continue to generate reasonable margins. With respect to tax reform, despite repeated assurances from key participants in the tax reform negotiations that municipals were “safe,” it was evident once the House version of the tax bill was released that changes were likely to impact the municipal market, specifically limiting the volume of new tax-free supply going forward. The result was a rush to market by municipalities, boosting November supply 30% above the prior year and causing a record $62.5B of issuance in December.

Positive contributors to the Fund’s relative performance include:

•	Sector weighting

•	Security selection

Detractors from the Fund’s relative performance include:

•	The overweight to higher quality issues.

The outlook for the municipal market in 2018 is positive, due to expectations of relatively light new supply, primarily due to the lack of advance refundings but also because some 2018 supply was pulled into 2017. The favorable technical outlook is enhanced by the solid fundamental fiscal position of most municipalities. Like any outlook, however, there is uncertainty around this base case scenario. The first is the unknown impact the new tax policy will have on economic growth and inflation. A second uncertainty centers on corporate interest in the municipal market. While we expect the curve flattening trend to continue, a resteepening of the curve or at least a slower pace of flattening may instead be the result of the corporate tax change. Finally, President Trump continues to promise an infrastructure plan, which could change the supply outlook if municipalities were incentivized to borrow. This risk is modest and would likely be more of a second half concern. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with very high quality access to the municipal market.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$1,151,416,015

	SEC 30-Day
	Yield(4)
	Institutional Class	1.92%
	Investor Class	1.67%

	Average
	Effective
	Duration	4.64 years

	Average
	Effective
	Maturity	5.04 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	31.2%

	Number of
	Holdings	429

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/07, assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2017	Year	Years	Years	Inception(1)
Institutional Class Shares	3.12%	1.62%	3.45%	4.03%
Investor Class Shares	2.97%	1.38%	3.19%	3.77%
Bloomberg Barclays Quality Intermediate
Municipal Bond Index(2)	3.73%	2.18%	3.81%	4.06%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal  quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists  with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Arizona
Total Arizona
(Cost $5,885,003)(4)		$5,899,621	0.5%
Arkansas
Total Arkansas
(Cost $5,501,346)(4)		5,511,070	0.5%
California
City of Bakersfield CA
0.000%, 04/15/2021(ETM)	$12,380,000	11,657,503	1.0%
Rio Hondo Community College District
0.000%, 08/01/2042(Callable 08/01/2034)	6,125,000	6,699,709	0.6%
San Joaquin Hills Transportation Corridor Agency
0.000%, 01/01/2020(ETM)	6,865,000	6,634,473	0.6%
0.000%, 01/01/2023(ETM)	14,000,000	12,725,720	1.1%
0.000%-–%, 01/01/2027-01/01/2028	1,750,000	1,419,326	0.1%
San Marcos Public Facilities Authority
0.000%, 09/01/2019(ETM)	17,495,000	16,976,273	1.5%
Other California(4)		27,009,688	2.3%
Total California
(Cost $79,532,758)		83,122,692	7.2%
Colorado
Dawson Ridge Metropolitan District No. 1
0.000%, 10/01/2022(ETM)	36,045,000	32,658,933	2.8%
0.000%, 10/01/2022(ETM)	23,640,000	21,369,141	1.9%
Regional Transportation District
4.375%, 06/01/2039(Callable 06/01/2023)	5,725,000	6,112,411	0.5%
Other Colorado(4)		10,080,425	0.9%
Total Colorado
(Cost $68,109,099)		70,220,910	6.1%
Connecticut
Total Connecticut
(Cost $7,598,297)(4)		7,609,757	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
District of Columbia
Total District of Columbia
(Cost $153,337)(4)		$152,943	0.0%
Florida
County of Miami-Dade FL
4.500%, 10/01/2020	$7,100,000	7,640,594	0.7%
School District of Broward County
5.250%, 07/01/2022(Callable 07/01/2021)	8,390,000	9,332,952	0.8%
5.250%, 07/01/2023(Callable 07/01/2021)	4,915,000	5,462,089	0.5%
State of Florida
5.000%, 06/01/2022(Callable 06/01/2019)	13,800,000	14,428,176	1.2%
Other Florida(4)		52,542,292	4.6%
Total Florida
(Cost $86,726,177)		89,406,103	7.8%
Georgia
Forsyth County Hospital Authority
6.375%, 10/01/2028(ETM)	8,050,000	10,158,697	0.9%
Other Georgia(4)		11,942,379	1.0%
Total Georgia
(Cost $21,524,348)		22,101,076	1.9%
Illinois
Illinois Finance Authority
0.000%, 07/15/2023(ETM)	25,590,000	22,610,045	2.0%
0.000%, 07/15/2025(ETM)	44,705,000	37,295,593	3.2%
5.000%, 12/01/2030(Callable 12/01/2021)	6,825,000	7,657,104	0.7%
6.250%-6.625%, 05/01/2022-11/01/2039	2,945,000	3,232,134	0.3%
Kendall Kane & Will Counties
Community Unit School District No. 308
0.000%, 02/01/2021(Insured by AGM)	13,625,000	12,644,954	1.1%
Southwestern Illinois Development Authority
7.625%, 11/01/2048(Pre-refunded to 11/01/2023)	6,020,000	7,866,033	0.7%
Village of Schaumburg IL
4.000%, 12/01/2024(Callable 12/01/2022)	5,750,000	6,333,453	0.5%
Other Illinois(4)		43,199,727	3.7%
Total Illinois
(Cost $137,200,822)		140,839,043	12.2%
Indiana
Total Indiana
(Cost $11,631,796)(4)		11,828,577	1.0%
Iowa
Total Iowa
(Cost $4,587,962)(4)		4,641,864	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kansas
Total Kansas
(Cost $5,059,261)(4)		$5,079,648	0.4%
Kentucky
Total Kentucky
(Cost $245,618)(4)		242,653	0.0%
Louisiana
Louisiana Public Facilities Authority
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	$11,765,000	14,620,365	1.3%
5.500%, 05/15/2032(Pre-refunded to 05/15/2026)	22,125,000	27,946,309	2.5%
6.750%, 07/01/2039(Pre-refunded to 07/01/2019)	6,775,000	7,285,090	0.6%
Other Louisiana(4)		7,096,872	0.6%
Total Louisiana
(Cost $52,611,079)		56,948,636	5.0%
Maryland
Total Maryland
(Cost $2,472,818)(4)		2,471,698	0.2%
Massachusetts
Commonwealth of Massachusetts
4.000%, 12/01/2022(Pre-refunded to 12/01/2019)	15,000,000	15,666,150	1.4%
5.000%, 07/01/2033(Callable 07/01/2026)	1,000,000	1,198,720	0.1%
Other Massachusetts(4)		8,165,216	0.7%
Total Massachusetts
(Cost $24,850,812)		25,030,086	2.2%
Michigan
Total Michigan
(Cost $21,765,477)(4)		22,162,965	1.9%
Minnesota
University of Minnesota
5.500%, 07/01/2021(ETM)	11,260,000	12,265,743	1.1%
Other Minnesota(4)		2,482,653	0.2%
Total Minnesota
(Cost $14,839,329)		14,748,396	1.3%
Mississippi
Total Mississippi
(Cost $2,183,796)(4)		2,231,322	0.2%
Missouri
Total Missouri
(Cost $17,239,389)(4)		17,258,264	1.5%
Montana
Total Montana
(Cost $1,400,332)(4)		1,408,492	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nebraska
Total Nebraska
(Cost $4,649,542)(4)		$4,700,745	0.4%
New Hampshire
Total New Hampshire
(Cost $2,377,395)(4)		2,420,238	0.2%
New Jersey
Total New Jersey
(Cost $9,333,799)(4)		9,629,505	0.8%
New Mexico
Total New Mexico
(Cost $5,053,910)(4)		5,098,285	0.5%
New York
Metropolitan Transportation Authority
6.000%, 04/01/2020(ETM)	$10,525,000	11,049,882	1.0%
5.000%-5.000%, 11/15/2028-11/15/2031	1,210,000	1,406,939	0.1%
New York State Dormitory Authority
5.000%, 12/15/2023(Callable 12/15/2022)	11,685,000	13,502,134	1.1%
5.000%, 03/15/2030(Callable 03/15/2024)	6,665,000	7,829,509	0.7%
5.000%, 02/15/2030(Callable 08/15/2026)	700,000	848,169	0.1%
New York State Urban Development Corp.
5.000%, 03/15/2032(Callable 03/15/2024)	6,000,000	6,964,740	0.6%
Other New York(4)		17,348,368	1.5%
Total New York
(Cost $57,913,572)		58,949,741	5.1%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021(ETM)(Callable 01/29/2018)	10,355,000	11,112,675	1.0%
4.500%, 01/01/2024(Pre-refunded to 01/01/2022)	12,170,000	13,187,290	1.1%
6.400%, 01/01/2021(ETM)	3,352,000	3,575,847	0.3%
Other North Carolina(4)		1,746,042	0.2%
Total North Carolina
(Cost $29,658,685)		29,621,854	2.6%
North Dakota
Total North Dakota
(Cost $6,887,204)(4)		6,879,113	0.6%
Ohio
Ohio Housing Finance Agency
4.000%, 03/01/2047(Callable 09/01/2025)	6,510,000	6,883,218	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Ohio
5.000%, 06/15/2021	$6,740,000	$7,482,141	0.6%
Other Ohio(4)		12,344,609	1.1%
Total Ohio
(Cost $26,569,714)		26,709,968	2.3%
Oregon
Total Oregon
(Cost $11,818,003)(4)		11,809,350	1.0%
Pennsylvania
Total Pennsylvania
(Cost $22,150,069)(4)		22,122,921	1.9%
Puerto Rico
Puerto Rico Public Finance Corp.
5.500%, 08/01/2027(ETM)(Insured by AMBAC)	6,500,000	8,026,850	0.7%
5.125%-6.000%, 06/01/2024-08/01/2026(ETM)	5,600,000	7,039,298	0.6%
Other Puerto Rico(4)		1,188,364	0.1%
Total Puerto Rico
(Cost $16,349,451)		16,254,512	1.4%
Rhode Island
Total Rhode Island
(Cost $5,741,511)(4)		5,940,500	0.5%
South Carolina
Piedmont Municipal Power Agency
6.750%, 01/01/2020(ETM)	6,450,000	7,099,515	0.6%
5.375%, 01/01/2025(ETM)	5,665,000	6,755,399	0.6%
Other South Carolina(4)		5,400,149	0.5%
Total South Carolina
(Cost $18,920,201)		19,255,063	1.7%
South Dakota
Total South Dakota
(Cost $943,976)(4)		951,908	0.1%
Tennessee
Total Tennessee
(Cost $8,801,630)(4)		8,897,663	0.8%
Texas
City of Houston TX
0.000%, 12/01/2019(ETM)(Insured by AGM)	13,355,000	12,897,992	1.1%
5.500%, 12/01/2029(ETM)	16,050,000	20,854,889	1.8%
5.500%, 12/01/2024(ETM)	1,735,000	2,080,334	0.2%
City of San Antonio TX
5.650%, 02/01/2019(ETM)	7,865,000	8,076,018	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Harris TX
5.750%, 10/01/2028(Pre-refunded to 10/01/2018)	$6,930,000	$7,148,642	0.6%
5.000%-5.750%, 10/01/2020-10/01/2026	4,330,000	5,242,225	0.5%
Harris County Health Facilities Development Corp.
5.750%, 07/01/2027(ETM)	5,000,000	6,092,150	0.5%
1.800%, 12/01/2041(Callable 01/02/2018)(1)	6,000,000	6,000,000	0.5%
5.500%, 10/01/2019(ETM)	2,995,000	3,127,139	0.3%
Lamar Consolidated Independent School District
5.000%, 02/15/2026(Callable 02/15/2025)
(PSF Guaranteed)	5,860,000	7,042,138	0.6%
North East Independent School District
5.000%, 08/01/2021(PSF Guaranteed)	6,095,000	6,774,532	0.6%
5.000%, 08/01/2023(PSF Guaranteed)	5,330,000	6,209,663	0.5%
5.000%, 02/01/2024(PSF Guaranteed)	2,930,000	3,450,837	0.3%
Tarrant County Health Facilities Development Corp.
6.000%, 09/01/2024(ETM)	6,065,000	6,930,294	0.6%
The University of Texas System
5.000%, 08/15/2022	8,595,000	9,824,429	0.9%
Tomball Independent School District
5.000%, 02/15/2025(PSF Guaranteed)	5,440,000	6,549,434	0.6%
Other Texas(2)(4)		108,366,721	9.4%
Total Texas
(Cost $222,260,137)		226,667,437	19.7%
Utah
Total Utah
(Cost $10,142,863)(4)		10,459,134	0.9%
Vermont
Total Vermont
(Cost $3,127,364)(4)		3,119,078	0.3%
Virginia
Total Virginia
(Cost $2,432,245)(4)		2,378,421	0.2%
Washington
State of Washington
5.000%, 07/01/2032(Callable 01/01/2025)	6,005,000	7,072,449	0.6%
5.000%-5.500%, 07/01/2023-08/01/2038	8,770,000	10,201,642	0.9%
Washington Health Care Facilities Authority
6.250%, 08/01/2036(Pre-refunded to 08/01/2018)	8,100,000	8,308,494	0.7%
6.125%-6.250%, 11/15/2031-11/15/2041	5,390,000	6,190,317	0.6%
Other Washington(4)		10,738,452	0.9%
Total Washington
(Cost $41,746,124)		42,511,354	3.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio
5.000%, 06/01/2030(Pre-refunded to 06/01/2024)	$10,500,000	$12,400,185	1.1%
5.000%, 06/01/2031(Pre-refunded to 06/01/2024)	6,175,000	7,292,490	0.6%
5.000%, 06/01/2028(Pre-refunded to 06/01/2024)	500,000	590,485	0.1%
Other Wisconsin(4)		15,969,443	1.4%
Total Wisconsin
(Cost $36,671,828)		36,252,603	3.2%
Total Long-Term Investments
(Cost $1,114,668,079)		1,139,545,209	99.0%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	2,072,461	2,072,461	0.2%
Total Short-Term Investment
(Cost $2,072,461)		2,072,461	0.2%
Total Investments
(Cost $1,116,740,540)		1,141,617,670	99.2%
Other Assets in Excess of Liabilities		9,798,345	0.8%
TOTAL NET ASSETS		$1,151,416,015	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
ETM – Escrowed to Maturity
PSF – Texas Permanent School Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)
Grouping contains Auction Rate Securities. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	7-Day Yield.
(4)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,139,545,209	$—	$1,139,545,209
Total Long-Term Investments	—	1,139,545,209	—	1,139,545,209
Short-Term Investment
Money Market Mutual Fund	2,072,461	—	—	2,072,461
Total Short-Term Investment	2,072,461	—	—	2,072,461
Total Investments	$2,072,461	$1,139,545,209	$—	$1,141,617,670

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Favorable supply/demand conditions in the market helped the Fund generate positive absolute performance while also outperforming its benchmark in 2017.

There were more than enough challenges for the municipal market to overcome in 2017, yet the market proved resilient throughout the year, ultimately providing investors with solid returns with relatively modest yield volatility. From start to finish, the political environment played a central role in driving sentiment and influencing tax-free valuations. The year began with municipal prices stabilizing after the post-election run-up in rates and especially heavy selling of tax-free bonds. The inability to “repeal and replace” the Affordable Care Act allowed nonprofit healthcare providers the opportunity to continue to generate reasonable margins. With respect to tax reform, despite repeated assurances from key participants in the tax reform negotiations that municipals were “safe,” it was evident once the House version of the tax bill was released that changes were likely to impact the municipal market, specifically limiting the volume of new tax-free supply going forward. The result was a rush to market by municipalities, boosting November supply 30% above the prior year and causing a record $62.5B of issuance in December.

Positive contributors to the Fund’s relative performance include:

•	Favorable positioning along the yield curve

•	Modest overweight to credit

•	An overweight to the Revenue sector, particularly Housing and Healthcare issues

•	Security selection

The outlook for the municipal market in 2018 is positive, due to expectations of relatively light new supply, primarily due to the lack of advance refundings but also because some 2018 supply was pulled into 2017. The favorable technical outlook is enhanced by the solid fundamental fiscal position of most municipalities. Like any outlook, however, there is uncertainty around this base case scenario. The first is the unknown impact the new tax policy will have on economic growth and inflation. A second uncertainty centers on corporate interest in the municipal market. While we expect the curve flattening trend to continue, a resteepening of the curve or at least a slower pace of flattening may instead be the result of the corporate tax change. Finally, President Trump continues to promise an infrastructure plan, which could change the supply outlook if municipalities were incentivized to borrow. This risk is modest and would likely be more of a second half concern. In this uncertain environment, we believe the Fund is well positioned to continue to provide shareholders with high-quality access to the municipal market.

Baird Core Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)

	Net Assets	$236,518,277

	SEC 30-Day
	Yield(4)
	Institutional Class	2.10%
	Investor Class	1.86%

	Average
	Effective
	Duration	4.78 years

	Average
	Effective
	Maturity	5.18 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	66.1%

	Number of
	Holdings	622

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2017.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (8/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2017 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2017	Year	Inception(1)
Institutional Class Shares	5.15%	3.58%
Investor Class Shares	5.00%	3.34%
Bloomberg Barclays Municipal Bond (1-15 Year) Index(2)	4.33%	2.64%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2017.
(2)
The Bloomberg Barclays Municipal Bond (1-15 Year) Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund's Form N-CSR at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Black Belt Energy Gas District
4.000%, 08/01/2047(Callable 04/01/2022)
(Mandatory Tender Date 07/01/2022)(1)	$1,000,000	$1,076,180	0.4%
City of Pell City AL Special Care
Facilities Financing Authority
5.000%, 12/01/2031(Callable 12/01/2021)	1,000,000	1,099,550	0.5%
Other Alabama(4)		1,924,335	0.8%
Total Alabama
(Cost $4,032,271)		4,100,065	1.7%
Alaska
Alaska Industrial Development & Export Authority
3.500%, 12/01/2020(Callable 12/01/2019)	1,250,000	1,270,587	0.5%
Other Alaska(4)		1,332,928	0.6%
Total Alaska
(Cost $2,587,708)		2,603,515	1.1%
Arizona
Total Arizona
(Cost $5,210,600)(4)(3)		5,292,825	2.2%
Arkansas
Arkansas Technical University
4.000%, 06/01/2028(Callable 06/01/2023)	1,025,000	1,113,160	0.5%
3.250%, 06/01/2037(Callable 06/01/2023)	1,495,000	1,495,703	0.6%
3.375%, 06/01/2041(Callable 06/01/2023)	300,000	300,363	0.1%
City of Fayetteville AR
3.050%, 01/01/2047(Callable 01/01/2027)	1,050,000	1,054,105	0.5%
City of Magnolia AR
3.200%, 08/01/2033(Callable 08/01/2024)
(Insured by BAM)	1,085,000	1,081,040	0.5%
City of Pine Bluff AR
3.000%, 02/01/2047(Callable 08/01/2027)
(Insured by BAM)	1,000,000	1,004,130	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
University of Central Arkansas
4.000%, 11/01/2031(Callable 11/01/2025)
(Insured by BAM)	$885,000	$959,809	0.4%
Other Arkansas(4)		3,343,764	1.4%
Total Arkansas
(Cost $10,252,640)		10,352,074	4.4%
California
Corona-Norca Unified School District
6.800%, 08/01/2039(Callable 08/01/2027)
(Insured by AGM)	890,000	1,224,195	0.5%
Other California(2)(4)		15,388,568	6.5%
Total California
(Cost $16,061,779)		16,612,763	7.0%
Colorado
City of Sheridan CO
5.000%, 12/01/2042(Callable 12/01/2025)	1,130,000	1,313,998	0.6%
Other Colorado(4)		9,274,001	3.9%
Total Colorado
(Cost $10,398,768)		10,587,999	4.5%
Connecticut
Total Connecticut
(Cost $1,999,652)(4)		2,008,613	0.8%
District of Columbia
Total District of Columbia
(Cost $1,949,276)(4)		1,989,103	0.8%
Florida
City of Tallahassee FL
5.000%, 10/01/2033(Callable 10/01/2025)	1,240,000	1,479,134	0.6%
Reedy Creek Improvement District
4.000%, 06/01/2035(Callable 06/01/2027)	1,000,000	1,094,320	0.5%
Other Florida(2)(4)		6,530,832	2.7%
Total Florida
(Cost $8,959,115)		9,104,286	3.8%
Georgia
City of Atlanta GA
5.000%, 01/01/2028(Callable 01/01/2020)	1,000,000	1,054,340	0.4%
Other Georgia(4)		3,921,876	1.7%
Total Georgia
(Cost $4,951,890)		4,976,216	2.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois
Cook County School District No. 163
6.000%, 12/15/2027	$1,150,000	1,456,199	0.6%
Illinois Finance Authority
1.600%-6.625%, 02/15/2021-08/01/2044	3,055,000	3,324,189	1.4%
Illinois Housing Development Authority
3.100%, 02/01/2035(Callable 02/01/2026)	1,250,000	1,243,250	0.5%
Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2031(Callable 12/01/2021)	1,000,000	1,112,700	0.5%
State of Illinois
5.000%, 06/15/2027(Callable 06/15/2021)	1,500,000	1,639,830	0.7%
0.000%-5.500%, 08/01/2019-07/01/2033	2,430,000	2,554,031	1.1%
Other Illinois(4)		18,588,391	7.8%
Total Illinois
(Cost $29,633,576)		29,918,590	12.6%
Indiana
Columbus Multi-High School Building Corp.
5.000%, 01/15/2029	1,200,000	1,487,700	0.6%
Kankakee Valley Middle School Building Corp.
5.000%, 01/15/2029	1,000,000	1,223,540	0.5%
Other Indiana(4)		5,095,668	2.2%
Total Indiana
(Cost $7,706,974)		7,806,908	3.3%
Iowa
Iowa Higher Education Loan Authority
2.000%, 12/01/2018(Callable 06/01/2018)	1,000,000	1,000,560	0.4%
Other Iowa(4)		2,023,842	0.9%
Total Iowa
(Cost $2,986,595)		3,024,402	1.3%
Kansas
Total Kansas
(Cost $1,369,109)(4)		1,386,379	0.6%
Kentucky
Total Kentucky
(Cost $344,829)(4)		341,682	0.1%
Louisiana
Louisiana Public Facilities Authority
5.000%, 10/01/2023	1,000,000	1,129,540	0.4%
Other Louisiana(4)		630,616	0.3%
Total Louisiana
(Cost $1,731,696)		1,760,156	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Maine
Total Maine
(Cost $951,440)(4)		$943,774	0.4%
Massachusetts
Commonwealth of Massachusetts
5.000%, 07/01/2033(Callable 07/01/2026)	$1,160,000	1,390,515	0.6%
Massachusetts Development Finance Agency
5.000%, 07/15/2033	1,000,000	1,210,700	0.5%
Other Massachusetts(4)(3)		2,064,646	0.9%
Total Massachusetts
(Cost $4,635,445)		4,665,861	2.0%
Michigan
Detroit Michigan School District
5.000%, 05/01/2033(Callable 05/01/2022)
(Insured by Q-SBLF)	1,000,000	1,103,210	0.5%
Lake Orion Community School District
5.000%, 05/01/2025(Insured By Q-SBLF)	1,635,000	1,950,539	0.8%
Other Michigan(4)		3,216,201	1.4%
Total Michigan
(Cost $6,137,367)		6,269,950	2.7%
Minnesota
Minnesota Housing Finance Agency
4.000%, 01/01/2047(Callable 01/01/2026)	1,040,000	1,104,792	0.5%
Other Minnesota(4)		2,489,663	1.0%
Total Minnesota
(Cost $3,559,400)		3,594,455	1.5%
Mississippi
State of Mississippi
5.000%, 10/15/2034(Callable 10/15/2025)	1,000,000	1,171,160	0.5%
Other Mississippi(4)		408,029	0.2%
Total Mississippi
(Cost $1,526,015)		1,579,189	0.7%
Missouri
Missouri Housing Development Commission
4.000%, 05/01/2042(Callable 11/01/2026)	1,240,000	1,329,044	0.6%
Other Missouri(2)(4)		2,405,692	1.0%
Total Missouri
(Cost $3,700,192)		3,734,736	1.6%
Montana
Total Montana
(Cost $2,465,683)(4)		2,527,590	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nebraska
Total Nebraska
(Cost $2,830,259)(4)		$2,857,486	1.2%
Nevada
Las Vegas Convention & Visitors Authority
5.000%, 07/01/2026	$1,000,000	1,198,720	0.5%
Other Nevada(4)		2,243,075	1.0%
Total Nevada
(Cost $3,435,997)		3,441,795	1.5%
New Jersey
New Jersey Health Care Facilities Financing Authority
4.000%, 07/01/2026(Callable 07/01/2022)	1,000,000	1,074,640	0.5%
Other New Jersey(2)(4)		5,498,474	2.3%
Total New Jersey
(Cost $6,518,284)		6,573,114	2.8%
New Mexico
New Mexico Mortgage Finance Authority
3.500%, 09/01/2036(Callable 03/01/2025)	1,000,000	1,019,680	0.4%
Other New Mexico(4)		314,726	0.2%
Total New Mexico
(Cost $1,344,829)		1,334,406	0.6%
New York
MTA Hudson Rail Yards Trust Obligations
5.000%, 11/15/2046(Callable 11/15/2019)	1,250,000	1,316,462	0.6%
New York State Dormitory Authority
5.000%, 03/15/2026(Callable 03/15/2025)	1,355,000	1,641,447	0.7%
Other New York(2)(4)		4,746,657	2.0%
Total New York
(Cost $7,657,512)		7,704,566	3.3%
North Carolina
Wilmington Housing Authority
1.500%, 10/01/2020
(Mandatory Tender Date 10/01/2019)(1)	1,000,000	991,380	0.4%
Other North Carolina(4)		864,521	0.4%
Total North Carolina
(Cost $1,868,751)		1,855,901	0.8%
North Dakota
County of Ward ND
4.000%, 04/01/2026(Callable 04/01/2023)
(Insured by AGM)	1,030,000	1,103,892	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Dakota Housing Finance Agency
2.950%, 07/01/2031(Callable 07/01/2025)	$1,775,000	$1,779,739	0.7%
Other North Dakota(4)		1,644,859	0.7%
Total North Dakota
(Cost $4,528,896)		4,528,490	1.9%
Ohio
Ohio Housing Finance Agency
3.200%, 09/01/2036(Callable 09/01/2025)	970,000	979,186	0.4%
Other Ohio(4)		6,082,439	2.6%
Total Ohio
(Cost $6,967,748)		7,061,625	3.0%
Oklahoma
Total Oklahoma
(Cost $941,813)(2)(4)		942,152	0.4%
Oregon
Washington & Multnomah
Counties School District No. 48J
0.000%, 06/15/2036(Callable 06/15/2027)	1,150,000	1,347,984	0.6%
Other Oregon(4)		2,105,721	0.9%
Total Oregon
(Cost $3,281,664)		3,453,705	1.5%
Pennsylvania
Indiana County Industrial Development Authority
1.450%, 09/01/2020(Callable 03/01/2020)	1,000,000	998,180	0.4%
Pennsylvania Turnpike Commission
0.000%-6.375%, 06/01/2019-12/01/2038	2,105,000	2,533,901	1.1%
Westmoreland County Municipal Authority
5.000%, 08/15/2028(Callable 08/15/2027)
(Insured by BAM)	1,540,000	1,830,998	0.8%
Other Pennsylvania(4)		6,172,308	2.6%
Total Pennsylvania
(Cost $11,430,360)		11,535,387	4.9%
Puerto Rico
Total Puerto Rico
(Cost $261,599)(4)		262,270	0.1%
Rhode Island
Total Rhode Island
(Cost $796,898)(4)		791,453	0.3%
South Carolina
Total South Carolina
(Cost $1,405,912)(4)		1,441,810	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
Total South Dakota
(Cost $754,420)(4)		$757,872	0.3%
Tennessee
Tennessee Housing Development Agency
3.450%, 07/01/2040(Callable 01/01/2027)	1,000,000	990,310	0.4%
Other Tennessee(4)		2,401,279	1.0%
Total Tennessee
(Cost $3,366,278)		3,391,589	1.4%
Texas
Fort Bend Independent School District
1.350%, 08/01/2042(Mandatory Tender
Date 08/01/2020)(PSF Guaranteed)(1)	1,000,000	997,980	0.4%
Mansfield Independent School District
5.000%, 02/15/2047
(Callable 02/15/2020)(PSF Guaranteed)	1,400,000	1,485,988	0.6%
Tarrant County Cultural Education Facilities Finance Corp.
1.800%, 10/01/2041(1)	1,000,000	1,000,000	0.4%
Other Texas(2)(4)		14,369,504	6.1%
Total Texas
(Cost $17,690,544)		17,853,472	7.5%
Utah
Total Utah
(Cost $3,599,430)(4)		3,678,395	1.6%
Vermont
Total Vermont
(Cost $1,002,255)(4)		986,188	0.4%
Virgin Islands
Total Virgin Islands
(Cost $430,289)(4)		422,400	0.2%
Virginia
Virginia Department of Small Business and Supplier Diversity
1.810%, 07/01/2030(1)	1,000,000	1,000,000	0.4%
Other Virginia(4)		474,489	0.2%
Total Virginia
(Cost $1,477,346)		1,474,489	0.6%
Washington
Grays Harbor County Public Hospital District No. 1
3.000%, 08/01/2019(Callable 12/01/2018)	1,000,000	999,830	0.4%
Other Washington(4)		2,271,929	1.0%
Total Washington
(Cost $3,227,300)		3,271,759	1.4%
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin
Wisconsin Health & Educational Facilities Authority
2.650%, 11/01/2020(Callable 11/01/2019)	$1,000,000	$989,490	0.4%
5.000%, 08/15/2028(Callable 08/15/2023)	1,000,000	1,143,290	0.5%
4.000%-5.250%, 07/01/2023-10/15/2039	2,495,000	2,753,097	1.2%
Other Wisconsin(4)		4,862,309	2.0%
Total Wisconsin
(Cost $9,661,535)		9,748,186	4.1%
Wyoming
Lincoln County WY
1.800%, 10/01/2044(1)	1,000,000	1,000,000	0.4%
Other Wyoming(4)		900,000	0.5%
Total Wyoming
(Cost $1,900,000)		1,900,000	0.9%
Total Long-Term Investments
(Cost $229,531,939)		232,449,641	98.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(5)	42,746	42,746	0.0%
Total Short-Term Investment
(Cost $42,746)		42,746	0.0%
Total Investments
(Cost $229,574,684)		232,492,387	98.3%
Other Assets in Excess of Liabilities		4,025,890	1.7%
TOTAL NET ASSETS		$236,518,277	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
PSF – Texas Permanent School Fund
Q-SBLF – Qualified School Building Loan Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)
Grouping contains an Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	Groupings contain, in aggregate, securities defined in Rule 144A under the Securities Act of 1933 totaling $614,825, representing 0.26% of net assets.
(4)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
(5)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$232,449,641	$—	$232,449,641
Total Long-Term Investments	—	232,449,641	—	232,449,641
Short-Term Investment
Money Market Mutual Fund	42,746	—	—	42,746
Total Short-Term Investment	42,746	—	—	42,746
Total Investments	$42,746	$232,449,641	$—	$232,492,387

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2017 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7/1/17	12/31/17	Period(1)	12/31/17	Period(1)
Baird Ultra Short
Bond Fund
Institutional Class	0.15%	$1,000.00	$1,006.60	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$1,005.20	$2.02	$1,023.19	$2.04

Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,004.20	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,002.90	$2.78	$1,022.43	$2.80

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,007.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,006.20	$2.78	$1,022.43	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,014.50	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,012.70	$2.79	$1,022.43	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,016.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,015.00	$2.79	$1,022.43	$2.80

Baird Short-Term
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,007.40	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,005.20	$2.78	$1,022.43	$2.80

Baird Quality Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,003.10	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,002.50	$2.78	$1,022.43	$2.80

Baird Core Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,019.10	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,017.80	$2.80	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2017

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $536,453,120, $5,562,050,827,
and $2,983,799,946, respectively)	$536,401,570	$5,542,907,351	$2,981,124,538
Interest receivable	2,286,363	34,298,022	18,791,618
Receivable for investments sold	203,424	21,937,900	24
Receivable for Fund shares sold	1,400,999	11,690,572	7,900,994
Uninvested cash	21,384	186,098	305,640
Prepaid expenses and other assets	3	75,068	329,036
Total assets	540,313,743	5,611,095,011	3,008,451,850
LIABILITIES:
Payable for securities purchased	—	65,809,260	49,325,535
Payable for Fund shares redeemed	690,375	9,158,058	2,453,988
Payable to Advisor, net (Note 5)	48,562	1,170,218	623,394
Accrued Rule 12b-1 fees (Note 8)	3,329	54,112	21,714
Accrued expenses and other liabilities	24,281	235,175	124,679
Total liabilities	766,547	76,426,823	52,549,310
NET ASSETS	$539,547,196	$5,534,668,188	$2,955,902,540
NET ASSETS CONSIST OF:
Capital stock	$539,953,577	$5,559,188,382	$2,961,556,366
Accumulated undistributed
net investment income	8,078	103,316	133,837
Accumulated net realized
loss on investments sold	(362,909)	(5,480,034)	(3,112,255)
Net unrealized depreciation
on investments	(51,550)	(19,143,476)	(2,675,408)
NET ASSETS	$539,547,196	$5,534,668,188	$2,955,902,540
INSTITUTIONAL CLASS SHARES
Net Assets	$531,990,221	$5,399,738,704	$2,901,960,154
Shares outstanding ($0.01 par value,
unlimited shares authorized)	53,048,050	559,955,381	263,620,502
Net asset value, offering and
redemption price per share	$10.03	$9.64	$11.01
INVESTOR CLASS SHARES
Net Assets	$7,556,975	$134,929,484	$53,942,386
Shares outstanding ($0.01 par value,
unlimited shares authorized)	753,794	13,994,913	4,691,852
Net asset value, offering and
redemption price per share	$10.03	$9.64	$11.50

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2017

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $14,345,721,959 and
$16,277,649,730, respectively)	$14,462,062,007	$16,439,374,770
Interest receivable	89,326,817	112,386,834
Receivable for investments sold	13,800,860	2,374,549
Receivable for Fund shares sold	44,372,260	22,525,457
Uninvested cash	995,533	1,254,997
Prepaid expenses and other assets	531,438	48,550
Total assets	14,611,088,915	16,577,965,157
LIABILITIES:
Payable for securities purchased	180,841,996	205,611,428
Payable for Fund shares redeemed	18,009,487	16,037,678
Payable to Advisor, net (Note 5)	3,054,859	3,439,824
Accrued Rule 12b-1 fees (Note 8)	360,730	1,021,031
Accrued expenses and other liabilities	610,972	688,774
Total liabilities	202,878,044	226,798,735
NET ASSETS	$14,408,210,871	$16,351,166,422
NET ASSETS CONSIST OF:
Capital stock	$14,321,963,653	$16,213,745,532
Accumulated undistributed net investment income	411,465	726,500
Accumulated net realized loss on investments sold	(30,504,295)	(25,030,650)
Net unrealized appreciation on investments	116,340,048	161,725,040
NET ASSETS	$14,408,210,871	$16,351,166,422
INSTITUTIONAL CLASS SHARES
Net Assets	$13,582,812,334	$13,920,151,459
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,249,248,178	1,240,378,628
Net asset value, offering and
redemption price per share	$10.87	$11.22
INVESTOR CLASS SHARES
Net Assets	$825,398,537	$2,431,014,963
Shares outstanding ($0.01 par value,
unlimited shares authorized)	73,467,456	208,184,711
Net asset value, offering and
redemption price per share	$11.23	$11.68

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2017

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $117,031,161, $1,116,740,540
and $229,574,684, respectively)	$116,935,617	$1,141,617,670	$232,492,387
Interest receivable	908,978	11,168,391	2,009,270
Receivable for Fund shares sold	11,873,216	6,602,793	6,479,717
Uninvested cash	6,891	660	—
Prepaid expenses and other assets	—	38	—
Total assets	129,724,702	1,159,389,552	240,981,374
LIABILITIES:
Payable for securities purchased	2,708,301	27,528	4,396,552
Payable for Fund shares redeemed	1,181,572	7,565,544	10,830
Payable to Advisor, net (Note 5)	23,688	246,232	45,539
Accrued Rule 12b-1 fees (Note 8)	2,602	84,598	946
Accrued interest expense (Note 7)	—	149	—
Accrued expenses and other liabilities	4,738	49,486	9,230
Total liabilities	3,920,901	7,973,537	4,463,097
NET ASSETS	$125,803,801	$1,151,416,015	$236,518,277
NET ASSETS CONSIST OF:
Capital stock	$125,872,480	$1,133,589,794	$233,606,041
Accumulated undistributed
net investment income	5,226	—	11,590
Accumulated undistributed net realized
gain (loss) on investments sold	21,639	(7,050,909)	(17,057)
Net unrealized appreciation (depreciation)
on investments	(95,544)	24,877,130	2,917,703
NET ASSETS	$125,803,801	$1,151,416,015	$236,518,277
INSTITUTIONAL CLASS SHARES
Net Assets	$120,945,227	$1,044,113,197	$234,802,895
Shares outstanding ($0.01 par value,
unlimited shares authorized)	12,004,019	90,606,264	22,749,126
Net asset value, offering and
redemption price per share	$10.08	$11.52	$10.32
INVESTOR CLASS SHARES
Net Assets	$4,858,574	$107,302,818	$1,715,382
Shares outstanding ($0.01 par value,
unlimited shares authorized)	482,815	9,095,370	166,269
Net asset value, offering and
redemption price per share	$10.06	$11.80	$10.32

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2017

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$8,010,313	$98,356,999	$69,071,669
Other income	2,502	27,785	65
Total investment income	8,012,815	98,384,784	69,071,734
EXPENSES:
Investment advisory fees (Note 5)	1,376,644	12,093,873	6,602,742
Administration fees	275,329	2,418,774	1,320,548
Rule 12b-1 fees –
Investor Class Shares (Note 8)	25,999	312,278	234,393
Total expenses	1,677,972	14,824,925	8,157,683
Fee waiver by Advisor (Note 5)	(825,986)	—	—
Net expenses	851,986	14,824,925	8,157,683
NET INVESTMENT INCOME	7,160,829	83,559,859	60,914,051

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(22,182)	(4,735,685)	(1,847,622)
Change in unrealized
depreciation on investments	(182,448)	(11,850,257)	7,084,033
Net realized and unrealized
gain (loss) on investments	(204,630)	(16,585,942)	5,236,411
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,956,199	$66,973,917	$66,150,462

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2017

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$344,358,334	$432,714,625
Other income	10,440	—
Total investment income	344,368,774	432,714,625
EXPENSES:
Investment advisory fees (Note 5)	31,858,565	36,293,095
Administration fees (Note 5)	6,371,713	7,258,619
Rule 12b-1 fees – Investor Class Shares (Note 8)	2,110,701	6,908,786
Total expenses	40,340,979	50,460,500
NET INVESTMENT INCOME	304,027,795	382,254,125

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(976,549)	4,924,250
Change in unrealized appreciation on investments	207,542,499	255,225,834
Net realized and unrealized gain on investments	206,565,950	260,150,084
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$510,593,745	$642,404,209

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2017

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$1,678,005	$27,859,624	$3,573,648
Other income	1,099	—	1,672
Total investment income	1,679,104	27,859,624	3,575,320
EXPENSES:
Investment advisory fees (Note 5)	206,238	2,686,938	381,317
Administration fees (Note 5)	41,247	537,388	76,263
Interest Expense (Note 7)	—	149	—
Rule 12b-1 fees –
Investor Class Shares (Note 8)	9,401	316,268	3,888
Total expenses	256,886	3,540,743	461,468
NET INVESTMENT INCOME	1,422,218	24,318,881	3,113,852

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	87,302	(953,373)	289,925
Change in unrealized
appreciation/depreciation on investments	379,262	8,751,823	3,775,908
Net realized and unrealized
gain on investments	466,564	7,798,450	4,065,833
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,888,782	$32,117,331	$7,179,685

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$7,160,829	$2,632,655
Net realized loss on investments	(22,182)	(78,925)
Change in unrealized appreciation/depreciation
on investments	(182,448)	1,107,222
Net increase in net assets resulting from operations	6,956,199	3,660,952

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	528,472,904	414,868,100
Shares issued to holders in
reinvestment of distributions	6,842,101	2,609,293
Cost of shares redeemed	(387,950,353)	(216,466,024)
Net increase in net assets resulting
from capital share transactions	147,364,652	201,011,369

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(7,173,958)	(2,667,617)
Total Distributions	(7,173,958)	(2,667,617)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(104,571)	(23,258)
Total Distributions	(104,571)	(23,258)

TOTAL INCREASE IN NET ASSETS	147,042,322	201,981,446

NET ASSETS:
Beginning of year	392,504,874	190,523,428
End of year (including distributions in excess
of net investment income and accumulated
undistributed net investment income of
$8,078 and $17,622, respectively)	$539,547,196	$392,504,874

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$83,559,859	$55,411,057
Net realized gain (loss) on investments	(4,735,685)	5,195,831
Change in unrealized appreciation/depreciation
on investments	(11,850,257)	15,426,285
Net increase in net assets resulting from operations	66,973,917	76,033,173

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,358,426,214	2,123,359,734
Shares issued to holders in
reinvestment of distributions	79,531,658	51,203,187
Cost of shares redeemed	(1,759,494,811)	(1,336,016,853)
Net increase in net assets resulting
from capital share transactions	1,678,463,061	838,546,068

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(82,179,140)	(55,717,798)
From net realized gains	(901,312)	(282,221)
Total Distributions	(83,080,452)	(56,000,019)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,855,366)	(990,914)
From net realized gains	(22,433)	(8,002)
Total Distributions	(1,877,799)	(998,916)

TOTAL INCREASE IN NET ASSETS	1,660,478,727	857,580,306

NET ASSETS:
Beginning of year	3,874,189,461	3,016,609,155
End of year (including distributions in excess
of net investment income and accumulated
undistributed net investment income of
$103,316 and $183,869, respectively)	$5,534,668,188	$3,874,189,461

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$60,914,051	$45,958,502
Net realized gain (loss) on investments	(1,847,622)	5,900,423
Change in unrealized appreciation/depreciation
on investments	7,084,033	(1,122,437)
Net increase in net assets resulting from operations	66,150,462	50,736,488

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,044,007,511	737,295,663
Shares issued to holders in
reinvestment of distributions	53,812,675	44,018,187
Cost of shares redeemed	(453,075,192)	(364,012,750)
Net increase in net assets resulting
from capital share transactions	644,744,994	417,301,100

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(59,422,061)	(44,572,517)
From net realized gains	(988,707)	(4,500,976)
Total Distributions	(60,410,768)	(49,073,493)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,731,195)	(1,932,745)
From net realized gains	(17,188)	(192,882)
Total Distributions	(1,748,383)	(2,125,627)

TOTAL INCREASE IN NET ASSETS	648,736,305	416,838,468

NET ASSETS:
Beginning of year	2,307,166,235	1,890,327,767
End of year (including distributions in excess
of net investment income and accumulated
undistributed net investment income of
$133,837 and $142,642, respectively)	$2,955,902,540	$2,307,166,235

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$304,027,795	$196,377,284
Net realized gain (loss) on investments	(976,549)	32,403,391
Change in unrealized appreciation (depreciation)
on investments	207,542,499	(16,871,849)
Net increase in net assets resulting from operations	510,593,745	211,908,826

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,511,985,366	5,417,337,933
Shares issued to holders in
reinvestment of distributions	292,491,935	202,259,552
Cost of shares redeemed	(2,160,707,258)	(1,765,728,702)
Net increase in net assets resulting
from capital share transactions	3,643,770,043	3,853,868,783

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(306,556,891)	(201,214,756)
From net realized gains	—	(19,044,575)
Total Distributions	(306,556,891)	(220,259,331)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(18,620,382)	(13,013,723)
From net realized gains	—	(1,543,019)
Total Distributions	(18,620,382)	(14,556,742)

TOTAL INCREASE IN NET ASSETS	3,829,186,515	3,830,961,536

NET ASSETS:
Beginning of year	10,579,024,356	6,748,062,820
End of year (including distributions in excess
of net investment income and accumulated
undistributed net investment income of
$411,465 and $547,786, respectively)	$14,408,210,871	$10,579,024,356

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$382,254,125	$286,488,440
Net realized gain on investments	4,924,250	43,549,062
Change in unrealized appreciation/depreciation
on investments	255,225,834	90,818,651
Net increase in net assets resulting from operations	642,404,209	420,856,153

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,092,321,719	5,478,976,936
Shares issued to holders in
reinvestment of distributions	382,795,347	311,703,965
Cost of shares redeemed	(3,265,688,109)	(2,357,448,098)
Net increase in net assets resulting
from capital share transactions	3,209,428,957	3,433,232,803

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(338,748,094)	(244,902,899)
From net realized gains	—	(19,110,766)
Total Distributions	(338,748,094)	(264,013,665)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(67,363,694)	(62,615,650)
From net realized gains	—	(5,344,093)
Total Distributions	(67,363,694)	(67,959,743)

TOTAL INCREASE IN NET ASSETS	3,445,721,378	3,522,115,548

NET ASSETS:
Beginning of year	12,905,445,044	9,383,329,496
End of year (including distributions in excess
of net investment income and accumulated
undistributed net investment income of
$726,500 and $835,411, respectively)	$16,351,166,422	$12,905,445,044

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$1,422,218	$413,336
Net realized gain (loss) on investments	87,302	(14,434)
Change in unrealized appreciation/depreciation
on investments	379,262	(511,890)
Net increase (decrease) in net assets
resulting from operations	1,888,782	(112,988)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	102,613,395	59,918,064
Shares issued to holders in
reinvestment of distributions	1,032,531	310,787
Cost of shares redeemed	(36,966,769)	(13,385,694)
Net increase in net assets resulting
from capital share transactions	66,679,157	46,843,157

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(1,369,931)	(404,698)
From net realized gains	(36,967)	(20,120)
Total Distributions	(1,406,898)	(424,818)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(49,506)	(15,654)
From net realized gains	(1,624)	(2,421)
Total Distributions	(51,130)	(18,075)

TOTAL INCREASE IN NET ASSETS	67,109,911	46,287,276

NET ASSETS:
Beginning of year	58,693,890	12,406,614
End of year (including accumulated undistributed
net investment income of $5,226 and $947, respectively)	$125,803,801	$58,693,890

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$24,318,881	$26,013,591
Net realized loss on investments	(953,373)	(4,831,770)
Change in unrealized appreciation/
depreciation on investments	8,751,823	(27,953,071)
Net increase (decrease) in net assets
resulting from operations	32,117,331	(6,771,250)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	456,788,210	393,025,806
Shares issued to holders in
reinvestment of distributions	21,217,912	23,259,485
Cost of shares redeemed	(406,613,328)	(459,954,332)
Net increase (decrease) in net assets
resulting from capital share transactions	71,392,794	(43,669,041)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(21,803,402)	(23,096,808)
From return of capital	(53,232)	—
Total Distributions	(21,856,634)	(23,096,808)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,515,479)	(2,962,261)
From return of capital	(6,141)	—
Total Distributions	(2,521,620)	(2,962,261)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,131,871	(76,499,360)

NET ASSETS:
Beginning of year	1,072,284,144	1,148,783,504
End of year	$1,151,416,015	$1,072,284,144

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$3,113,852	$1,265,116
Net realized gain on investments	289,925	117,545
Change in unrealized appreciation/depreciation
on investments	3,775,908	(1,332,991)
Net increase in net assets resulting from operations	7,179,685	49,670

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	154,074,208	66,349,805
Shares issued to holders in
reinvestment of distributions	1,974,464	808,907
Cost of shares redeemed	(21,309,164)	(18,776,047)
Net increase in net assets resulting
from capital share transactions	134,739,508	48,382,665

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(3,078,238)	(1,251,033)
From net realized gains	—	(519,478)
Total Distributions	(3,078,238)	(1,770,511)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(27,172)	(10,871)
From net realized gains	—	(8,868)
Total Distributions	(27,172)	(19,739)

TOTAL INCREASE IN NET ASSETS	138,813,783	46,642,085

NET ASSETS:
Beginning of year	97,704,494	51,062,409
End of year (including accumulated undistributed
net investment income of $11,590 and $3,148, respectively)	$236,518,277	$97,704,494

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2017		2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.03		$9.98	$10.03	$10.00
Income from investment operations:
Net investment income	0.13	(1)	0.11 (1)	0.08 (1)	0.09
Net realized and unrealized
gains (losses) on investments	0.00	(2)(4)	0.04	(0.05)	0.03 (2)
Total from investment operations	0.13		0.15	0.03	0.12
Less distributions:
Distributions from net investment income	(0.13)		(0.10)	(0.08)	(0.09)
Total distributions	(0.13)		(0.10)	(0.08)	(0.09)
Net asset value, end of year	$10.03		$10.03	$9.98	$10.03
Total return	1.30%		1.56%	0.30%	1.21%
Supplemental data and ratios:
Net assets, end of year (millions)	$532.0		$387.3	$189.3	$84.5
Ratio of expenses to average net assets	0.15%		0.15%	0.15%	0.15%
Ratio of expenses to
average net assets (before waivers)	0.30%		0.30%	0.30%	0.30%
Ratio of net investment
income to average net assets	1.31%		1.05%	0.78%	0.93%
Ratio of net investment income to
average net assets (before waivers)	1.16%		0.90%	0.63%	0.78%
Portfolio turnover rate(3)	82.8%		96.9%	65.5%	57.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.03	$9.98	$10.02	$10.00
Income from investment operations:
Net investment income	0.11 (1)	0.08 (1)	0.05 (1)	0.07
Net realized and unrealized
gains (losses) on investments	(0.01)	0.05	(0.03)	0.02 (2)
Total from investment operations	0.10	0.13	0.02	0.09
Less distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.06)	(0.07)
Total distributions	(0.10)	(0.08)	(0.06)	(0.07)
Net asset value, end of year	$10.03	$10.03	$9.98	$10.02
Total return	1.05%	1.32%	0.16%	0.88%
Supplemental data and ratios:
Net assets, end of year (millions)	$7.6	$5.2	$1.2	$0.9
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to
average net assets (before waivers)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment
income to average net assets	1.06%	0.80%	0.53%	0.68%
Ratio of net investment income to
average net assets (before waivers)	0.91%	0.65%	0.38%	0.53%
Portfolio turnover rate(3)	82.8%	96.9%	65.5%	57.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2017		2016		2015		2014	2013
Per Share Data:
Net asset value, beginning of year	$9.66		$9.60		$9.67		$9.69	$9.75
Income from investment operations:
Net investment income	0.17	(1)	0.15	(1)	0.13	(1)	0.16	0.17 (1)
Net realized and unrealized
gains (losses) on investments	(0.02)		0.06		(0.05)		(0.01)	(0.04)
Total from investment operations	0.15		0.21		0.08		0.15	0.13
Less distributions:
Distributions from
net investment income	(0.17)		(0.15)		(0.15)		(0.16)	(0.17)
Distributions from net realized gains	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.01)	(0.02)
Total distributions	(0.17)		(0.15)		(0.15)		(0.17)	(0.19)
Net asset value, end of year	$9.64		$9.66		$9.60		$9.67	$9.69
Total return	1.53%		2.25%		0.89%		1.49%	1.33%
Supplemental data and ratios:
Net assets, end of year (millions)	$5,399.7		$3,769.3		$2,976.0		$2,640.9	$1,985.0
Ratio of expenses to average net assets	0.30%		0.30%		0.30%		0.30%	0.30%
Ratio of net investment income
to average net assets	1.73%		1.57%		1.30%		1.56%	1.71%
Portfolio turnover rate(3)	55.3%		44.0%		37.8%		51.2%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2017		2016		2015		2014	2013
Per Share Data:
Net asset value, beginning of year	$9.66		$9.60		$9.67		$9.69	$9.75
Income from investment operations:
Net investment income	0.14	(1)	0.13	(1)	0.10	(1)	0.14	0.15 (1)
Net realized and unrealized
gains (losses) on investments	(0.02)		0.06		(0.04)		(0.02)	(0.04)
Total from investment operations	0.12		0.19		0.06		0.12	0.11
Less distributions:
Distributions from
net investment income	(0.14)		(0.13)		(0.13)		(0.13)	(0.15)
Distributions from net realized gains	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.01)	(0.02)
Total distributions	(0.14)		(0.13)		(0.13)		(0.14)	(0.17)
Net asset value, end of year	$9.64		$9.66		$9.60		$9.67	$9.69
Total return	1.28%		2.00%		0.64%		1.25%	1.11%
Supplemental data and ratios:
Net assets, end of year (millions)	$134.9		$104.9		$40.6		$35.8	$2.5
Ratio of expenses to average net assets	0.55%		0.55%		0.55%		0.55%	0.55%
Ratio of net investment income
to average net assets	1.48%		1.32%		1.05%		1.31%	1.46%
Portfolio turnover rate(3)	55.3%		44.0%		37.8%		51.2%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2017		2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$10.97		$10.93	$11.10	$11.00	$11.31
Income from investment operations:
Net investment income	0.26	(1)	0.25 (1)	0.24 (1)	0.26 (1)	0.27
Net realized and unrealized
gains (losses) on investments	0.04		0.06	(0.13)	0.13	(0.29)
Total from investment operations	0.30		0.31	0.11	0.39	(0.02)
Less distributions:
Distributions from
net investment income	(0.26)		(0.25)	(0.25)	(0.27)	(0.27)
Distributions from net realized gains	(0.00	)(2)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.26)		(0.27)	(0.28)	(0.29)	(0.29)
Net asset value, end of year	$11.01		$10.97	$10.93	$11.10	$11.00
Total return	2.74%		2.83%	0.99%	3.50%	(0.17)%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,902.0		$2,209.1	$1,787.0	$1,468.2	$1,113.7
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.32%		2.21%	2.14%	2.37%	2.45%
Portfolio turnover rate(3)	31.0%		30.1%	39.0%	29.2%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2017		2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.44		$11.39	$11.56	$11.43	$11.74
Income from investment operations:
Net investment income	0.24	(1)	0.23 (1)	0.22 (1)	0.25 (1)	0.25
Net realized and unrealized
gains (losses) on investments	0.04		0.06	(0.14)	0.14	(0.29)
Total from investment operations	0.28		0.29	0.08	0.39	(0.04)
Less distributions:
Distributions from
net investment income	(0.22)		(0.22)	(0.22)	(0.24)	(0.25)
Distributions from net realized gains	(0.00	)(2)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.22)		(0.24)	(0.25)	(0.26)	(0.27)
Net asset value, end of year	$11.50		$11.44	$11.39	$11.56	$11.43
Total return	2.53%		2.55%	0.79%	3.29%	(0.41)%
Supplemental data and ratios:
Net assets, end of year (millions)	$53.9		$98.1	$103.4	$115.6	$42.1
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.07%		1.96%	1.89%	2.12%	2.20%
Portfolio turnover rate(3)	31.0%		30.1%	39.0%	29.2%	45.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$10.70	$10.61	$10.81	$10.41	$10.89
Income from investment operations:
Net investment income	0.26 (1)	0.25 (1)	0.24 (1)	0.30	0.32 (1)
Net realized and unrealized
gains (losses) on investments	0.19	0.12	(0.18)	0.41	(0.45)
Total from investment operations	0.45	0.37	0.06	0.71	(0.13)
Less distributions:
Distributions from
net investment income	(0.28)	(0.26)	(0.26)	(0.31)	(0.35)
Distributions from net realized gains	—	(0.02)	—	—	—
Total distributions	(0.28)	(0.28)	(0.26)	(0.31)	(0.35)
Net asset value, end of year	$10.87	$10.70	$10.61	$10.81	$10.41
Total return	4.20%	3.52%	0.55%	6.89%	(1.25)%
Supplemental data and ratios:
Net assets, end of year (millions)	$13,582.8	$9,769.9	$6,318.4	$3,448.6	$1,665.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.40%	2.25%	2.24%	2.81%	3.01%
Portfolio turnover rate(2)	27.7%	35.7%	39.6%	32.1%	28.4%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.05	$10.94	$11.15	$10.72	$11.21
Income from investment operations:
Net investment income	0.24 (1)	0.23 (1)	0.22 (1)	0.28	0.29 (1)
Net realized and unrealized
gains (losses) on investments	0.19	0.14	(0.20)	0.43	(0.46)
Total from investment operations	0.43	0.37	0.02	0.71	(0.17)
Less distributions:
Distributions from
net investment income	(0.25)	(0.24)	(0.23)	(0.28)	(0.32)
Distributions from net realized gains	—	(0.02)	—	—	—
Total distributions	(0.25)	(0.26)	(0.23)	(0.28)	(0.32)
Net asset value, end of year	$11.23	$11.05	$10.94	$11.15	$10.72
Total return	3.90%	3.34%	0.21%	6.71%	(1.54)%
Supplemental data and ratios:
Net assets, end of year (millions)	$825.4	$809.1	$429.6	$241.7	$141.9
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.15%	2.00%	1.99%	2.56%	2.76%
Portfolio turnover rate(2)	27.7%	35.7%	39.6%	32.1%	28.4%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.03	$10.85	$11.14	$10.77	$11.27
Income from investment operations:
Net investment income	0.30 (1)	0.29 (1)	0.28 (1)	0.32	0.31
Net realized and unrealized
gains (losses) on investments	0.21	0.22	(0.26)	0.38	(0.46)
Total from investment operations	0.51	0.51	0.02	0.70	(0.15)
Less distributions:
Distributions from
net investment income	(0.32)	(0.31)	(0.31)	(0.33)	(0.34)
Distributions from net realized gains	—	(0.02)	—	—	(0.01)
Total distributions	(0.32)	(0.33)	(0.31)	(0.33)	(0.35)
Net asset value, end of year	$11.22	$11.03	$10.85	$11.14	$10.77
Total return	4.65%	4.73%	0.14%	6.59%	(1.32)%
Supplemental data and ratios:
Net assets, end of year (millions)	$13,920.2	$10,023.6	$7,199.8	$4,520.9	$1,789.7
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.68%	2.61%	2.50%	2.89%	2.83%
Portfolio turnover rate(2)	29.7%	33.2%	34.2%	35.0%	35.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.46	$11.26	$11.55	$11.16	$11.67
Income from investment operations:
Net investment income	0.28 (1)	0.27 (1)	0.26 (1)	0.29	0.29
Net realized and unrealized
gains (losses) on investments	0.23	0.23	(0.27)	0.40	(0.48)
Total from investment operations	0.51	0.50	(0.01)	0.69	(0.19)
Less distributions:
Distributions from
net investment income	(0.29)	(0.28)	(0.28)	(0.30)	(0.31)
Distributions from net realized gains	—	(0.02)	—	—	(0.01)
Total distributions	(0.29)	(0.30)	(0.28)	(0.30)	(0.32)
Net asset value, end of year	$11.68	$11.46	$11.26	$11.55	$11.16
Total return	4.47%	4.47%	(0.11)%	6.27%	(1.61)%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,431.0	$2,881.8	$2,183.5	$2,195.7	$1,044.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.43%	2.36%	2.25%	2.64%	2.58%
Portfolio turnover rate(2)	29.7%	33.2%	34.2%	35.0%	35.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$9.97		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.18		0.15		0.05
Net realized and unrealized gains (losses) on investments	0.10		(0.08)		0.04
Total from investment operations	0.28		0.07		0.09
Less distributions:
Distributions from net investment income	(0.17)		(0.14)		(0.04)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.17)		(0.14)		(0.05)
Net asset value, end of period	$10.08		$9.97		$10.04
Total return	2.84%		0.71%		0.94	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$120.9		$52.4		$12.3
Ratio of expenses to average net assets	0.30%		0.30%		0.30	%(5)
Ratio of net investment income to average net assets	1.74%		1.44%		1.42	%(5)
Portfolio turnover rate(6)	53.6%		38.3%		41.4	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the year.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$9.96		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.15		0.12		0.04
Net realized and unrealized gains (losses) on investments	0.09		(0.08)		0.05
Total from investment operations	0.24		0.04		0.09
Less distributions:
Distributions from net investment income	(0.14)		(0.12)		(0.04)
Distributions from net realized gains	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.14)		(0.12)		(0.05)
Net asset value, end of period	$10.06		$9.96		$10.04
Total return	2.45%		0.40%		0.86	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$4.9		$6.3		$0.1
Ratio of expenses to average net assets	0.55%		0.55%		0.55	%(5)
Ratio of net investment income to average net assets	1.49%		1.19%		1.17	%(5)
Portfolio turnover rate(6)	53.6%		38.3%		41.4	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the year.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2017		2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.43		$11.74	$11.77	$11.55	$12.01
Income from investment operations:
Net investment income	0.27	(1)	0.26 (1)	0.28 (1)	0.30	0.32 (1)
Net realized and unrealized
gains (losses) on investments	0.09		(0.31)	(0.03)	0.22	(0.46)
Total from investment operations	0.36		(0.05)	0.25	0.52	(0.14)
Less distributions:
Distributions from
net investment income	(0.27)		(0.26)	(0.28)	(0.30)	(0.32)
Distributions from return of capital	(0.00	)(2)	—	—	—	—
Total distributions	(0.27)		(0.26)	(0.28)	(0.30)	(0.32)
Net asset value, end of year	$11.52		$11.43	$11.74	$11.77	$11.55
Total return	3.12%		(0.46)%	2.19%	4.54%	(1.19)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,044.1		$936.2	$988.4	$918.9	$801.4
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.29%		2.19%	2.42%	2.56%	2.65%
Portfolio turnover rate(3)	31.2%		22.0%	9.3%	4.7%	9.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2017		2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$11.69		$12.00	$12.03	$11.80	$12.26
Income from investment operations:
Net investment income	0.24	(1)	0.23 (1)	0.26 (1)	0.28	0.29 (1)
Net realized and unrealized
gains (losses) on investments	0.11		(0.31)	(0.04)	0.22	(0.46)
Total from investment operations	0.35		(0.08)	0.22	0.50	(0.17)
Less distributions:
Distributions from
net investment income	(0.24)		(0.23)	(0.25)	(0.27)	(0.29)
Distributions from return of capital	(0.00	)(2)	—	—	—	—
Total distributions	(0.24)		(0.23)	(0.25)	(0.27)	(0.29)
Net asset value, end of year	$11.80		$11.69	$12.00	$12.03	$11.80
Total return	2.97%		(0.70)%	1.89%	4.27%	(1.42)%
Supplemental data and ratios:
Net assets, end of year (millions)	$107.3		$136.1	$160.3	$186.7	$205.6
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.04%		1.94%	2.17%	2.31%	2.40%
Portfolio turnover rate(3)	31.2%		22.0%	9.3%	4.7%	9.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

			Period Ended
	Year Ended December 31,		December 31,
	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.01	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.21	0.18	0.06
Net realized and unrealized gains (losses) on investments	0.30	(0.05)	0.14
Total from investment operations	0.51	0.13	0.20
Less distributions:
Distributions from net investment income	(0.20)	(0.18)	(0.06)
Distributions from net realized gains	—	(0.07)	(0.01)
Total distributions	(0.20)	(0.25)	(0.07)
Net asset value, end of period	$10.32	$10.01	$10.13
Total return	5.15%	1.14%	1.98	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$234.8	$96.3	$50.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	2.04%	1.79%	1.75	%(4)
Portfolio turnover rate(5)	66.1%	94.8%	108.3	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the year.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

			Period Ended
	Year Ended December 31,		December 31,
	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.00	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.18	0.16	0.05
Net realized and unrealized gains (losses) on investments	0.32	(0.06)	0.14
Total from investment operations	0.50	0.10	0.19
Less distributions:
Distributions from net investment income	(0.18)	(0.16)	(0.05)
Distributions from net realized gains	—	(0.07)	(0.01)
Total distributions	(0.18)	(0.23)	(0.06)
Net asset value, end of period	$10.32	$10.00	$10.13
Total return	5.00%	0.91%	1.91	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$1.7	$1.4	$0.2
Ratio of expenses to average net assets	0.55%	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	1.79%	1.54%	1.50	%(4)
Portfolio turnover rate(5)	66.1%	94.8%	108.3	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the year.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2017

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), eight of the fourteen series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Baird Ultra Short Bond Fund commenced with the sale of both Institutional and Investor Class shares on December 31, 2013.  The Baird Short-Term Bond Fund commenced with the sale of Institutional Class shares on August 31, 2004, while the Investor Class shares commenced on September 19, 2012.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on August 31, 2015.  The Baird Quality Intermediate Municipal Bond Fund commenced with the sale of both Institutional and Investor Class shares on March 30, 2001.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 8.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed debt including government and corporate securities with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.  The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index.  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2017

1.	Organization (cont.)

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the Securities and Exchange Commission, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”).  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Notes to the Financial Statements
December 31, 2017

2.	Significant Accounting Policies (cont.)

Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Seven of the Funds own certain investment securities which are unregistered. The value of such securities for the Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond, Baird Short-Term Municipal Bond and Baird Core Intermediate Municipal Bond Funds were $102,819,331 (19.06% of net assets), $1,256,989,627 (22.71% of net assets), $522,817,095 (17.69% of net assets), $2,305,671,516 (16.00% of net assets), $2,971,109,580 (18.17% of net assets), $332,410 (0.26% of net assets) and $614,825 (0.26% of net assets), respectively, at December 31, 2017. Unregistered securities may be deemed to be liquid as determined by the Advisor based on several factors. All of the unregistered securities held by the Funds as of December 31, 2017 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States.  The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017, or for any other tax years which are open for exam. As of December 31, 2017, open tax years include the tax years ended December 31, 2014 through 2017. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

Notes to the Financial Statements
December 31, 2017

2.	Significant Accounting Policies (cont.)
f)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statements of Operations for financial reporting purposes.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Ultra Short Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	50,742,505	$509,543,616	40,894,406	$409,656,486
Shares issued to shareholder
in reinvestment of distributions	675,449	6,779,811	260,009	2,604,619
Shares redeemed	(36,975,717)	(371,276,731)	(21,510,785)	(215,281,434)
Net increase	14,442,237	$145,046,696	19,643,630	$196,979,671
Shares Outstanding:
Beginning of year	38,605,813		18,962,183
End of year	53,048,050		38,605,813

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Ultra Short Bond Fund (cont.)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,885,948	$18,929,288	519,828	$5,211,614
Shares issued to shareholder
in reinvestment of distributions	6,209	62,290	466	4,674
Shares redeemed	(1,660,556)	(16,673,622)	(118,196)	(1,184,590)
Net increase	231,601	$2,317,956	402,098	$4,031,698
Shares Outstanding:
Beginning of year	522,193		120,095
End of year	753,794		522,193

Baird Short-Term Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	336,282,834	$3,259,977,948	208,721,216	$2,022,991,247
Shares issued to shareholder
in reinvestment of distributions	8,032,465	77,769,745	5,191,423	50,301,475
Shares redeemed	(174,417,332)	(1,689,788,863)	(133,931,700)	(1,299,046,819)
Net increase	169,897,967	$1,647,958,830	79,980,939	$774,245,903
Shares Outstanding:
Beginning of year	390,057,414		310,076,475
End of year	559,955,381		390,057,414

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	10,154,639	$98,448,266	10,339,785	$100,368,487
Shares issued to shareholder
in reinvestment of distributions	182,007	1,761,913	93,050	901,712
Shares redeemed	(7,193,481)	(69,705,948)	(3,813,267)	(36,970,034)
Net increase	3,143,165	$30,504,231	6,619,568	$64,300,165
Shares Outstanding:
Beginning of year	10,851,748		4,232,180
End of year	13,994,913		10,851,748

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Intermediate Bond Fund
	Year Ended			Year Ended
	December 31, 2017			December 31, 2016
Institutional Class Shares	Shares		Amount	Shares		Amount
Shares sold	90,088,038	(1)	$996,848,306	64,350,690	(2)	$719,411,019
Shares issued to shareholder
in reinvestment of distributions	4,712,946		52,099,400	3,770,295		41,921,480
Shares redeemed	(32,466,170)		(359,023,210)	(30,325,724)		(338,066,847)
Net increase	62,334,814		$689,924,496	37,795,261		$423,265,652
Shares Outstanding:
Beginning of year	201,285,688			163,490,427
End of year	263,620,502			201,285,688

(1)
In the third quarter of 2017, the Baird Intermediate Bond Fund satisfied a purchase in kind request made by a large shareholder by transferring cash and securities into the Fund in the amount of $50,366,919 in exchange for 4,537,560 shares of the Fund. The transfer was effected in accordance with policies and procedures approved by the Board of the Funds.

(2)
In the fourth quarter of 2016, the Baird Intermediate Bond Fund satisfied a purchase in kind request made by a large shareholder by transferring cash and securities into the Fund in the amount of $25,203,041 in exchange for 2,248,264 shares of the Fund. The transfer was effected in accordance with policies and procedures approved by the Board of the Funds.

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,090,053	$47,159,205	1,543,535	$17,884,644
Shares issued to shareholder
in reinvestment of distributions	148,473	1,713,275	180,930	2,096,707
Shares redeemed	(8,119,282)	(94,051,982)	(2,231,792)	(25,945,903)
Net decrease	(3,880,756)	$(45,179,502)	(507,327)	$(5,964,552)
Shares Outstanding:
Beginning of year	8,572,608		9,079,935
End of year	4,691,852		8,572,608

Baird Aggregate Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	479,982,655	$5,203,154,861	446,191,460	$4,872,184,789
Shares issued to shareholder
in reinvestment of distributions	25,337,673	274,844,157	17,343,130	188,475,045
Shares redeemed	(169,229,148)	(1,836,019,516)	(146,109,105)	(1,589,759,877)
Net increase	336,091,180	$3,641,979,502	317,425,485	$3,470,899,957
Shares Outstanding:
Beginning of year	913,156,998		595,731,513
End of year	1,249,248,178		913,156,998

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Aggregate Bond Fund (cont.)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	27,558,187	$308,830,505	48,411,135	$545,153,144
Shares issued to shareholder
in reinvestment of distributions	1,575,612	17,647,778	1,229,171	13,784,507
Shares redeemed	(28,907,779)	(324,687,742)	(15,658,884)	(175,968,825)
Net increase	226,020	$1,790,541	33,981,422	$382,968,826
Shares Outstanding:
Beginning of year	73,241,436		39,260,014
End of year	73,467,456		73,241,436

Baird Core Plus Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	462,309,185 (1)	$5,184,855,364	367,562,136	$4,121,093,117
Shares issued to shareholder
in reinvestment of distributions	28,241,952	316,106,641	21,905,632	244,377,395
Shares redeemed	(159,221,421)	(1,781,332,511)	(144,024,634)	(1,612,812,024)
Net increase	331,329,716	$3,719,629,494	245,443,134	$2,752,658,488
Shares Outstanding:
Beginning of year	909,048,912		663,605,778
End of year	1,240,378,628		909,048,912

(1)
In the second quarter of 2017, the Baird Core Plus Bond Fund satisfied a purchase in kind request made by a large shareholder by transferring cash and securities into the Fund in the amount of $51,694,000 in exchange for 4,599,110 shares of the Fund. The transfer was effected in accordance with policies and procedures approved by the Board of the Funds.

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	78,014,225	$907,466,355	116,052,805	$1,357,883,819
Shares issued to shareholder
in reinvestment of distributions	5,734,364	66,688,706	5,809,669	67,326,570
Shares redeemed	(127,027,988)	(1,484,355,598)	(64,248,597)	(744,636,074)
Net increase/decrease	(43,279,399)	$(510,200,537)	57,613,877	$680,574,315
Shares Outstanding:
Beginning of year	251,464,110		193,850,233
End of year	208,184,711		251,464,110

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Short-Term Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,757,294	$98,511,265	5,168,209	$52,089,868
Shares issued to shareholder
in reinvestment of distributions	98,091	990,417	29,158	293,778
Shares redeemed	(3,102,014)	(31,318,541)	(1,169,212)	(11,765,314)
Net increase	6,753,371	$68,183,141	4,028,155	$40,618,332
Shares Outstanding:
Beginning of year	5,250,648		1,222,493
End of year	12,004,019		5,250,648

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	405,390	$4,102,130	783,100	$7,828,196
Shares issued to shareholder
in reinvestment of distributions	4,181	42,114	1,702	17,009
Shares redeemed	(562,293)	(5,648,228)	(162,007)	(1,620,380)
Net increase/decrease	(152,722)	$(1,503,984)	622,795	$6,224,825
Shares Outstanding:
Beginning of year	635,537		12,742
End of year	482,815		635,537

Baird Quality Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	36,085,214	$418,858,383	29,580,986	$348,058,765
Shares issued to shareholder
in reinvestment of distributions	1,628,106	18,869,338	1,732,099	20,373,781
Shares redeemed	(29,045,900)	(335,980,419)	(33,599,539)	(391,653,840)
Net increase/decrease	8,667,420	$101,747,302	(2,286,454)	$(23,221,294)
Shares Outstanding:
Beginning of year	81,938,844		84,225,298
End of year	90,606,264		81,938,844

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Quality Intermediate Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,191,345	$37,929,827	3,740,560	$44,967,041
Shares issued to shareholder
in reinvestment of distributions	197,982	2,348,574	239,819	2,885,704
Shares redeemed	(5,935,197)	(70,632,909)	(5,700,686)	(68,300,492)
Net decrease	(2,545,870)	$(30,354,508)	(1,720,307)	$(20,447,747)
Shares Outstanding:
Beginning of year	11,641,240		13,361,547
End of year	9,095,370		11,641,240

Baird Core Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	14,997,642	$153,589,205	6,375,410	$65,179,152
Shares issued to shareholder
in reinvestment of distributions	190,250	1,949,009	77,830	791,320
Shares redeemed	(2,068,659)	(21,112,103)	(1,839,627)	(18,748,846)
Net increase	13,119,233	$134,426,111	4,613,613	$47,221,626
Shares Outstanding:
Beginning of year	9,629,893		5,016,280
End of year	22,749,126		9,629,893

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	47,604	$485,003	114,091	$1,170,653
Shares issued to shareholder
in reinvestment of distributions	2,491	25,455	1,737	17,587
Shares redeemed	(19,260)	(197,061)	(2,653)	(27,201)
Net increase	30,835	$313,397	113,175	$1,161,039
Shares Outstanding:
Beginning of year	135,434		22,259
End of year	166,269		135,434

Notes to the Financial Statements
December 31, 2017

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$56,849,058	$51,849,358	$333,447,237	$221,528,536
Baird Short-Term Bond Fund	1,747,681,730	1,248,048,643	2,528,362,390	1,302,445,504
Baird Intermediate Bond Fund	784,027,170	490,643,291	613,192,261	300,510,499
Baird Aggregate Bond Fund	4,352,420,185	2,365,521,237	2,653,580,064	1,073,509,440
Baird Core Plus Bond Fund	4,282,421,005	2,624,533,186	3,053,542,869	1,580,970,643
Baird Short-Term
Municipal Bond Fund	—	—	102,509,502	41,097,228
Baird Quality Intermediate
Municipal Bond Fund	—	—	427,985,876	328,761,205
Baird Core Intermediate
Municipal Bond Fund	—	—	228,553,861	95,493,670

At December 31, 2017, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$536,454,849	$5,564,666,211	$2,985,983,731
Gross unrealized appreciation	542,694	8,439,108	22,350,988
Gross unrealized depreciation	(595,973)	(30,197,968)	(27,210,181)
Net unrealized appreciation	$(53,279)	$(21,758,860)	$(4,859,193)
Undistributed ordinary income	8,078	103,316	133,837
Undistributed long-term capital gain	—	—	—
Undistributed tax-exempt income	—	—	—
Total distributable earnings	$8,078	$103,316	$133,837
Other accumulated losses	(361,180)	(2,864,650)	(928,470)
Total accumulated earnings	$(406,381)	$(24,520,194)	$(5,653,826)

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Cost of Investments		$14,353,135,194	$16,282,969,470
Gross unrealized appreciation		200,833,848	265,370,824
Gross unrealized depreciation		(91,907,035)	(108,965,524)
Net unrealized appreciation		$108,926,813	$156,405,300
Undistributed ordinary income		411,465	726,500
Undistributed long-term capital gain		—	—
Undistributed tax-exempt income		—	—
Total distributable earnings		$411,465	$726,500
Other accumulated losses		(23,091,060)	(19,710,910)
Total accumulated earnings		$86,247,218	$137,420,890

Notes to the Financial Statements
December 31, 2017

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Baird Quality	Baird Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$117,025,570	$1,116,797,574	$229,574,761
Gross unrealized appreciation	460,607	29,242,248	3,429,041
Gross unrealized depreciation	(550,560)	(4,422,152)	(511,415)
Net unrealized appreciation	$(89,953)	$24,820,096	$2,917,626
Undistributed ordinary income	27,491	—	—
Undistributed long-term capital gain	—	—	—
Undistributed tax-exempt income	5,142	—	11,590
Total distributable earnings	$32,633	$—	$11,590
Other accumulated losses	(11,359)	(6,993,875)	(16,980)
Total accumulated earnings	$(68,679)	$17,826,221	$2,912,236

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for paydowns and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2017, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Undistributed Net	Capital
	Income (Loss)	Realized Gain (Loss)	Stock
Baird Ultra Short Bond Fund	$108,156	$(108,156)	$—
Baird Short-Term Bond Fund	394,094	(394,094)	—
Baird Intermediate Bond Fund	230,400	(230,400)	—
Baird Aggregate Bond Fund	21,013,157	(21,013,157)	—
Baird Core Plus Bond Fund	23,748,752	(23,748,752)	—
Baird Short-Term Municipal Bond Fund	1,498	(1,498)	—
Baird Quality Intermediate
Municipal Bond Fund	2,351,045	(212,567)	(2,138,478)
Baird Core Intermediate
Municipal Bond Fund	—	—	—

Notes to the Financial Statements
December 31, 2017

4.	Investment Transactions and Income Tax Information (cont.)

The tax components of distributions paid during the periods shown below were as follows:

	Year Ended			Year Ended
	December 31, 2017			December 31, 2016
	Ordinary	Long-Term		Ordinary	Long-Term
	Income	Capital Gains	Return of	Income	Capital Gains
	Distributions	Distributions	Capital	Distributions	Distributions
Baird Ultra Short Bond Fund	$7,278,529	$—	$—	$2,690,875	$—
Baird Short-Term
Bond Fund	$84,958,251	$—	$—	$56,998,935	$—
Baird Intermediate
Bond Fund	$61,473,435	$685,716	$—	$46,505,262	$4,693,858
Baird Aggregate Bond Fund	$325,177,273	$—	$—	$227,916,820	$6,899,253
Baird Core Plus Bond Fund	$406,111,788	$—	$—	$328,622,238	$3,351,170
Baird Short-Term
Municipal Bond Fund	$40,518	$21,644	$—	$30,307	$—
Baird Quality Intermediate
Municipal Bond Fund	$—	$—	$59,373	$189,012	$—
Baird Core Intermediate
Municipal Bond Fund	$34,999	$—	$—	$546,276	$2,509

For the year ended December 31, 2017, the Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund made distributions of tax-exempt income of $1,395,866, $24,318,881, and $3,070,411, respectively. For the year ended December 31, 2016, the Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund made distributions of tax-exempt income of $412,586, $25,870,057, and $1,241,465, respectively.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2017, the Baird Intermediate Bond Fund and the Baird Short-Term Municipal Bond Fund elected to defer capital losses occurring between November 1, 2017 and December 31, 2017 in the amount of $928,470 and 11,359, respectively.

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  At December 31, 2017, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Ultra Short Bond Fund	$213,819	Short-term	Indefinitely
	147,361	Long-term	Indefinitely
Baird Short-Term Bond Fund	2,814,040	Short-term	Indefinitely
	50,610	Long-term	Indefinitely
Baird Aggregate Bond Fund	12,265,300	Short-term	Indefinitely
	10,825,760	Long-term	Indefinitely
Baird Core Plus Bond Fund	17,065,469	Short-term	Indefinitely
	2,645,441	Long-term	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	4,125,183	Short-term	Indefinitely
	2,868,692	Long-term	Indefinitely
Baird Core Intermediate Municipal Bond Fund	16,980	Short-term	Indefinitely
	—	Long-term	Indefinitely

Notes to the Financial Statements
December 31, 2017

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2019. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2017, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$825,986

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registrered broker-dealer in securities transactions for the year ended December 31, 2017 for the Funds.

6.	Securities Lending

During the year ended December 31, 2017, each Fund (other than the Short-Term Municipal Bond Fund, Quality Intermediate Municipal Bond Fund and Core Intermediate Municipal Bond Fund) was permitted to lend up to one-third of its total assets (including such loans) to borrowers under the terms of a securities lending program administered by U.S. Bank, the Funds’ custodian and an affiliate of USBFS, the Funds’ transfer agent and administrator. A securities lending agreement requires that loans be collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Participating Funds receive compensation in the form of fees and earned interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan.  Participating Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral gets invested in a securities lending trust.  Interest income earned by participating Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) would be reflected in the participating Funds’ statements of operations.

As of and for the year ended December 31, 2017, the Funds did not participate in securities lending activities, although they may do so again in the future.

Notes to the Financial Statements
December 31, 2017

7.	Line of Credit

The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the Funds a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured for any period during which U.S. Bank is an affiliate of the Funds.  At all other times, the LOC is secured by the assets of the Funds. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or $500,000,000 of total borrowings for all Funds, whichever is less. U.S. Bank charges interest at the U.S. Bank’s Prime Rate less 2%. The LOC matures on May 27, 2018, unless renewed. The Funds have authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments. For the year ended December 31, 2017, the Baird Quality Intermediate Municipal Bond Fund incurred $149 in interest charges on the average daily loan balance and weighted average borrowing rate of $5,978 and 2.50%, respectively. The largest and only borrowing by the Fund for the year occurred on December 27, 2017 in the amount of $2,152,000.  As of December 31, 2017, the Prime Rate was 4.50%. The Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund did not borrow from the LOC during the year.

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Ultra Short Bond, Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond and Baird Core Intermediate Municipal Bond Funds incurred $25,999, $312,278, $234,393, $2,110,701, $6,908,786, $9,401, $316,268 and $3,888, respectively, in fees pursuant to the Plan during the year ended December 31, 2017.

9.	Subsequent Event

Following G. Frederick Kasten, Jr.’s retirement from the Board on December 31, 2017, David J. Lubar was appointed as a member of the Board effective January 1, 2018 to fill the vacancy. Additionally, the Board appointed Marlyn J. Spear and Frederick P. Stratton, Jr., both Independent Directors, as Chair of the Board and Chair of the Nominating Committee, respectively, effective January 1, 2018. The Board also appointed John W. Feldt, an Independent Director, to serve as Chair of the Audit Committee in place of Ms. Spear following completion of the 2017 audit, effective February 28, 2018.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
March 1, 2018

Directors & Officers
As of January 1, 2018 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

David J. Lubar

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2018
Age:  63

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  President and CEO, Lubar & Co., a private investment firm.

Number of Portfolios in Complex Overseen by Director: 14

Other Directorships Held by Director: None.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  78

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC (1987-2012).

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  64

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, (July 1989-February 2017)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio), since 1995.

Directors & Officers
As of January 1, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  47

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  61

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  64

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela Palmer

Chief Compliance Officer
and AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  45

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  46

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor since December 2013; Senior Business Analyst, Stein’s Garden & Home, a family-owned garden center and home goods retailer (July 2012-December 2013); Senior Vice President, the Advisor (September 2007-June 2012); Controller, the Advisor (April 1997-September 2007).

Directors & Officers
As of January 1, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  54

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 54

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  41

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  43

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his previous association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17 and August 24, 2017 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 24, 2017 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board, including the Independent Directors, from the Advisor (including the Advisor’s Form ADV Part 1, brochures and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2017, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.  The Advisor had also provided Morningstar data comparing certain Funds’ fees and expenses to peer funds identified by the Advisor.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 17, 2017 special meeting and discussed various questions and information with the President of the Funds at the August 17, 2017 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the consistency and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including investments in personnel, technology, research and trading.  The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

committees of the Board and overseeing the Funds’ other service providers.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2017 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board also considered composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the Funds have maintained competitive short term and long term returns during periods of strong competitive asset growth.  The Board noted that the returns of the Institutional Class of the Ultra Short Bond Fund, the Aggregate Bond Fund and the Short Term Municipal Bond Fund and the Core Intermediate Bond Fund have exceeded the returns of the benchmark index and the Lipper peer group average over all applicable time periods and the returns of the Institutional Class of the Intermediate Bond Fund and the Core Plus Bond Fund have exceeded the benchmark index and Lipper peer group average over most periods.  The returns of the Institutional Class of the Short Term Bond Fund exceeded the benchmark index for all time periods and the Lipper peer group average over most time periods. While the Quality Intermediate Municipal Bond Fund has trailed its benchmark index and at times has trailed its Lipper peer group average, the Board noted the Advisor’s commentary that the Fund’s high quality bias and emphasis on intermediate maturity holdings have detracted from relative returns in recent years as interest rates remain near historical lows.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to comparable mutual funds as determined by Morningstar and comparative information for certain peer funds identified by the Advisor.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class Shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category.  With respect to the Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2018.  In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of each Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $100 million (0.30%) of a separately managed account.  The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

staff, and various other services.  The Board noted that the Advisor maintains subadvisory arrangements with an unaffiliated fixed income mutual fund and two unaffiliated European UCITs funds, but did not consider the subadvisory fee to be a material factor given the difference in services provided by the Advisor.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee, Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee, and the Advisor assumes almost all of the other expenses on behalf of each Fund.  The Board noted that for the past fiscal year, the Advisor had incurred more in expenses under the Administration Agreement than it received in administrative fees.

The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds continue to experience strong growth in assets.  While the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size, the Board recognized that the Advisor factored in the concept of breakpoints when setting a low advisory fee when the Funds were originally organized.  The advisory fee was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  In addition, the Board noted that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also considered the Advisor’s analysis of Morningstar data demonstrating that the Funds have extremely low management fees and expense ratios and that Fund shareholders benefit from a favorable pricing structure when compared to larger peer funds.

The Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients.  The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the Funds.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees.  The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds.  The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreements was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund and Baird Short-Term Municipal Bond Fund were 1.08%, 0.52%, and 41.83%, respectively.

(This Page Intentionally Left Blank.)

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.-

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2017

Baird MidCap Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

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Table of Contents

Letter to Shareholders	1
Baird MidCap Fund	2
Baird Small/Mid Cap Value Fund	11
Baird SmallCap Value Fund	20
Chautauqua International Growth Fund	29
Chautauqua Global Growth Fund	37
Additional Information on Fund Expenses	46
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	57
Notes to the Financial Statements	67
Report of Independent Registered Public Accounting Firm	78
Directors and Officers	79
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds	82
Additional Information	85
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

March 1, 2018
Dear Shareholder,

2017 was a strong year for the equity markets with full-year stock market gains the strongest since 2013. The consistency of returns was also something to note as the broad equity market, measured by the S&P 500 Index, advanced each month of the year – the first time in history.  The Baird Equity Funds kept pace with the rising market with each of our funds outperforming their respective benchmarks for the calendar year while continuing to focus on risk-adjusted returns for our clients over the long-term.

In this current environment, we are optimistic but ever vigilant.  There are positive indications with respect to the economy on a number of fronts; however, we also see changes stirring that may increase stock volatility.  Each of our independent teams has a time-tested, risk-managed approach that has been honed over decades of managing portfolios in various market environments.  We focus on fundamental research that favors quality and seeks to deliver long-term value added returns.

We are mindful that we continue to operate in an elevated risk environment and are committed to judicious management of your assets.  We never lose sight of the fact that our success rests on the trust you have placed in us to be effective stewards of your assets and we want to thank you for your continued investment in the Baird Equity Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird MidCap Fund
December 31, 2017 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2017, the Baird MidCap Fund Institutional Class posted a total return of 26.88% as compared to a gain of 25.27% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

Full-year stock market gains were the strongest since 2013, and the consistency of returns was something to note as the broad equity market, measured by the S&P 500 Index, advanced each month of the year – the first time in history.  Steady improvement in global economic growth emerged as a key theme during 2017.  This step up in activity provided a boost not only to corporate earnings, but also to valuation levels, supporting higher stock prices.  Meaningful legislative change in the form of a tax bill came very late in the year, lifting expectations for corporate earnings growth and economic activity in 2018.

Much like recent years, the Fund’s 2017 positioning rested on modest, but consistent growth in the economy and corporate earnings, the likelihood of Federal Reserve tightening and balanced sector weights.  We were pleased with the overall performance of the portfolio and most notably the fundamental strength exhibited by many of the businesses.

The consumer discretionary sector played an important role in driving relative performance results all year.  Key strength came from holdings touching several industries, including off-price retail, auto-related electronics providers, restaurants, and toys and entertainment.  While the backdrop for consumer spending has remained positive due to continued job growth and appreciating asset prices, that has not necessarily translated to across-the-board health in discretionary sector stocks.  As a result, the Fund’s underweight position in specialty retail proved helpful to performance.  Merger activity accrued to the benefit of the Fund with holdings acquired in the auto-related electronics and restaurant industries.  We held relative sector exposure fairly constant throughout 2017, which meant selling or trimming several holdings that experienced significant price strengthening.

As a counter to strength in the consumer discretionary sector, the Fund’s financial services holdings fell short of benchmark returns and were the largest source of sector underperformance.  The Fund’s mix of companies in the financial and data systems industry lagged very strong performance in that segment.  Of note, a large consumer data breach experienced by one of the Fund’s data processing holdings led to a sharp price decline.  In addition, bank holdings advanced less than the overall sector as the benefits of short term rate increases by the Federal Reserve were offset by concern over a flattening yield curve during the year.  Market exposure within the asset management industry proved helpful in offsetting a portion of the underperformance in the aforementioned industry groups.

The Fund’s technology holdings trailed benchmark returns.  An underweight portfolio position relative to the combined semiconductor and semi equipment industries proved a fairly large headwind given the strength in those industries.  Our stock picking across the software and services industry, which continued to represent the largest component of the Fund’s technology holdings, was favorable but not enough to offset the headwind in our underweight in semiconductors.

In the producer durables sector, Fund holdings added modest value, running slightly ahead of corresponding benchmark sector returns.  An improving global growth outlook provided a favorable investment backdrop for many industries in this sector.  Companies within economically sensitive industries, such as manufacturing, machinery, and transportation, performed well.

Fund holdings in the basic materials sector were a drag on relative performance for the year.  A long-term Fund holding delivered weaker fundamentals than we would have expected given the uptick in economic activity.  As a result, any absolute price decline created a meaningful headwind in an advancing sector.  The Fund carried higher exposure in the basic materials sector at year end compared to the beginning in response to a lift in benchmark weight and new investment opportunities in the diversified chemicals industry.

Baird MidCap Fund
December 31, 2017 (Unaudited)

In healthcare, Fund holdings essentially matched strong corresponding sector benchmark returns, which were second only to technology’s lofty advance.  Positive first half relative performance on the back of solid fundamentals, exhibited by the Fund’s holdings throughout the sector, was neutralized in the second half as several holdings digested large price moves.  In addition, competitive concerns impacted a dental distribution business held by the Fund, and hurt the sector’s relative performance.

In the consumer staples sector, performance of the Fund’s holdings outpaced benchmark sector returns.  The combination of reasonably good company performance and the benefit of carrying an underweight position in a sector that lagged the strong overall benchmark return helped.  It is not surprising that the overall sector return was more muted than that of the overall benchmark given that consumer staples companies tend to act more defensively and offer more modest revenue growth prospects.

The energy sector contributed favorably to relative returns as the Fund’s exposure to a well-positioned oil and gas production company outpaced other companies in the sector.  We continue to believe this particular holding is advantaged by a strong geographic position resulting in a favorable cost of oil production.  We would not be surprised to see additional weight added in this benchmark sector during the course of 2018, which we would welcome, given the improvement in industry fundamentals.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers.  Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

A December 31, 2017 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell MidCap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Burlington Stores	3.0%
AO Smith Corp.	2.4%
Broadridge Financial Solutions, Inc.	2.2%
Verisk Analytics, Inc.	2.2%
Broadridge Financial Solutions, Inc.	2.2%
EPAM Systems, Inc.	2.2%
Edwards Lifesciences Corp.	2.1%
J.B. Hunt Transport Services, Inc.	2.1%
LKQ Corp.	2.1%
Pool Corp.	2.1%

Net Assets:	$1,390,981,793
Portfolio Turnover Rate:	44.5%
Number of Equity Holdings:	57

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	0.83%
Investor Class:	1.08%	****

Net
Institutional Class:	0.83%
Investor Class:	1.08%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2017.

**	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2017, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2019.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/07, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/07, assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2017	One Year	Five Year	Ten Year	Inception(1)
Institutional Class Shares	26.88%	12.44%	8.71%	7.35%
Investor Class Shares	26.61%	12.17%	8.45%	7.10%
Russell MidCap® Growth Index(2)	25.27%	15.30%	9.10%	6.99%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2017.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2017

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Mercury Systems, Inc.(1)	278,051	$14,277,919	1.0%
Banks
East West Bancorp, Inc.	446,875	27,183,406	1.9%
First Republic Bank	170,243	14,749,854	1.1%
		41,933,260	3.0%
Beverages
Dr. Pepper Snapple Group, Inc.	287,860	27,939,692	2.0%
Building Products
AO Smith Corp.	540,853	33,143,472	2.4%
Capital Markets
Affiliated Managers Group, Inc.	148,413	30,461,768	2.2%
MarketAxess Holdings, Inc.	67,476	13,613,283	1.0%
		44,075,051	3.2%
Chemicals
Albemarle Corp.	182,438	23,331,996	1.7%
Distributors
LKQ Corp.(1)	723,554	29,426,941	2.1%
Pool Corp.	224,753	29,139,227	2.1%
		58,566,168	4.2%
Electrical Equipment
Rockwell Automation, Inc.	67,094	13,173,907	1.0%
Electronic Equipment, Instruments & Components
CDW Corp.	368,798	25,627,773	1.8%
Trimble Navigation Ltd.(1)	669,832	27,221,973	2.0%
		52,849,746	3.8%
Food & Staples Retailing
Casey’s General Stores, Inc.	196,108	21,952,330	1.6%
Health Care Equipment & Supplies
The Cooper Cos., Inc.	57,808	12,595,207	0.9%
Edwards Lifesciences Corp.(1)	265,633	29,939,496	2.1%
IDEXX Laboratories, Inc.(1)	77,409	12,105,219	0.9%
		54,639,922	3.9%
Health Care Providers & Services
Acadia Healthcare Co., Inc.(1)	390,256	12,734,053	0.9%
Henry Schein, Inc.(1)	391,655	27,368,852	2.0%
		40,102,905	2.9%
Health Care Technology
Veeva Systems, Inc.(1)	297,676	16,455,529	1.2%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Hotels, Restaurants & Leisure
Dominos Pizza, Inc.	103,238	$19,507,852	1.4%
Vail Resorts, Inc.	100,978	21,454,796	1.6%
		40,962,648	3.0%
Internet Software & Services
GrubHub, Inc.(1)	353,640	25,391,352	1.8%
IT Services
Alliance Data Systems Corp.	87,665	22,221,324	1.6%
Broadridge Financial Solutions, Inc.	342,595	31,032,255	2.2%
EPAM Systems, Inc.(1)	282,051	30,300,739	2.2%
Euronet Worldwide, Inc.(1)	289,725	24,415,126	1.8%
Fiserv, Inc.(1)	217,604	28,534,412	2.0%
Gartner, Inc.(1)	170,346	20,978,110	1.5%
		157,481,966	11.3%
Life Sciences Tools & Services
ICON PLC(1)(2)	227,685	25,534,873	1.9%
Illumina, Inc.(1)	65,174	14,239,867	1.0%
		39,774,740	2.9%
Machinery
Fortive Corp.	378,356	27,374,057	2.0%
Graco, Inc.	570,336	25,790,594	1.8%
The Middleby Corp.(1)	189,961	25,635,237	1.8%
Oshkosh Truck Corporation	231,332	21,025,765	1.5%
WABCO Holdings, Inc.(1)	190,483	27,334,310	2.0%
		127,159,963	9.1%
Media
Cable One, Inc.	41,400	29,118,690	2.1%
Multiline Retail
Burlington Stores, Inc.(1)	339,355	41,750,846	3.0%
Dollar General Corp.	187,236	17,414,820	1.2%
Ollie’s Bargain Outlet Holdings, Inc.(1)	439,793	23,418,977	1.7%
		82,584,643	5.9%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.(1)	225,747	28,500,559	2.1%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	84,016	11,312,754	0.8%
Professional Services
Verisk Analytics, Inc.(1)	320,263	30,745,248	2.2%
Road & Rail
J.B. Hunt Transport Services, Inc.	258,402	29,711,062	2.1%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductors & Semiconductor Equipment
Microchip Technology, Inc.	300,650	$26,421,122	1.9%
Monolithic Power Systems, Inc.	216,012	24,271,108	1.7%
		50,692,230	3.6%
Software
Blackbaud, Inc.	169,275	15,994,795	1.2%
Red Hat, Inc.(1)	135,745	16,302,974	1.2%
ServiceNow, Inc.(1)	215,642	28,117,560	2.0%
Synopsys, Inc.(1)	285,523	24,337,981	1.7%
Tyler Technologies, Inc.(1)	147,866	26,179,675	1.9%
The Ultimate Software Group, Inc.(1)	132,648	28,947,773	2.1%
		139,880,758	10.1%
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.(1)	320,740	25,206,957	1.8%
Trading Companies & Distributors
Beacon Roofing Supply, Inc.(1)	367,570	23,436,263	1.7%
Fastenal Co.	447,027	24,447,907	1.7%
Univar, Inc.(1)	801,585	24,817,071	1.8%
Watsco, Inc.	131,922	22,432,017	1.6%
		95,133,258	6.8%
Total Common Stocks
(Cost $980,294,410)		1,356,098,725	97.5%
Short-Term Investment
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	29,790,350	29,790,350	2.1%
Total Short-Term Investment
(Cost $29,790,350)		29,790,350	2.1%
Total Investments
(Cost $1,010,084,760)		1,385,889,075	99.6%
Other Assets in Excess of Liabilities		5,092,718	0.4%
TOTAL NET ASSETS		$1,390,981,793	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing
(2)	Foreign Security
(3)	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,356,098,725	$—	$—	$1,356,098,725
Total Equity	1,356,098,725	—	—	1,356,098,725
Short-Term Investment
Money Market Mutual Fund	29,790,350	—	—	29,790,350
Total Short-Term Investment	29,790,350	—	—	29,790,350
Total Investments*	$1,385,889,075	$—	$—	$1,385,889,075

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report. See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2017 (Unaudited)

Portfolio Manager Commentary

Fortunately, defining moments in portfolio management only seem to come around about once every market cycle.  They test our grit and conviction in our investment process and philosophy.  Just such a trial was presented in 2016 to small- and mid-cap value managers with a high quality bias like ourselves.  We watched painstakingly as deep value stocks levitated post the election on pure speculation.  We were puzzled as our companies with superior profitability, better growth and lower valuations underperformed.  However, the price of discipline is always less than the price of regret.  We resisted chasing then-popular trades, such as infrastructure-related and bank stocks that commanded unjustified valuations.  We held on to dividend paying stocks on the premise long-term rates would moderate.  In short, we stayed disciplined.

As predicted, 2016’s laggards were 2017’s winners and our research efforts were rewarded with strong security performance across most economic sectors.  Importantly, most of the Baird Small/Mid Cap Value Fund’s return for 2017 came from earnings growth, with less than 5% of the return attributed to price-to-earnings multiple expansion. In a market with lofty current valuations, the Fund continues to trade at a compelling P/E ratio of under 16 times the next 12 months’ earnings.  In addition, the majority of our domestically-focused holdings pays an average effective tax rate greater than 30% and stands to benefit disproportionately from U.S. tax reform.  Finally, we expect M&A activity to accelerate in 2018, also providing support for small- and mid-cap valuations.

What we know from the past is that the outperformance of high quality stocks is typically protracted, unlike the short sprints for deep value and that, over the full market cycle, high quality outperforms low quality.  If history repeats itself, this trend should provide a nice tailwind in 2018 to complement the alpha we seek to provide through security selection.

In 2017, the Fund’s Institutional Class generated a total return of 21.48% compared to a 10.36% return for the Russell 2500® Value Index, the Fund’s benchmark.  During a year of great dispersion of returns among economic sectors, allocation played an important role for portfolio managers in 2017.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark.

Key Contributors to Relative Returns:

•	The Fund enjoyed very strong security selection, posting positive returns in all economic sectors and outperforming the corresponding benchmark sector return in nine out of ten economic sectors.
•
The Fund’s security selection was led by ZAGG, Inc. (+160%), Boingo Wireless (+85%), Stamps.com (+64%) and Verisign (+50%).  Other notable gainers include aerospace and defense holdings, Orbital ATK and Rockwell Collins, which were bought out during the year.

•
The Fund had no holdings in Energy (the worst performing sector in the benchmark (-15%)) for the majority of the year.  We purchased Solaris Oilfield Infrastructure in the fourth quarter, which grew by 50% by year-end.

Baird Small/Mid Cap Value Fund
December 31, 2017 (Unaudited)

Key Detractors from Relative Returns:

•
The Fund’s Consumer Staples holdings underperformed the benchmark due to a decline in the Fund’s holdings of Orchids Paper Products Company (-50%).  We anticipate the execution issues of bringing their new paper plant up and running are behind the company, allowing for a debt refinancing and earnings rebound in 2018.

•	Other notable individual stocks that contributed to the Fund’s underperformance include Meta Financial Group (-9%), Hilltop Holdings (-14%) and J2 Global (-6%).

Portfolio Manager:

Michelle Stevens

Baird Small/Mid Cap Value Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

A December 31, 2017 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Boingo Wireless, Inc.	4.8%
Meta Financial Group, Inc.	3.8%
ICU Medical, Inc.	3.1%
ZAGG, Inc.	3.0%
American Financial Group, Inc.	2.9%
Stamps.com, Inc.	2.7%
Healthcare Trust of America, Inc.	2.7%
Silicon Motion Technology Corp.	2.7%
Cypress Semiconductor Corp.	2.5%
Quanta Services, Inc.	2.5%

Net Assets:	$16,945,244
Portfolio Turnover Rate:	60.4%
Number of Equity Holdings:	40

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	2.87%
Investor Class:	3.12%	****

Net
Institutional Class:	0.95%
Investor Class:	1.20%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2017.

**	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2017, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2019.

****	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Value Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2017 (Unaudited)

Total Returns

		Average
		Annual
		Since
For the Periods Ended December 31, 2017	One Year	Inception(1)
Institutional Class Shares	21.48%	11.78%
Investor Class Shares	21.08%	11.47%
Russell 2500® Value Index(2)	10.36%	14.18%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2017.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2017

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	6,134	$379,388	2.2%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	16,486	381,486	2.2%
Atlas Air Worldwide Holdings, Inc.(1)	4,665	273,602	1.6%
		655,088	3.8%
Banks
Hilltop Holdings, Inc.	9,649	244,409	1.4%
Capital Markets
Diamond Hill Investment Group, Inc.	1,214	250,885	1.5%
Commercial Services & Supplies
Deluxe Corp.	3,706	284,769	1.7%
Construction & Engineering
Quanta Services, Inc.(1)	10,671	417,343	2.5%
Distributors
LKQ Corp.(1)	8,243	335,243	2.0%
Electric Utilities
Alliant Energy Corp.	6,646	283,186	1.7%
Pinnacle West Capital Corp.	3,898	332,032	2.0%
		615,218	3.7%
Electronic Equipment, Instruments & Components
Belden, Inc.	4,409	340,243	2.0%
Dolby Laboratories, Inc. – Class A	5,048	312,976	1.9%
		653,219	3.9%
Energy Equipment & Services
Solaris Oilfield Infrastructure, Inc.(1)	18,403	394,008	2.3%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	7,349	378,033	2.2%
CyrusOne, Inc.	5,112	304,317	1.8%
Healthcare Trust of America, Inc.	15,272	458,771	2.7%
Physicians Realty Trust	19,490	350,625	2.1%
		1,491,746	8.8%
Food Products
Lamb Weston Holdings, Inc.	7,285	411,238	2.4%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	2,428	524,448	3.1%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Health Care Providers & Services
DaVita, Inc.(1)	3,259	$235,463	1.4%
Laboratory Corp. of America Holdings(1)	2,237	356,823	2.1%
		592,286	3.5%
Household Durables
ZAGG, Inc.(1)	27,285	503,408	3.0%
Household Products
Orchids Paper Products Co.	8,946	114,509	0.7%
Independent Power and Renewable Electricity Producers
Algonquin Power & Utilities Corp.(2)	31,694	353,705	2.1%
Insurance
American Financial Group, Inc.	4,601	499,393	2.9%
Atlas Financial Holdings, Inc.(1)(2)	15,975	328,286	1.9%
		827,679	4.8%
Internet Software & Services
j2 Global, Inc.	4,665	350,015	2.1%
Stamps.com, Inc.(1)	2,492	468,496	2.7%
VeriSign, Inc.(1)	2,684	307,157	1.8%
		1,125,668	6.6%
IT Services
Leidos Holdings, Inc.	4,793	309,484	1.8%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc. – Class A	11,374	366,015	2.2%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	1,278	172,083	1.0%
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	27,988	426,537	2.5%
Integrated Device Technology, Inc.(1)	10,160	302,057	1.8%
Silicon Motion Technology Corp. – ADR(2)	8,627	456,885	2.7%
Skyworks Solutions, Inc.	2,684	254,846	1.5%
		1,440,325	8.5%
Thrifts & Mortgage Finance
Bofi Holding, Inc.(1)	13,675	408,883	2.4%
Meta Financial Group, Inc.	6,901	639,378	3.8%
NMI Holdings, Inc. – Class A(1)	23,515	399,755	2.3%
		1,448,016	8.5%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	35,826	$806,085	4.8%
Total Common Stocks
(Cost $11,606,639)		14,716,265	86.8%
Short-Term Investment
Money Market Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	501,257	501,257	3.0%
Total Short-Term Investment
(Cost $501,257)		501,257	3.0%
Total Investments
(Cost $12,107,896)		15,217,522	89.8%
Other Assets in Excess of Liabilities		1,727,722	10.2%
TOTAL NET ASSETS		$16,945,244	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing
(2)	Foreign Security
(3)	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$14,716,265	$—	$—	$14,716,265
Total Equity	14,716,265	—	—	14,716,265
Short-Term Investment
Money Market Mutual Fund	501,257	—	—	501,257
Total Short-Term Investment	501,257	—	—	501,257
Total Investments*	$15,217,522	$—	$—	$15,217,522

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2017 (Unaudited)

Portfolio Manager Commentary

Fortunately, defining moments in portfolio management only seem to come around about once every market cycle.  They test our grit and conviction in our investment process and philosophy.  Just such a trial was presented in 2016 to small cap value managers with a high quality bias like ourselves.  We watched painstakingly as deep value stocks levitated post the election on pure speculation.  We were puzzled as our companies with superior profitability, better growth and lower valuations underperformed.  However, the price of discipline is always less than the price of regret.  We resisted chasing then-popular trades, such as infrastructure-related and bank stocks that commanded unjustified valuations.  We held on to dividend paying stocks on the premise long-term rates would moderate.  In short, we stayed disciplined.

As predicted, 2016’s laggards were 2017’s winners and our research efforts were rewarded with strong security performance across most economic sectors. Importantly, most of the Baird SmallCap Value Fund’s return for 2017 came from earnings growth, with less than 5% of the return attributed to price-to-earnings multiple expansion. In a market with lofty current valuations, the Fund continues to trade at a compelling P/E ratio of under 16 times the next 12 months’ earnings.  In addition, the majority of our domestically-focused holdings pay an average effective tax rate greater than 30% and stand to benefit disproportionately from U.S. tax reform.  Finally, we expect M&A activity to accelerate in 2018, also providing support for small cap valuations.

What we know from the past is that the outperformance of high quality stocks is typically protracted, unlike the short sprints for deep value and that, over the full market cycle, high quality outperforms low quality.  If history repeats itself, this trend should provide a nice tailwind in 2018 to complement the alpha we seek to provide through security selection.

In 2017, the Fund’s Institutional Class generated a total return of 18.05% compared to a 7.84% return for the Russell 2000® Value Index, the Fund’s benchmark.  During a year of great dispersion of returns among economic sectors, allocation played an important role for portfolio managers in 2017.  Following is a discussion of key contributors and detractors for the Fund’s performance relative to its benchmark.

Key Contributors to Relative Returns:

•	The Fund enjoyed very strong security selection, posting positive returns in all economic sectors and outperforming the corresponding benchmark sector return in the majority of economic sectors.
•
The Fund’s security selection was led by ZAGG, Inc. (+160%), Boingo Wireless (+85%), Stamps.com (+64%) and Verisign (+50%).  Other notable gainers include Orbital ATK, Lamb Weston, Cypress Semiconductor, and Air Transport Services Group.

•
The Fund had no holdings in Energy (the worst performing sector in the benchmark (-15%)) for the majority of the year.  We purchased Solaris Oilfield Infrastructure in the fourth quarter, which grew by 50% by year-end.

Baird SmallCap Value Fund
December 31, 2017 (Unaudited)

Key Detractors from Relative Returns:

•
The Fund’s Consumer Staple holdings underperformed the benchmark due to a decline in the Fund’s holdings of Orchids Paper Products Company (-50%).  We anticipate the execution issues of bringing their new paper plant up and running are behind the company, allowing for a debt refinancing and earnings rebound in 2018.

•
The Fund’s holdings in Financials slightly trailed the performance of the corresponding benchmark sector. Bank stocks Meta Financial Group, Hilltop Holdings and Renasant, were responsible for the Fund’s relative underperformance.

•	Eagle Pharmaceuticals, which declined on a delayed product launch, held back the performance of the Fund’s Healthcare-related holdings.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

A December 31, 2017 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Boingo Wireless, Inc.	5.3%
ICU Medical, Inc.	4.3%
Meta Financial Group, Inc.	3.9%
NMI Holdings, Inc.	3.2%
ZAGG, Inc.	3.2%
Algonquin Power & Utilities Corp.	3.1%
Patrick Industries, Inc.	3.0%
Solaris Oilfield Infrastructure, Inc.	2.9%
Stamps.com, Inc.	3.0%
Healthcare Trust of America, Inc.	2.9%

Net Assets:	$36,217,666
Portfolio Turnover Rate:	29.9%
Number of Equity Holdings:	38

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.44%
Investor Class:	1.69%	****

Net
Institutional Class:	1.00%
Investor Class:	1.25%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2017.

**	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2017, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2019.

****	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2017 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2017	One Year	Five Year	Inception(1)
Institutional Class Shares	18.05%	12.61%	11.72%
Investor Class Shares	17.78%	12.34%	11.44%
Russell 2000® Value Index(2)	7.84%	13.01%	12.78%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2017.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2017

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corp.	12,422	$768,301	2.1%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	37,420	865,899	2.4%
Atlas Air Worldwide Holdings, Inc.(1)	10,582	620,634	1.7%
		1,486,533	4.1%
Auto Components
LCI Industries	6,594	857,220	2.4%
Banks
Hilltop Holdings, Inc.	22,084	559,388	1.5%
Biotechnology
Eagle Pharmaceuticals, Inc.(1)	7,686	410,586	1.1%
Building Products
Patrick Industries, Inc.(1)	15,413	1,070,398	3.0%
Capital Markets
Diamond Hill Investment Group, Inc.	3,944	815,067	2.2%
Commercial Services & Supplies
Deluxe Corp.	9,815	754,185	2.1%
Construction & Engineering
Quanta Services, Inc.(1)	24,998	977,672	2.7%
Electic Utilities
Alliant Energy Corp.	19,307	822,671	2.3%
Electronic Equipment, Instruments & Components
Belden, Inc.	9,983	770,388	2.1%
Knowles Corp.(1)	47,196	691,893	1.9%
		1,462,281	4.0%
Energy Equipment & Services
Solaris Oilfield Infrastructure, Inc.(1)	49,842	1,067,117	2.9%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	19,170	986,105	2.7%
CyrusOne, Inc.	11,809	702,990	2.0%
Healthcare Trust of America, Inc.	35,119	1,054,975	2.9%
Physicians Realty Trust	42,941	772,508	2.1%
		3,516,578	9.7%
Food Products
Lamb Weston Holdings, Inc.	17,023	960,948	2.7%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	7,208	1,556,928	4.3%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Household Durables
ZAGG, Inc.(1)	62,110	$1,145,929	3.2%
Household Products
Orchids Paper Products Co.	29,292	374,938	1.0%
Independent Power and Renewable Electricity Producers
Algonquin Power & Utilities Corp.(2)	99,530	1,110,755	3.1%
Insurance
Atlas Financial Holdings, Inc.(1)(2)	49,842	1,024,253	2.8%
Internet Software & Services
j2 Global, Inc.	13,079	981,317	2.7%
Stamps.com, Inc.(1)	5,674	1,066,712	3.0%
		2,048,029	5.7%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc. – Class A	26,684	858,691	2.4%
Capstead Mortgage Corp.	80,643	697,562	1.9%
		1,556,253	4.3%
Semiconductors & Semiconductor Equipment
Cypress Semiconductor Corp.	64,718	986,303	2.7%
Integrated Device Technology, Inc.(1)	23,137	687,863	1.9%
Silicon Motion Technology Corp. ADR(2)	19,170	1,015,243	2.8%
		2,689,409	7.4%
Thrifts & Mortgage Finance
Bofi Holding, Inc.(1)	30,672	917,093	2.5%
Capitol Federal Financial, Inc.	20,886	280,081	0.8%
Merchants Bancorp	35,868	705,882	2.0%
Meta Financial Group, Inc.	15,336	1,420,881	3.9%
NMI Holdings, Inc.(1)	68,091	1,157,547	3.2%
		4,481,484	12.4%
Water Utilities
Connecticut Water Service, Inc.	11,502	660,330	1.8%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	85,574	1,925,415	5.3%
Total Common Stocks
(Cost $24,541,937)		34,102,668	94.1%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2017

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	568,650	$568,650	1.6%
Total Short-Term Investment
(Cost $568,650)		568,650	1.6%
Total Investments
(Cost $25,110,587)		34,671,318	95.7%
Other Assets in Excess of Liabilities		1,546,348	4.3%
TOTAL NET ASSETS		$36,217,666	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing
(2)	Foreign Security
(3)	7-Day Yield
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$34,102,668	$—	$—	$34,102,668
Total Equity	34,102,668	—	—	34,102,668
Short-Term Investment
Money Market Mutual Fund	568,650	—	—	568,650
Total Short-Term Investment	568,650	—	—	568,650
Total Investments*	$34,671,318	$—	$—	$34,671,318

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2017 (Unaudited)

Portfolio Manager’s Commentary

For 2017, the Chautauqua International Growth Fund achieved superior returns relative to its benchmark index, the MSCI ACWI ex USA Index (ND).

Chautauqua Capital Management’s approach is to identify trends and companies that, as a result of their business model advantage, we believe will benefit disproportionately from these trends. In some periods, the trends evolve more slowly than we had anticipated or the company’s ability to translate better business conditions into more rapid profit growth is delayed as they re-invest in their business model advantage to maximize its potential. In some cases, the fundamentals unfold beautifully but the markets do not seem to care.  For much of 2017, several trends accelerated faster, the companies we invested in realized their expected potential and the markets recognized the enhanced underlying value. We caution that the Fund’s investment returns experienced in 2017 will not always be possible. We do believe that our approach is the very best way to achieve capital appreciation but optimally, in order to capture the benefit of our skill and approach, investments should be made for a multi-year period.

In this environment, the Fund’s Institutional Class returned 36.11%, outperforming the MSCI ACWI ex USA Index (ND), which advanced 27.19%.

Review

Growth style investing generally outperformed value style investing in both emerging and developed markets in 2017. Small capitalization stocks generally underperformed large capitalization stocks in the U.S. and MSCI ACWI markets. However, small capitalization stocks outperformed larger capitalization stocks, on average, in developed markets as characterized by the MSCI EAFE Index.

The Fund’s aggregate investments in each country in which the Fund invested, taken as a whole, were positive for the year, with the best performance being achieved in emerging market countries. Emerging market countries in Asia had some of the best performers (investments in China appreciated 54.33% and investments in South Korea appreciated 47.80% in U.S. dollar terms). Some of the lower performers were Canada (16.90%) and the United Kingdom (22.38%).

The Fund’s sector performance was also positive for the year. The best performers were information technology (up 42.27%) and materials (up 30.19%). Some of the lesser performers were energy (up 7.64%) and telecommunications services (up 8.61%).

Portfolio Highlights

2017 was a year of portfolio rebalancing. Market valuations, stock and bond alike worldwide, are high relative to their own history. That said, some asset classes are less extended than others. The increased involvement of value agnostic investors using such things as algorithmic trading strategies, index funds, and exchange traded funds (ETFs) may make the markets more fragile in the face of an unforeseen negative surprise. Conditions for the financial markets may be getting to the point where they are “as good as it gets”. Meanwhile, investor and business sentiment are very positive and we believe that we are on the threshold of massive technological disruption. So, the current environment may mean “the best is yet to come”.

In this current environment, we are optimistic but ever vigilant. We anticipate that the markets could get choppy in 2018. Therefore, we have increased our cash allocation to take advantage of market volatility and provide a measure of protection in a tumultuous market.

After eight years of aggressive monetary accommodation throughout most of the world, central bankers are in various stages of reversing course. This monetary accommodation, though necessary in the early stages of recovery from the great financial recession, became a habit that was hard to break. The result has been low inflation everywhere except in asset prices. In response to this change in monetary policy, we have shifted our holdings in financials towards companies that will benefit from higher interest rates (e.g., CI Financial, DBS Group Holdings Ltd. and Toronto Dominion Bank).

We have taken advantage of high market valuations and eliminated and reduced exposure to stocks we view as having elevated valuations. For example, BB Seguridade was sold from the portfolio at the beginning of the fourth quarter. The company benefitted from a rally in the Brazilian stock market despite experiencing a deceleration in sales growth in their core business.

Chautauqua International Growth Fund
December 31, 2017 (Unaudited)

We also took advantage of pricing volatility to initiate new positions during the year.  TAL Education, a leading education and technology enterprise in China, is a good example of a company that has been on our watch list given their consistent top line growth and strong returns on invested capital.  Pricing volatility in the fourth quarter provided a valuation opportunity for us to initiate a position in TAL.

During the year, our holdings in Wirecard, Keyence and HDFC Bank contributed significantly to the Fund’s outperformance.

The Fund’s overweight to health care, relative to the benchmark, detracted from returns for the year.  Investments in Allergan and Genmab were disappointing as both companies experienced a slowdown in sales growth in the third quarter. Long-term, we are enthusiastic about both companies’ prospects.  Both companies are developing novel therapies in human health.

The Fund’s overweight to the information technology sector was the strongest contributor to performance during the year. Not only was it the best performing sector for the year, within the MSCI index, but our stock selection in that sector (Wirecard, Alibaba, ASML and Keyence) further augmented the Fund’s performance.

As is often the case, and as evidence of the effectiveness of our conviction weighting skill, the top five weighted holdings had a much larger positive contribution to performance than the smallest five weighted holdings (in the Fund, the top five holdings averaged a 77.76% return for the year).

Outlook

In reconciling “as good as it gets” with “the best is yet to come”, we are struck by how extraordinary this moment in the financial markets really is. The Congressional Budget Office has declared that the output gap for the U.S. economy has closed.  Likewise, the World Bank has declared that the global output gap has also closed.  This means that the world economy is running at full capacity.  Further monetary or fiscal stimulus will be inflationary. As an indicator of economic health, the Purchasing Managers’ Index (PMI) has been rising among commodity-importing and exporting countries. This is unusual and generally not sustainable. Conditions for business may be getting to the point where they are “as good as it gets”.

Nevertheless, with improved confidence and positive investor sentiment, the markets may remain ebullient.  Meanwhile, the confluence of massive mineable data, combined with inexpensive computing power and data storage due to cloud computing, breakthroughs in machine learning, exponentially faster data transmission speeds and the internet of things, may lead to momentous gains in productivity and significant opportunities for new entrants who disrupt legacy business models. For a trend-based, best-in-breed growth investor such as Chautauqua Capital, this is very promising and may mean that “the best is yet to come”.

Owing to our concentrated portfolios and long holding period, we have fewer holdings per person to analyze than most of our competitors. This enables us to know our holdings better and operate with a six person portfolio management team. As a result, we are very nimble. Our performance record has been good but we believe if the market volatility returns to historic levels, the “best may be yet to come” for us as investors.

Stock prices are primarily the product of a company’s earnings and the multiple of those earnings investors are willing to pay. Over the past several years the multiple has expanded. Should the multiples contract, all things being equal, stock prices will contract. If, however, the earnings are growing faster than the market average, the price contraction can be offset. As growth investors, we do pay modest premium multiples for the shares of the great wealth generating businesses we invest in; yet we are value conscious and take a comprehensive view of each holding including future growth, profitability and valuation. The combination of insisting upon superior growth while being careful about valuation should help us perform in 2018.

We have the right investment team as we try to reconcile this “best is yet to come” with “as good as it gets” environment. Indeed this is a very interesting moment in time to be investing.

Portfolio Manager:

Brian Beitner

Chautauqua International Growth Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

A December 31, 2017 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings*

HDFC Bank Ltd.	5.1%	Net Assets:	$75,804,329
Novo Nordisk A/S	5.1%	Portfolio Turnover Rate:	71.0%
ASML Holding NV	4.9%	Number of Equity Holdings:	29
Toronto-Dominion Bank	4.8%
DBS Group Holdings Ltd.	4.7%	Annualized Portfolio Expense Ratio:***
Keyence Corp.	4.6%	Gross
Reckitt Benckiser Group PLC	4.5%	Institutional Class:	2.33%
Temenos Group AG	4.1%	Investor Class:	2.58%	****
LINE Corp.	4.0%
Core Laboratories NV	3.9%	Net
		Institutional Class:	0.95%
		Investor Class:	1.20%	****

Equity Sector Analysis**		Country Allocation**

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2017.

**	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2017, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2019.

****	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua International Growth Fund
December 31, 2017 (Unaudited)

Total Returns

		Average
		Annual
		Since
For the Periods Ended December 31, 2017	One Year	Inception(1)
Institutional Class Shares	36.11%	16.69%
Investor Class Shares	35.86%	16.50%
MSCI ACWI ex USA	27.19%	17.10%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2017.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  The exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2017

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel, Accessories & Luxury Goods
Lululemon Athletica, Inc. (Canada)(1)	13,882	$1,090,986	1.4%
Application Software
Temenos Group AG (Switzerland)(2)	24,194	3,096,125	4.1%
Asset Management & Custody Banks
CI Financial Corp. (Canada)(1)	100,058	2,369,711	3.1%
Julius Baer Group Ltd. (Switzerland)(2)	48,121	2,942,699	3.9%
		5,312,410	7.0%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	166,607	1,447,399	1.9%
Biotechnology
Genmab A/S (Denmark)(1)	16,313	2,705,381	3.6%
Cable & Satellite
Naspers Ltd. (South Africa)(2)	7,669	2,124,722	2.8%
Data Processing & Outsourced Services
Wirecard AG (Germany)(2)	23,486	2,610,284	3.4%
Diversified Banks
DBS Group Holdings Ltd. (Singapore)(2)	189,738	3,509,448	4.7%
Toronto-Dominion Bank (Canada)(1)	62,140	3,640,900	4.8%
		7,150,348	9.5%
Education Services
TAL Education Group (China)	24,446	726,291	1.0%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	6,273	3,504,294	4.6%
Health Care Distributors
Sinopharm Group Co. Ltd. (China)(2)	425,875	1,834,581	2.4%
Household Products
Reckitt Benckiser Group PLC (United Kingdom)(2)	36,690	3,422,930	4.5%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	6,502	1,121,139	1.5%
Ctrip.com International Ltd. – ADR (China)(1)	21,523	949,164	1.3%
		2,070,303	2.8%
Internet Software & Services
LINE Corp. (Japan)(2)	74,286	3,033,706	4.0%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	27,292	2,989,839	3.9%
Oil & Gas Exploration & Production
Encana Corp. (United States)	140,737	1,877,613	2.5%
Eni SpA (Italy)(2)	153,666	2,542,849	3.3%
		4,420,462	5.8%

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Personal Products
Amorepacific Corp. (Republic of Korea)	8,687	$2,470,872	3.3%
Pharmaceuticals
Allergan PLC (Ireland)	10,984	1,796,763	2.4%
Novo Nordisk A/S – ADR (Denmark)	72,265	3,878,462	5.1%
Roche Holding AG (Switzerland)(2)	9,984	2,524,508	3.3%
		8,199,733	10.8%
Professional Services
Recruit Holdings Co. Ltd. (Japan)(2)	111,440	2,767,051	3.7%
Regional Banks
HDFC Bank Ltd. – ADR (India)	38,276	3,891,521	5.1%
Semiconductor Equipment
ASML Holding NV (Netherlands)	21,349	3,710,883	4.9%
Semiconductors
AMS AG (Austria)(2)	7,648	692,847	0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Taiwan)	40,926	1,622,716	2.1%
		2,315,563	3.0%
Total Common Stocks
(Cost $59,821,914)		70,895,684	93.5%
Short-Term Investment
Money Market Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	3,093,074	3,093,074	4.1%
Total Short-Term Investment
(Cost $3,093,074)		3,093,074	4.1%
Total Investments
(Cost $62,914,988)		73,988,758	97.6%
Other Assets in Excess of Liabilities		1,815,571	2.4%
TOTAL NET ASSETS		$75,804,329	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing
(2)	Fair Valued Security – See Note 2a to Financial Statements
(3)	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$34,842,241	$36,053,443	$—	$70,895,684
Total Equity	34,842,241	36,053,443	—	70,895,684
Short-Term Investment
Money Market Mutual Fund	3,093,074	—	—	3,093,074
Total Short-Term Investment	3,093,074	—	—	3,093,074
Total Investments*	$37,935,315	$36,053,443	$—	$73,988,758

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Transfers between levels are recognized at the end of the reporting period.  The table below represents the transfers between Level 1 and Level 2 at December 31, 2017 due to fair valuation of certain foreign markets pursuant to an independent fair value pricing model.  The Fund did not hold any Level 3 securities as of December 31, 2017.  See the Fund’s valuation policy in Note 2a to the financial statements.

Transfers into Level 1	$5,176,253
Transfers out of Level 2	(5,176,253)
Net transfers	$—

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2017 (Unaudited)

Portfolio Manager’s Commentary

For 2017, the Chautauqua Global Growth Fund achieved superior returns relative to its benchmark index, the MSCI ACWI Index (ND).

Chautauqua Capital Management’s approach is to identify trends and companies that, as a result of their business model advantage, we believe will benefit disproportionately from these trends. In some periods, the trends evolve more slowly than we had anticipated or the company’s ability to translate better business conditions into more rapid profit growth is delayed as they re-invest in their business model advantage to maximize its potential. In some cases, the fundamentals unfold beautifully but the markets do not seem to care.  For much of 2017, several trends accelerated faster, the companies we invested in realized their expected potential and the markets recognized the enhanced underlying value. We caution that the Fund’s investment returns experienced in 2017 will not always be possible. We do believe that our approach is the very best way to achieve capital appreciation but optimally, in order to capture the benefit of our skill and approach, investments should be made for a multi-year period.

In this environment, the Fund’s Institutional Class returned 37.75%, outperforming the MSCI ACWI Index (ND), which advanced 23.97%.

Review

Growth style investing generally outperformed value style investing in both emerging and developed markets in 2017. Small capitalization stocks generally underperformed large capitalization stocks in the U.S. and MSCI ACWI markets. However, small capitalization stocks outperformed larger capitalization stocks, on average, in developed markets as characterized by the MSCI EAFE Index.

The Fund’s aggregate investments in each country in which the Fund invested, taken as a whole, were positive for the year, with the best performance being achieved in emerging market countries. Emerging market countries in Asia had some of the best performers (investments in China appreciated 54.33% and investments in South Korea appreciated 47.80% in U.S. dollar terms). Some of the lower performers were Canada (16.90%) and the United Kingdom (22.38%).

The Fund’s sector performance was also positive for the year. The best performers were information technology (up 42.27%) and materials (up 30.19%). Some of the lesser performers were energy (up 7.64%) and telecommunications services (up 8.61%).

Portfolio Highlights

2017 was a year of portfolio rebalancing. Market valuations, stock and bond alike worldwide, are high relative to their own history. That said, some asset classes are less extended than others. The increased involvement of value agnostic investors using such things as algorithmic trading strategies, index funds, and exchange traded funds (ETFs) may make the markets more fragile in the face of an unforeseen negative surprise. Conditions for the financial markets may be getting to the point where they are “as good as it gets”. Meanwhile, investor and business sentiment are very positive and we believe that we are on the threshold of massive technological disruption. So, the current environment may mean “the best is yet to come”.

In this current environment, we are optimistic but ever vigilant. We anticipate that the markets could get choppy in 2018. Therefore, we have increased our cash allocation to take advantage of market volatility and provide a measure of protection in a tumultuous market.

After eight years of aggressive monetary accommodation throughout most of the world, central bankers are in various stages of reversing course. This monetary accommodation, though necessary in the early stages of recovery from the great financial recession, became a habit that was hard to break. The result has been low inflation everywhere except in asset prices. In response to this change in monetary policy, we have shifted our holdings in financials towards companies that will benefit from higher interest rates (e.g., CI Financial, DBS Group Holdings Ltd. and Toronto Dominion Bank).

We have taken advantage of high market valuations and eliminated and reduced exposure to stocks we view as having elevated valuations. For example, BB Seguridade was sold from the portfolio at the beginning of the fourth quarter. The company benefitted from a rally in the Brazilian stock market despite experiencing a deceleration in sales growth in their core business.

Chautauqua Global Growth Fund
December 31, 2017 (Unaudited)

We also took advantage of pricing volatility to initiate new positions during the year.  TAL Education, a leading education and technology enterprise in China, is a good example of a company that has been on our watch list given their consistent top line growth and strong returns on invested capital.  Pricing volatility in the fourth quarter provided a valuation opportunity for us to initiate a position in TAL.

During the year, our holdings in Wirecard, Illumina and NVIDIA contributed significantly to the Fund’s outperformance.

The Fund’s overweight to health care, relative to the benchmark, detracted from returns for the year.  Investments in Allergan and Genmab were disappointing as both companies experienced a slowdown in sales growth in the third quarter. Long-term, we are enthusiastic about both companies’ prospects.  Both companies are developing novel therapies in human health.

The Fund’s overweight to the information technology sector was the strongest contributor to performance during the year. Not only was it the best performing sector for the year, within the MSCI index, but our stock selection in that sector (Wirecard, NVIDIA, Adobe, Temenos and Alibaba) further augmented the Fund’s performance.

As is often the case, and as evidence of the effectiveness of our conviction weighting skill, the top five weighted holdings had a much larger positive contribution to performance than the smallest five weighted holdings (in the Fund, the top five holdings averaged a 55.12% return for the year).

Outlook

In reconciling “as good as it gets” with “the best is yet to come”, we are struck by how extraordinary this moment in the financial markets really is. The Congressional Budget Office has declared that the output gap for the U.S. economy has closed.  Likewise, the World Bank has declared that the global output gap has also closed.  This means that the world economy is running at full capacity.  Further monetary or fiscal stimulus will be inflationary. As an indicator of economic health, the Purchasing Managers’ Index (PMI) has been rising among commodity-importing and exporting countries. This is unusual and generally not sustainable. Conditions for business may be getting to the point where they are “as good as it gets”.

Nevertheless, with improved confidence and positive investor sentiment, the markets may remain ebullient.  Meanwhile, the confluence of massive mineable data, combined with inexpensive computing power and data storage due to cloud computing, breakthroughs in machine learning, exponentially faster data transmission speeds and the internet of things, may lead to momentous gains in productivity and significant opportunities for new entrants who disrupt legacy business models. For a trend-based, best-in-breed growth investor such as Chautauqua Capital, this is very promising and may mean that “the best is yet to come”.

Owing to our concentrated portfolios and long holding period, we have fewer holdings per person to analyze than most of our competitors. This enables us to know our holdings better and operate with a six person portfolio management team. As a result, we are very nimble. Our performance record has been good but we believe if the market volatility returns to historic levels, the “best may be yet to come” for us as investors.

Stock prices are primarily the product of a company’s earnings and the multiple of those earnings investors are willing to pay. Over the past several years the multiple has expanded. Should the multiples contract, all things being equal, stock prices will contract. If, however, the earnings are growing faster than the market average, the price contraction can be offset. As growth investors, we do pay modest premium multiples for the shares of the great wealth generating businesses we invest in; yet we are value conscious and take a comprehensive view of each holding including future growth, profitability and valuation. The combination of insisting upon superior growth while being careful about valuation should help us perform in 2018.

We have the right investment team as we try to reconcile this “best is yet to come” with “as good as it gets” environment. Indeed this is a very interesting moment in time to be investing.

Portfolio Manager:

Brian Beitner

Chautauqua Global Growth Fund
December 31, 2017 (Unaudited)

Portfolio Characteristics

A December 31, 2017 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings*

Recruit Holdings Co. Ltd.	3.8%	Net Assets:	$23,906,782
Temenos Group AG	3.4%	Portfolio Turnover Rate:	61.0%
Pioneer Natural Resources Co.	3.2%	Number of Equity Holdings:	44
HDFC Bank Ltd.	3.0%
Keyence Corp.	3.0%	Annualized Portfolio Expense Ratio:***
TJX Cos, Inc.	3.0%	Gross
Charles Schwab Corp.	3.0%	Institutional Class:	3.66%
Toronto-Dominion Bank	2.8%	Investor Class:	3.91%	****
Novo Nordisk A/S	2.6%
NVIDIA Corp.	3.1%	Net
		Institutional Class:	0.95%
		Investor Class:	1.20%	****

Equity Sector Analysis**		Country Allocation**

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2017.

**	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2017, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2019.

****	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2017 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua Global Growth Fund
December 31, 2017 (Unaudited)

Total Returns

		Average
		Annual
		Since
For the Periods Ended December 31, 2017	One Year	Inception(1)
Institutional Class Shares	37.75%	21.20%
Investor Class Shares	37.29%	20.89%
MSCI ACWI Index	23.97%	17.34%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2017.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.”  The exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict.  The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2017

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel Retail
TJX Cos, Inc. (United States)	9,287	$710,083	3.0%
Apparel, Accessories & Luxury Goods
Lululemon Athletica, Inc. (Canada)(1)	3,496	274,751	1.1%
Application Software
Temenos Group AG (Switzerland)(2)	6,376	815,942	3.4%
Asset Management & Custody Banks
CI Financial Corp. (Canada)(1)	15,739	372,753	1.6%
Julius Baer Group Ltd. (Switzerland)(2)	9,931	607,301	2.5%
		980,054	4.1%
Automobile Manufacturers
BYD Co Ltd. (China)(2)	19,467	169,120	0.7%
Biotechnology
Celgene Corp. (United States)(1)	5,790	604,243	2.5%
Genmab A/S (Denmark)(1)	2,666	442,135	1.8%
Incyte Corp. (United States)(1)	4,614	436,992	1.8%
Regeneron Pharmaceuticals, Inc. (United States)(1)	1,253	471,078	2.0%
		1,954,448	8.1%
Cable & Satellite
Naspers Ltd. (South Africa)(2)	1,808	500,912	2.1%
Data Processing & Outsourced Services
Wirecard AG (Germany)(2)	4,599	511,143	2.1%
Diversified Banks
Toronto-Dominion Bank (Canada)(1)	11,377	666,600	2.8%
Education Services
TAL Education Group (China)	6,593	195,878	0.8%
Electronic Equipment & Instruments
Coherent, Inc. (United States)(1)	621	175,259	0.7%
Keyence Corp. (Japan)(2)	1,273	711,137	3.0%
Universal Display Corp. (United States)	1,797	310,252	1.3%
		1,196,648	5.0%
Health Care Distributors
Sinopharm Group Co. Ltd. (China)(2)	54,019	232,703	1.0%
Household Products
Reckitt Benckiser Group PLC (United Kingdom)(2)	4,790	446,875	1.9%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	2,023	$348,826	1.4%
Amazon.com, Inc. (United States)(1)	244	285,351	1.2%
Ctrip.com International Ltd. – ADR (China)(1)	4,390	193,599	0.8%
		827,776	3.4%
Internet Software & Services
Alphabet, Inc. – Class A (United States)(1)	256	269,670	1.1%
LINE Corp. (Japan)(2)	9,081	370,852	1.6%
		640,522	2.7%
Investment Banking & Brokerage
DBS Group Holdings Ltd. (Singapore)(2)	21,502	397,707	1.7%
IT Consulting & Other Services
MasterCard, Inc. – Class A (United States)	2,632	398,380	1.7%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	1,673	365,534	1.5%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	5,225	572,399	2.4%
Oil & Gas Exploration & Production
Antero Resources Corp. (United States)(1)	13,675	259,825	1.1%
Eni SpA (Italy)(2)	20,125	333,026	1.4%
Pioneer Natural Resources Co. (United States)	4,470	772,640	3.2%
		1,365,491	5.7%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	13,817	709,779	3.0%
Personal Products
Amorepacific Corp. (Republic of Korea)	949	269,927	1.1%
Pharmaceuticals
Allergan PLC (Ireland)	1,213	198,423	0.9%
Novo Nordisk A/S – ADR (Denmark)	11,704	628,153	2.6%
Roche Holding AG (Switzerland)(2)	776	196,216	0.8%
		1,022,792	4.3%
Professional Services
Recruit Holdings Co. Ltd. (Japan)(2)	36,307	901,501	3.8%
Regional Banks
HDFC Bank Ltd. – ADR (India)	7,001	711,791	3.0%
SVB Financial Group (United States)(1)	2,606	609,205	2.5%
		1,320,996	5.5%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2017

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Semiconductor Equipment
ASML Holding NV (Netherlands)	1,310	$227,704	1.0%
Semiconductors
NVIDIA Corp. (United States)	3,179	615,137	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Taiwan)	4,402	174,539	0.7%
		789,676	3.3%
Semiconductors & Semiconductor Equipment
AMS AG (Austria)(2)	2,031	183,992	0.8%
Systems Software
Red Hat, Inc. (United States)(1)	3,416	410,262	1.7%
Total Common Stocks
(Cost $16,175,467)		19,059,595	79.7%
Short-Term Investment
Money Market Fund
Fidelity Institutional Money Market Fund –
Government Portfolio, Institutional Class, 1.19%(3)	1,221,518	1,221,518	5.1%
Total Short-Term Investment
(Cost $1,221,518)		1,221,518	5.1%
Total Investments
(Cost $17,396,985)		20,281,113	84.8%
Other Assets in Excess of Liabilities		3,625,669	15.2%
TOTAL NET ASSETS		$23,906,782	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing
(2)	Fair Valued Security – See Note 2a to Financial Statements
(3)	7-Day Yield
ADR – American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2017

Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Fund’s financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$12,681,168	$6,378,427	$—	$19,059,595
Total Equity	12,681,168	6,378,427	—	19,059,595
Short-Term Investment
Money Market Mutual Fund	1,221,518	—	—	1,221,518
Total Short-Term Investment	1,221,518	—	—	1,221,518
Total Investments*	$13,902,686	$6,378,427	$—	$20,281,113

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Transfers between levels are recognized at the end of the reporting period.  The table below represents the transfers between Level 1 and Level 2 at December 31, 2017 due to fair valuation of certain foreign markets pursuant to an independent fair value pricing model.  The Fund did not hold any Level 3 securities as of December 31, 2017.  See the Fund’s valuation policy in Note 2a to the financial statements.

Transfers into Level 1	$712,062
Transfers out of Level 2	(712,062)
Net transfers	$—

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2017 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although, with the exception of the Chautauqua International Growth and Chautauqua Global Growth Funds which charge redemption fees, the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a  redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2017 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2017

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/17	12/31/17	Period(1)	12/31/17	Period(1)
Baird MidCap Fund
Institutional Class	0.83%	$1,000.00	$1,093.10	$4.38	$1,021.02	$4.23
Investor Class	1.08%	$1,000.00	$1,091.80	$5.69	$1,019.76	$5.50

Baird Small/Mid
Cap Value Fund
Institutional Class	0.95%	$1,000.00	$1,146.80	$5.14	$1,020.42	$4.84
Investor Class	1.20%	$1,000.00	$1,144.00	$6.48	$1,019.16	$6.11

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$1,142.70	$5.40	$1,020.16	$5.09
Investor Class	1.25%	$1,000.00	$1,141.60	$6.75	$1,018.90	$6.36

Chautauqua International
Growth Fund
Institutional Class	0.95%	$1,000.00	$1,165.10	$5.18	$1,020.42	$4.84
Investor Class	1.20%	$1,000.00	$1,162.80	$6.54	$1,019.16	$6.11

Chautauqua Global
Growth Fund
Institutional Class	0.95%	$1,000.00	$1,152.50	$5.15	$1,020.42	$4.84
Investor Class	1.20%	$1,000.00	$1,151.30	$6.51	$1,019.16	$6.11

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2017

		Baird
	Baird	Small/Mid	Baird
	MidCap	Cap Value	SmallCap
	Fund	Fund	Value Fund
ASSETS:
Investments, at value (cost $1,010,084,760,
$12,107,896 and $25,110,587, respectively)	$1,385,889,075	$15,217,522	$34,671,318
Dividends receivable	502,918	25,330	79,052
Interest receivable	32,297	487	1,159
Receivable for investments sold	3,452,795	—	—
Receivable for Fund shares sold	4,512,452	1,700,000	1,500,000
Receivable from Advisor, net (Note 5)	—	3,507	—
Prepaid expenses and other assets	14,808	21,675	6,995
Total assets	1,394,404,345	16,968,521	36,258,524
LIABILITIES:
Payable for Fund shares redeemed	2,295,415	231	4,024
Payable to Advisor, net (Note 5)	885,885	—	11,297
Payable to Directors	325	18	50
Accrued Rule 12b-1 fees (Note 8)	59,172	43	1,724
Accrued expenses and other liabilities	181,755	22,985	23,763
Total liabilities	3,422,552	23,277	40,858
NET ASSETS	$1,390,981,793	$16,945,244	$36,217,666
NET ASSETS CONSIST OF:
Capital stock	$1,003,620,073	$13,863,397	$25,899,658
Accumulated undistributed
net investment income (loss)	—	—	—
Accumulated undistributed net realized
gain (loss) on investments sold	11,557,405	(27,779)	757,277
Net unrealized appreciation on:
Investments	375,804,315	3,109,626	9,560,731
NET ASSETS	$1,390,981,793	$16,945,244	$36,217,666
INSTITUTIONAL CLASS SHARES
Net Assets	$1,279,571,370	$16,859,137	$33,631,352
Shares outstanding ($0.01 par value,
unlimited shares authorized)	66,770,418	1,356,764	1,979,581
Net asset value, offering and
redemption price per share	$19.16	$12.43	$16.99
INVESTOR CLASS SHARES
Net Assets	$111,410,423	$86,107	$2,586,314
Shares outstanding ($0.01 par value,
unlimited shares authorized)	6,111,425	6,942	152,427
Net asset value, offering and
redemption price per share	$18.23	$12.40	$16.97

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2017

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $62,914,988
and $17,396,985, respectively)	$73,988,758	$20,281,113
Foreign currency, at value
(cost $37,291 and $2,669, respectively)	36,383	3,741
Dividends receivable	42,132	4,225
Interest receivable	3,775	1,187
Receivable for Fund shares sold	1,783,428	4,074,982
Receivable from Advisor, net (Note 5)	—	2,162
Prepaid expenses and other assets	15,392	13,151
Total assets	75,869,868	24,380,561
LIABILITIES:
Payable for securities purchased	—	445,259
Payable to Advisor, net (Note 5)	29,368	—
Payable to Directors	319	144
Accrued Rule 12b-1 fees (Note 8)	804	282
Accrued expenses and other liabilities	35,048	28,094
Total liabilities	65,539	473,779
NET ASSETS	$75,804,329	$23,906,782
NET ASSETS CONSIST OF:
Capital stock	$63,545,638	$20,610,311
Accumulated undistributed net investment income (loss)	9,553	(228)
Accumulated undistributed net realized gain on
investments sold and foreign currency translation	1,175,630	412,811
Net unrealized appreciation (depreciation) on:
Investments	11,073,770	2,884,128
Foreign currency and other assets
denominated in foreign currency	(262)	(240)
NET ASSETS	$75,804,329	$23,906,782
INSTITUTIONAL CLASS SHARES
Net Assets	$74,185,845	$23,238,544
Shares outstanding ($0.01 par value, unlimited shares authorized)	5,891,470	1,730,666
Net asset value, offering and redemption price per share	$12.59	$13.43
INVESTOR CLASS SHARES
Net Assets	$1,618,484	$668,238
Shares outstanding ($0.01 par value, unlimited shares authorized)	128,754	49,977
Net asset value, offering and redemption price per share	$12.57	$13.37

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2017

		Baird
	Baird	Small/Mid	Baird
	MidCap	Cap Value	SmallCap
	Fund	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $0, $1,342 and $4,550, respectively)	$8,694,745	$207,318	$500,139
Interest	412,064	3,055	7,312
Other income	—	354	1,769
Total investment income	9,106,809	210,727	509,220
EXPENSES:
Investment advisory fees (Note 5)	10,281,309	107,311	269,666
Administration fees	92,479	3,254	4,648
Shareholder servicing fees	708,022	12,147	16,013
Fund accounting fees	60,912	14,540	15,412
Professional fees	31,397	32,377	31,609
Federal and state registration	61,632	42,303	43,784
Directors fees	41,711	38,315	41,461
Custody fees	22,019	5,101	4,096
Reports to shareholders	75,711	1,094	1,055
Miscellaneous expenses	2,477	241	182
Rule 12b-1 fees – Investor Class Shares (Note 8)	298,392	161	6,426
Total expenses	11,676,061	256,844	434,352
Fee waiver by Advisor (Note 5)	—	(129,251)	(110,672)
Net expenses	11,676,061	127,593	323,680
NET INVESTMENT INCOME (LOSS)	(2,569,252)	83,134	185,540

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	143,972,259	412,449	1,935,024
Change in unrealized appreciation on investments	183,589,368	2,099,758	3,236,935
Net realized and unrealized gain on investments	327,561,627	2,512,207	5,171,959
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$324,992,375	$2,595,341	$5,357,499

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2017

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $79,254 and $7,665, respectively)	$659,871	$77,947
Interest	25,078	6,711
Other income	319	146
Total investment income	685,268	84,804
EXPENSES:
Investment advisory fees (Note 5)	437,621	104,654
Administration fees	6,787	4,163
Shareholder servicing fees	19,692	12,343
Fund accounting fees	16,848	15,584
Professional fees	44,293	44,391
Federal and state registration	58,181	51,785
Directors fees	41,916	41,701
Custody fees	27,899	18,525
Reports to shareholders	3,550	1,886
Miscellaneous expenses	292	202
Interest Expense (Note 7)	22	—
Rule 12b-1 fees – Investor Class Shares (Note 8)	2,186	796
Total expenses	659,287	296,030
Fee waiver by Advisor (Note 5)	(137,404)	(170,958)
Net expenses	521,883	125,072
NET INVESTMENT INCOME (LOSS)	163,385	(40,268)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATION:
Net realized gain on investments	3,704,189	1,243,472
Net realized loss on foreign currency translation	(27,470)	(3,729)
Change in unrealized appreciation on investments	11,425,214	2,700,390
Change in unrealized depreciation
on foreign currency translation	(147)	(351)
Net realized and unrealized gain on investments
and foreign currency translation	15,101,786	3,939,782
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$15,265,171	$3,899,514

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment loss	$(2,569,252)	$(2,146,689)
Net realized gain (loss) on investments	143,972,259	(20,374,537)
Change in unrealized appreciation on investments	183,589,368	85,885,944
Net increase in net assets resulting from operations	324,992,375	63,364,718

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	349,351,022	439,643,509
Shares issued to holders in reinvestment of distributions	47,937,259	—
Cost of shares redeemed	(511,066,587)	(479,905,649)
Net decrease in net assets resulting
from capital share transactions	(113,778,306)	(40,262,140)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	(57,234,919)	—
Total Distributions	(57,234,919)	—

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	(5,225,266)	—
Total Distributions	(5,225,266)	—

TOTAL INCREASE IN NET ASSETS	148,753,884	23,102,578

NET ASSETS:
Beginning of year	1,242,227,909	1,219,125,331
End of year	$1,390,981,793	$1,242,227,909

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Value Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$83,134	$95,621
Net realized gain (loss) on investments	412,449	(404,287)
Change in unrealized appreciation on investments	2,099,758	1,204,570
Net increase in net assets resulting from operations	2,595,341	895,904

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,798,695	6,833,697
Shares issued to holders in reinvestment of distributions	75,423	79,329
Cost of shares redeemed	(4,405,931)	(485,000)
Net increase in net assets resulting
from capital share transactions	2,468,187	6,428,026

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(81,188)	(90,044)
From net realized gains	(3,750)	—
Total Distributions	(84,938)	(90,044)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(310)	(325)
From net realized gains	(14)	—
Total Distributions	(324)	(325)

TOTAL INCREASE IN NET ASSETS	4,978,266	7,233,561

NET ASSETS:
Beginning of year	11,966,978	4,733,417
End of year (including accumulated
undistributed net investment income
of $0 and $2,542, respectively)	$16,945,244	$11,966,978

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$185,540	$345,791
Net realized gain on investments	1,935,024	406,537
Change in unrealized appreciation on investments	3,236,935	3,244,223
Net increase in net assets resulting from operations	5,357,499	3,996,551

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,358,641	5,035,886
Shares issued to holders in reinvestment of distributions	879,036	287,392
Cost of shares redeemed	(4,203,475)	(3,257,446)
Net increase in net assets resulting
from capital share transactions	1,034,202	2,065,832

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(173,048)	(321,015)
From net realized gains	(778,275)	—
Total Distributions	(951,323)	(321,015)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(8,072)	(19,041)
From net realized gains	(63,535)	—
Total Distributions	(71,607)	(19,041)

TOTAL INCREASE IN NET ASSETS	5,368,771	5,722,327

NET ASSETS:
Beginning of year	30,848,895	25,126,568
End of year (including accumulated
undistributed net investment income
of $0 and $4,079, respectively)	$36,217,666	$30,848,895

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua International Growth Fund

		April 15, 2016^
	Year Ended	through
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment income	$163,385	$3,896
Net realized gain (loss) on investments
and foreign currency translation	3,676,719	(206,475)
Change in unrealized appreciation (depreciation)
on investments and foreign currency translation	11,425,067	(351,559)
Net increase (decrease) in net assets
resulting from operations	15,265,171	(554,138)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	54,726,978	16,146,048
Shares issued to holders in reinvestment of distributions	2,307,063	—
Cost of shares redeemed	(9,195,880)	(436,323)
Redemption fees (Note 9)	11,284	1,715
Net increase in net assets resulting
from capital share transactions	47,849,445	15,711,440

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(121,984)	—
From net realized gains	(2,293,649)	—
Total Distributions	(2,415,633)	—

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(555)	—
From net realized gains	(51,401)	—
Total Distributions	(51,956)	—

TOTAL INCREASE IN NET ASSETS	60,647,027	15,157,302

NET ASSETS:
Beginning of period	15,157,302	—
End of period (including accumulated
undistributed net investment income (loss)
of $9,553 and $(3,823), respectively)	$75,804,329	$15,157,302

^	Inception was the close of business on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua Global Growth Fund

		April 15, 2016^
	Year Ended	through
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment loss	$(40,268)	$(6,417)
Net realized gain (loss) on investments
and foreign currency translation	1,239,743	(126,526)
Change in unrealized appreciation on investments
and foreign currency translation	2,700,039	183,849
Net increase in net assets resulting from operations	3,899,514	50,906

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,308,152	8,917,355
Shares issued to holders in reinvestment of distributions	582,584	—
Cost of shares redeemed	(1,065,485)	(1,119,965)
Redemption fees (Note 9)	965	515
Net increase in net assets resulting
from capital share transactions	12,826,216	7,797,905

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	(645,449)	—
Total Distributions	(645,449)	—

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	(22,310)	—
Total Distributions	(22,310)	—

TOTAL INCREASE IN NET ASSETS	16,057,971	7,848,811

NET ASSETS:
Beginning of period	7,848,811	—
End of period (including accumulated
undistributed net investment income (loss)
of $(228) and $(1,827), respectively)	$23,906,782	$7,848,811

^	Inception was the close of business on April 15, 2016.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2017		2016		2015		2014		2013
Per Share Data:
Net asset value, beginning of year	$15.80		$14.99		$15.57		$15.00		$11.52
Income from investment operations:
Net investment loss	(0.03	)(1)	(0.02	)(1)	(0.03	)(1)	(0.03	)(1)	(0.01)
Net realized and unrealized
gains (losses) on investments	4.28		0.83		(0.53)		0.76		3.80
Total from investment operations	4.25		0.81		(0.56)		0.73		3.79
Less distributions:
Distributions from net realized gains	(0.89)		—		(0.02)		(0.16)		(0.31)
Total distributions	(0.89)		—		(0.02)		(0.16)		(0.31)
Net asset value, end of year	$19.16		$15.80		$14.99		$15.57		$15.00
Total return	26.88%		5.40%		(3.59)%		4.85%		32.90%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,279.6		$1,105.1		$1,035.0		$910.9		$286.1
Ratio of expenses to average net assets	0.83%		0.82%		0.80%		0.85%		0.85%
Ratio of expenses to average
net assets (before waivers)	0.83%		0.82%		0.80%		0.87%		0.87%
Ratio of net investment loss
to average net assets	(0.17)%		(0.14)%		(0.18)%		(0.17)%		(0.04)%
Ratio of net investment loss to
average net assets (before waivers)	(0.17)%		(0.14)%		(0.18)%		(0.19)%		(0.06)%
Portfolio turnover rate(2)	44.5%		57.2%		52.8%		37.3%		36.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2017		2016		2015		2014		2013
Per Share Data:
Net asset value, beginning of year	$15.10		$14.36		$14.96		$14.45		$11.13
Income from investment operations:
Net investment loss	(0.07	)(1)	(0.06	)(1)	(0.06	)(1)	(0.06	)(1)	(0.03)
Net realized and unrealized
gains (losses) on investments	4.09		0.80		(0.52)		0.73		3.66
Total from investment operations	4.02		0.74		(0.58)		0.67		3.63
Less distributions:
Distributions from net realized gains	(0.89)		—		(0.02)		(0.16)		(0.31)
Total distributions	(0.89)		—		(0.02)		(0.16)		(0.31)
Net asset value, end of year	$18.23		$15.10		$14.36		$14.96		$14.45
Total return	26.61%		5.08%		(3.80)%		4.62%		32.62%
Supplemental data and ratios:
Net assets, end of year (millions)	$111.4		$137.2		$184.1		$205.4		$143.1
Ratio of expenses to average net assets	1.08%		1.07%		1.05%		1.10%		1.10%
Ratio of expenses to average
net assets (before waivers)	1.08%		1.07%		1.05%		1.12%		1.12%
Ratio of net investment loss
to average net assets	(0.42)%		(0.39)%		(0.43)%		(0.42)%		(0.29)%
Ratio of net investment loss to
average net assets (before waivers)	(0.42)%		(0.39)%		(0.43)%		(0.44)%		(0.31)%
Portfolio turnover rate(2)	44.5%		57.2%		52.8%		37.3%		36.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

			Period Ended
	Year Ended December 31,		December 31,
	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.29	$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.07	0.13	0.02
Net realized and unrealized gains (losses) on investments	2.14	0.72	(0.49)
Total from investment operations	2.21	0.85	(0.47)
Less distributions:
Distributions from net investment income	(0.07)	(0.08)	(0.01)
Distributions from net realized gains	0.00 (3)	—	—
Total distributions	(0.07)	(0.08)	(0.01)
Net asset value, end of period	$12.43	$10.29	$9.52
Total return	21.48%	8.91%	(4.66	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$16.9	$11.9	$4.7
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(5)
Ratio of expenses to average net assets (before waivers)	1.91%	2.86%	6.88	%(5)
Ratio of net investment income to average net assets	0.62%	1.35%	1.96	%(5)
Ratio of net investment loss
to average net assets (before waivers)	(0.34)%	(0.56)%	(3.97	)%(5)
Portfolio turnover rate(6)	60.4%	38.3%	14.7	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

			Period Ended
	Year Ended December 31,		December 31,
	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.28	$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.04	0.11	0.01
Net realized and unrealized gains (losses) on investments	2.13	0.71	(0.48)
Total from investment operations	2.17	0.82	(0.47)
Less distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.01)
Distributions from net realized gains	0.00 (3)	—	—
Total distributions	(0.05)	(0.06)	(0.01)
Net asset value, end of period	$12.40	$10.28	$9.52
Total return	21.08%	8.64%	(4.67	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$86.1	$53.2	$19.0
Ratio of expenses to average net assets	1.20%	1.20%	1.20	%(5)
Ratio of expenses to average net assets (before waivers)	2.16%	3.11%	7.13	%(5)
Ratio of net investment income to average net assets	0.37%	1.10%	1.71	%(5)
Ratio of net investment loss
to average net assets (before waivers)	(0.59)%	(0.81)%	(4.22	)%(5)
Portfolio turnover rate(6)	60.4%	38.3%	14.7	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$14.83	$13.03	$13.82	$14.01	$10.20
Income from investment operations:
Net investment income(1)	0.09	0.21	0.11	0.05	0.07
Net realized and unrealized
gains (losses) on investments	2.59	1.76	(0.82)	0.01	3.99
Total from investment operations	2.68	1.97	(0.71)	0.06	4.06
Less distributions:
Distributions from
net investment income	(0.09)	(0.17)	(0.08)	(0.05)	(0.05)
Distributions from net realized gains	(0.43)	—	—	(0.20)	(0.20)
Total distributions	(0.52)	(0.17)	(0.08)	(0.25)	(0.25)
Net asset value, end of year	$16.99	$14.83	$13.03	$13.82	$14.01
Total return	18.05%	15.11%	(5.11)%	0.42%	39.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$33.6	$28.2	$23.1	$23.5	$19.0
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.35%	1.43%	1.51%	1.55%	2.02%
Ratio of net investment income
to average net assets	0.61%	1.58%	0.79%	0.36%	0.71%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.26%	1.15%	0.28%	(0.19)%	(0.31)%
Portfolio turnover rate(2)	29.9%	48.9%	42.1%	41.9%	36.9%

(1)	Calculated using average shares outstanding during the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of year	$14.81	$12.99	$13.78	$13.98	$10.19
Income from investment operations:
Net investment income(1)	0.06	0.18	0.07	0.02	0.04
Net realized and unrealized
gains (losses) on investments	2.58	1.75	(0.81)	0.00 (2)	3.99
Total from investment operations	2.64	1.93	(0.74)	0.02	4.03
Less distributions:
Distributions from
net investment income	(0.05)	(0.11)	(0.05)	(0.02)	(0.04)
Distributions from net realized gains	(0.43)	—	—	(0.20)	(0.20)
Total distributions	(0.48)	(0.11)	(0.05)	(0.22)	(0.24)
Net asset value, end of year	$16.97	$14.81	$12.99	$13.78	$13.98
Total return	17.78%	14.84%	(5.37)%	0.13%	39.58%
Supplemental data and ratios:
Net assets, end of year (millions)	$2.6	$2.6	$2.0	$2.1	$1.1
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average
net assets (before waivers)	1.60%	1.68%	1.76%	1.80%	2.27%
Ratio of net investment income
to average net assets	0.36%	1.33%	0.54%	0.11%	0.46%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.01%	0.90%	0.03%	(0.44)%	(0.56)%
Portfolio turnover rate(3)	29.9%	48.9%	42.1%	41.9%	36.9%

(1)	Calculated using average shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2017	December 31, 2016(1)
Per Share Data:
Net asset value, beginning of period	$9.57	$10.00
Income from investment operations:
Net investment income(2)	0.04	0.00	(3)
Net realized and unrealized gains (losses) on investments	3.41	(0.43)
Total from investment operations	3.45	(0.43)
Less distributions:
Distributions from net investment income	(0.02)	—
Distributions from net realized gains	(0.41)	—
Total distributions	(0.43)	—
Paid in capital from redemption fees	0.00 (3)	—
Net asset value, end of period	$12.59	$9.57
Total return	36.11%	(4.30	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$74.2	$14.8
Ratio of expenses to average net assets	0.95%	0.95	%(5)
Ratio of expenses to average net assets (before waivers)	1.20%	2.32	%(5)
Ratio of net investment income to average net assets	0.30%	0.06	%(5)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.05%	(1.31	)%(5)
Portfolio turnover rate(6)	71.0%	72.6	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

	Year Ended		Period Ended
	December 31, 2017		December 31, 2016(1)
Per Share Data:
Net asset value, beginning of period	$9.56		$10.00
Income from investment operations:
Net investment income (loss)(2)	0.01		(0.01)
Net realized and unrealized gains (losses) on
investments and foreign currency translations	3.41		(0.44)
Total from investment operations	3.42		(0.45)
Less distributions:
Distributions from net investment income	(0.00	)(3)	—
Distributions from net realized gains	(0.41)		—
Total distributions	(0.41)		0.01
Paid in capital from redemption fees	0.00	(3)	0.01
Net asset value, end of period	$12.57		$9.56
Total return	35.86%		(4.40	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$1.6		$0.3
Ratio of expenses to average net assets	1.20%		1.20	%(5)
Ratio of expenses to average net assets (before waivers)	1.45%		2.58	%(5)
Ratio of net investment loss to average net assets	0.05%		(0.19	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(0.20)%		(1.57	)%(5)
Portfolio turnover rate(6)	71.0%		72.6	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2017	December 31, 2016(1)
Per Share Data:
Net asset value, beginning of period	$10.09	$10.00
Income from investment operations:
Net investment loss(2)	(0.04)	(0.01)
Net realized and unrealized gain on investments	3.85	0.10
Total from investment operations	3.81	0.09
Less distributions:
Distributions from net realized gains	(0.47)	—
Total distributions	(0.47)	—
Paid in capital from redemption fees	0.00 (3)	—
Net asset value, end of period	$13.43	$10.09
Total return	37.75%	0.90	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$23.2	$7.6
Ratio of expenses to average net assets	0.95%	0.95	%(5)
Ratio of expenses to average net assets (before waivers)	2.26%	3.65	%(5)
Ratio of net investment loss to average net assets	(0.30)%	(0.16	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(1.61)%	(2.86	)%(5)
Portfolio turnover rate(6)	61.0%	69.4	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

	Year Ended		Period Ended
	December 31, 2017		December 31, 2016(1)
Per Share Data:
Net asset value, beginning of period	$10.08		$10.00
Income from investment operations:
Net investment loss(2)	(0.07)		(0.03)
Net realized and unrealized gain on investments	3.83		0.11
Total from investment operations	3.76		0.08
Less distributions:
Distributions from net realized gains	(0.47)		—
Total distributions	(0.47)		—
Paid in capital from redemption fees	(0.00	)(3)	(0.00	)(3)
Net asset value, end of period	$13.37		$10.08
Total return	37.29%		0.80	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$0.7		$0.2
Ratio of expenses to average net assets	1.20%		1.20	%(5)
Ratio of expenses to average net assets (before waivers)	2.51%		3.90	%(5)
Ratio of net investment loss to average net assets	(0.55)%		(0.41	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(1.86)%		(3.11	)%(5)
Portfolio turnover rate(6)	61.0%		69.4	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2017

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird MidCap Fund, the Baird Small/Mid Cap Value Fund, the Baird SmallCap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), five of the fourteen series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Baird MidCap Fund commenced with the sale of both Institutional and Investor Class Shares on December 29, 2000.  The Baird Small/Mid Cap Value Fund commenced with the sale of both Institutional and Investor Class Shares on November 30, 2015.  The Baird SmallCap Value Fund commenced with the sale of both Institutional and Investor Class Shares on May 1, 2012.  The Chautauqua International Growth Fund and the Chautauqua Global Growth Fund commenced with the sale of both Institutional and Investor Class Shares on April 18, 2016.  Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 8.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term capital appreciation through investments in equity securities of small- to mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term capital appreciation through investments in equity securities of small-capitalization companies.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalization.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2017, shareholders affiliated with the Advisor held 4% of the Institutional Class shares of the Baird MidCap Fund, 62% of the Institutional Class shares of the Baird Small/Mid Cap Value Fund, 55% of the Institutional Class shares of the Baird SmallCap Value Fund, 17% of the Institutional Class shares of the Chautauqua International Growth Fund, and 52% of the Institutional Class shares of the Chautauqua Global Growth Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the Securities Exchange Commission (the “SEC”) require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service, does not provide a price), the Board of Directors (the “Board”)

Notes to the Financial Statements
December 31, 2017

2.	Significant Accounting Policies (cont.)

of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”). Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

b)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign

Notes to the Financial Statements
December 31, 2017

2.	Significant Accounting Policies (cont.)

companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on investments and foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of assets and liabilities resulting from exchange rates.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017, or for any other tax years which are open for exam.  As of December 31, 2017, open tax years include the tax years ended December 31, 2014 through 2017.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.

e)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Notes to the Financial Statements
December 31, 2017

2.	Significant Accounting Policies (cont.)
h)
Securities Transactions and Investment Income – Net realized gains and losses on sales of securities are computed using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird MidCap Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	18,813,638	$334,054,013	26,778,042	$402,275,627
Shares issued to shareholder
in reinvestment of distributions	2,234,984	42,822,289	—	—
Shares redeemed	(24,239,199)	(440,804,306)	(25,858,100)	(391,750,978)
Net increase/decrease	(3,190,577)	$(63,928,004)	919,942	$10,524,649
Shares Outstanding:
Beginning of year	69,960,995		69,041,053
End of year	66,770,418		69,960,995

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	894,614	$15,297,009	2,530,062	$37,367,882
Shares issued to shareholder
in reinvestment of distributions	280,580	5,114,970	—	—
Shares redeemed	(4,149,619)	(70,262,281)	(6,261,572)	(88,154,671)
Net decrease	(2,974,425)	$(49,850,302)	(3,731,510)	$(50,786,789)
Shares Outstanding:
Beginning of year	9,085,850		12,817,360
End of year	6,111,425		9,085,850

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird Small/Mid Cap Value Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	603,626	$6,750,704	703,038	$6,800,150
Shares issued to shareholder
in reinvestment of distributions	6,045	75,148	7,655	79,070
Shares redeemed	(410,676)	(4,379,094)	(48,230)	(481,696)
Net increase	198,995	$2,446,758	662,463	$6,397,524
Shares Outstanding:
Beginning of year	1,157,769		495,306
End of year	1,356,764		1,157,769

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,201	$47,991	3,475	$33,547
Shares issued to shareholder
in reinvestment of distributions	22	275	25	259
Shares redeemed	(2,457)	(26,837)	(327)	(3,304)
Net increase	1,766	$21,429	3,173	$30,502
Shares Outstanding:
Beginning of year	5,176		2,003
End of year	6,942		5,176

Baird SmallCap Value Fund
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	264,962	$4,207,425	343,811	$4,541,684
Shares issued to shareholder
in reinvestment of distributions	49,706	844,993	18,682	278,550
Shares redeemed	(238,354)	(3,638,071)	(234,905)	(3,089,099)
Net increase	76,314	$1,414,347	127,588	$1,731,135
Shares Outstanding:
Beginning of year	1,903,267		1,775,679
End of year	1,979,581		1,903,267

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Baird SmallCap Value Fund (cont.)
	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,963	$151,216	35,989	$494,202
Shares issued to shareholder
in reinvestment of distributions	2,005	34,043	594	8,842
Shares redeemed	(36,704)	(565,404)	(12,322)	(168,347)
Net increase/decrease	(24,736)	$(380,145)	24,261	$334,697
Shares Outstanding:
Beginning of year	177,163		152,902
End of year	152,427		177,163

Chautauqua International Growth Fund
	Year Ended		Period Ended
	December 31, 2017		December 31, 2016^
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold(1)	4,943,182	$53,609,498	1,592,858	$15,788,874
Shares issued to shareholder
in reinvestment of distributions	180,405	2,258,668	—	—
Shares redeemed	(783,790)	(9,147,273)	(41,185)	(410,212)
Redemption fees	—	10,830	—	1,548
Net increase	4,339,797	$46,731,723	1,551,673	$15,380,210
Shares Outstanding:
Beginning of period	1,551,673		—
End of period	5,891,470		1,551,673

(1)
In the first quarter of 2017, the Chautauqua International Growth Fund satisfied a purchase in kind request made by a large shareholder by transferring cash and securities into the Fund in the amount of $23,394,877 in exchange for 2,269,144 shares of the Fund. The transfer was effected in accordance with policies and procedures approved by the Board.

	Year Ended		Period Ended
	December 31, 2017		December 31, 2016^
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	96,790	$1,117,480	35,224	$357,174
Shares issued to shareholder
in reinvestment of distributions	3,874	48,395	—	—
Shares redeemed	(4,458)	(48,607)	(2,676)	(26,111)
Redemption fees		454		167
Net increase	96,206	$1,117,722	32,548	$331,230
Shares Outstanding:
Beginning of period	32,548		—
End of period	128,754		32,548

^	Inception was the close of business on April 15, 2016.

Notes to the Financial Statements
December 31, 2017

3.	Capital Share Transactions (cont.)

Chautauqua Global Growth Fund
	Year Ended		Period Ended
	December 31, 2017		December 31, 2016^
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,014,140	$12,886,555	867,491	$8,702,754
Shares issued to shareholder
in reinvestment of distributions	41,625	560,274	—	—
Shares redeemed	(82,794)	(1,020,496)	(109,796)	(1,104,703)
Redemption fees	—	965	—	515
Net increase	972,971	$12,427,298	757,695	$7,598,566
Shares Outstanding:
Beginning of period	757,695		—
End of period	1,730,666		757,695

	Year Ended		Period Ended
	December 31, 2017		December 31, 2016^
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	32,048	$421,597	21,505	$214,601
Shares issued to shareholder
in reinvestment of distributions	1,663	22,310	—	—
Shares redeemed	(3,723)	(44,989)	(1,516)	(15,262)
Redemption fees	—	—	—	—
Net increase	29,988	$398,918	19,989	$199,339
Shares Outstanding:
Beginning of period	19,989		—
End of period	49,977		19,989

^	Inception was the close of business on April 15, 2016.

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird	Chautauqua	Chautauqua
	MidCap	Small/Mid Cap	SmallCap	International	Global
	Fund	Value Fund	Value Fund	Growth Fund	Growth Fund
Purchases:	$586,374,384	$8,263,174	$9,191,162	$54,227,156	$15,090,404
Sales:	$766,367,178	$7,883,920	$9,922,116	$36,460,744	$7,639,505

The Funds did not purchase or sell U.S. Government Securities during the year ended December 31, 2017.

Notes to the Financial Statements
December 31, 2017

4.	Investment Transactions and Income Tax Information (cont.)

At December 31, 2017, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird	Baird
	MidCap	Small/Mid Cap	SmallCap
	Fund	Value Fund	Value Fund
Cost of Investments	$1,012,274,915	$12,142,653	$25,131,162
Gross unrealized appreciation	388,650,149	3,332,895	10,190,654
Gross unrealized depreciation	(15,035,989)	(258,026)	(650,498)
Net unrealized appreciation	$373,614,160	$3,074,869	$9,540,156
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	13,747,560	6,978	777,852
Total distributable earnings	$13,747,560	$6,978	$777,852
Other accumulated gains (losses)	—	—	—
Total accumulated earnings	$387,361,720	$3,081,847	$10,318,008

		Chautauqua	Chautauqua
		International	Global
		Growth Fund	Growth Fund
Cost of Investments		$63,188,605	$17,490,144
Gross unrealized appreciation		12,442,708	3,255,314
Gross unrealized depreciation		(1,606,172)	(460,604)
Net unrealized appreciation		$10,836,536	$2,794,710
Undistributed ordinary income		1,294,423	254,613
Undistributed long-term capital gain		127,086	248,688
Total distributable earnings		$1,421,509	$503,301
Other accumulated gains (losses)		646	(1,540)
Total accumulated earnings		$12,258,691	$3,296,471

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes and non-deductible expenses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2017, the following table shows the reclassifications made:

Notes to the Financial Statements
December 31, 2017

4.	Investment Transactions and Income Tax Information (cont.)

		Accumulated
	Undistributed Net	Undistributed Net
	Investment Income (Loss)	Realized Gain (Loss)	Paid In Capital
Baird MidCap Fund	$2,569,252	$(6,095,028)	$3,525,776
Baird Small/ Mid Cap Value Fund	(414)	414	—
Baird SmallCap Value Fund	1,116	(1,116)	—
Chautauqua International
Growth Fund	(27,470)	27,470	—
Chautauqua Global Growth Fund	41,867	(41,867)	—

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2017, the Chautauqua Global Growth Fund elected to defer capital losses occurring between November 1, 2017 and December 31, 2017 in the amount of $228. For the year ended December 31, 2017, the Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund used short-term capital loss carryovers in the amount of $61,629,145, $439,022, $305,728, $111,476 and $15,500, respectively.

During the year ended December 31, 2017, the Funds paid the following distributions:

	Ordinary Income Dividends	Long Term Capital Gains
Baird MidCap Fund	$—	$62,460,185
Baird Small/Mid Cap Value Fund	81,498	3,764
Baird SmallCap Value Fund	181,120	841,810
Chautauqua International Growth Fund	2,196,544	271,045
Chautauqua Global Growth Fund	483,916	183,843

During the year ended December 31, 2016, the Funds paid the following distributions:

Ordinary Income Dividends
Baird Mid Cap Value Fund	$—
Baird Small/Mid Cap Value Fund	90,369
Baird SmallCap Value Fund	340,056
Chautauqua International Growth Fund	—
Chautauqua Global Growth Fund	—

5.	Investment Advisory and Other Agreements

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% for the Baird MidCap Fund, 0.80% for the Baird Small/Mid Cap Value Fund, 0.85% for the Baird SmallCap Value Fund, 0.80% for the Chautauqua International Growth Fund and 0.80% for the Chautauqua Global Growth Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2017, and through April 30, 2019, for the Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

Notes to the Financial Statements
December 31, 2017

5.	Investment Advisory and Other Agreements (cont.)

	Institutional Class Shares	Investor Class Shares
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Value Fund	0.95%	1.20%
Baird SmallCap Value Fund	1.00%	1.25%
Chautauqua International Growth Fund	0.95%	1.20%
Chautauqua Global Growth Fund	0.95%	1.20%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2017	2016	2015
Reimbursed/Absorbed Expenses Subject
to be Recovered by Advisor Until:	2020	2019	2018
Baird Small/MidCap Value Fund	$129,251	$156,332	$ 23,659*
Baird SmallCap Value Fund	$110,672	$116,311	$131,370
Chautauqua International Growth Fund	$137,404	$ 95,476	N/A
Chautauqua Global Growth Fund	$170,958	$102,142	N/A

* Period from close of business on November 30, 2015 (inception date) through December 31, 2015.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2017 for the Funds.

6.	Securities Lending

During the year ended December 31, 2017, each Fund was permitted to lend up to one-third of its total assets (including such loans) to borrowers under terms of a securities lending program administered by the Funds’ custodian and an affiliate of USBFS, the Funds’ transfer agent and administrator. A securities lending agreement requires that loans be collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities (105% for foreign securities) at the time of the loan, plus accrued interest.

Participating Funds receive compensation in the form of fees and earned interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Participating Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral gets invested in a securities lending trust. Interest income earned by participating Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) would be reflected in the participating Funds’ statements of operations.

As of and for the year ended December 31, 2017, the Funds did not participate in securities lending activities, although they may do so again in the future.

Notes to the Financial Statements
December 31, 2017

7.	Line of Credit

The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the Funds a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured for any period during which U.S. Bank is an affiliate of the Funds.  At all other times, the LOC is secured by the assets of the Funds. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or $500,000,000 of total borrowings for all Funds, whichever is less. U.S. Bank charges interest at U.S. Bank’s Prime Rate less 2%. The LOC matures on May 27, 2018, unless renewed. The Funds have authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments. For the year ended December 31, 2017, the Chautauqua International Growth Fund incurred $22 in interest charges, on the average daily loan balance and weighted average borrowing rate of $3,997 and 2.13%, respectively. The largest borrowing by the Fund for the year occurred on August 11, 2017 in the amount of $535,000. As of December 31, 2017, the Prime Rate was 4.50%. The Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund and Chautauqua Global Growth Fund did not borrow from the LOC during the year.

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund incurred $298,392, $161, $6,426, $2,186 and $796, respectively, in fees pursuant to the Plan during the year ended December 31, 2017.

9.	Redemption Fees

A redemption fee of 2.00% will be assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis.  The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  For the year ended December 31, 2017, the Chautauqua International Growth Fund and Chautauqua Global Growth Fund charged redemption fees of $11,284 and $965, respectively.  The Baird MidCap Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund do not charge redemption fees.

10.	Subsequent Event

Following G. Frederick Kasten, Jr.’s retirement from the Board on December 31, 2017, David J. Lubar was appointed as a member of the Board effective January 1, 2018 to fill the vacancy. Additionally, the Board appointed Marlyn J. Spear and Frederick P. Stratton, Jr., both Independent Directors, as Chair of the Board and Chair of the Nominating Committee, respectively, effective January 1, 2018. The Board also appointed John W. Feldt, an Independent Director, to serve as Chair of the Audit Committee in place of Ms. Spear following completion of the 2017 audit, effective February 28, 2018.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund,  Chautauqua International Growth Fund, and Chautauqua Global Growth Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
March 1, 2018

Directors & Officers
As of January 1, 2018 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  75

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

David J. Lubar

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2018
Age:  63

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  President and CEO, Lubar & Co., a private investment firm.

Number of Portfolios in Complex Overseen by Director: 14

Other Directorships Held by Director: None.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  78

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor; Director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC (1987-2012).

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  64

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, (July 1989-February 2017)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio), since 1995.

Directors & Officers
As of January 1, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Cory L. Nettles*

Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  47

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016)

Number of Portfolios in Complex Overseen by Director:  14

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  61

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  64

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  45

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (March 2014-June 2014); Chief Compliance Officer, RIAs US, BMO Financial Group (January 2013-March 2014); Chief Compliance Officer, Institutional RIAs, BMO Financial Group (March 2012-January 2013); Vice President, BMO Harris Bank, N.A. (July 2011-March 2014); Chief Compliance Officer, Taplin, Canida & Habacht, LLC (December 2008-March 2014); Chief Compliance Officer and Vice President, M&I Investment Management Corp. (June 2006-May 2012); Assistant Secretary, M&I Investment Management Corp. (April 2010-May 2012); Vice President, Marshall & Ilsley Trust Company N.A. (June 2006-August 2012).

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  46

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor since December 2013; Senior Business Analyst, Stein’s Garden & Home, a family-owned garden center and home goods retailer (July 2012-December 2013); Senior Vice President, the Advisor (September 2007-June 2012); Controller, the Advisor (April 1997-September 2007).

Directors & Officers
As of January 1, 2018 (Unaudited) (Continued)

Interested Directors and Officers

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  54

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Associate General Counsel, the Advisor (July 2005-December 2012)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  54

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor, since March 2012;  Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996-March 2012)

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  41

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015); Senior Vice President, the Advisor (January 2011-January 2013); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  43

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014; Senior Vice President, the Advisor (January 2014-June 2014); First Vice President, the Advisor (September 2010 to December 2013)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his previous association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 17 and August 24, 2017 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird MidCap, Baird Small/Mid Cap Value, Baird SmallCap Value, Chautauqua International Growth and Chautauqua Global Growth Funds (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 24, 2017 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board, including the Independent Directors, from the Advisor (including the Advisor’s Form ADV Part 1, brochures and brochure supplements, annual report and financial information), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2017, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.  The Advisor had also provided Morningstar data comparing certain Funds’ fees and expenses to peer funds identified by the Advisor.

The Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response at the August 17, 2017 special meeting and discussed various questions and information with the President of the Funds at the August 17, 2017 meeting and during executive session earlier in the meeting.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience and credentials of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the consistency and continuity of the portfolio management teams for the Funds and noted that the Advisor has added resources in support of the Funds, including investments in personnel, technology, research and trading.  The Board noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board also considered the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, as well as the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2017 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board also considered composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the performance of the Institutional Class of the MidCap Fund exceeded the benchmark and Lipper peer group average for the one-year, ten-year and since-inception periods but trailed the benchmark index and peer group average for the three-year and five-year periods. The Board noted that the performance of the Institutional Class of the SmallCap Value Fund and Small/Mid Cap Value Fund trailed the Lipper peer group average and benchmark index for all applicable periods.  The Board considered the reasons for the Funds’ underperformance as discussed by the Advisor.

The Board considered the available performance of the Chautauqua Funds since they were launched in 2016, noting that the Institutional Class of the International Growth Fund trailed the benchmark and Lipper peer group average for the one-year and since-inception periods and the Institutional Class of the Global Growth Fund exceeded the benchmark index and Lipper peer group average for the one-year and since-inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that the advisory fee for the MidCap Fund was slightly above the Morningstar average, the advisory fee for the Small/Mid Cap Value Fund was in line with the Morningstar average, the advisory fee for the SmallCap Value Fund was slightly above the Morningstar average, the advisory fee for the International Growth Fund was in line with the Morningstar average and the advisory fee for the Global Growth Fund was above the Morningstar average.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and noted that the advisory fee paid by the MidCap Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account.  With respect to the Small/Mid Cap Value and SmallCap Value Funds, the Fund’s advisory fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  With respect to the International Growth and Global Growth Funds, the Fund’s advisory fee was 10 basis points (or 0.10%) less than what the Advisor charges on the first $50 million of a separately managed account.

The Board considered the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program, including employment of the Funds’ Chief Compliance Officer and other compliance staff, and various other services.  The Board noted that the Advisor maintains

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

subadvisory arrangements with other unaffiliated equity mutual funds as well as two private limited partnerships managed in strategies similar to the International Growth Fund and the Global Growth Fund, but did not consider the subadvisory fee to be a material factor given the difference in services provided by the Advisor.

The Board also examined the total expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to all other mutual funds in its Morningstar category.  The Board noted that the total expense ratio for each Fund was in line with the Morningstar category average.  With respect to the MidCap Fund, the total expense ratio has gone down due to the growth in Fund assets.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor has waived fees for each of the Funds under the expense cap agreement, other than the MidCap Fund (due to its expense ratio being reduced below the expense cap).

The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal, finance and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Board recognized that the Advisor has committed to waive fees and/or reimburse expenses for the Funds pursuant to the expense cap agreement.  Other than the MidCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund.  With respect to the MidCap Fund, the Fund has shared economies of scale with shareholders by virtue of the reduced expense ratio.  In addition, the Board noted that the Fund compares favorably with other funds in its Morningstar category in terms of expenses.  The Directors concluded that the absence of breakpoints in the management fee for the MidCap Fund is reasonable at this time.

The Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients.  The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the MidCap Fund.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision making process.  The Board also noted that the Distributor and its financial advisors receive 12b-1 payments for selling Investor Class shares of the Funds.  The Board noted that the Advisor’s asset management business may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird Small/Mid Cap Value Fund	100%
Baird SmallCap Value Fund	100%
Chautauqua International Growth Fund	29.38%
Chautauqua Global Growth Fund	16.53%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was as follows:

Baird Small/Mid Cap Value Fund	100%
Baird SmallCap Value Fund	100%
Chautauqua International Growth Fund	1.11%
Chautauqua Global Growth Fund	1.94%

Other Tax Information

For the fiscal year ended December 31, 2017, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Chautauqua International Growth Fund	94.42%
Chautauqua Global Growth Fund	100.00%

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Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant amended its code of ethics during the period covered by this report.  The amendments added ministerial changes to clarify that covered persons are required to be accountable for adherence to the code, to adhere to a high standard of business ethics and to be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.  The amendments also include additional examples of conflicts of interest that should be discussed with the ethics compliance officer. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, beginning with the period covered by this report and Grant Thornton LLP (“GT”) for the fiscal year ended December 31 2016.  The aggregate fees billed for professional services by Cohen and  GT during the last two fiscal years were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$190,000	$183,568
Audit-Related Fees
Tax Fees All Other Fees	$58,500	$63,536

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s and GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2017.  During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen or GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of Cohen’s and GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of Cohen and GT.

During the fiscal year ended December 31, 2016 GT served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and had rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2016 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged RWB $341,694 in 2016 for such non-audit services.  None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the fiscal year ended December 31, 2016, GT had also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant.  The audit committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates was compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund and Baird Core Intermediate Municipal Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.000%, 05/15/2018	$58,200,000	$58,118,156
1.250%, 12/15/2018	57,000,000	56,701,641
		114,819,797	21.3%
Corporate Bonds
Industrials
Abbott Laboratories,
2.000%, 09/15/2018	2,217,000	2,216,518
AbbVie, Inc.,
1.800%, 05/14/2018	3,500,000	3,498,287
Actavis Funding SCS:
2.350%, 03/12/2018(1)	2,001,000	2,002,585
2.804%, 03/12/2020 (3 Month LIBOR USD + 1.260%)(1)(3)	1,500,000	1,521,716
Alimentation Couche-Tard, Inc.,
2.074%, 12/13/2019 (3 Month LIBOR USD + 0.500%)(1)(2)(3)	3,500,000	3,502,131
Allergan, Inc.,
1.350%, 03/15/2018	650,000	649,178
American Honda Finance Corp.,
2.271%, 02/22/2019 (3 Month LIBOR USD + 0.830%)(3)	200,000	201,549
Anheuser-Busch InBev Finance, Inc.,
1.777%, 02/01/2019 (3 Month LIBOR USD + 0.400%)(3)	1,165,000	1,168,211
AT&T, Inc.:
1.750%, 01/15/2018	675,000	674,809
5.500%, 02/01/2018	765,000	767,191
5.600%, 05/15/2018	1,000,000	1,013,565
2.372%, 11/27/2018 (3 Month LIBOR USD + 0.910%)(3)	400,000	402,389
2.375%, 11/27/2018	2,000,000	2,006,130
2.623%, 06/30/2020 (3 Month LIBOR USD + 0.930%)(3)	1,000,000	1,011,934
Baxalta, Inc.,
2.438%, 06/22/2018 (3 Month LIBOR USD + 0.780%)(3)	1,550,000	1,553,253
British Telecommunications PLC,
5.950%, 01/15/2018(1)	1,280,000	1,281,713
Canadian Natural Resources Ltd.,
5.900%, 02/01/2018(1)	1,000,000	1,003,467
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.127%, 05/01/2020 (3 Month LIBOR USD + 0.750%)(2)(3)	1,500,000	1,513,576
Columbia Pipeline Group, Inc.,
2.450%, 06/01/2018	2,088,000	2,089,234
CVS Health Corp.:
1.900%, 07/20/2018	3,700,000	3,698,885
2.250%, 12/05/2018	700,000	700,928
Deutsche Telekom International Finance BV,
1.933%, 01/17/2020 (3 Month LIBOR USD + 0.580%)(1)(2)(3)	2,000,000	2,005,161
Dollar General Corp.,
1.875%, 04/15/2018	1,500,000	1,499,132
EI du Pont de Nemours & Co.,
1.907%, 05/01/2020 (3 Month LIBOR USD + 0.530%)(3)	5,000,000	5,031,404
Enbridge Energy Partners LP,
6.500%, 04/15/2018	4,000,000	4,053,008
Energy Transfer Partners LP,
2.500%, 06/15/2018	2,000,000	2,002,981
ERAC USA Finance LLC,
2.800%, 11/01/2018(2)	4,325,000	4,345,370
Federal Express Corp. Pass Through Trust,
2.625%, 01/15/2018(2)	57,680	57,781
Fidelity National Information Services, Inc.,
2.850%, 10/15/2018	1,900,000	1,911,531
Ford Motor Credit Co. LLC:
5.000%, 05/15/2018	2,328,000	2,351,697
2.339%, 06/12/2020 (3 Month LIBOR USD + 0.790%)(3)	2,000,000	2,013,097
Fresenius Medical Care US Finance II, Inc.,
6.500%, 09/15/2018(2)	3,000,000	3,093,327
General Motors Financial Co., Inc.:
2.400%, 04/10/2018	2,000,000	2,002,487
2.853%, 05/09/2019 (3 Month LIBOR USD + 1.450%)(3)	2,000,000	2,027,166
Glencore Funding LLC,
2.719%, 01/15/2019 (3 Month LIBOR USD + 1.360%)(2)(3)	2,000,000	2,016,760
Harris Corp.,
1.999%, 04/27/2018	4,000,000	3,995,820
Hewlett Packard Enterprise Co.:
2.850%, 10/05/2018	1,800,000	1,808,675
3.273%, 10/05/2018 (3 Month LIBOR USD + 1.930%)(3)	1,000,000	1,012,764
HP, Inc.,
2.299%, 01/14/2019 (3 Month LIBOR USD + 0.940%)(3)	737,000	739,672
Hyundai Capital America, Inc.,
2.493%, 04/03/2020 (3 Month LIBOR USD + 0.800%)(2)(3)	3,000,000	2,995,551
Ingersoll-Rand Global Holding Co. Ltd.,
6.875%, 08/15/2018	570,000	586,509
Kinder Morgan Energy Partners LP,
5.950%, 02/15/2018	500,000	502,325
Kinder Morgan Finance Co. LLC,
6.000%, 01/15/2018(2)	3,725,000	3,731,549
Laboratory Corp. of America Holdings,
2.500%, 11/01/2018	2,000,000	2,006,137
Lockheed Martin Corp.,
1.850%, 11/23/2018	4,000,000	3,995,118
Martin Marietta Materials, Inc.,
2.125%, 12/20/2019 (3 Month LIBOR USD + 0.500%)(3)	4,500,000	4,507,330
Medco Health Solutions, Inc.,
7.125%, 03/15/2018	3,308,000	3,341,433
Medtronic, Inc.,
2.388%, 03/15/2020 (3 Month LIBOR USD + 0.800%)(3)	750,000	759,272
Mondelez International, Inc.,
1.897%, 02/01/2019 (3 Month LIBOR USD + 0.520%)(3)	500,000	501,220
Monsanto Co.,
5.125%, 04/15/2018	1,100,000	1,109,500
Mylan, Inc.,
2.600%, 06/24/2018	4,000,000	4,006,646
Nabors Industries, Inc.,
6.150%, 02/15/2018	1,998,000	2,002,995
NBCUniversal Enterprise, Inc.,
1.662%, 04/15/2018(2)	804,000	803,622
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.875%, 07/17/2018(2)	245,000	246,058
Pentair Finance SA,
2.900%, 09/15/2018(1)	3,957,000	3,972,570
Phillips 66,
2.109%, 04/15/2020 (3 Month LIBOR USD + 0.750%)(2)(3)	3,000,000	3,003,163
Qualcomm, Inc.:
1.886%, 05/20/2020 (3 Month LIBOR USD + 0.450%)(3)	2,000,000	2,000,856
1.986%, 05/20/2020 (3 Month LIBOR USD + 0.550%)(3)	1,500,000	1,503,470
Republic Services, Inc.,
3.800%, 05/15/2018	4,000,000	4,027,655
Rogers Communications, Inc.,
6.800%, 08/15/2018(1)	3,200,000	3,294,011
Roper Technologies, Inc.,
2.050%, 10/01/2018	3,573,000	3,572,623
RPM International, Inc.,
6.500%, 02/15/2018	2,750,000	2,764,161
Seagate HDD Cayman,
3.750%, 11/15/2018(1)	3,000,000	3,043,500
Telecom Italia Capital SA,
6.999%, 06/04/2018(1)	2,434,000	2,478,907
Telefonica Emisiones SAU,
3.192%, 04/27/2018(1)	1,950,000	1,956,926
Teva Pharmaceutical Finance Netherlands III BV,
1.400%, 07/20/2018(1)	4,500,000	4,470,042
Thermo Fisher Scientific, Inc.,
2.150%, 12/14/2018	4,000,000	4,005,492
Total Capital International SA,
1.963%, 06/19/2019 (3 Month LIBOR USD + 0.350%)(1)(3)	250,000	250,833
Toyota Motor Credit Corp.,
1.677%, 01/12/2018 (3 Month LIBOR USD + 0.320%)(3)	900,000	900,045
TransCanada PipeLines Ltd.:
2.147%, 01/12/2018 (3 Month LIBOR USD + 0.790%)(1)(3)	1,500,000	1,500,163
3.125%, 01/15/2019(1)	1,000,000	1,009,142
Vodafone Group PLC:
1.500%, 02/19/2018(1)	2,100,000	2,098,429
4.625%, 07/15/2018(1)	1,775,000	1,799,451
Zimmer Biomet Holdings, Inc.,
2.000%, 04/01/2018	2,543,000	2,543,923
		155,735,709	28.9%
Utilities
Duke Energy Corp.,
2.100%, 06/15/2018	1,700,000	1,700,472
National Rural Utilities Cooperative Finance Corp.,
10.375%, 11/01/2018	4,000,000	4,273,297
PSEG Power LLC,
2.450%, 11/15/2018	3,000,000	3,007,581
Sempra Energy,
6.150%, 06/15/2018	2,100,000	2,139,002
The Southern Co.,
1.550%, 07/01/2018	1,775,000	1,771,401
Tri-State Pass Through Trust,
6.040%, 01/31/2018(2)	19,325	19,379
United Utilities PLC,
4.550%, 06/19/2018(1)	750,000	757,090
		13,668,222	2.5%

Financials
ABN AMRO Bank NV,
1.994%, 01/18/2019 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	4,500,000	4,518,585
American Express Co.,
7.000%, 03/19/2018	370,000	373,963
Australia and New Zealand Banking Group Ltd.,
1.799%, 01/16/2018 (3 Month LIBOR USD + 0.440%)(1)(2)(3)	1,000,000	1,000,105
Bank of America Corp.,
6.875%, 04/25/2018	3,000,000	3,045,832
Bank of Montreal:
1.950%, 04/09/2018 (3 Month LIBOR USD + 0.600%)(1)(3)	1,095,000	1,096,358
1.800%, 07/31/2018(1)	1,575,000	1,574,091
The Bank of New York Mellon Corp.,
1.937%, 08/01/2018 (3 Month LIBOR USD + 0.560%)(3)	1,000,000	1,002,350
Bank of Nova Scotia,
2.050%, 10/30/2018(1)	3,500,000	3,503,487
Barclays PLC,
2.000%, 03/16/2018(1)	3,900,000	3,900,023
BB&T Corp.,
2.037%, 02/01/2019 (3 Month LIBOR USD + 0.660%)(3)	880,000	884,590
BPCE SA,
1.625%, 01/26/2018(1)	3,000,000	2,999,100
Caisse Centrale Desjardins,
2.043%, 01/29/2018 (3 Month LIBOR USD + 0.670%)(1)(2)(3)	1,000,000	1,000,208
Capital One Financial Corp.,
2.173%, 05/12/2020 (3 Month LIBOR USD + 0.760%)(3)	1,700,000	1,707,807
Capital One NA,
2.071%, 02/05/2018 (3 Month LIBOR USD + 0.680%)(3)	500,000	500,001
Citigroup, Inc.,
1.700%, 04/27/2018	3,000,000	2,997,014
Citizens Bank NA,
2.027%, 03/02/2020 (3 Month LIBOR USD + 0.540%)(3)	2,000,000	2,003,921
CNA Financial Corp.,
6.950%, 01/15/2018	1,000,000	1,001,562
Commonwealth Bank of Australia:
1.949%, 03/12/2018 (3 Month LIBOR USD + 0.400%)(1)(2)(3)	1,000,000	1,000,341
2.500%, 09/20/2018(1)	500,000	501,695
Cooperatieve Rabobank UA,
2.250%, 01/14/2019(1)	1,000,000	1,001,075
Credit Agricole SA:
2.125%, 04/17/2018(1)(2)	2,000,000	2,001,204
2.506%, 06/10/2020 (3 Month LIBOR USD + 0.970%)(1)(2)(3)	1,000,000	1,014,222
Credit Suisse AG:
1.750%, 01/29/2018(1)	1,700,000	1,700,013
2.054%, 04/27/2018 (3 Month LIBOR USD + 0.680%)(1)(3)	1,000,000	1,001,467
Deutsche Bank AG:
1.875%, 02/13/2018(1)	1,200,000	1,199,820
2.093%, 02/13/2018 (3 Month LIBOR USD + 0.680%)(1)(3)	1,000,000	1,000,010
2.804%, 01/18/2019 (3 Month LIBOR USD + 1.450%)(1)(3)	1,000,000	1,009,235
Discover Bank,
2.000%, 02/21/2018	2,500,000	2,500,173
Fifth Third Bank,
2.300%, 03/15/2019	1,380,000	1,381,044
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	2,500,000	2,526,311
2.516%, 11/15/2018 (3 Month LIBOR USD + 1.100%)(3)	1,285,000	1,292,951
HSBC USA, Inc.:
2.162%, 08/07/2018 (3 Month LIBOR USD + 0.770%)(3)	1,000,000	1,003,235
2.023%, 11/13/2019 (3 Month LIBOR USD + 0.610%)(3)	250,000	251,414
The Huntington National Bank:
1.700%, 02/26/2018	2,300,000	2,299,098
2.000%, 06/30/2018	1,360,000	1,360,510
ING Bank NV:
2.000%, 11/26/2018(1)(2)	1,400,000	1,399,297
2.788%, 03/22/2019 (3 Month LIBOR USD + 1.130%)(1)(2)(3)	800,000	809,196
Jefferies Group LLC,
5.125%, 04/13/2018	3,250,000	3,276,647
JPMorgan Chase & Co.:
2.008%, 01/28/2019 (3 Month LIBOR USD + 0.630%)(3)	250,000	251,162
2.318%, 01/23/2020 (3 Month LIBOR USD + 0.960%)(3)	1,000,000	1,013,353
KEB Hana Bank,
2.059%, 04/05/2020 (3 Month LIBOR USD + 0.730%)(1)(2)(3)	3,000,000	2,996,970
LeasePlan Corp. NV,
2.500%, 05/16/2018(1)(2)	4,000,000	4,000,467
MetLife, Inc.,
6.817%, 08/15/2018	105,000	108,078
Mizuho Bank Ltd.:
2.315%, 03/26/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	1,350,000	1,351,481
2.553%, 10/20/2018 (3 Month LIBOR USD + 1.190%)(1)(2)(3)	500,000	503,623
Mizuho Financial Group, Inc.,
2.837%, 04/12/2021 (3 Month LIBOR USD + 1.480%)(1)(2)(3)	1,500,000	1,537,237
Morgan Stanley:
2.083%, 01/05/2018 (3 Month LIBOR USD + 0.740%)(3)	500,000	500,012
6.625%, 04/01/2018	2,000,000	2,021,911
2.215%, 01/24/2019 (3 Month LIBOR USD + 0.850%)(3)	250,000	251,303
2.514%, 01/27/2020 (3 Month LIBOR USD + 1.140%)(3)	500,000	507,205
MUFG Union Bank NA,
2.625%, 09/26/2018	2,418,000	2,426,215
National Bank of Canada,
2.109%, 06/12/2020 (3 Month LIBOR USD + 0.560%)(1)(3)	4,000,000	4,026,150
Nordea Bank AB,
2.313%, 09/30/2019 (3 Month LIBOR USD + 0.620%)(1)(2)(3)	1,500,000	1,510,676
PNC Bank NA,
2.200%, 01/28/2019	2,240,000	2,240,682
Regions Bank,
7.500%, 05/15/2018	1,724,000	1,758,522
Reliance Standard Life Global Funding II,
2.150%, 10/15/2018(2)	1,500,000	1,501,236
Santander Holdings USA, Inc.,
3.450%, 08/27/2018	425,000	427,852
Skandinaviska Enskilda Banken AB,
2.375%, 11/20/2018(1)(2)	3,000,000	3,005,769
Societe Generale SA,
2.775%, 10/01/2018 (3 Month LIBOR USD + 1.080%)(1)(3)	1,500,000	1,510,490
Standard Chartered PLC,
1.993%, 04/17/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	1,200,000	1,201,284
Sumitomo Mitsui Banking Corp.:
1.939%, 01/16/2018 (3 Month LIBOR USD + 0.580%)(1)(3)	300,000	300,024
2.103%, 07/23/2018 (3 Month LIBOR USD + 0.740%)(1)(3)	1,350,000	1,353,979
2.027%, 10/19/2018 (3 Month LIBOR USD + 0.670%)(1)(3)	1,000,000	1,003,687
Sumitomo Mitsui Trust Bank Ltd,
2.018%, 03/06/2019 (3 Month LIBOR USD + 0.510%)(1)(2)(3)	2,000,000	2,003,274
Svenska Handelsbanken AB,
2.090%, 06/17/2019 (3 Month LIBOR USD + 0.490%)(1)(3)	850,000	854,127
Synchrony Financial:
2.600%, 01/15/2019	2,400,000	2,404,540
2.615%, 02/03/2020 (3 Month LIBOR USD + 1.230%)(3)	1,000,000	1,014,073
The Toronto-Dominion Bank,
1.951%, 11/05/2019 (3 Month LIBOR USD + 0.560%)(1)(3)	1,200,000	1,207,645
UBS AG:
2.375%, 03/26/2018 (3 Month LIBOR USD + 0.700%)(1)(3)	1,000,000	1,001,428
5.750%, 04/25/2018(1)	1,000,000	1,012,264
UBS Group Funding Switzerland AG,
3.115%, 09/24/2020 (3 Month LIBOR USD + 1.440%)(1)(2)(3)	500,000	511,052
UnitedHealth Group, Inc.,
6.000%, 02/15/2018	1,724,000	1,732,504
Voya Financial, Inc.,
2.900%, 02/15/2018	1,750,000	1,751,709
Wells Fargo & Co.,
2.058%, 01/30/2020 (3 Month LIBOR USD + 0.680%)(3)	1,000,000	1,008,272
Westpac Banking Corp.:
1.892%, 05/25/2018 (3 Month LIBOR USD + 0.430%)(1)(3)	1,500,000	1,501,615
4.625%, 06/01/2018(1)	1,838,000	1,860,860
		117,810,686	21.8%
Total Corporate Bonds		287,214,617	53.2%

Taxable Municipal Bonds
Iowa Higher Education Loan Authority,
2.000%, 12/01/2018 (Callable 06/01/2018)	1,000,000	999,170
Louisiana Public Facilities Authority,
1.838%, 12/15/2018	515,000	514,001
		1,513,171	0.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal National Mortgage Association (FNMA):
5.000%, 12/01/2019	98,056	99,823
4.500%, 04/01/2020	175,726	178,449
5.000%, 04/01/2020	186,403	190,149
		468,421	0.1%

Non-U.S. Government Agency Issues
Aames Mortgage Investment Trust,
Series 2006-1, Class A3, 1.872%, 04/25/2036 (1 Month LIBOR USD + 0.320%)(3)	297,520	297,620
Accredited Mortgage Loan Trust,
Series 2005-4, Class A2D, 1.872%, 12/25/2035 (1 Month LIBOR USD + 0.320%)(3)	452,243	450,654
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A1B1, 1.742%, 02/25/2036 (1 Month LIBOR USD + 0.190%)(3)	151,538	151,545
Series 2006-HE1, Class A1A, 1.752%, 02/25/2036 (1 Month LIBOR USD + 0.200%)(3)	7,088	7,088
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 2.332%, 02/25/2035 (1 Month LIBOR USD + 0.780%)(3)	2,543,833	2,546,713
Series 2006-NC1, Class A3, 1.762%, 01/25/2036 (1 Month LIBOR USD + 0.210%)(3)	1,832,539	1,830,409
Series 2006-RFC1, Class A3, 1.702%, 05/25/2036 (1 Month LIBOR USD + 0.150%)(3)	636,019	634,876
Series 2007-HE1, Class A2, 1.702%, 06/25/2037 (1 Month LIBOR USD + 0.150%)(3)	1,785,559	1,766,204
Citigroup Mortgage Loan Trust, Inc.:
Series 2007-WFH2, Class A4, 1.902%, 03/25/2037 (1 Month LIBOR USD + 0.350%)(3)	2,015,793	2,008,498
Series 2007-AMC4, Class A2C, 1.722%, 05/25/2037 (1 Month LIBOR USD + 0.170%)(3)	613,247	608,039
Countrywide Asset-Backed Certificates,
Series 2006-BC4, Class 2A2, 1.712%, 11/25/2036 (1 Month LIBOR USD + 0.160%)(3)	1,425,420	1,414,938
CWABS Asset-Backed Certificates Trust,
Series 2006-14, Class 2A2, 1.702%, 02/25/2037 (1 Month LIBOR USD + 0.150%)(3)	1,746,936	1,738,818
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A2, 1.742%, 03/25/2036 (1 Month LIBOR USD + 0.190%)(3)	2,627,767	2,624,656
GSAMP Trust,
Series 2006-HE4, Class A2C, 1.702%, 06/25/2036 (1 Month LIBOR USD + 0.150%)(3)	676,915	670,020
Home Equity Asset Trust:
Series 2006-2, Class 2A4, 1.862%, 05/25/2036 (1 Month LIBOR USD + 0.310%)(2)(3)	2,938,710	2,935,788
Series 2006-3, Class 1A1, 1.752%, 07/25/2036 (1 Month LIBOR USD + 0.200%)(3)	1,582,726	1,579,870
Series 2007-2, Class 2A2, 1.737%, 07/25/2037 (1 Month LIBOR USD + 0.190%)(3)	598,208	596,512
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3, 1.722%, 05/25/2037 (1 Month LIBOR USD + 0.170%)(3)	197,265	197,123
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-NC1, Class A4, 1.498%, 04/25/2036 (1 Month LIBOR USD + 0.170%)(3)	344,253	344,124
Long Beach Mortgage Loan Trust:
Series 2005-WL2, Class M1, 2.257%, 08/25/2035 (1 Month LIBOR USD + 0.710%)(3)	328,005	330,375
Series 2006-WL2, Class 2A3, 1.752%, 01/25/2036 (1 Month LIBOR USD + 0.200%)(3)	13,707	13,657
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	54,402	55,125
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.002%, 09/25/2035 (1 Month LIBOR USD + 0.450%)(3)	246,184	246,572
RASC Series Trust:
Series 2005-KS9, Class M2, 1.982%, 10/25/2035 (1 Month LIBOR USD + 0.430%)(3)	2,361,040	2,361,583
Series 2006-KS1, Class A4, 1.852%, 02/25/2036 (1 Month LIBOR USD + 0.300%)(3)	31,700	31,711
Series 2006-KS8, Class A3, 1.712%, 10/25/2036 (1 Month LIBOR USD + 0.160%)(3)	843,367	842,098
Saxon Asset Securities Trust,
Series 2006-1, Class A2C, 1.872%, 03/25/2036 (1 Month LIBOR USD + 0.320%)(3)	266,690	266,225
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.812%, 12/25/2035 (1 Month LIBOR USD + 0.260%)(3)	253,866	253,807
Series 2006-2, Class A4, 1.822%, 03/25/2036 (1 Month LIBOR USD + 0.270%)(3)	15,759	15,759
Series 2006-OPT2, Class A3, 1.732%, 05/25/2036 (1 Month LIBOR USD + 0.180%)(3)	2,313,812	2,302,094
		29,122,501	5.4%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2015-M1, Class ASQ2, 1.626%, 02/25/2018	103,267	103,142
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K702, Class A2, 3.154%, 02/25/2018	1,249,091	1,248,192
Series K008, Class A1, 2.746%, 12/25/2019	533,111	536,891
Series K009, Class A1, 2.757%, 05/25/2020	481,212	483,409
		2,371,634	0.4%
Other Asset Backed Securities
Ally Auto Receivables Trust:
Series 2014-2, Class A3, 1.250%, 04/15/2019	66,972	66,959
Series 2014-1, Class A4, 1.530%, 04/15/2019	647,916	647,839
Series 2015-1, Class A3, 1.390%, 09/16/2019	648,493	647,930
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 1.910%, 04/15/2026(2)	1,800,000	1,795,990
Bank of The West Auto Trust,
Series 2014-1, Class A4, 1.650%, 03/16/2020(2)	3,158,264	3,156,661
Barclays Dryrock Issuance Trust,
Series 2015-2, Class A, 1.560%, 03/15/2021	3,000,000	2,997,702
California Republic Auto Receivables Trust,
Series 2015-3, Class A3, 1.620%, 11/15/2019	691,145	690,986
Capital Auto Receivables Asset Trust,
Series 2016-3, Class A2A, 1.360%, 04/22/2019	101,143	101,112
Carmax Auto Owner Trust:
Series 2014-3, Class A3, 1.160%, 06/17/2019	228,239	228,130
Series 2014-4, Class A3, 1.250%, 11/15/2019	269,353	269,039
Chase Issuance Trust,
Series 2013-A1, Class A1, 1.300%, 02/18/2020	4,135,000	4,132,672
Chesapeake Funding II LLC,
Series 2016-2A, Class A1, 1.880%, 06/15/2028(2)	3,962,419	3,954,872
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A2, 1.360%, 01/15/2020(2)	1,280,624	1,279,140
Citibank Credit Card Issuance Trust:
Series 2008-A1, Class A1, 5.350%, 02/07/2020	4,500,000	4,516,265
Series 2014-A8, Class A8, 1.730%, 04/09/2020	4,000,000	4,000,000
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030(4)	414,608	438,493
Dell Equipment Finance Trust,
Series 2017-2, Class A2A, 1.970%, 02/24/2020(2)	2,600,000	2,594,811
Enterprise Fleet Financing LLC,
Series 2015-2, Class A2, 1.590%, 02/22/2021(2)	1,429,634	1,428,421
First National Master Note Trust,
Series 2017-1, Class A, 1.877%, 04/18/2022 (1 Month LIBOR USD + 0.400%)(3)	4,150,000	4,156,922
Ford Credit Auto Owner Trust,
Series 2015-B, Class A3, 1.160%, 11/15/2019	1,602,703	1,599,526
GM Financial Automobile Leasing Trust:
Series 2015-2, Class A3, 1.680%, 12/20/2018	755,305	755,162
Series 2016-3, Class A2A, 1.350%, 02/20/2019	1,465,098	1,463,614
Series 2017-1A, Class A2A, 1.510%, 03/16/2020(2)	4,761,581	4,754,374
Harley-Davidson Motorcycle Trust:
Series 2014-1, Class A3, 1.100%, 09/15/2019	37,172	37,161
Series 2015-2, Class A3, 1.300%, 03/16/2020	791,959	791,135
Series 2015-1, Class A3, 1.410%, 06/15/2020	773,226	771,970
Honda Auto Receivables Owner Trust:
Series 2016-1, Class A3, 1.220%, 12/18/2019	361,881	360,533
Series 2015-1, Class A4, 1.320%, 11/16/2020	1,890,000	1,888,555
Hyundai Auto Lease Securitization Trust:
Series 2016-A, Class A3, 1.600%, 07/15/2019(2)	2,800,543	2,799,253
Series 2015-B, Class A4, 1.660%, 07/15/2019(2)	1,800,000	1,799,535
Kubota Credit Owner Trust,
Series 2015-1A, Class A3, 1.540%, 03/15/2019(2)	312,571	312,353
Master Credit Card Trust II,
Series 2016-1A, Class A, 2.261%, 09/23/2019 (1 Month LIBOR USD + 0.750%)(1)(2)(3)	1,050,000	1,051,642
Mercedes Benz Auto Lease Trust,
Series 2015-B, Class A4, 1.530%, 05/17/2021	2,881,034	2,880,195
Mercedes-Benz Auto Receivables Trust,
Series 2015-1, Class A3, 1.340%, 12/16/2019	1,861,725	1,857,538
MMAF Equipment Finance LLC:
Series 2016-AA, Class A2, 1.390%, 12/17/2018(2)	1,690,186	1,688,985
Series 2013-AA, Class A4, 1.680%, 05/11/2020(2)	2,974,340	2,973,297
Series 2014-AA, Class A4, 1.590%, 02/08/2022(2)	2,400,000	2,391,076
Nissan Auto Lease Trust,
Series 2017-A, Class A2A, 1.640%, 09/16/2019	3,625,000	3,615,854
Nissan Auto Receivables Owner Trust:
Series 2015-C, Class A3, 1.370%, 05/15/2020	2,513,861	2,505,832
Series 2017-B, Class A2A, 1.560%, 05/15/2020	3,250,000	3,240,545
Series 2016-C, Class A3, 1.180%, 01/15/2021	2,925,000	2,894,893
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024(2)	8,456	8,458
Santander Retail Auto Lease Trust,
Series 2017-A, Class A2A, 2.020%, 03/20/2020(2)	4,000,000	3,993,255
Springleaf Funding Trust,
Series 2015-AA, Class A, 3.160%, 11/15/2024(2)	1,625,000	1,631,453
Toyota Auto Receivables Owner Trust:
Series 2015-A, Class A3, 1.120%, 02/15/2019	148,437	148,326
Series 2017-C, Class A2A, 1.580%, 07/15/2020	2,535,000	2,527,325
Verizon Owner Trust,
Series 2016-1A, Class A, 1.420%, 01/20/2021(2)	2,084,000	2,070,312
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.230%, 08/15/2022	5,000,000	5,009,232
Series 2012-A, Class A, 3.140%, 01/17/2023	440,000	445,375
		95,370,708	17.7%
Total Long-Term Investments (Cost $530,932,399)		530,880,849	98.4%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	5,520,721	5,520,721
Total Short-Term Investment (Cost $5,520,721)		5,520,721	1.0%
Total Investments (Cost $536,453,120)		536,401,570	99.4%
Other Assets in Excess of Liabilities		3,145,626	0.6%
TOTAL NET ASSETS		$539,547,196	100.0%

Notes to Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $102,819,331, which represents 19.06% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$114,819,797	$–	$114,819,797
Corporate Bonds	–	287,214,617	–	287,214,617
Taxable Municipal Bonds	–	1,513,171	–	1,513,171
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	468,421	–	468,421
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	29,122,501	–	29,122,501
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	2,371,634	–	2,371,634
Other Asset Backed Securities	–	95,370,708	–	95,370,708
Total Long-Term Investments	–	530,880,849	–	530,880,849
Short-Term Investment
Money Market Mutual Fund	5,520,721	–	–	5,520,721
Total Short-Term Investment	5,520,721	–	–	5,520,721
Total Investments	$5,520,721	$530,880,849	$–	$536,401,570

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.625%, 08/31/2019	$162,750,000	$162,088,828
1.375%, 08/31/2020	836,075,000	823,860,463
1.125%, 09/30/2021	173,000,000	166,924,726
		1,152,874,017	20.8%
Other Government Related Securities
CNOOC Finance Ltd.,
1.750%, 05/09/2018(1)	1,000,000	997,919
Electricite de France SA,
4.600%, 01/27/2020(1)(2)	2,926,000	3,062,641
Japan Bank for International Cooperation,
2.125%, 07/21/2020(1)	20,900,000	20,740,353
The Korea Development Bank,
3.000%, 03/17/2019(1)	2,475,000	2,484,092
Korea Hydro & Nuclear Power Co. Ltd.,
2.875%, 10/02/2018(1)(2)	3,000,000	3,002,373
Nexen Energy ULC,
6.200%, 07/30/2019(1)	2,065,000	2,166,982
Petroleos Mexicanos:
5.500%, 02/04/2019(1)	3,200,000	3,307,040
8.000%, 05/03/2019(1)	11,800,000	12,602,400
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020(1)(2)	8,000,000	7,957,812
Sinopec Group Overseas Development [2016] Ltd.:
2.125%, 05/03/2019(1)(2)	7,000,000	6,952,526
1.750%, 09/29/2019(1)(2)	2,375,000	2,336,513
Sinopec Group Overseas Development [2017] Ltd.,
2.375%, 04/12/2020(1)(2)	10,125,000	10,040,790
		75,651,441	1.4%
Corporate Bonds
Industrials
21st Century Fox America, Inc.,
6.900%, 03/01/2019	10,950,000	11,525,215
A.P. Meoller - Maersk A/S,
2.550%, 09/22/2019(1)(2)	4,550,000	4,553,596
Abbott Laboratories:
2.350%, 11/22/2019	14,125,000	14,140,362
4.125%, 05/27/2020	480,000	498,294
AbbVie, Inc.,
1.800%, 05/14/2018	11,950,000	11,944,153
Actavis Funding SCS:
2.450%, 06/15/2019(1)	3,000,000	2,999,955
2.804%, 03/12/2020 (3 Month LIBOR USD + 1.260%)(1)(3)	1,000,000	1,014,477
3.000%, 03/12/2020(1)	3,900,000	3,935,086
Amgen, Inc.,
5.700%, 02/01/2019	10,000,000	10,379,545
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,970,000	3,184,376
Anglo American Capital PLC:
9.375%, 04/08/2019(1)(2)	5,260,000	5,703,598
3.625%, 05/14/2020(1)(2)	5,000,000	5,090,307
4.125%, 04/15/2021(1)(2)	10,000,000	10,279,600
Anheuser-Busch InBev Finance, Inc.,
1.900%, 02/01/2019	11,425,000	11,401,311
Anheuser-Busch InBev Worldwide, Inc.,
7.750%, 01/15/2019	6,000,000	6,336,673
AT&T, Inc.:
5.800%, 02/15/2019	3,000,000	3,113,203
2.300%, 03/11/2019	9,682,000	9,692,348
2.623%, 06/30/2020 (3 Month LIBOR USD + 0.930%)(3)	4,000,000	4,047,737
2.800%, 02/17/2021	11,025,000	11,073,802
Baxalta, Inc.:
2.000%, 06/22/2018	9,200,000	9,197,868
2.438%, 06/22/2018 (3 Month LIBOR USD + 0.780%)(3)	3,500,000	3,507,345
Becton Dickinson and Co.:
2.404%, 06/05/2020	10,350,000	10,293,866
3.125%, 11/08/2021	1,000,000	1,008,432
Bemis Co., Inc.,
6.800%, 08/01/2019	9,075,000	9,681,550
Boardwalk Pipelines LP,
5.750%, 09/15/2019	10,750,000	11,267,999
Boston Scientific Corp.,
2.650%, 10/01/2018	7,077,000	7,104,930
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
2.375%, 01/15/2020(2)	27,000,000	26,817,403
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	10,255,000	11,108,994
3.500%, 11/24/2020	6,900,000	7,043,944
Cardinal Health, Inc.,
1.948%, 06/14/2019	14,700,000	14,609,611
Carlisle Cos, Inc.,
5.125%, 12/15/2020	2,950,000	3,134,786
Cenovus Energy, Inc.,
5.700%, 10/15/2019(1)	20,000,000	21,036,000
Charter Communications Operating LLC,
3.579%, 07/23/2020	3,000,000	3,055,923
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.127%, 05/01/2020 (3 Month LIBOR USD + 0.750%)(2)(3)	5,050,000	5,095,707
CK Hutchison International Ltd.,
2.250%, 09/29/2020(1)(2)	20,000,000	19,805,385
CNH Industrial Capital LLC:
3.375%, 07/15/2019	921,000	927,908
4.375%, 11/06/2020	9,810,000	10,177,875
3.875%, 10/15/2021	9,560,000	9,727,682
Coca-Cola FEMSA SAB de CV,
2.375%, 11/26/2018(1)	1,798,000	1,802,347
Columbia Pipeline Group, Inc.:
2.450%, 06/01/2018	9,900,000	9,905,852
3.300%, 06/01/2020	6,575,000	6,668,911
Conagra Brands, Inc.,
1.857%, 10/09/2020 (3 Month LIBOR USD + 0.500%)(3)	20,000,000	20,031,800
Crane Co.,
2.750%, 12/15/2018	7,585,000	7,618,979
CVS Health Corp.:
2.800%, 07/20/2020	6,725,000	6,753,014
2.125%, 06/01/2021	5,000,000	4,879,544
Daimler Finance North America LLC:
1.907%, 03/02/2018 (3 Month LIBOR USD + 0.420%)(2)(3)	750,000	750,105
2.237%, 08/01/2018 (3 Month LIBOR USD + 0.860%)(2)(3)	2,000,000	2,007,525
1.500%, 07/05/2019(2)	5,700,000	5,633,317
2.200%, 05/05/2020(2)	5,000,000	4,971,609
Deutsche Telekom International Finance BV:
6.750%, 08/20/2018(1)	3,900,000	4,013,904
1.933%, 01/17/2020 (3 Month LIBOR USD + 0.580%)(1)(2)(3)	8,000,000	8,020,645
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019(2)	19,135,000	19,374,712
4.420%, 06/15/2021(2)	9,000,000	9,378,173
Discovery Communications LLC,
2.200%, 09/20/2019	10,000,000	9,953,796
The Dow Chemical Co.,
8.550%, 05/15/2019	14,777,000	16,006,149
DXC Technology Co.:
2.875%, 03/27/2020	23,714,000	23,829,358
2.431%, 03/01/2021 (3 Month LIBOR USD + 0.950%)(3)	2,000,000	2,004,894
4.450%, 09/18/2022	3,000,000	3,157,388
Ecolab, Inc.,
2.000%, 01/14/2019	14,250,000	14,226,340
El du Pont de Nemours & Co.,
2.200%, 05/01/2020	5,000,000	4,995,593
Enable Midstream Partners LP,
2.400%, 05/15/2019	3,000,000	2,982,787
Enbridge Energy Partners LP,
4.375%, 10/15/2020	9,805,000	10,218,252
Energy Transfer Partners LP:
2.500%, 06/15/2018	4,000,000	4,005,963
9.700%, 03/15/2019	6,994,000	7,569,537
4.150%, 10/01/2020	12,500,000	12,908,079
Enterprise Products Operating LLC:
6.650%, 04/15/2018	5,000,000	5,064,934
1.650%, 05/07/2018	2,000,000	1,997,332
EQT Corp.,
2.500%, 10/01/2020	15,000,000	14,895,444
ERAC USA Finance LLC,
2.350%, 10/15/2019(2)	19,000,000	18,945,781
Express Scripts Holding Co.:
2.250%, 06/15/2019	2,157,000	2,153,515
2.600%, 11/30/2020	14,425,000	14,411,673
3.300%, 02/25/2021	5,000,000	5,078,473
Federal Express Corp. Pass Through Trust:
2.625%, 01/15/2018(2)	162,830	163,114
6.845%, 01/15/2019	1,290,976	1,316,795
FedEx Corp.,
2.300%, 02/01/2020	2,000,000	1,999,770
Fidelity National Information Services, Inc.:
2.000%, 04/15/2018	2,295,000	2,295,520
2.850%, 10/15/2018	11,640,000	11,710,644
3.625%, 10/15/2020	1,673,000	1,718,963
Fiserv, Inc.,
2.700%, 06/01/2020	3,500,000	3,521,866
FMC Corp.,
5.200%, 12/15/2019	4,496,000	4,688,607
Ford Motor Credit Co. LLC:
2.021%, 05/03/2019	7,000,000	6,968,265
1.897%, 08/12/2019	10,000,000	9,924,724
2.681%, 01/09/2020	5,000,000	5,012,062
3.200%, 01/15/2021	4,505,000	4,568,056
Fortive Corp.,
1.800%, 06/15/2019	4,650,000	4,616,434
Fresenius Medical Care US Finance II, Inc.:
6.500%, 09/15/2018(2)	1,750,000	1,804,441
4.125%, 10/15/2020(2)	19,325,000	19,904,750
Fresenius Medical Care US Finance, Inc.,
5.750%, 02/15/2021(2)	4,782,000	5,173,741
General Motors Financial Co., Inc.:
3.100%, 01/15/2019	2,825,000	2,840,120
2.400%, 05/09/2019	4,000,000	4,000,970
2.650%, 04/13/2020	3,425,000	3,425,723
2.192%, 08/07/2020 (3 Month LIBOR USD + 0.800%)(3)	7,000,000	7,041,918
3.700%, 11/24/2020	1,409,000	1,446,455
4.200%, 03/01/2021	1,215,000	1,263,545
3.200%, 07/06/2021	8,500,000	8,582,968
Georgia-Pacific LLC:
2.539%, 11/15/2019(2)	8,750,000	8,781,563
5.400%, 11/01/2020(2)	9,968,000	10,750,663
Gilead Sciences, Inc.,
2.550%, 09/01/2020	5,000,000	5,044,431
Glencore Funding LLC:
2.500%, 01/15/2019(2)	600,000	600,390
2.719%, 01/15/2019 (3 Month LIBOR USD + 1.360%)(2)(3)	6,395,000	6,448,590
3.125%, 04/29/2019(2)	5,154,000	5,190,377
Grupo Bimbo SAB de CV,
4.875%, 06/30/2020(1)(2)	1,800,000	1,904,707
Harris Corp.:
1.999%, 04/27/2018	17,030,000	17,012,202
2.700%, 04/27/2020	1,000,000	1,004,020
HCA, Inc.,
6.500%, 02/15/2020	17,000,000	18,020,000
Hewlett Packard Enterprise Co.:
2.850%, 10/05/2018	16,000,000	16,077,107
3.273%, 10/05/2018 (3 Month LIBOR USD + 1.930%)(3)	9,000,000	9,114,880
2.100%, 10/04/2019(2)	5,000,000	4,965,777
HP, Inc.:
2.299%, 01/14/2019 (3 Month LIBOR USD + 0.940%)(3)	5,700,000	5,720,664
4.375%, 09/15/2021	3,000,000	3,157,796
4.650%, 12/09/2021	16,417,000	17,449,838
Hyundai Capital America:
2.400%, 10/30/2018(2)	8,125,000	8,117,152
2.500%, 03/18/2019(2)	3,000,000	2,992,697
1.750%, 09/27/2019(2)	5,000,000	4,904,760
2.750%, 09/18/2020(2)	10,000,000	9,928,679
Hyundai Capital Services, Inc.,
1.625%, 08/30/2019(1)(2)	1,455,000	1,423,722
Ingersoll-Rand Global Holding Co. Ltd.:
6.875%, 08/15/2018	7,751,000	7,975,489
2.875%, 01/15/2019	10,153,000	10,204,993
The JM Smucker Co.:
1.750%, 03/15/2018	2,550,000	2,550,786
2.500%, 03/15/2020	2,725,000	2,731,722
Keysight Technologies, Inc.,
3.300%, 10/30/2019	28,625,000	28,895,854
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	2,692,000	2,873,987
6.500%, 04/01/2020	16,320,000	17,604,771
Kinder Morgan, Inc.,
7.250%, 06/01/2018	1,710,000	1,746,020
Kraft Heinz Foods Co.:
2.000%, 07/02/2018	10,000,000	9,999,700
5.375%, 02/10/2020	2,250,000	2,383,868
1.980%, 02/10/2021 (3 Month LIBOR USD + 0.570%)(3)	15,000,000	15,037,686
Laboratory Corp. of America Holdings:
2.500%, 11/01/2018	12,050,000	12,086,977
2.625%, 02/01/2020	2,000,000	2,005,266
LyondellBasell Industries NV,
5.000%, 04/15/2019(1)	2,260,000	2,320,403
Marathon Petroleum Corp.:
2.700%, 12/14/2018	14,100,000	14,150,649
3.400%, 12/15/2020	15,000,000	15,326,921
Martin Marietta Materials, Inc.:
2.125%, 12/20/2019 (3 Month LIBOR USD + 0.500%)(3)	1,250,000	1,252,036
2.096%, 05/22/2020 (3 Month LIBOR USD + 0.650%)(3)	5,400,000	5,428,733
Masco Corp.:
7.125%, 03/15/2020	40,000	43,617
3.500%, 04/01/2021	3,881,000	3,941,738
McDonald's Corp.,
2.100%, 12/07/2018	9,500,000	9,509,702
McKesson Corp.,
7.500%, 02/15/2019	10,890,000	11,503,472
Medtronic, Inc.,
2.388%, 03/15/2020 (3 Month LIBOR USD + 0.800%)(3)	2,250,000	2,277,817
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	25,115,000	25,120,490
Mondelez International Holdings Netherlands BV,
1.625%, 10/28/2019(1)(2)	9,750,000	9,609,296
Mondelez International, Inc.,
1.897%, 02/01/2019 (3 Month LIBOR USD + 0.520%)(3)	9,337,000	9,359,777
Motiva Enterprises LLC,
5.750%, 01/15/2020(2)	10,500,000	11,089,152
Mylan NV:
3.000%, 12/15/2018(1)	14,095,000	14,170,370
2.500%, 06/07/2019(1)	7,000,000	6,992,764
3.150%, 06/15/2021(1)	3,000,000	3,016,748
Mylan, Inc.:
2.600%, 06/24/2018	1,150,000	1,151,911
2.550%, 03/28/2019	5,000,000	5,000,105
NetApp, Inc.,
2.000%, 09/27/2019	5,000,000	4,961,263
Newell Brands, Inc.:
2.600%, 03/29/2019	798,000	800,726
3.150%, 04/01/2021	24,283,000	24,554,672
Nissan Motor Acceptance Corp.:
2.650%, 09/26/2018(2)	4,760,000	4,778,061
2.150%, 07/13/2020(2)	20,000,000	19,847,231
2.150%, 09/28/2020(2)	4,300,000	4,264,458
Noble Holding International Ltd.,
5.750%, 03/16/2018(1)	1,848,000	1,852,620
Norfolk Southern Railway Co.,
9.750%, 06/15/2020	2,000,000	2,332,766
Northern Border Pipeline Co.,
7.500%, 09/15/2021	4,500,000	5,113,259
NXP BV / NXP Funding LLC,
3.750%, 06/01/2018(1)(2)	18,215,000	18,324,290
ONEOK Partners LP,
8.625%, 03/01/2019	1,500,000	1,601,051
Pentair Finance SA:
2.900%, 09/15/2018(1)	15,195,000	15,254,791
2.650%, 12/01/2019(1)	8,868,000	8,829,627
Perrigo Finance Unlimited Co.:
3.500%, 03/15/2021(1)	3,138,000	3,184,695
3.500%, 12/15/2021(1)	2,401,000	2,445,147
Petrofac Ltd.,
3.400%, 10/10/2018(1)(2)	20,050,000	19,849,500
Phillips 66 Partners LP,
2.646%, 02/15/2020	2,000,000	1,999,961
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	1,015,385
Potash Corp of Saskatchewan, Inc.:
6.500%, 05/15/2019(1)	13,500,000	14,195,866
4.875%, 03/30/2020(1)	13,000,000	13,610,981
Republic Services, Inc.:
3.800%, 05/15/2018	20,175,000	20,314,484
5.500%, 09/15/2019	6,446,000	6,778,485
Rogers Communications, Inc.,
6.800%, 08/15/2018(1)	3,233,000	3,327,980
Rolls-Royce PLC,
2.375%, 10/14/2020(1)(2)	5,000,000	4,967,165
Royal Caribbean Cruises Ltd.,
2.650%, 11/28/2020(1)	5,000,000	4,996,297
RPM International, Inc.,
6.500%, 02/15/2018	3,870,000	3,889,928
Sabine Pass Liquefaction LLC,
5.625%, 02/01/2021	12,750,000	13,668,739
Sherwin-Williams Co.:
7.250%, 06/15/2019	2,513,000	2,686,614
2.250%, 05/15/2020	6,200,000	6,179,243
Shire Acquisitions Investments Ireland DAC:
1.900%, 09/23/2019(1)	9,775,000	9,686,502
2.400%, 09/23/2021(1)	1,450,000	1,427,179
Smithfield Foods, Inc.:
2.700%, 01/31/2020(2)	14,875,000	14,777,930
2.650%, 10/03/2021(2)	16,000,000	15,787,733
Solvay Finance America LLC,
3.400%, 12/03/2020(2)	8,790,000	8,975,533
Stryker Corp.,
2.000%, 03/08/2019	6,250,000	6,240,352
Telefonica Emisiones SAU,
5.462%, 02/16/2021(1)	12,577,000	13,604,689
Teva Pharmaceutical Finance Netherlands III BV:
1.400%, 07/20/2018(1)	6,000,000	5,960,056
1.700%, 07/19/2019(1)	7,000,000	6,801,174
2.200%, 07/21/2021(1)	15,654,000	14,299,467
Time Warner Cable LLC:
6.750%, 07/01/2018	6,000,000	6,132,991
8.750%, 02/14/2019	4,395,000	4,686,069
8.250%, 04/01/2019	2,564,000	2,740,370
Time Warner, Inc.,
4.875%, 03/15/2020	3,225,000	3,393,518
Total Capital International SA,
1.963%, 06/19/2019 (3 Month LIBOR USD + 0.350%)(1)(3)	7,700,000	7,725,667
Total System Services, Inc.,
2.375%, 06/01/2018	2,075,000	2,075,623
TransCanada PipeLines Ltd.:
1.875%, 01/12/2018(1)	4,000,000	3,999,921
3.125%, 01/15/2019(1)	6,800,000	6,862,164
TSMC Global Ltd.,
1.625%, 04/03/2018(1)(2)	15,919,000	15,890,935
TTX Co.,
2.250%, 02/01/2019(2)	7,450,000	7,431,699
Vale Overseas Ltd.,
5.875%, 06/10/2021(1)	25,594,000	27,871,866
Valero Energy Corp.,
9.375%, 03/15/2019	10,349,000	11,208,418
Verisk Analytics, Inc.:
4.875%, 01/15/2019	19,150,000	19,609,441
5.800%, 05/01/2021	4,949,000	5,385,113
Verizon Communications, Inc.,
2.946%, 03/15/2022	23,880,000	24,025,455
Vulcan Materials Co.,
2.188%, 06/15/2020 (3 Month LIBOR USD + 0.600%)(3)	11,630,000	11,638,252
Walgreen Co.,
5.250%, 01/15/2019	2,330,000	2,400,556
Westlake Chemical Corp.,
4.625%, 02/15/2021	20,000,000	20,500,000
Yara International ASA,
7.875%, 06/11/2019(1)(2)	500,000	536,578
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	27,610,000	27,623,420
Zoetis, Inc.,
3.450%, 11/13/2020	7,932,000	8,119,296
		1,694,738,109	30.6%

Utilities
CMS Energy Corp.,
8.750%, 06/15/2019	706,000	768,215
Dominion Resources, Inc.:
6.400%, 06/15/2018	3,550,000	3,623,248
2.962%, 07/01/2019(6)	4,000,000	4,030,966
2.500%, 12/01/2019	9,500,000	9,514,582
Exelon Corp.:
2.850%, 06/15/2020	2,275,000	2,296,213
5.150%, 12/01/2020	7,775,000	8,279,063
Exelon Generation Co LLC:
2.950%, 01/15/2020	7,500,000	7,576,312
4.000%, 10/01/2020	8,300,000	8,553,278
Iberdrola Finance Ireland Ltd.,
5.000%, 09/11/2019(1)(2)	2,400,000	2,498,336
National Rural Utilities Cooperative Finance Corp.,
10.375%, 11/01/2018	1,075,000	1,148,448
NextEra Energy Capital Holdings, Inc.,
1.649%, 09/01/2018	6,575,000	6,555,995
NV Energy, Inc.,
6.250%, 11/15/2020	1,668,000	1,831,862
Orange Cogen Funding Corp.,
8.175%, 03/15/2022(2)	8,132,880	9,057,162
Pacific Gas & Electric Co.,
8.250%, 10/15/2018	4,160,000	4,352,916
Public Service Co. of New Mexico,
7.950%, 05/15/2018	1,431,000	1,460,798
Sempra Energy,
9.800%, 02/15/2019	2,575,000	2,788,827
The Southern Co.:
1.850%, 07/01/2019	4,750,000	4,721,263
2.750%, 06/15/2020	11,000,000	11,069,655
Southern Power Co.,
1.950%, 12/15/2019	4,600,000	4,562,192
UIL Holdings Corp.,
4.625%, 10/01/2020	1,750,000	1,832,496
		96,521,827	1.8%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018(1)(2)	1,150,000	1,153,908
2.100%, 01/18/2019(1)(2)	18,000,000	17,976,456
1.800%, 09/20/2019(1)(2)	4,750,000	4,704,970
American Express Co.,
7.000%, 03/19/2018	2,661,000	2,689,500
American Express Credit Corp.,
1.906%, 08/15/2019 (3 Month LIBOR USD + 0.490%)(3)	2,000,000	2,007,692
American International Group, Inc.:
2.300%, 07/16/2019	1,400,000	1,398,950
3.375%, 08/15/2020	2,000,000	2,043,718
6.400%, 12/15/2020	16,900,000	18,735,662
Anthem, Inc.,
2.500%, 11/21/2020	14,325,000	14,295,091
ANZ New Zealand (Int'l) Ltd.:
2.600%, 09/23/2019(1)(2)	3,350,000	3,361,920
2.200%, 07/17/2020(1)(2)	10,000,000	9,942,756
2.850%, 08/06/2020(1)(2)	3,000,000	3,024,135
Australia & New Zealand Banking Group Ltd.,
2.250%, 06/13/2019(1)	1,000,000	1,001,223
Bank of America Corp.:
2.600%, 01/15/2019	5,750,000	5,769,681
5.625%, 07/01/2020	2,000,000	2,161,327
5.875%, 01/05/2021	10,000,000	11,012,272
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%)(3)	10,000,000	9,982,484
2.328%, 10/01/2021 (3 Month LIBOR USD + 0.630%)(3)	10,000,000	9,971,809
Bank of Montreal:
1.950%, 04/09/2018 (3 Month LIBOR USD + 0.600%)(1)(3)	1,325,000	1,326,644
1.800%, 07/31/2018(1)	5,000,000	4,997,112
1.900%, 08/27/2021(1)	10,000,000	9,789,339
The Bank of New York Mellon Corp.,
1.937%, 08/01/2018 (3 Month LIBOR USD + 0.560%)(3)	1,000,000	1,002,350
The Bank of Nova Scotia,
2.006%, 06/11/2018 (3 Month LIBOR USD + 0.470%)(1)(3)	3,500,000	3,504,147
The Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.150%, 09/14/2018(1)(2)	6,300,000	6,306,330
Banque Federative du Credit Mutuel SA:
2.000%, 04/12/2019(1)(2)	18,600,000	18,531,505
2.200%, 07/20/2020(1)(2)	5,000,000	4,967,917
2.750%, 10/15/2020(1)(2)	2,200,000	2,214,570
Barclays Bank PLC,
5.140%, 10/14/2020(1)	5,506,000	5,830,610
Barclays PLC:
2.000%, 03/16/2018(1)	4,000,000	4,000,024
2.875%, 06/08/2020(1)	3,000,000	3,009,117
3.250%, 01/12/2021(1)	15,175,000	15,320,726
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	450,000	451,799
BNP Paribas SA:
2.400%, 12/12/2018(1)	1,600,000	1,604,514
2.375%, 05/21/2020(1)	3,225,000	3,229,016
BNZ International Funding Ltd.:
1.900%, 02/26/2018(1)(2)	1,700,000	1,700,134
2.350%, 03/04/2019(1)(2)	7,250,000	7,256,991
BPCE SA:
2.500%, 12/10/2018(1)	10,525,000	10,554,589
2.500%, 07/15/2019(1)	1,000,000	1,003,335
3.000%, 05/22/2022(1)(2)	10,000,000	9,994,460
Caisse Centrale Desjardins:
1.750%, 01/29/2018(1)(2)	4,000,000	3,999,530
2.043%, 01/29/2018 (3 Month LIBOR USD + 0.670%)(1)(2)(3)	10,000,000	10,002,081
Canadian Imperial Bank of Commerce,
1.600%, 09/06/2019(1)	20,000,000	19,793,881
Capital One Financial Corp.,
2.500%, 05/12/2020	10,400,000	10,386,977
Capital One NA:
2.071%, 02/05/2018 (3 Month LIBOR USD + 0.680%)(3)	2,000,000	2,000,002
2.250%, 02/13/2019	1,500,000	1,498,029
2.400%, 09/05/2019	9,300,000	9,287,481
1.850%, 09/13/2019	5,000,000	4,951,784
Citigroup, Inc.:
1.700%, 04/27/2018	2,000,000	1,998,009
2.150%, 07/30/2018	3,975,000	3,977,473
2.050%, 12/07/2018	4,000,000	3,995,816
2.450%, 01/10/2020	14,825,000	14,831,835
2.700%, 03/30/2021	10,000,000	10,030,375
Citizens Bank NA:
2.500%, 03/14/2019	2,700,000	2,706,394
2.250%, 03/02/2020	5,000,000	4,976,189
2.200%, 05/26/2020	9,100,000	9,036,508
Comerica Bank,
2.500%, 06/02/2020	7,000,000	6,990,770
Commonwealth Bank of Australia:
1.949%, 03/12/2018 (3 Month LIBOR USD + 0.400%)(1)(2)(3)	2,500,000	2,500,853
2.500%, 09/20/2018(1)	2,150,000	2,157,288
1.750%, 11/02/2018(1)	15,000,000	14,967,440
2.050%, 03/15/2019(1)	1,500,000	1,498,361
Compass Bank,
2.750%, 09/29/2019	9,906,000	9,933,398
Cooperatieve Rabobank,
2.750%, 01/10/2022(1)	5,000,000	5,040,266
Credit Suisse:
2.750%, 03/26/2020(1)	9,000,000	9,035,090
3.450%, 04/16/2021(1)	7,000,000	7,163,456
Credit Suisse AG:
6.000%, 02/15/2018(1)	8,440,000	8,478,253
1.700%, 04/27/2018(1)	2,500,000	2,498,140
Deutsche Bank AG:
1.875%, 02/13/2018(1)	3,000,000	2,999,550
2.804%, 01/18/2019 (3 Month LIBOR USD + 1.450%)(1)(3)	4,000,000	4,036,942
2.500%, 02/13/2019(1)	8,000,000	7,996,744
2.950%, 08/20/2020(1)	4,400,000	4,405,556
3.125%, 01/13/2021(1)	5,515,000	5,547,481
4.250%, 10/14/2021(1)	5,000,000	5,201,826
Discover Bank:
2.000%, 02/21/2018	1,875,000	1,875,130
2.600%, 11/13/2018	8,000,000	8,027,148
8.700%, 11/18/2019	7,395,000	8,131,351
3.100%, 06/04/2020	8,735,000	8,838,665
DNB Bank ASA,
2.125%, 10/02/2020(1)(2)	14,300,000	14,163,866
Fifth Third Bancorp,
2.875%, 07/27/2020	5,000,000	5,052,846
First Horizon National Corp.,
3.500%, 12/15/2020	11,148,000	11,384,127
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	3,850,000	4,198,667
First Tennessee Bank NA,
2.950%, 12/01/2019	15,286,000	15,387,724
Goldman Sachs Group, Inc.,
2.876%, 10/31/2022 (3 Month LIBOR USD + 0.820%)(3)	12,000,000	11,965,610
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	1,045,000	1,046,648
6.150%, 04/01/2018	4,775,000	4,825,255
2.900%, 07/19/2018	1,000,000	1,004,546
7.500%, 02/15/2019	3,000,000	3,170,506
2.383%, 10/23/2019 (3 Month LIBOR USD + 1.020%)(3)	2,751,000	2,781,151
2.300%, 12/13/2019	12,000,000	11,992,301
3.000%, 04/26/2022	5,000,000	5,019,602
Guardian Life Global Funding,
2.000%, 04/26/2021(2)	7,825,000	7,665,256
The Hartford Financial Services Group, Inc.:
6.300%, 03/15/2018	1,825,000	1,840,891
6.000%, 01/15/2019	455,000	471,438
5.500%, 03/30/2020	1,947,000	2,075,137
HSBC Bank USA NA,
4.875%, 08/24/2020	10,000,000	10,575,389
HSBC Finance Corp.,
6.676%, 01/15/2021	929,000	1,032,868
HSBC Holdings PLC,
3.400%, 03/08/2021(1)	5,000,000	5,110,486
HSBC USA, Inc.:
2.555%, 09/24/2018 (3 Month LIBOR USD + 0.880%)(3)	1,000,000	1,005,201
2.023%, 11/13/2019 (3 Month LIBOR USD + 0.610%)(3)	9,750,000	9,805,130
5.000%, 09/27/2020	4,805,000	5,086,601
Humana, Inc.,
2.500%, 12/15/2020	9,625,000	9,617,624
Huntington Bancshares, Inc.:
2.600%, 08/02/2018	7,375,000	7,396,691
3.150%, 03/14/2021	1,335,000	1,356,000
The Huntington National Bank,
2.000%, 06/30/2018	12,990,000	12,994,875
ING Bank NV:
1.650%, 08/15/2019(1)(2)	10,000,000	9,885,811
2.500%, 10/01/2019(1)(2)	8,961,000	8,983,592
Jackson National Life Global Funding,
2.200%, 01/30/2020(2)	24,125,000	24,038,903
Jefferies Group LLC:
5.125%, 04/13/2018	4,836,000	4,875,651
8.500%, 07/15/2019	1,500,000	1,629,260
6.875%, 04/15/2021	7,133,000	7,979,698
JPMorgan Chase & Co.:
1.917%, 04/25/2018 (3 Month LIBOR USD + 0.550%)(3)	3,500,000	3,503,990
2.008%, 01/28/2019 (3 Month LIBOR USD + 0.630%)(3)	750,000	753,485
6.300%, 04/23/2019	5,000,000	5,263,984
2.250%, 01/23/2020	8,100,000	8,094,581
2.295%, 08/15/2021	10,550,000	10,455,520
KEB Hana Bank,
1.750%, 10/18/2019(1)(2)	18,000,000	17,661,600
KeyBank NA:
2.350%, 03/08/2019	6,500,000	6,511,920
1.600%, 08/22/2019	3,000,000	2,967,222
2.500%, 12/15/2019	5,325,000	5,340,703
Kookmin Bank,
1.625%, 08/01/2019(1)(2)	8,000,000	7,849,600
LeasePlan Corp. NV,
2.500%, 05/16/2018(1)(2)	16,435,000	16,436,920
Lloyds Bank PLC:
1.750%, 05/14/2018(1)	5,825,000	5,823,966
2.000%, 08/17/2018(1)	4,500,000	4,500,832
2.050%, 01/22/2019(1)	4,000,000	3,996,931
6.500%, 09/14/2020(1)(2)	1,543,000	1,687,035
Macquarie Bank Ltd.,
2.400%, 01/21/2020(1)(2)	13,000,000	12,968,150
Macquarie Group Ltd,
6.000%, 01/14/2020(1)(2)	13,475,000	14,355,964
Manufacturers & Traders Trust Co.,
2.779%, 12/28/2020 (1 Month LIBOR USD + 1.220%)(3)	282,000	282,074
Marsh & McLennan Cos, Inc.,
2.750%, 01/30/2022	7,000,000	7,014,105
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 09/13/2021(1)	15,000,000	14,728,547
Mitsubishi UFJ Trust & Banking Corp.,
2.650%, 10/19/2020(1)(2)	4,550,000	4,556,724
Mizuho Bank Ltd.:
2.315%, 03/26/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	1,250,000	1,251,371
2.553%, 10/20/2018 (3 Month LIBOR USD + 1.190%)(1)(2)(3)	2,500,000	2,518,112
2.450%, 04/16/2019(1)(2)	2,400,000	2,401,762
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021(1)(2)	12,350,000	12,315,146
2.837%, 04/12/2021 (3 Month LIBOR USD + 1.480%)(1)(2)(3)	3,000,000	3,074,474
Morgan Stanley:
2.083%, 01/05/2018 (3 Month LIBOR USD + 0.740%)(3)	1,500,000	1,500,038
6.625%, 04/01/2018	2,000,000	2,021,911
2.215%, 01/24/2019 (3 Month LIBOR USD + 0.850%)(3)	4,750,000	4,774,755
7.300%, 05/13/2019	15,125,000	16,124,919
2.514%, 01/27/2020 (3 Month LIBOR USD + 1.140%)(3)	4,000,000	4,057,639
2.293%, 07/22/2022 (3 Month LIBOR USD + 0.930%)(3)	10,000,000	10,080,313
National Australia Bank Ltd.,
2.250%, 01/10/2020(1)	24,600,000	24,575,499
National Bank of Canada:
2.414%, 12/14/2018 (3 Month LIBOR USD + 0.840%)(1)(3)	1,000,000	1,006,374
2.150%, 06/12/2020(1)	23,525,000	23,391,354
Nationwide Building Society:
2.350%, 01/21/2020(1)(2)	9,700,000	9,693,899
6.250%, 02/25/2020(1)(2)	5,000,000	5,389,309
New York Life Global Funding,
1.550%, 11/02/2018(2)	9,500,000	9,467,006
Nomura Holdings, Inc.:
2.750%, 03/19/2019(1)	5,313,000	5,352,733
6.700%, 03/04/2020(1)	3,654,000	3,959,007
Nordea Bank AB:
2.313%, 09/30/2019 (3 Month LIBOR USD + 0.620%)(1)(2)(3)	2,400,000	2,417,082
4.875%, 05/13/2021(1)(2)	8,980,000	9,525,647
The Northern Trust Co.,
6.500%, 08/15/2018	4,075,000	4,186,902
Pricoa Global Funding I,
1.450%, 09/13/2019(2)	12,000,000	11,814,006
Principal Life Global Funding II:
1.500%, 04/18/2019(2)	3,000,000	2,974,132
2.150%, 01/10/2020(2)	19,100,000	19,025,077
Protective Life Global Funding:
1.555%, 09/13/2019(2)	18,000,000	17,794,946
2.161%, 09/25/2020(2)	10,000,000	9,891,941
Prudential Financial, Inc.,
7.375%, 06/15/2019	7,000,000	7,516,874
RBC USA Holdco Corp.,
5.250%, 09/15/2020	3,310,000	3,546,002
Regions Bank,
7.500%, 05/15/2018	10,034,000	10,234,926
Reliance Standard Life Global Funding II:
2.150%, 10/15/2018(2)	13,000,000	13,010,711
2.500%, 04/24/2019(2)	2,300,000	2,305,094
2.500%, 01/15/2020(2)	6,000,000	6,000,275
The Royal Bank of Scotland PLC,
5.625%, 08/24/2020(1)	1,000,000	1,073,407
Santander Holdings USA, Inc.,
2.700%, 05/24/2019	10,000,000	10,021,805
Santander UK Group Holdings PLC:
2.875%, 10/16/2020(1)	4,000,000	4,013,220
3.125%, 01/08/2021(1)	3,500,000	3,532,921
Santander UK PLC,
2.500%, 03/14/2019(1)	10,000,000	10,030,733
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018(1)(2)	5,000,000	5,009,615
2.375%, 03/25/2019(1)(2)	950,000	952,132
2.450%, 05/27/2020(1)(2)	4,700,000	4,702,914
Societe Generale SA:
2.625%, 10/01/2018(1)	5,700,000	5,723,721
2.775%, 10/01/2018 (3 Month LIBOR USD + 1.080%)(1)(3)	6,000,000	6,041,958
Standard Chartered PLC:
1.993%, 04/17/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	2,000,000	2,002,140
2.100%, 08/19/2019(1)(2)	4,500,000	4,471,479
2.400%, 09/08/2019(1)(2)	4,225,000	4,213,990
2.250%, 04/17/2020(1)(2)	5,000,000	4,954,370
3.050%, 01/15/2021(1)(2)	13,871,000	13,981,552
Stifel Financial Corp.,
3.500%, 12/01/2020	18,873,000	19,021,280
Sumitomo Mitsui Banking Corp.:
1.939%, 01/16/2018 (3 Month LIBOR USD + 0.580%)(1)(3)	2,885,000	2,885,228
1.950%, 07/23/2018(1)	3,500,000	3,499,471
1.762%, 10/19/2018(1)	5,000,000	4,992,843
2.294%, 01/18/2019 (3 Month LIBOR USD + 0.940%)(1)(3)	1,000,000	1,007,232
2.450%, 01/16/2020(1)	4,500,000	4,501,429
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	22,400,000	22,341,963
SunTrust Bank,
7.250%, 03/15/2018	154,000	155,574
Svenska Handelsbanken AB:
1.625%, 03/21/2018(1)	1,100,000	1,099,694
2.090%, 06/17/2019 (3 Month LIBOR USD + 0.490%)(1)(3)	2,000,000	2,009,710
2.625%, 10/01/2020 (3 Month LIBOR USD + 0.930%)(1)(3)	10,000,000	10,170,270
Synchrony Financial:
2.600%, 01/15/2019	2,000,000	2,003,783
3.000%, 08/15/2019	13,350,000	13,442,838
2.700%, 02/03/2020	6,600,000	6,616,497
3.750%, 08/15/2021	3,000,000	3,076,230
UBS AG,
5.750%, 04/25/2018(1)	3,351,000	3,392,097
UBS Group Funding Jersey Ltd.,
3.000%, 04/15/2021(1)(2)	3,000,000	3,021,059
UBS Group Funding Switzerland AG:
2.950%, 09/24/2020(1)(2)	11,600,000	11,720,867
3.115%, 09/24/2020 (3 Month LIBOR USD + 1.440%)(1)(2)(3)	2,000,000	2,044,206
UnitedHealth Group, Inc.,
6.000%, 02/15/2018	2,625,000	2,637,948
Voya Financial, Inc.,
2.900%, 02/15/2018	7,987,000	7,994,802
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019(2)	8,000,000	8,043,192
3.250%, 10/05/2020(2)	5,000,000	5,087,556
Wells Fargo & Co.:
2.058%, 01/30/2020 (3 Month LIBOR USD + 0.680%)(3)	1,975,000	1,991,337
2.500%, 03/04/2021	3,900,000	3,898,216
Westpac Banking Corp.,
1.650%, 05/13/2019(1)	4,650,000	4,615,855
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	8,995,000	9,788,018
		1,363,782,447	24.6%
Total Corporate Bonds		3,155,042,383	57.0%

Taxable Municipal Bonds
City of Bristol VA,
3.002%, 10/01/2020	8,210,000	8,241,444
City of Pittsburg CA,
5.864%, 07/01/2021	1,925,000	2,028,238
City of Williston ND,
3.100%, 07/15/2025 (Callable 01/19/2018)	3,185,000	3,185,287
Cook County School District No. 144,
2.500%, 12/01/2018	745,000	743,778
County of Sonoma CA,
5.070%, 12/01/2022	20,910,000	22,252,004
Fresno Joint Powers Financing Authority,
2.880%, 04/01/2021	1,685,000	1,663,432
Illinois Housing Development Authority,
4.000%, 02/01/2034 (Callable 08/01/2025)	8,560,000	8,751,830
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/29/2018)	175,000	177,914
Memphis-Shelby County Industrial Development Board,
2.222%, 11/01/2020	5,990,000	5,931,178
New Hampshire Housing Finance Authority,
4.000%, 07/01/2036 (Callable 07/10/2024)	7,910,000	8,083,783
New Jersey Economic Development Authority:
2.421%, 06/15/2018	10,000,000	10,001,600
–%, 02/15/2021	1,440,000	1,305,346
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023	2,385,000	2,557,173
5.976%, 03/01/2024	5,270,000	5,543,724
Oakland Redevelopment Agency Successor Bonds,
2.271%, 09/01/2018	1,675,000	1,672,571
Public Finance Authority,
2.625%, 11/01/2019 (Callable 05/01/2018)	4,500,000	4,451,085
Rhode Island Housing & Mortgage Finance Corp.,
3.000%, 10/01/2034 (Callable 10/01/2022)	5,605,000	5,584,261
San Diego Metropolitan Transit System,
4.840%, 12/01/2018	1,780,000	1,811,488
State of Hawaii Department of Business Economic Development & Tourism,
1.467%, 07/01/2022	9,433,325	9,354,462
State of Illinois:
4.350%, 06/01/2018	402,000	404,818
5.000%, 06/01/2019	19,000,000	19,584,630
Tulsa Airports Improvement Trust,
3.042%, 06/01/2018	100,000	100,350
		123,430,396	2.2%
Residential Mortgage-Backed Securities
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A1B1, 1.742%, 02/25/2036 (1 Month LIBOR USD + 0.190%)(3)	2,681,060	2,681,183
Series 2006-OP1, Class A2C, 1.702%, 04/25/2036 (1 Month LIBOR USD + 0.150%)(3)	3,740,392	3,711,284
Aegis Asset Backed Securities Trust,
Series 2005-5, Class 1A3, 1.822%, 12/25/2035 (1 Month LIBOR USD + 0.270%)(3)	273,762	273,761
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	282,976	286,252
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	106,857	106,821
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	139,917	140,756
Series 2004-8CB, Class A, 1.822%, 06/25/2034 (1 Month LIBOR USD + 0.270%)(3)	4,847,207	4,855,617
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036	77,301	76,444
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(7)	691,387	561,397
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 1.892%, 11/25/2035 (1 Month LIBOR USD + 0.340%)(3)	6,525,462	6,518,481
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1, 1.767%, 01/25/2036 (1 Month LIBOR USD + 0.220%)(3)	9,826,352	9,777,748
Banc of America Mortgage Trust,
Series 2004-B, Class 2A2, 3.617%, 03/25/2034(4)	1,510,689	1,527,780
Carrington Mortgage Loan Trust:
Series 2006-NC1, Class A3, 1.762%, 01/25/2036 (1 Month LIBOR USD + 0.210%)(3)	9,735,361	9,724,049
Series 2006-OPT1, Class A3, 1.732%, 02/25/2036 (1 Month LIBOR USD + 0.180%)(3)	2,235,494	2,228,396
Countrywide Asset-Backed Certificates:
Series 2006-2, Class 2A3, 1.852%, 06/25/2036 (1 Month LIBOR USD + 0.300%)(3)	7,190,652	7,177,759
Series 2006-13, Class 1AF3, 4.465%, 01/25/2037(4)	543,212	1,032,754
Series 2006-9, Class 1AF3, 4.527%, 10/25/2046(4)(7)	754,165	683,018
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF2, 3.834%, 12/25/2035(6)	59,575	59,347
CWABS Asset-Backed Certificates Trust,
Series 2005-16, Class 3AV, 1.558%, 05/25/2036 (1 Month LIBOR USD + 0.230%)(3)	2,749,001	2,744,720
First Franklin Mortgage Loan Trust,
Series 2005-FF12, Class A2B, 1.812%, 11/25/2036 (1 Month LIBOR USD + 0.260%)(3)	720,551	720,609
GE-WMC Asset-Backed Pass Through Certificates,
Series 2005-1, Class A2C, 2.272%, 10/25/2035 (1 Month LIBOR USD + 0.720%)(3)	963,684	964,706
GSAA Trust:
Series 2005-8, Class A4, 1.822%, 06/25/2035 (1 Month LIBOR USD + 0.270%)(3)	6,106,365	6,131,749
Series 2005-6, Class A3, 1.922%, 06/25/2035 (1 Month LIBOR USD + 0.370%)(3)	1,209,138	1,218,705
GSAMP Trust,
Series 2006-HE7, Class A2D, 1.782%, 10/25/2046 (1 Month LIBOR USD + 0.230%)(3)	11,645,195	11,568,179
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.682%, 07/25/2036 (1 Month LIBOR USD + 0.130%)(3)	4,885,004	4,869,522
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 3.526%, 07/25/2035(4)	956,227	958,418
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M1, 2.257%, 08/25/2035 (1 Month LIBOR USD + 0.710%)(3)	2,058,780	2,073,656
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	388,287	388,895
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	336,542	336,367
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	4,081,548	4,266,697
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 1.782%, 12/25/2035 (1 Month LIBOR USD + 0.230%)(3)	4,802,644	4,783,593
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A3, 1.722%, 03/25/2036 (1 Month LIBOR USD + 0.170%)(3)	1,440,339	1,438,500
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-5, Class A3, 1.762%, 12/25/2035 (1 Month LIBOR USD + 0.210%)(3)	1,340,287	1,339,726
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.002%, 09/25/2035 (1 Month LIBOR USD + 0.450%)(3)	3,585,211	3,590,860
Popular ABS Mortgage Pass-Through Trust,
Series 2005-B, Class M2, 2.212%, 08/25/2035 (1 Month LIBOR USD + 0.660%)(3)	1,993,406	2,000,443
RAMP Series Trust:
Series 2006-NC2, Class A2, 1.742%, 02/25/2036 (1 Month LIBOR USD + 0.190%)(3)	1,076,256	1,075,525
Series 2006-RZ4, Class A2, 1.732%, 10/25/2036 (1 Month LIBOR USD + 0.180%)(3)	644,246	643,970
RASC Series Trust:
Series 2005-AHL2, Class A3, 1.902%, 10/25/2035 (1 Month LIBOR USD + 0.350%)(3)	3,951,544	3,950,013
Series 2006-KS1, Class A4, 1.852%, 02/25/2036 (1 Month LIBOR USD + 0.300%)(3)	568,936	569,115
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037(6)	1,918,472	922,530
Saxon Asset Securities Trust,
Series 2006-2, Class A3C, 1.702%, 09/25/2036 (1 Month LIBOR USD + 0.150%)(3)	1,173,634	1,167,364
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.877%, 10/25/2035 (1 Month LIBOR USD + 0.330%)(2)(3)	437,895	437,885
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.812%, 12/25/2035 (1 Month LIBOR USD + 0.260%)(3)	378,727	378,640
Series 2006-2, Class A4, 1.822%, 03/25/2036 (1 Month LIBOR USD + 0.270%)(3)	288,282	288,263
Series 2006-OPT2, Class A3, 1.732%, 05/25/2036 (1 Month LIBOR USD + 0.180%)(3)	4,319,115	4,297,243
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC1, Class A2D, 1.852%, 12/25/2036 (1 Month LIBOR USD + 0.300%)(3)	5,845,367	5,846,506
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 2.552%, 10/25/2034 (1 Month LIBOR USD + 1.000%)(3)	6,623,088	6,619,397
Structured Asset Securities Corp.:
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034(6)	161,213	163,898
Series 2004-22, Class A2, 5.035%, 01/25/2035(6)	4,105,595	4,285,553
Series 2007-BC3, Class 2A2, 1.692%, 05/25/2047 (1 Month LIBOR USD + 0.140%)(3)	95,404	95,397
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.311%, 10/25/2043(4)	7,259,196	7,350,647
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055(2)(4)	2,254,429	2,255,171
Series 2015-4, Class A1, 3.500%, 04/25/2055(2)(4)	4,854,835	4,922,875
Series 2016-5, Class A1, 2.500%, 10/25/2056(2)(4)	11,882,299	11,796,762
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	15,843,594	15,823,263
Series 2017-5, Class A1, 2.152%, 02/25/2057 (1 Month LIBOR USD + 0.600%)(2)(3)	16,860,230	16,880,815
Series 2017-3, Class A1, 2.750%, 07/25/2057(2)(4)	19,271,682	19,240,402
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	26,315	26,603
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	58,611	59,564
Series 2004-AR3, Class A1, 3.176%, 06/25/2034(4)	5,763,459	5,866,393
		215,781,986	3.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K706, Class A2, 2.323%, 10/25/2018	5,540,306	5,547,610
Series K006, Class A2, 4.251%, 01/25/2020	15,000,000	15,537,332
Series K007, Class A2, 4.224%, 03/25/2020	5,545,000	5,742,740
Series K008, Class A2, 3.531%, 06/25/2020	27,325,000	28,069,920
Series K504, Class A2, 2.566%, 09/25/2020(4)	20,650,000	20,788,884
Series K010, Class A2, 4.333%, 10/25/2020(4)	14,775,000	15,520,298
Series K014, Class A2, 3.871%, 04/25/2021	10,170,000	10,622,796
		101,829,580	1.8%
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2012-CR1, Class ASB, 3.053%, 05/15/2045	23,359,569	23,667,313
GS Mortgage Securities Trust,
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	8,112,000	8,389,708
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/15/2045	15,459,346	15,433,518
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	5,158,972	5,253,776
Series 2011-C5, Class A3, 4.171%, 08/15/2046	19,449,174	20,372,179
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class ASB, 3.761%, 08/15/2046(4)	13,400,000	13,867,757
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AAB, 2.657%, 05/15/2046	12,500,000	12,554,666
WFRBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045	7,050,000	7,245,543
		106,784,460	2.0%
		208,614,040	3.8%
Other Asset Backed Securities
American Express Credit Account Master Trust:
Series 2017-1, Class A, 1.930%, 09/15/2022	18,450,000	18,365,017
Series 2017-6, Class A, 2.040%, 05/15/2023	11,600,000	11,544,129
Bank of The West Auto Trust,
Series 2017-1, Class A3, 2.110%, 01/15/2023(2)	7,500,000	7,460,026
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A, 2.200%, 12/15/2022	6,750,000	6,744,497
California Republic Auto Receivables Trust,
Series 2017-1, Class A3, 1.900%, 03/15/2021	12,500,000	12,455,298
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Class A4, 1.990%, 07/17/2023	23,500,000	23,351,457
Chase Issuance Trust,
Series 2016-A5, Class A5, 1.270%, 07/15/2021	16,960,000	16,760,444
Chesapeake Funding II LLC:
Series 2017-2A, Class A1, 1.990%, 05/15/2029(2)	29,965,000	29,868,618
Series 2017-3A, Class A1, 1.910%, 08/15/2029(2)	12,425,000	12,361,953
Citibank Credit Card Issuance Trust:
Series 2016-A1, Class A1, 1.750%, 11/19/2021	9,165,000	9,103,171
Series 2017-A3, Class A3, 1.920%, 04/07/2022	33,225,000	33,017,739
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	7,628	7,843
Series 1998-3, Class A5, 6.220%, 03/01/2030	128,914	136,975
Dell Equipment Finance Trust:
Series 2017-1, Class A3, 2.140%, 04/22/2022(2)	8,940,000	8,930,031
Series 2017-2, Class A3, 2.190%, 10/24/2022(2)	10,000,000	9,966,484
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	19,075,000	18,840,835
Ford Credit Auto Lease Trust,
Series 2017-A, Class A3, 1.880%, 04/15/2020	10,000,000	9,980,518
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025(2)	17,894,000	17,930,370
Series 2014-2, Class A, 2.310%, 04/15/2026(2)	16,392,000	16,416,155
Series 2015-1, Class A, 2.120%, 07/15/2026(2)	12,592,000	12,566,322
Ford Credit Floorplan Master Owner Trust A,
Series 2016-1, Class A1, 1.760%, 02/15/2021	11,425,000	11,386,607
GM Financial Automobile Leasing Trust,
Series 2017-2, Class A3, 2.020%, 09/21/2020	19,425,000	19,367,603
Hyundai Auto Lease Securitization Trust:
Series 2017-B, Class A3, 1.970%, 07/15/2020(2)	12,850,000	12,814,348
Series 2017-A, Class A3, 1.880%, 08/17/2020(2)	16,675,000	16,628,121
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021(1)(2)	15,000,000	14,999,037
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3, 1.350%, 08/15/2019	18,800,000	18,736,086
MMAF Equipment Finance LLC,
Series 2017-AA, Class A3, 2.040%, 02/16/2022(2)	5,625,000	5,595,952
Nissan Auto Lease Trust,
Series 2017-A, Class A3, 1.910%, 04/15/2020	10,825,000	10,786,100
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024(2)	188,690	188,724
PFS Financing Corp.,
Series 2016-BA, Class A, 1.870%, 10/15/2021(2)	15,734,000	15,639,454
Santander Retail Auto Lease Trust,
Series 2017-A, Class A4, 2.370%, 01/20/2022(2)	2,650,000	2,638,666
SoFi Consumer Loan Program,
Series 2017-3, Class A, 2.770%, 05/25/2026(2)	7,606,875	7,609,633
SoFi Consumer Loan Program LLC,
Series 2017-4, Class A, 2.500%, 05/26/2026(2)	5,106,322	5,089,580
Synchrony Credit Card Master Note Trust:
Series 2012-2, Class A, 2.220%, 01/15/2022	9,243,000	9,254,915
Series 2016-1, Class A, 2.040%, 03/15/2022	6,400,000	6,397,863
Series 2016-3, Class A, 1.580%, 09/15/2022	16,310,000	16,137,520
TCF Auto Receivables Owner Trust,
Series 2016-1A, Class A4, 2.030%, 02/15/2022(2)	14,404,000	14,297,658
Verizon Owner Trust:
Series 2016-2A, Class A, 1.680%, 05/20/2021(2)	22,750,000	22,594,365
Series 2017-1A, Class A, 2.060%, 09/20/2021(2)	5,100,000	5,087,205
World Financial Network Credit Card Master Trust:
Series 2017-C, Class A, 2.310%, 08/15/2024	14,125,000	14,065,752
Series 2016-A, Class A, 2.030%, 04/15/2025	12,000,000	11,783,785
World Omni Automobile Lease Securitization Trust,
Series 2017-A, Class A3, 2.130%, 04/15/2020	14,775,000	14,746,964
		531,653,820	9.6%
Total Long-Term Investments (Cost $5,482,191,559)		5,463,048,083	98.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	79,859,268	79,859,268
Total Short-Term Investment (Cost $79,859,268)		79,859,268	1.4%
Total Investments (Cost $5,562,050,827)		5,542,907,351	100.1%
Liabilities in Excess of Other Assets		(8,239,163)	(0.1)%
TOTAL NET ASSETS		$5,534,668,188	100.0%

Notes to Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $1,256,989,627, which represents 22.71% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2017.
(7)	Security that, on the last payment date, missed a partial principal or interest payment.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$1,152,874,017	$–	$1,152,874,017
Other Government Related Securities	–	75,651,441	–	75,651,441
Corporate Bonds	–	3,155,042,383	–	3,155,042,383
Taxable Municipal Bonds	–	123,430,396	–	123,430,396
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	215,781,986	–	215,781,986
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	101,829,580	–	101,829,580
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	106,784,460	–	106,784,460
Other Asset Backed Securities	–	531,653,820	–	531,653,820
Total Long-Term Investments	–	5,463,048,083	–	5,463,048,083
Short-Term Investment
Money Market Mutual Fund	79,859,268	–	–	79,859,268
Total Short-Term Investment	79,859,268	–	–	79,859,268
Total Investments	$79,859,268	$5,463,048,083	$–	$5,542,907,351

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.625%, 08/31/2019	$30,000,000	$29,878,125
2.625%, 08/15/2020	20,650,000	21,010,568
1.375%, 08/31/2020	190,775,000	187,987,895
1.750%, 03/31/2022	259,825,000	255,562,246
1.875%, 03/31/2022	190,750,000	188,596,612
2.500%, 05/15/2024	130,125,000	131,593,989
2.250%, 11/15/2025	166,275,000	164,813,599
2.000%, 11/15/2026	101,825,000	98,543,531
		1,077,986,565	36.5%
Other Government Related Securities
CDP Financial, Inc.,
4.400%, 11/25/2019(1)(2)	1,000,000	1,039,270
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021(1)(2)	1,150,000	1,183,925
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023(1)	2,000,000	1,977,698
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024(1)	5,150,000	5,429,254
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	680,000	724,465
Electricite de France SA,
2.350%, 10/13/2020(1)(2)	8,875,000	8,863,833
Export-Import Bank of Korea,
2.250%, 01/21/2020(1)	3,200,000	3,166,320
KFW,
4.875%, 06/17/2019(1)	3,250,000	3,384,533
Korea Electric Power Corp.,
6.750%, 08/01/2027(1)	300,000	384,938
Korea Gas Corp.,
2.875%, 07/29/2018(1)(2)	1,000,000	1,001,837
Petroleos Mexicanos:
3.125%, 01/23/2019(1)	2,000,000	2,010,000
5.500%, 01/21/2021(1)	2,000,000	2,122,000
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020(1)(2)	3,000,000	2,984,180
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019(1)(2)	3,000,000	2,951,385
2.750%, 05/03/2021(1)(2)	5,300,000	5,282,070
		42,505,708	1.4%
Corporate Bonds
Industrials
21st Century Fox America, Inc.,
3.700%, 10/15/2025	2,825,000	2,948,076
Abbott Laboratories,
3.400%, 11/30/2023	10,000,000	10,173,019
Agilent Technologies, Inc.,
3.050%, 09/22/2026	1,450,000	1,393,745
Agrium, Inc.,
3.150%, 10/01/2022(1)	1,306,000	1,320,745
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022(1)(2)	7,400,000	7,331,976
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	3,008,000	3,012,684
Anadarko Petroleum Corp.,
6.950%, 06/15/2019	1,000,000	1,061,708
Anglo American Capital PLC,
9.375%, 04/08/2019(1)(2)	2,000,000	2,168,668
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	8,230,000	8,421,704
Apple, Inc.,
2.400%, 05/03/2023	2,000,000	1,979,419
AT&T, Inc.:
3.950%, 01/15/2025	8,000,000	8,190,913
4.300%, 02/15/2030(2)	9,367,000	9,340,818
Boardwalk Pipelines LP:
5.200%, 06/01/2018	2,500,000	2,525,154
5.950%, 06/01/2026	1,360,000	1,517,013
Boston Scientific Corp.,
4.125%, 10/01/2023	3,000,000	3,140,421
BP Capital Markets PLC:
4.750%, 03/10/2019(1)	2,500,000	2,577,599
2.521%, 01/15/2020(1)	2,650,000	2,672,247
3.245%, 05/06/2022(1)	1,000,000	1,024,980
Broadcom Corp. / Broadcom Cayman Finance Ltd.:
2.375%, 01/15/2020(2)	1,500,000	1,489,856
3.000%, 01/15/2022(2)	5,275,000	5,230,319
Bunge Limited Finance Corp.:
3.500%, 11/24/2020	2,500,000	2,552,154
3.750%, 09/25/2027	5,000,000	4,927,896
Cardinal Health, Inc.,
1.950%, 06/15/2018	5,600,000	5,596,836
Cenovus Energy, Inc.,
5.700%, 10/15/2019(1)	3,000,000	3,155,400
Charter Communications Operating LLC,
4.464%, 07/23/2022	7,425,000	7,746,867
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.450%, 05/01/2020(2)	4,125,000	4,125,284
Coca-Cola FEMSA SAB de CV,
2.375%, 11/26/2018(1)	1,576,000	1,579,810
Comcast Corp.:
2.750%, 03/01/2023	1,475,000	1,482,073
2.350%, 01/15/2027	4,175,000	3,942,856
Constellation Brands, Inc.:
6.000%, 05/01/2022	2,250,000	2,528,851
2.700%, 05/09/2022	2,975,000	2,960,435
3.500%, 05/09/2027	3,475,000	3,545,613
Cox Communications, Inc.:
3.250%, 12/15/2022(2)	3,600,000	3,607,089
3.850%, 02/01/2025(2)	4,500,000	4,604,865
CVS Health Corp.:
2.250%, 08/12/2019	3,375,000	3,364,796
4.000%, 12/05/2023	4,425,000	4,600,738
Daimler Finance North America LLC:
2.250%, 07/31/2019(2)	2,300,000	2,304,211
2.200%, 05/05/2020(2)	5,000,000	4,971,610
DCP Midstream LLC,
9.750%, 03/15/2019(2)	1,600,000	1,730,000
Deutsche Telekom International Finance BV:
6.750%, 08/20/2018(1)	2,850,000	2,933,238
6.000%, 07/08/2019(1)	1,700,000	1,792,549
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
3.480%, 06/01/2019(2)	10,900,000	11,036,549
The Dow Chemical Co.,
8.550%, 05/15/2019	8,800,000	9,531,983
DXC Technology Co.:
4.450%, 09/18/2022	11,000,000	11,577,089
4.250%, 04/15/2024	1,700,000	1,770,790
Ecolab, Inc.,
3.250%, 01/14/2023	5,000,000	5,112,286
El du Pont de Nemours & Co.,
2.200%, 05/01/2020	2,500,000	2,497,796
Energy Transfer Partners LP,
9.700%, 03/15/2019	2,457,000	2,659,187
EnLink Midstream Partners LP,
4.400%, 04/01/2024	10,000,000	10,328,986
Enterprise Products Operating LLC,
2.550%, 10/15/2019	3,000,000	3,009,446
EQT Midstream Partners LP,
4.125%, 12/01/2026	5,000,000	4,979,085
ERAC USA Finance LLC:
2.350%, 10/15/2019(2)	6,650,000	6,631,023
2.600%, 12/01/2021(2)	4,825,000	4,763,226
Express Scripts Holding Co.,
3.000%, 07/15/2023	5,655,000	5,615,685
Federal Express Corp. Pass Through Trust,
6.845%, 01/15/2019	802,111	818,153
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	2,319,000	2,370,637
3.875%, 06/05/2024	1,192,000	1,244,265
3.000%, 08/15/2026	2,000,000	1,933,135
Fiserv, Inc.:
4.750%, 06/15/2021	1,728,000	1,844,722
3.500%, 10/01/2022	2,900,000	2,984,848
FMC Corp.,
4.100%, 02/01/2024	2,000,000	2,064,787
Ford Motor Credit Co. LLC:
5.750%, 02/01/2021	2,000,000	2,171,370
3.336%, 03/18/2021	1,800,000	1,828,143
3.339%, 03/28/2022	2,000,000	2,023,160
2.979%, 08/03/2022	7,000,000	6,975,295
Freeport-McMoRan, Inc.:
6.750%, 02/01/2022	1,649,000	1,706,715
3.550%, 03/01/2022	2,000,000	1,977,500
3.875%, 03/15/2023	1,100,000	1,094,500
General Electric Co.:
6.000%, 08/07/2019	774,000	820,123
5.500%, 01/08/2020	731,000	776,162
5.550%, 05/04/2020	816,000	873,343
General Motors Financial Co., Inc.:
2.350%, 10/04/2019	5,500,000	5,483,830
4.375%, 09/25/2021	5,325,000	5,601,315
3.450%, 01/14/2022	1,475,000	1,494,905
3.150%, 06/30/2022	1,000,000	999,222
Georgia-Pacific LLC,
5.400%, 11/01/2020(2)	6,797,000	7,330,683
Glencore Funding LLC:
2.500%, 01/15/2019(2)	4,400,000	4,402,860
4.125%, 05/30/2023(2)	1,750,000	1,810,375
4.625%, 04/29/2024(2)	1,000,000	1,055,800
4.000%, 03/27/2027(2)	4,725,000	4,743,983
3.875%, 10/27/2027(2)	1,150,000	1,134,774
Grupo Bimbo SAB de CV,
3.875%, 06/27/2024(1)(2)	3,000,000	3,093,920
HP, Inc.,
4.650%, 12/09/2021	225,000	239,155
Hutchison Whampoa International Ltd.,
7.625%, 04/09/2019(1)(2)	5,400,000	5,742,414
Hyundai Capital America:
2.500%, 03/18/2019(2)	1,300,000	1,296,836
2.000%, 07/01/2019(2)	2,500,000	2,470,074
1.750%, 09/27/2019(2)	3,000,000	2,942,856
Ingersoll-Rand Co.,
6.391%, 11/15/2027(1)	1,195,000	1,398,681
Ingersoll-Rand Global Holding Co. Ltd.,
2.875%, 01/15/2019	5,000,000	5,025,605
Johnson Controls International PLC,
4.250%, 03/01/2021(1)	2,000,000	2,093,486
Keysight Technologies, Inc.,
3.300%, 10/30/2019	4,690,000	4,734,377
Kinder Morgan, Inc.:
5.625%, 11/15/2023(2)	1,000,000	1,104,105
7.800%, 08/01/2031	7,000,000	9,028,794
Kraft Heinz Foods Co.:
3.500%, 06/06/2022	2,000,000	2,046,518
6.375%, 07/15/2028	6,629,000	7,969,501
Laboratory Corp. of America Holdings,
4.625%, 11/15/2020	468,000	492,480
LyondellBasell Industries NV,
6.000%, 11/15/2021(1)	1,100,000	1,221,883
Martin Marietta Materials, Inc.,
6.600%, 04/15/2018	75,000	75,970
McCormick & Co., Inc.,
3.150%, 08/15/2024	6,000,000	6,031,792
Mead Johnson Nutrition Co.,
3.000%, 11/15/2020	5,400,000	5,480,883
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	1,000,000	1,044,500
The Mosaic Co.,
4.250%, 11/15/2023	8,606,000	8,911,649
MPLX LP,
4.875%, 06/01/2025	10,192,000	10,922,968
Nabors Industries, Inc.,
6.150%, 02/15/2018	613,000	614,533
Noble Energy, Inc.,
4.150%, 12/15/2021	450,000	468,909
ONEOK Partners LP,
3.375%, 10/01/2022	3,336,000	3,359,376
ONEOK, Inc.,
7.500%, 09/01/2023	3,470,000	4,129,543
Pentair Finance SA,
2.900%, 09/15/2018(1)	4,232,000	4,248,653
Petrofac Ltd.,
3.400%, 10/10/2018(1)(2)	6,880,000	6,811,200
Phillips 66 Partners LP:
3.605%, 02/15/2025	2,000,000	2,015,001
3.750%, 03/01/2028	4,100,000	4,101,873
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,225,000	1,243,847
POSCO,
5.250%, 04/14/2021(1)(2)	3,000,000	3,202,612
R.R. Donnelley & Sons Co.,
7.625%, 06/15/2020	1,000,000	1,065,000
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	1,100,000	1,137,336
Republic Services, Inc.,
3.800%, 05/15/2018	4,000,000	4,027,655
Rockies Express Pipeline LLC,
5.625%, 04/15/2020(2)	1,000,000	1,047,500
Roper Technologies, Inc.,
3.800%, 12/15/2026	1,450,000	1,495,317
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	10,931,346
Samarco Mineracao SA,
5.375%, 09/26/2024(1)(2)(7)	1,675,000	1,139,000
Schlumberger Holdings Corp.,
2.350%, 12/21/2018(2)	4,500,000	4,510,101
Schneider Electric SE,
2.950%, 09/27/2022(1)(2)	2,000,000	2,010,038
Sherwin-Williams Co.,
3.125%, 06/01/2024	4,000,000	4,022,052
Smithfield Foods, Inc.:
2.700%, 01/31/2020(2)	7,118,000	7,071,550
2.650%, 10/03/2021(2)	8,000,000	7,893,867
Solvay Finance America LLC,
3.400%, 12/03/2020(2)	4,375,000	4,467,344
Sysco Corp.:
2.600%, 10/01/2020	7,600,000	7,632,585
2.500%, 07/15/2021	2,000,000	1,994,593
2.600%, 06/12/2022	150,000	148,957
TC PipeLines LP:
4.375%, 03/13/2025	5,500,000	5,721,621
3.900%, 05/25/2027	8,025,000	8,065,095
Telefonica Emisiones SAU:
3.192%, 04/27/2018(1)	1,000,000	1,003,551
5.462%, 02/16/2021(1)	400,000	432,685
Time Warner Cable LLC,
6.750%, 07/01/2018	2,000,000	2,044,330
Time Warner, Inc.:
6.875%, 06/15/2018	392,000	400,241
4.700%, 01/15/2021	1,325,000	1,399,831
4.750%, 03/29/2021	2,000,000	2,128,802
3.600%, 07/15/2025	4,000,000	4,008,947
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021(1)	556,000	667,119
TSMC Global Ltd.,
1.625%, 04/03/2018(1)(2)	3,800,000	3,793,301
Vale Overseas Ltd.:
4.375%, 01/11/2022(1)	2,775,000	2,869,350
6.250%, 08/10/2026(1)	3,460,000	4,008,410
Valero Energy Corp.:
9.375%, 03/15/2019	5,898,000	6,387,791
3.400%, 09/15/2026	4,500,000	4,518,295
Verizon Communications, Inc.:
4.150%, 03/15/2024	2,000,000	2,103,584
3.376%, 02/15/2025(2)	6,424,000	6,448,262
4.125%, 03/16/2027	3,000,000	3,128,139
Wabtec Corp.:
4.375%, 08/15/2023	3,125,000	3,209,912
3.450%, 11/15/2026	5,000,000	4,889,790
Walgreen Co.,
5.250%, 01/15/2019	605,000	623,320
Waste Management, Inc.,
3.125%, 03/01/2025	1,975,000	1,990,424
Wesfarmers Ltd.,
1.874%, 03/20/2018(1)(2)	3,900,000	3,899,866
WestRock MWV LLC,
7.375%, 09/01/2019	2,033,000	2,192,016
Williams Partners LP:
5.250%, 03/15/2020	1,000,000	1,056,324
4.125%, 11/15/2020	1,625,000	1,687,383
4.300%, 03/04/2024	2,500,000	2,618,384
Yara International ASA,
3.800%, 06/06/2026(1)(2)	300,000	297,616
Zoetis, Inc.:
3.250%, 02/01/2023	7,150,000	7,260,028
4.500%, 11/13/2025	2,000,000	2,179,779
3.000%, 09/12/2027	4,000,000	3,907,344
		567,751,746	19.2%
Utilities
Enel Finance International NV,
3.500%, 04/06/2028(1)(2)	5,300,000	5,184,077
Fortis, Inc.,
2.100%, 10/04/2021(1)	5,000,000	4,880,615
National Rural Utilities Cooperative Finance Corp.:
10.375%, 11/01/2018	3,694,000	3,946,390
2.000%, 01/27/2020	3,000,000	2,989,804
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,524,972
PSEG Power LLC,
5.125%, 04/15/2020	220,000	232,549
Public Service Co. of New Mexico,
7.950%, 05/15/2018	3,220,000	3,287,051
RGS I&M Funding Corp.,
9.820%, 06/07/2022	411,732	445,433
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	3,800,000	3,976,947
		27,467,838	0.9%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018(1)(2)	1,200,000	1,204,078
2.450%, 06/04/2020(1)(2)	2,650,000	2,648,481
Aetna, Inc.,
2.800%, 06/15/2023	4,000,000	3,936,724
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	3,000,000	2,988,210
Ally Financial, Inc.,
8.000%, 12/31/2018	96,000	100,560
American International Group, Inc.:
4.875%, 06/01/2022	6,000,000	6,524,288
4.125%, 02/15/2024	1,000,000	1,056,603
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	742,105
Anthem, Inc.,
3.350%, 12/01/2024	10,000,000	10,145,226
ANZ New Zealand (Int'l) Ltd.:
2.600%, 09/23/2019(1)(2)	4,140,000	4,154,732
2.850%, 08/06/2020(1)(2)	4,000,000	4,032,180
2.125%, 07/28/2021(1)(2)	1,200,000	1,175,830
Banco Santander SA,
3.500%, 04/11/2022(1)	4,400,000	4,486,450
Bank of America Corp.:
6.875%, 04/25/2018	1,000,000	1,015,277
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%)(3)	11,000,000	10,980,733
3.300%, 01/11/2023	3,350,000	3,427,050
4.000%, 04/01/2024	1,487,000	1,571,946
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%)(3)	3,000,000	2,993,120
3.705%, 04/24/2028 (3 Month LIBOR USD + 1.510%)(3)	5,000,000	5,131,970
3.419%, 12/20/2028 (3 Month LIBOR USD + 1.040%)(2)(3)	1,338,000	1,338,288
The Bank of Nova Scotia,
4.500%, 12/16/2025(1)	7,000,000	7,363,697
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.700%, 09/09/2018(1)(2)	2,550,000	2,563,480
2.150%, 09/14/2018(1)(2)	1,000,000	1,001,005
2.300%, 03/10/2019(1)(2)	1,125,000	1,125,524
2.300%, 03/05/2020(1)(2)	3,000,000	2,989,191
BanPonce Trust I,
8.327%, 02/01/2027	2,500,000	2,365,725
Barclays PLC:
2.000%, 03/16/2018(1)	2,600,000	2,600,016
3.250%, 01/12/2021(1)	2,000,000	2,019,206
3.684%, 01/10/2023(1)	7,000,000	7,103,443
4.337%, 01/10/2028(1)	2,275,000	2,354,545
BB&T Corp.,
6.850%, 04/30/2019	2,322,000	2,461,568
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,275,000	2,284,096
BNZ International Funding Ltd.:
2.350%, 03/04/2019(1)(2)	3,300,000	3,303,182
2.100%, 09/14/2021(1)(2)	10,000,000	9,760,266
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	12,136,212
BPCE SA:
5.700%, 10/22/2023(1)(2)	3,950,000	4,376,545
4.000%, 04/15/2024(1)	3,500,000	3,696,791
4.625%, 07/11/2024(1)(2)	10,000,000	10,514,481
Caisse Centrale Desjardins,
2.043%, 01/29/2018 (3 Month LIBOR USD + 0.670%)(1)(2)(3)	8,600,000	8,601,789
Capital One NA:
2.071%, 02/05/2018 (3 Month LIBOR USD + 0.680%)(3)	2,000,000	2,000,002
2.250%, 02/13/2019	3,500,000	3,495,402
2.650%, 08/08/2022	12,150,000	12,022,787
Citigroup, Inc.:
1.700%, 04/27/2018	1,500,000	1,498,507
2.050%, 12/07/2018	5,700,000	5,694,037
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%)(3)	2,000,000	1,989,979
3.750%, 06/16/2024	500,000	518,621
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.560%)(3)	9,000,000	9,315,736
Citizens Bank NA:
2.450%, 12/04/2019	8,500,000	8,505,722
2.550%, 05/13/2021	2,000,000	1,992,597
CNA Financial Corp.:
5.750%, 08/15/2021	1,385,000	1,516,488
4.500%, 03/01/2026	5,000,000	5,321,608
Comerica Bank,
2.500%, 06/02/2020	3,375,000	3,370,550
Commonwealth Bank of Australia:
1.750%, 11/02/2018(1)	4,500,000	4,490,232
5.000%, 10/15/2019(1)(2)	4,335,000	4,534,785
Compass Bank:
2.750%, 09/29/2019	8,000,000	8,022,126
2.875%, 06/29/2022	3,125,000	3,092,326
3.875%, 04/10/2025	4,200,000	4,213,383
Cooperatieve Rabobank UA:
2.500%, 01/19/2021(1)	8,175,000	8,212,418
4.625%, 12/01/2023(1)	3,400,000	3,644,641
Credit Agricole SA:
2.750%, 06/10/2020(1)(2)	3,000,000	3,020,712
3.375%, 01/10/2022(1)(2)	7,400,000	7,515,442
Credit Suisse AG,
5.300%, 08/13/2019(1)	3,220,000	3,372,085
Credit Suisse Group AG,
3.574%, 01/09/2023(1)(2)	1,000,000	1,016,711
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023(1)	8,700,000	8,972,261
Deutsche Bank AG:
2.950%, 08/20/2020(1)	3,000,000	3,003,788
3.125%, 01/13/2021(1)	2,175,000	2,187,810
4.250%, 10/14/2021(1)	7,000,000	7,282,556
3.300%, 11/16/2022(1)	3,000,000	2,984,710
Discover Bank,
2.600%, 11/13/2018	2,500,000	2,508,484
Discover Financial Services,
4.100%, 02/09/2027	9,000,000	9,218,982
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,475,506
First National Bank of Chicago Pass Through Trust,
8.080%, 01/05/2018	46,617	46,618
First Niagara Financial Group, Inc.,
6.750%, 03/19/2020	1,618,000	1,764,530
First Tennessee Bank NA,
2.950%, 12/01/2019	500,000	503,327
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	4,025,000	4,067,361
2.900%, 07/19/2018	1,000,000	1,004,546
7.500%, 02/15/2019	865,000	914,163
2.550%, 10/23/2019	2,000,000	2,003,762
2.350%, 11/15/2021	2,825,000	2,782,172
3.000%, 04/26/2022	5,000,000	5,019,602
3.500%, 01/23/2025	2,000,000	2,031,664
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.200%)(3)	3,500,000	3,485,898
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%)(3)	4,000,000	4,057,831
Great-West Life & Annuity Insurance Capital LP II,
3.957%, 05/16/2046 (3 Month LIBOR USD + 2.540%)(2)(3)	1,800,000	1,779,750
Guardian Life Global Funding,
2.000%, 04/26/2021(2)	4,000,000	3,918,342
The Hartford Financial Services Group, Inc.,
5.125%, 04/15/2022	500,000	545,638
Highmark, Inc.,
4.750%, 05/15/2021(2)	2,000,000	2,095,102
HSBC Finance Corp.,
6.676%, 01/15/2021	1,488,000	1,654,368
HSBC Holdings PLC,
3.600%, 05/25/2023(1)	2,500,000	2,572,145
HSBC USA, Inc.,
2.350%, 03/05/2020	3,500,000	3,499,560
Humana, Inc.,
2.900%, 12/15/2022	6,275,000	6,264,601
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	1,500,000	1,523,596
2.300%, 01/14/2022	1,300,000	1,279,067
The Huntington National Bank,
2.875%, 08/20/2020	3,500,000	3,528,905
ING Bank NV:
2.500%, 10/01/2019(1)(2)	2,475,000	2,481,240
5.000%, 06/09/2021(1)(2)	2,000,000	2,153,483
5.800%, 09/25/2023(1)(2)	8,865,000	9,948,618
Invesco Finance PLC,
3.125%, 11/30/2022(1)	4,500,000	4,553,854
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,000,000	10,100,029
Jefferies Group LLC,
6.875%, 04/15/2021	2,000,000	2,237,403
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.,
4.850%, 01/15/2027	1,425,000	1,514,971
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	2,325,000	2,823,093
JPMorgan Chase & Co.:
2.250%, 01/23/2020	7,875,000	7,869,731
2.295%, 08/15/2021	2,500,000	2,477,611
4.500%, 01/24/2022	3,000,000	3,210,157
2.595%, 10/24/2023 (3 Month LIBOR USD + 1.230%)(3)	5,000,000	5,129,456
KeyBank NA:
3.180%, 05/22/2022(2)	2,750,000	2,770,562
3.400%, 05/20/2026	2,200,000	2,191,791
LeasePlan Corp. NV,
2.500%, 05/16/2018(1)(2)	5,000,000	5,000,584
Liberty Mutual Group, Inc.,
4.250%, 06/15/2023(2)	2,000,000	2,107,464
Life Storage LP,
3.875%, 12/15/2027	8,000,000	7,970,565
Lloyds Bank PLC:
2.050%, 01/22/2019(1)	3,000,000	2,997,698
5.800%, 01/13/2020(1)(2)	2,900,000	3,089,353
Lloyds Banking Group PLC,
3.000%, 01/11/2022(1)	7,000,000	7,034,925
Macquarie Bank Ltd.:
2.400%, 01/21/2020(1)(2)	1,000,000	997,550
6.625%, 04/07/2021(1)(2)	5,482,000	6,050,047
Macquarie Group Ltd.,
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.020%)(1)(2)(3)	5,000,000	4,965,200
Manufacturers & Traders Trust Co.,
3.400%, 08/17/2027	4,600,000	4,653,610
Manulife Financial Corp.,
4.900%, 09/17/2020(1)	2,375,000	2,513,935
Marsh & McLennan Companies, Inc.,
2.550%, 10/15/2018	1,000,000	1,003,627
MBIA Insurance Corp.,
12.619%, 01/15/2033 (3 Month LIBOR USD + 11.260%)(2)(3)(7)	500,000	225,000
Metropolitan Life Global Funding I,
3.000%, 01/10/2023(2)	1,300,000	1,310,693
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021(1)	3,000,000	2,945,710
2.998%, 02/22/2022(1)	2,575,000	2,591,358
Mizuho Bank Ltd.:
2.150%, 10/20/2018(1)(2)	4,500,000	4,498,943
2.450%, 04/16/2019(1)(2)	500,000	500,367
Mizuho Financial Group, Inc.,
2.601%, 09/11/2022(1)	5,000,000	4,921,314
Morgan Stanley:
6.625%, 04/01/2018	1,700,000	1,718,624
7.300%, 05/13/2019	3,150,000	3,358,248
2.375%, 07/23/2019	1,000,000	1,001,125
2.765%, 10/24/2023 (3 Month LIBOR USD + 1.400%)(3)	7,000,000	7,199,134
3.125%, 07/27/2026	4,525,000	4,463,142
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	230,640
Nationwide Building Society,
2.350%, 01/21/2020(1)(2)	3,000,000	2,998,113
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	1,303,000	1,403,842
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031(2)	2,195,000	3,164,701
Nomura Holdings, Inc.,
6.700%, 03/04/2020(1)	1,000,000	1,083,472
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	6,000,000	6,177,893
People's United Bank NA,
4.000%, 07/15/2024	5,000,000	5,049,878
Pricoa Global Funding I,
2.450%, 09/21/2022(2)	1,250,000	1,238,774
Principal Life Global Funding II:
2.200%, 04/08/2020(2)	2,000,000	1,992,381
3.000%, 04/18/2026(2)	7,000,000	6,933,143
Protective Life Corp.,
7.375%, 10/15/2019	2,500,000	2,709,604
Protective Life Global Funding,
2.700%, 11/25/2020(2)	3,000,000	3,013,184
Prudential Financial, Inc.,
7.375%, 06/15/2019	850,000	912,763
Regions Bank,
7.500%, 05/15/2018	2,475,000	2,524,561
Regions Financial Corp.,
2.750%, 08/14/2022	4,725,000	4,710,136
Reliance Standard Life Global Funding II,
3.050%, 01/20/2021(2)	5,000,000	5,067,912
Santander Holdings USA, Inc.,
2.700%, 05/24/2019	2,000,000	2,004,361
Santander UK Group Holdings PLC,
3.125%, 01/08/2021(1)	2,325,000	2,346,869
Santander UK PLC:
3.050%, 08/23/2018(1)	1,175,000	1,183,041
5.000%, 11/07/2023(1)(2)	1,475,000	1,576,125
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020(1)(2)	8,500,000	8,505,270
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022(1)(2)	4,000,000	3,961,230
Societe Generale SA:
2.625%, 10/01/2018(1)	1,000,000	1,004,161
2.775%, 10/01/2018 (3 Month LIBOR USD + 1.080%)(1)(3)	2,500,000	2,517,483
2.500%, 04/08/2021(1)(2)	2,150,000	2,138,928
5.200%, 04/15/2021(1)(2)	1,250,000	1,346,291
5.000%, 01/17/2024(1)(2)	3,150,000	3,362,891
Standard Chartered PLC:
1.993%, 04/17/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	8,500,000	8,509,095
2.100%, 08/19/2019(1)(2)	3,200,000	3,179,718
Stifel Financial Corp.,
4.250%, 07/18/2024	4,156,000	4,257,071
Sumitomo Mitsui Banking Corp.:
2.500%, 07/19/2018(1)	3,000,000	3,010,602
2.250%, 07/11/2019(1)	2,000,000	1,999,293
Sumitomo Mitsui Financial Group, Inc.,
2.442%, 10/19/2021(1)	6,200,000	6,134,690
Sumitomo Mitsui Trust Bank Ltd.,
2.050%, 03/06/2019(1)(2)	12,000,000	11,968,909
SunTrust Bank:
7.250%, 03/15/2018	1,506,000	1,521,395
3.300%, 05/15/2026	9,000,000	8,913,523
Svenska Handelsbanken AB:
2.500%, 01/25/2019(1)	1,000,000	1,003,850
2.400%, 10/01/2020(1)	5,000,000	5,005,205
Swedbank AB:
1.750%, 03/12/2018(1)(2)	3,250,000	3,247,985
2.375%, 02/27/2019(1)(2)	2,600,000	2,604,155
2.650%, 03/10/2021(1)(2)	3,800,000	3,811,844
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	5,127,051
4.250%, 08/15/2024	5,275,000	5,469,419
3.700%, 08/04/2026	3,000,000	2,957,763
Trinity Acquisition PLC,
4.400%, 03/15/2026(1)	1,125,000	1,189,787
UBS Group Funding Switzerland AG:
2.950%, 09/24/2020(1)(2)	6,225,000	6,289,862
2.650%, 02/01/2022(1)(2)	5,000,000	4,943,383
3.491%, 05/23/2023(1)(2)	3,050,000	3,098,537
Voya Financial, Inc.:
2.900%, 02/15/2018	696,000	696,680
3.125%, 07/15/2024	3,000,000	2,973,013
3.650%, 06/15/2026	2,000,000	2,022,607
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019(2)	200,000	201,080
3.250%, 10/05/2020(2)	7,500,000	7,631,334
Wells Fargo & Co.:
2.150%, 01/30/2020	7,000,000	6,984,651
2.610%, 10/31/2023 (3 Month LIBOR USD + 1.230%)(3)	5,000,000	5,132,942
Westpac Banking Corp.:
1.600%, 01/12/2018(1)	1,250,000	1,249,958
4.875%, 11/19/2019(1)	2,775,000	2,909,065
2.100%, 05/13/2021(1)	5,000,000	4,941,311
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	3,250,000	3,536,527
		726,888,322	24.6%
Total Corporate Bonds		1,322,107,906	44.7%

Taxable Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	5,000,000	5,055,700
Alaska Municipal Bond Bank Authority:
4.309%, 08/01/2018	1,000,000	1,013,540
4.459%, 08/01/2019	1,340,000	1,386,686
California Qualified School Bond Joint Powers Authority,
5.955%, 03/01/2019	3,375,000	3,484,316
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,605,200
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,151,960
City of Berwyn IL,
5.790%, 12/01/2022	5,095,000	5,375,582
City of Bristol VA,
3.668%, 10/01/2022 (Callable 10/01/2020)	7,500,000	7,620,750
County of Cook IL,
5.240%, 11/15/2025 (Callable 11/15/2021)	2,345,000	2,551,688
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,126,778
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,098,530
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/29/2018)	650,000	660,823
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,485,000	1,481,540
New Jersey Economic Development Authority:
2.435%, 02/15/2019	4,450,000	4,326,290
2.948%, 02/15/2021	3,000,000	2,719,470
2.970%, 02/15/2022	2,000,000	1,751,320
North Carolina Housing Finance Agency:
4.000%, 01/01/2030 (Callable 07/01/2021)	260,000	264,454
3.000%, 01/01/2033 (Callable 01/01/2025)	4,560,000	4,548,737
North East Texas Independent School District,
5.240%, 08/01/2027	2,100,000	2,442,363
Public Finance Authority:
2.625%, 11/01/2019 (Callable 05/01/2018)	3,000,000	2,967,390
2.820%, 03/01/2020 (Callable 09/01/2018)	2,000,000	1,995,600
South Dakota Housing Development Authority,
2.700%, 11/01/2036 (Callable 11/01/2025)	1,780,000	1,754,617
Winnebago & Boone Counties School District No. 205:
3.800%, 12/01/2026 (Callable 12/01/2025)	2,200,000	2,232,626
3.950%, 12/01/2027 (Callable 12/01/2025)	1,700,000	1,726,350
		63,342,310	2.1%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-2, Class D, 8.800%, 01/25/2019	579	591
Series 1990-108, Class G, 7.000%, 09/25/2020	1,546	1,607
Series G-29, Class O, 8.500%, 09/25/2021	246	263
Series 1991-137, Class H, 7.000%, 10/25/2021	13,428	14,086
Series 1993-32, Class H, 6.000%, 03/25/2023	9,802	10,375
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	50,349	52,602
6.000%, 07/01/2028	4,778	5,397
Federal Home Loan Mortgage Corp. (FHLMC):
Series 74, Class F, 6.000%, 10/15/2020	428	438
Series 1395, Class G, 6.000%, 10/15/2022	4,718	4,966
Government National Mortgage Association (GNMA),
Series 1999-4, Class ZB, 6.000%, 02/20/2029	62,802	63,008
		153,333	0.0%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust,
Series 2005-4, Class A1, 1.792%, 12/25/2035 (1 Month LIBOR USD + 0.240%)(3)	2,066,897	2,064,087
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	122,885	122,844
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021(2)	122,409	119,669
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	203,348	198,737
Series 2004-8CB, Class A, 1.822%, 06/25/2034 (1 Month LIBOR USD + 0.270%)(3)	2,977,570	2,982,736
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035(8)	42,486	41,591
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027	4,443	4,640
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 1.892%, 11/25/2035 (1 Month LIBOR USD + 0.340%)(3)	1,251,887	1,250,548
Series 2005-W5, Class A1, 1.787%, 01/25/2036 (1 Month LIBOR USD + 0.240%)(3)	8,083,103	8,015,200
Banc of America Alternative Loan Trust:
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	90,662	91,288
Series 2005-6, Class 7A1, 5.500%, 07/25/2020(8)	5,614	5,355
Series 2006-2, Class 7A1, 6.000%, 03/25/2021(8)	108,495	101,537
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046(8)	291,555	275,848
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	2,976,488	3,169,678
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.925%, 07/25/2034(4)	1,389,901	1,379,526
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033(6)	54,399	55,115
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028(6)	3,921	3,976
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035(4)	2,233	2,290
Series 2005-1, Class AF6, 5.030%, 07/25/2035(4)	147,418	150,066
Series 2006-13, Class 1AF3, 4.465%, 01/25/2037(4)	81,645	155,223
Series 2006-9, Class 1AF3, 4.527%, 10/25/2046(4)(8)	693,832	628,377
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	1,086	1,047
Series 1999-2, Class A7F, 7.030%, 08/15/2030	262,363	311,522
GSAMP Trust,
Series 2005-WMC2, Class A1B, 2.172%, 11/25/2035 (1 Month LIBOR USD + 0.620%)(3)	1,627,086	1,630,880
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029(6)	1,261	1,261
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	144,726	154,869
Series 2006-A1, Class 2A1, 3.481%, 03/25/2036(4)(8)	399,214	363,083
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.682%, 07/25/2036 (1 Month LIBOR USD + 0.130%)(3)	2,344,802	2,337,370
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	47,615	47,624
Series 2004-3, Class 1A1, 5.000%, 03/25/2019	12,422	12,438
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	19,252	19,427
MortgageIT Trust,
Series 2005-3, Class A1, 2.152%, 08/25/2035 (1 Month LIBOR USD + 0.600%)(3)	5,921,734	5,781,820
New Century Home Equity Loan Trust:
Series 2005-C, Class A1, 1.782%, 12/25/2035 (1 Month LIBOR USD + 0.230%)(3)	2,401,322	2,391,797
Series 2005-C, Class A2C, 1.802%, 12/25/2035 (1 Month LIBOR USD + 0.250%)(3)	1,207,642	1,206,134
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%, 03/25/2057(2)(4)	4,832,307	4,994,701
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A3, 1.722%, 03/25/2036 (1 Month LIBOR USD + 0.170%)(3)	1,920,452	1,918,000
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019	6,439	6,413
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	11,605	11,708
Saxon Asset Securities Trust,
Series 2005-4, Class A1B, 1.932%, 11/25/2037 (1 Month LIBOR USD + 0.380%)(3)	1,518,629	1,519,835
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.877%, 10/25/2035 (1 Month LIBOR USD + 0.330%)(2)(3)	242,526	242,521
Soundview Home Loan Trust,
Series 2003-2, Class A2, 2.852%, 11/25/2033 (1 Month LIBOR USD + 1.300%)(3)	1,836,385	1,869,215
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 2.222%, 10/25/2035 (1 Month LIBOR USD + 0.670%)(3)	1,906,538	1,897,733
Series 2006-BC1, Class A2D, 1.852%, 12/25/2036 (1 Month LIBOR USD + 0.300%)(3)	4,520,741	4,521,622
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 2.552%, 10/25/2034 (1 Month LIBOR USD + 1.000%)(3)	3,086,248	3,084,528
Structured Asset Securities Corp.,
Series 2004-22, Class A2, 5.035%, 01/25/2035(6)	2,737,064	2,857,035
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.311%, 10/25/2043(4)	4,355,517	4,410,388
Towd Point Mortgage Trust:
Series 2015-5, Class A1B, 2.750%, 05/25/2055(2)(4)	3,068,795	3,069,497
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	2,777,284	2,796,562
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	7,772,516	7,762,541
Series 2017-5, Class A1, 2.152%, 02/25/2057 (1 Month LIBOR USD + 0.600%)(2)(3)	8,382,352	8,392,586
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	90,942	91,455
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	114,959	115,889
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	67,076	68,368
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	63,155	63,847
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	40,076	40,728
Series 2004-AR3, Class A1, 3.176%, 06/25/2034(4)	3,488,814	3,551,123
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	3,016,454	3,192,378
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class A33, 2.552%, 10/25/2034 (1 Month LIBOR USD + 1.000%)(3)	3,162,597	3,175,134
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 3.473%, 06/25/2035(4)	4,755,241	4,872,720
		99,604,130	3.4%
		99,757,463	3.4%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K004, Class A2, 4.186%, 08/25/2019	8,095,000	8,324,840
Series K005, Class A2, 4.317%, 11/25/2019	6,475,000	6,692,656
Series K006, Class A2, 4.251%, 01/25/2020	2,993,000	3,100,216
Series K713, Class A2, 2.313%, 03/25/2020	4,450,000	4,453,045
Series K015, Class A2, 3.230%, 07/25/2021	2,950,000	3,030,162
Series K717, Class A2, 2.991%, 09/25/2021	14,569,000	14,878,934
Series K720, Class A2, 2.716%, 06/25/2022	15,850,000	16,029,346
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	14,267,597
Series K050, Class A2, 3.334%, 08/25/2025(4)	12,150,000	12,637,336
Series K071, Class A2, 3.286%, 11/25/2050	7,075,000	7,308,645
		90,722,777	3.1%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,050,000	11,208,643
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	11,675,000	11,767,133
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	10,000,000	10,706,514
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2011-C5, Class A3, 4.171%, 08/15/2046	9,580,154	10,034,802
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%, 02/15/2046	9,540,000	9,620,504
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	5,000,000	5,092,320
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/15/2047	16,400,000	16,726,236
Series 2015-P2, Class ASB, 3.656%, 12/15/2048	11,175,000	11,623,781
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,875,000	9,121,162
Series 2014-C21, Class A2, 2.917%, 08/15/2047	2,435,234	2,458,728
Series 2014-C24, Class ASB, 3.324%, 11/15/2047	8,652,000	8,845,554
Series 2013-C12, Class ASB, 2.838%, 03/15/2048	8,750,000	8,826,050
		116,031,427	3.9%
		206,754,204	7.0%
Other Asset Backed Securities
American Express Credit Account Master Trust,
Series 2017-1, Class A, 1.930%, 09/15/2022	12,000,000	11,944,727
Chesapeake Funding II LLC,
Series 2017-3A, Class A1, 1.910%, 08/15/2029(2)	6,925,000	6,889,861
Citibank Credit Card Issuance Trust,
Series 2017-A3, Class A3, 1.920%, 04/07/2022	13,375,000	13,291,565
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	118,793	122,138
Series 1998-3, Class A5, 6.220%, 03/01/2030	235,482	250,207
Series 1998-4, Class A5, 6.180%, 04/01/2030	100,273	105,344
Series 1998-7, Class A1, 6.320%, 07/01/2030	2,078,685	2,175,591
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	10,925,000	10,790,885
Ford Credit Auto Owner Trust:
Series 2014-1, Class A, 2.260%, 11/15/2025(2)	10,859,000	10,881,071
Series 2014-2, Class A, 2.310%, 04/15/2026(2)	11,750,000	11,767,315
Korea Housing Finance Corp.,
1.625%, 09/15/2018(1)(2)	1,050,000	1,041,915
MMAF Equipment Finance LLC,
Series 2017-AA, Class A3, 2.040%, 02/16/2022(2)	6,250,000	6,217,724
Oakwood Mortgage Investors, Inc.,
6.450%, 12/15/2023	48,960	49,538
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024(2)	81,238	81,253
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022(2)	8,525,000	8,488,251
SoFi Consumer Loan Program,
Series 2017-3, Class A, 2.770%, 05/25/2026(2)	4,454,646	4,456,261
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A, 2.220%, 01/15/2022	8,375,000	8,385,796
World Financial Network Credit Card Master Trust,
Series 2017-C, Class A, 2.310%, 08/15/2024	5,850,000	5,825,462
		102,764,904	3.6%
Total Long-Term Investments (Cost $2,917,894,468)		2,915,219,060	98.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	65,905,478	65,905,478
Total Short-Term Investment (Cost $65,905,478)		65,905,478	2.2%
Total Investments (Cost $2,983,799,946)		2,981,124,538	100.9%
Liabilities in Excess of Other Assets		(25,221,998)	(0.9)%
TOTAL NET ASSETS		$2,955,902,540	100.0%

Notes to Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $522,817,095, which represents 17.69% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2017.
(7)	Security in default.
(8)	Security that, on the last payment date, missed a partial principal or interest payment.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$1,077,986,565	$–	$1,077,986,565
Other Government Related Securities	–	42,505,708	–	42,505,708
Corporate Bonds	–	1,322,107,906	–	1,322,107,906
Taxable Municipal Bonds	–	63,342,310	–	63,342,310
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	153,333	–	153,333
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	99,604,130	–	99,604,130
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	90,722,777	–	90,722,777
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	116,031,427	–	116,031,427
Other Asset Backed Securities	–	102,764,904	–	102,764,904
Total Long-Term Investments	–	2,915,219,060	–	2,915,219,060
Short-Term Investment
Money Market Mutual Fund	65,905,478	–	–	65,905,478
Total Short-Term Investment	65,905,478	–	–	65,905,478
Total Investments	$65,905,478	$2,915,219,060	$–	$2,981,124,538

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$361,655,000	$355,721,598
1.875%, 03/31/2022	367,675,000	363,524,295
2.500%, 05/15/2024	356,975,000	361,004,912
2.250%, 11/15/2025	169,750,000	168,258,057
2.000%, 11/15/2026	194,675,000	188,401,294
3.500%, 02/15/2039	462,355,900	528,079,070
2.875%, 05/15/2043	699,525,000	719,281,118
		2,684,270,344	18.6%
Other Government Related Securities
CNOOC Finance (2015) Australia Pty Ltd.,
2.625%, 05/05/2020(1)	14,500,000	14,463,850
CNPC General Capital Ltd.,
2.750%, 05/14/2019(1)(2)	2,000,000	2,003,591
Comision Federal de Electricidad,
4.875%, 01/15/2024(1)(2)	2,678,000	2,855,417
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	6,107,000	6,506,337
Export-Import Bank of Korea,
2.250%, 01/21/2020(1)	11,000,000	10,884,225
Industrial Bank of Korea,
2.000%, 04/23/2020(1)(2)	7,000,000	6,858,045
The Korea Development Bank,
2.250%, 05/18/2020(1)	2,000,000	1,970,863
Korea Electric Power Corp.,
6.750%, 08/01/2027(1)	1,932,000	2,479,002
Korea Gas Corp.,
4.250%, 11/02/2020(1)(2)	2,321,000	2,404,092
Nexen Energy ULC:
6.400%, 05/15/2037(1)	3,392,000	4,424,101
7.500%, 07/30/2039(1)	4,175,000	6,167,878
Petroleos Mexicanos:
8.000%, 05/03/2019(1)	7,000,000	7,476,000
5.500%, 01/21/2021(1)	5,600,000	5,941,600
4.875%, 01/24/2022(1)	4,000,000	4,169,000
4.500%, 01/23/2026(1)	2,500,000	2,495,500
6.625%, 06/15/2035(1)	893,000	954,028
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,591,221
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020(1)(2)	15,000,000	14,920,898
3.250%, 04/28/2025(1)(2)	10,000,000	9,929,572
Sinopec Group Overseas Development [2016] Ltd.,
3.500%, 05/03/2026(1)(2)	13,450,000	13,538,474
Sinopec Group Overseas Development [2017] Ltd:
2.250%, 09/13/2020(1)(2)	9,125,000	9,004,486
3.000%, 04/12/2022(1)(2)	15,000,000	14,977,350
		146,015,530	1.0%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
7.300%, 04/30/2028	6,350,000	8,225,889
6.150%, 03/01/2037	2,570,000	3,365,783
6.750%, 01/09/2038	5,650,000	7,712,590
Abbott Laboratories:
4.750%, 11/30/2036	33,949,000	38,145,129
4.900%, 11/30/2046	4,700,000	5,388,536
AbbVie, Inc.:
2.500%, 05/14/2020	9,500,000	9,529,276
4.500%, 05/14/2035	9,000,000	9,885,075
4.300%, 05/14/2036	6,000,000	6,429,171
Actavis Funding SCS:
3.850%, 06/15/2024(1)	12,067,000	12,365,575
3.800%, 03/15/2025(1)	12,000,000	12,216,561
4.550%, 03/15/2035(1)	8,000,000	8,465,330
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	3,749,000	3,987,298
Agrium, Inc.,
3.375%, 03/15/2025(1)	2,625,000	2,637,145
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	7,000,000	6,917,750
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	2,668,000	2,672,155
Amgen, Inc.,
4.400%, 05/01/2045	12,300,000	13,382,874
Anadarko Finance Co.,
7.500%, 05/01/2031(1)	7,170,000	9,203,401
Anadarko Petroleum Corp.,
8.700%, 03/15/2019	2,432,000	2,607,543
Analog Devices, Inc.,
3.125%, 12/05/2023	10,000,000	10,020,270
Anglo American Capital PLC,
9.375%, 04/08/2019(1)(2)	1,785,000	1,935,537
Anheuser-Busch InBev Finance, Inc.,
2.650%, 02/01/2021	6,300,000	6,331,612
Apple, Inc.,
2.400%, 05/03/2023	2,678,000	2,650,442
AT&T, Inc.:
3.950%, 01/15/2025	5,000,000	5,119,321
3.400%, 05/15/2025	23,200,000	22,809,089
4.125%, 02/17/2026	7,650,000	7,824,847
3.900%, 08/14/2027	4,125,000	4,152,562
5.250%, 03/01/2037	10,000,000	10,576,238
4.800%, 06/15/2044	1,375,000	1,359,987
4.750%, 05/15/2046	5,000,000	4,890,235
5.150%, 11/15/2046(2)	10,599,000	10,832,521
5.150%, 02/14/2050	10,000,000	10,124,643
Baxalta, Inc.,
2.875%, 06/23/2020	5,000,000	5,032,295
Bayer US Finance LLC,
2.375%, 10/08/2019(2)	10,000,000	10,005,551
Becton Dickinson and Co.:
2.675%, 12/15/2019	4,007,000	4,021,482
3.250%, 11/12/2020	7,000,000	7,100,419
3.363%, 06/06/2024	6,300,000	6,317,600
3.734%, 12/15/2024	4,000,000	4,096,785
4.875%, 05/15/2044	10,815,000	11,558,084
Boardwalk Pipelines LP:
5.950%, 06/01/2026	22,721,000	25,344,156
4.450%, 07/15/2027	7,000,000	7,121,375
Boral Finance Pty Ltd.,
3.000%, 11/01/2022(1)(2)	6,000,000	5,947,504
Boston Scientific Corp.:
2.650%, 10/01/2018	10,000,000	10,039,465
2.850%, 05/15/2020	7,000,000	7,055,498
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
3.125%, 01/15/2025(2)	12,000,000	11,471,578
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	6,933,000	7,510,351
3.500%, 11/24/2020	12,235,000	12,490,241
3.000%, 09/25/2022	15,000,000	14,888,287
3.250%, 08/15/2026	11,550,000	11,037,980
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,000,000	3,260,079
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037(1)	982,000	1,246,111
Carlisle Cos, Inc.,
3.500%, 12/01/2024	5,000,000	5,039,507
Celgene Corp.:
3.550%, 08/15/2022	6,450,000	6,643,689
4.000%, 08/15/2023	2,477,000	2,606,001
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027(1)(2)	12,000,000	11,917,800
CF Industries, Inc.:
3.450%, 06/01/2023	21,000,000	20,711,250
5.150%, 03/15/2034	3,000,000	3,060,000
Charter Communications Operating LLC,
4.464%, 07/23/2022	13,773,000	14,370,048
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.384%, 10/23/2035	5,800,000	6,772,226
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.127%, 05/01/2020 (3 Month LIBOR USD + 0.750%)(2)(3)	25,000,000	25,226,270
CK Hutchison International Ltd.,
2.875%, 04/05/2022(1)(2)	8,000,000	7,970,509
Columbia Pipeline Group, Inc.:
2.450%, 06/01/2018	4,004,000	4,006,367
3.300%, 06/01/2020	14,575,000	14,783,175
4.500%, 06/01/2025	2,819,000	3,001,504
Comcast Corp.:
4.250%, 01/15/2033	5,712,000	6,225,881
3.200%, 07/15/2036	6,000,000	5,705,502
3.969%, 11/01/2047	8,622,000	8,907,209
ConAgra Foods, Inc.:
4.950%, 08/15/2020	332,000	350,804
9.750%, 03/01/2021	4,548,000	5,449,190
7.125%, 10/01/2026	6,441,000	7,856,458
7.000%, 10/01/2028	4,300,000	5,327,413
ConocoPhillips Co.,
2.316%, 05/15/2022 (3 Month LIBOR USD + 0.900%)(3)	8,425,000	8,608,180
Continental Airlines Pass Through Trust,
6.900%, 01/02/2018	12,304	12,304
Corning, Inc.,
4.375%, 11/15/2057	9,000,000	8,934,326
Cox Communications, Inc.:
3.850%, 02/01/2025(2)	7,525,000	7,700,358
4.800%, 02/01/2035(2)	9,000,000	9,171,505
8.375%, 03/01/2039(2)	19,011,000	26,749,770
4.600%, 08/15/2047(2)	5,000,000	5,046,416
Crane Co.,
2.750%, 12/15/2018	10,000,000	10,044,798
CVS Health Corp.,
3.500%, 07/20/2022	7,000,000	7,130,211
Daimler Finance North America LLC,
1.500%, 07/05/2019(2)	10,700,000	10,574,823
Danone SA,
2.589%, 11/02/2023(1)(2)	19,600,000	19,114,050
DCP Midstream LLC,
9.750%, 03/15/2019(2)	5,065,000	5,476,531
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030(1)	1,661,000	2,457,600
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019(2)	8,947,000	9,059,083
4.420%, 06/15/2021(2)	50,575,000	52,700,121
Dominion Gas Holdings LLC,
2.800%, 11/15/2020	7,275,000	7,330,867
The Dow Chemical Co.,
8.550%, 05/15/2019	26,000,000	28,162,677
DXC Technology Co.:
2.431%, 03/01/2021 (3 Month LIBOR USD + 0.950%)(3)	8,000,000	8,019,577
4.250%, 04/15/2024	34,725,000	36,170,997
4.750%, 04/15/2027	1,215,000	1,292,046
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	5,030,312
Enbridge Energy Partners LP,
7.375%, 10/15/2045	10,000,000	13,287,641
Energy Transfer Partners LP:
9.700%, 03/15/2019	893,000	966,485
4.150%, 10/01/2020	10,000,000	10,326,463
4.050%, 03/15/2025	26,585,000	26,565,123
Ensco PLC,
5.200%, 03/15/2025(1)	4,000,000	3,400,000
Enterprise Products Operating LLC,
3.700%, 02/15/2026	8,350,000	8,549,907
EQT Midstream Partners LP:
4.000%, 08/01/2024	3,000,000	3,011,486
4.125%, 12/01/2026	10,000,000	9,958,169
ERAC USA Finance LLC:
2.350%, 10/15/2019(2)	4,000,000	3,988,586
3.300%, 12/01/2026(2)	20,225,000	20,052,879
Express Scripts Holding Co.:
3.300%, 02/25/2021	2,350,000	2,386,882
4.750%, 11/15/2021	5,000,000	5,327,144
3.900%, 02/15/2022	10,000,000	10,348,575
3.050%, 11/30/2022	10,000,000	9,983,011
3.000%, 07/15/2023	5,512,000	5,473,679
3.500%, 06/15/2024	9,000,000	9,079,606
Federal Express Corp. Pass Through Trust,
6.845%, 01/15/2019	772,729	788,184
FedEx Corp.,
3.200%, 02/01/2025	6,000,000	6,076,453
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	5,577,000	5,730,218
3.500%, 04/15/2023	12,188,000	12,459,389
3.875%, 06/05/2024	582,000	607,519
4.500%, 08/15/2046	11,100,000	11,570,392
Fiserv, Inc.:
2.700%, 06/01/2020	10,000,000	10,062,475
4.625%, 10/01/2020	1,785,000	1,883,668
3.500%, 10/01/2022	5,410,000	5,568,285
FMC Corp.,
4.100%, 02/01/2024	6,400,000	6,607,318
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023(1)	5,000,000	4,947,313
4.375%, 05/10/2043(1)	4,374,000	4,606,386
Ford Motor Credit Co. LLC:
2.240%, 06/15/2018	6,250,000	6,255,911
2.375%, 03/12/2019	6,806,000	6,808,441
2.597%, 11/04/2019	10,000,000	10,006,544
3.200%, 01/15/2021	25,000,000	25,349,922
3.336%, 03/18/2021	7,500,000	7,617,264
3.339%, 03/28/2022	5,000,000	5,057,899
2.979%, 08/03/2022	13,000,000	12,954,120
Forest Laboratories, Inc.,
5.000%, 12/15/2021(2)	24,000,000	25,667,432
Fortive Corp.,
2.350%, 06/15/2021	5,125,000	5,080,156
Freeport-McMoRan, Inc.,
6.750%, 02/01/2022	2,649,000	2,741,715
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024(2)	10,000,000	10,665,638
General Electric Co.:
2.200%, 01/09/2020	1,432,000	1,430,540
5.550%, 05/04/2020	1,585,000	1,696,383
4.650%, 10/17/2021	1,534,000	1,651,558
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	9,000,000	9,002,183
2.350%, 10/04/2019	6,800,000	6,780,007
2.650%, 04/13/2020	3,500,000	3,500,738
2.450%, 11/06/2020	9,000,000	8,932,314
4.200%, 03/01/2021	30,000,000	31,198,645
4.375%, 09/25/2021	2,675,000	2,813,806
3.450%, 01/14/2022	5,000,000	5,067,475
3.150%, 06/30/2022	6,000,000	5,995,334
Georgia-Pacific LLC,
2.539%, 11/15/2019(2)	19,125,000	19,193,988
Gilead Sciences, Inc.,
4.600%, 09/01/2035	4,600,000	5,183,161
Glencore Funding LLC:
2.500%, 01/15/2019(2)	4,463,000	4,465,901
4.125%, 05/30/2023(2)	6,746,000	6,978,737
4.625%, 04/29/2024(2)	30,620,000	32,328,596
4.000%, 04/16/2025(2)	4,450,000	4,494,688
4.000%, 03/27/2027(2)	17,550,000	17,620,508
3.875%, 10/27/2027(2)	2,000,000	1,973,520
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022(1)(2)	13,157,000	13,877,287
3.875%, 06/27/2024(1)(2)	18,220,000	18,790,405
4.700%, 11/10/2047(1)(2)	20,000,000	20,179,200
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,731,135
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025(2)	5,000,000	5,402,038
Halliburton Co.,
3.800%, 11/15/2025	9,000,000	9,353,396
Harris Corp.:
2.700%, 04/27/2020	4,000,000	4,016,079
3.832%, 04/27/2025	5,000,000	5,181,665
Hewlett Packard Enterprise Co.:
2.850%, 10/05/2018	8,875,000	8,917,770
2.100%, 10/04/2019(2)	11,000,000	10,924,709
3.600%, 10/15/2020	10,000,000	10,209,989
4.400%, 10/15/2022	15,150,000	15,921,230
Holcim US Finance Sarl & Cie SCS,
6.000%, 12/30/2019(1)(2)	1,232,000	1,307,024
HP, Inc.,
4.650%, 12/09/2021	11,395,000	12,111,891
Hubbell, Inc.,
3.150%, 08/15/2027	11,700,000	11,624,674
Hutchison Whampoa International Ltd.:
7.625%, 04/09/2019(1)(2)	8,288,000	8,813,542
5.750%, 09/11/2019(1)(2)	9,150,000	9,636,899
3.625%, 10/31/2024(1)(2)	7,850,000	8,046,658
Hyundai Capital America:
2.500%, 03/18/2019(2)	4,275,000	4,264,594
2.000%, 07/01/2019(2)	8,600,000	8,497,055
2.750%, 09/18/2020(2)	6,000,000	5,957,208
3.000%, 03/18/2021(2)	15,000,000	14,964,821
3.100%, 04/05/2022(2)	17,825,000	17,729,972
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020(1)(2)	5,150,000	5,093,285
Ingersoll-Rand Luxembourg Finance SA,
2.625%, 05/01/2020(1)	2,650,000	2,649,283
The JM Smucker Co.,
3.500%, 03/15/2025	5,000,000	5,107,908
Johnson Controls International PLC:
6.000%, 01/15/2036(1)	1,168,000	1,458,526
4.500%, 02/15/2047(1)	4,400,000	4,833,790
4.950%, 07/02/2064(1)(6)	2,400,000	2,643,732
Keysight Technologies, Inc.:
3.300%, 10/30/2019	16,500,000	16,656,125
4.600%, 04/06/2027	32,450,000	34,153,487
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	893,000	953,370
4.300%, 05/01/2024	10,000,000	10,411,577
6.950%, 01/15/2038	2,008,000	2,496,639
6.500%, 09/01/2039	893,000	1,053,916
7.500%, 11/15/2040	4,017,000	5,141,398
Kinder Morgan, Inc.:
5.000%, 02/15/2021(2)	4,155,000	4,408,473
5.625%, 11/15/2023(2)	5,017,000	5,539,294
7.800%, 08/01/2031	14,995,000	19,340,968
7.750%, 01/15/2032	13,170,000	17,007,124
Kraft Heinz Foods Co.:
2.800%, 07/02/2020	4,000,000	4,023,061
3.000%, 06/01/2026	10,000,000	9,622,802
5.000%, 07/15/2035	14,740,000	16,092,726
Laboratory Corp. of America Holdings:
2.500%, 11/01/2018	11,345,000	11,379,814
3.200%, 02/01/2022	2,400,000	2,446,904
Lafarge SA,
7.125%, 07/15/2036(1)	893,000	1,172,870
Lockheed Martin Corp.,
3.100%, 01/15/2023	5,000,000	5,080,423
Magellan Midstream Partners LP,
3.200%, 03/15/2025	5,000,000	4,919,020
Marathon Petroleum Corp.:
3.400%, 12/15/2020	10,825,000	11,060,928
3.625%, 09/15/2024	1,600,000	1,631,726
4.750%, 09/15/2044	1,500,000	1,567,243
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	1,084,949
Medtronic, Inc.,
3.150%, 03/15/2022	3,975,000	4,071,375
Microsoft Corp.:
4.450%, 11/03/2045	10,000,000	11,720,965
3.950%, 08/08/2056	12,000,000	12,808,705
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	23,093,000	23,098,048
The Mosaic Co.:
4.250%, 11/15/2023	5,000,000	5,177,579
5.450%, 11/15/2033	2,000,000	2,178,109
4.875%, 11/15/2041	5,000,000	4,972,678
MPLX LP:
4.500%, 07/15/2023	22,405,000	23,671,340
4.875%, 12/01/2024	12,165,000	13,112,648
4.875%, 06/01/2025	12,500,000	13,396,497
4.125%, 03/01/2027	7,275,000	7,451,335
Mylan NV:
3.150%, 06/15/2021(1)	5,000,000	5,027,913
3.950%, 06/15/2026(1)	28,925,000	29,167,010
Nabors Industries, Inc.,
6.150%, 02/15/2018	686,000	687,715
Newell Brands, Inc.,
3.850%, 04/01/2023	15,000,000	15,521,408
Nissan Motor Acceptance Corp.,
1.500%, 03/02/2018(2)	5,900,000	5,896,574
Noble Holding International Ltd.,
5.750%, 03/16/2018(1)	4,000,000	4,010,000
ONEOK Partners LP:
8.625%, 03/01/2019	7,627,000	8,140,809
3.375%, 10/01/2022	1,130,000	1,137,918
Oracle Corp.:
3.400%, 07/08/2024	3,000,000	3,110,768
2.950%, 05/15/2025	6,025,000	6,051,078
Orange SA,
9.000%, 03/01/2031(1)	14,783,000	22,178,857
Pactiv LLC,
7.950%, 12/15/2025	286,000	323,895
Pernod Ricard SA:
4.450%, 01/15/2022(1)(2)	331,000	351,598
4.250%, 07/15/2022(1)(2)	20,527,000	21,737,762
Perrigo Finance Unlimited Co.,
4.375%, 03/15/2026(1)	4,875,000	5,001,837
Petrofac Ltd.,
3.400%, 10/10/2018(1)(2)	15,546,000	15,390,540
Pfizer, Inc.,
5.800%, 08/12/2023	6,000,000	6,953,765
Phillips 66:
4.300%, 04/01/2022	10,000,000	10,628,371
5.875%, 05/01/2042	6,000,000	7,636,221
4.875%, 11/15/2044	21,130,000	24,202,007
Phillips 66 Partners LP:
3.605%, 02/15/2025	3,000,000	3,022,502
3.550%, 10/01/2026	7,000,000	6,937,838
POSCO,
4.250%, 10/28/2020(1)(2)	975,000	1,003,178
Potash Corp of Saskatchewan, Inc.,
6.500%, 05/15/2019(1)	5,000,000	5,257,728
Qualcomm, Inc.:
1.986%, 05/20/2020 (3 Month LIBOR USD + 0.550%)(3)	7,450,000	7,467,233
2.250%, 05/20/2020	3,600,000	3,572,241
R.R. Donnelley & Sons Co.,
7.625%, 06/15/2020	893,000	951,045
Regency Energy Partners LP / Regency Energy Finance Corp.,
5.875%, 03/01/2022	8,955,000	9,790,106
Republic Services, Inc.,
5.500%, 09/15/2019	7,400,000	7,781,692
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035(1)	446,000	553,180
Rockies Express Pipeline LLC,
5.625%, 04/15/2020(2)	1,785,000	1,869,788
Rockwell Collins, Inc.,
4.350%, 04/15/2047	9,175,000	9,964,678
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	27,500,000	30,332,746
5.875%, 06/30/2026	28,000,000	31,457,111
Samarco Mineracao SA,
5.750%, 10/24/2023(1)(2)(7)	4,463,000	3,034,840
Schlumberger Holdings Corp.,
2.350%, 12/21/2018(2)	10,000,000	10,022,447
Shell International Finance BV:
3.250%, 05/11/2025(1)	5,725,000	5,883,511
4.125%, 05/11/2035(1)	10,000,000	10,908,571
The Sherwin-Williams Co.,
4.500%, 06/01/2047	4,000,000	4,373,377
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	25,000,000	24,576,859
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	1,339,000	1,660,226
Smithfield Foods, Inc.:
2.650%, 10/03/2021(2)	6,000,000	5,920,400
3.350%, 02/01/2022(2)	11,917,000	11,941,169
Solvay Finance America LLC:
3.400%, 12/03/2020(2)	15,088,000	15,406,467
4.450%, 12/03/2025(2)	43,329,000	46,043,289
Spectra Energy Partners LP,
4.500%, 03/15/2045	7,000,000	7,217,874
Sprint Capital Corp.,
6.900%, 05/01/2019	2,499,000	2,614,579
Stryker Corp.,
2.625%, 03/15/2021	6,225,000	6,239,683
Sunoco Logistics Partners Operations LP:
3.900%, 07/15/2026	12,000,000	11,742,811
5.400%, 10/01/2047	7,425,000	7,475,142
Sysco Corp.,
3.300%, 07/15/2026	11,550,000	11,622,443
TC PipeLines LP:
4.375%, 03/13/2025	19,265,000	20,041,278
3.900%, 05/25/2027	10,327,000	10,378,596
Telecom Italia Capital SA:
7.175%, 06/18/2019(1)	1,785,000	1,894,331
7.200%, 07/18/2036(1)	5,475,000	6,802,688
Telefonica Emisiones SAU:
5.462%, 02/16/2021(1)	8,830,000	9,551,515
5.213%, 03/08/2047(1)	7,225,000	8,199,298
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023(1)	25,000,000	21,770,262
3.150%, 10/01/2026(1)	15,000,000	12,384,699
Thermo Fisher Scientific, Inc.:
2.150%, 12/14/2018	4,000,000	4,005,492
3.000%, 04/15/2023	7,975,000	8,024,171
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	1,050,234
6.750%, 06/15/2039	2,767,000	3,320,059
Time Warner, Inc.:
3.600%, 07/15/2025	2,200,000	2,204,921
3.875%, 01/15/2026	7,000,000	7,066,761
2.950%, 07/15/2026	6,250,000	5,911,332
3.800%, 02/15/2027	6,300,000	6,294,045
The Timken Co.,
3.875%, 09/01/2024	2,000,000	2,012,841
Transcontinental Gas Pipe Line Co. LLC,
7.250%, 12/01/2026	3,500,000	4,365,939
TSMC Global Ltd.,
1.625%, 04/03/2018(1)(2)	9,865,000	9,847,608
TTX Co.:
3.600%, 01/15/2025(2)	5,000,000	5,114,972
3.900%, 02/01/2045(2)	10,250,000	10,075,599
US Airways Pass Through Trust,
6.850%, 01/30/2018	34,875	35,224
Vale Overseas Ltd.:
5.875%, 06/10/2021(1)	13,075,000	14,238,675
6.250%, 08/10/2026(1)	7,000,000	8,109,500
8.250%, 01/17/2034(1)	8,526,000	11,264,978
6.875%, 11/21/2036(1)	3,483,000	4,266,675
6.875%, 11/10/2039(1)	7,893,000	9,678,791
Valero Energy Corp.:
9.375%, 03/15/2019	15,578,000	16,871,653
6.625%, 06/15/2037	2,100,000	2,767,619
Valero Energy Partners LP,
4.375%, 12/15/2026	10,000,000	10,451,971
Verisk Analytics, Inc.,
5.800%, 05/01/2021	8,325,000	9,058,611
Verizon Communications, Inc.:
4.150%, 03/15/2024	3,000,000	3,155,375
4.500%, 08/10/2033	16,325,000	17,122,144
4.272%, 01/15/2036	8,148,000	8,105,646
5.250%, 03/16/2037	18,000,000	19,794,277
4.812%, 03/15/2039	36,839,000	38,541,247
Vodafone Group PLC,
7.875%, 02/15/2030(1)	3,100,000	4,211,631
Vulcan Materials Co.,
7.150%, 11/30/2037	3,446,000	4,652,913
Wabtec Corp.:
4.375%, 08/15/2023	2,678,000	2,750,766
3.450%, 11/15/2026	19,315,000	18,889,259
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,489,541
3.800%, 11/18/2024	5,934,000	6,060,122
4.500%, 11/18/2034	4,750,000	4,959,792
Western Gas Partners LP:
5.375%, 06/01/2021	10,701,000	11,347,243
3.950%, 06/01/2025	8,000,000	7,999,117
WestRock Co.,
3.000%, 09/15/2024(2)	10,000,000	9,911,290
WestRock MWV LLC:
9.750%, 06/15/2020	143,000	166,566
8.200%, 01/15/2030	7,963,000	11,194,892
The Williams Companies, Inc.,
4.550%, 06/24/2024	5,000,000	5,187,500
Williams Partners LP:
3.600%, 03/15/2022	10,176,000	10,409,141
6.300%, 04/15/2040	2,767,000	3,403,243
Woodside Finance Ltd.,
3.650%, 03/05/2025(1)(2)	12,300,000	12,374,592
Yara International ASA,
3.800%, 06/06/2026(1)(2)	13,965,000	13,854,031
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,523,267
Zoetis, Inc.:
3.450%, 11/13/2020	5,145,000	5,266,487
3.250%, 02/01/2023	34,200,000	34,726,289
4.700%, 02/01/2043	3,568,000	3,988,837
		2,945,249,168	20.4%
Utilities
Ameren Corp.,
2.700%, 11/15/2020	10,000,000	10,032,992
Arizona Public Service Co.,
8.750%, 03/01/2019	759,000	813,516
Berkshire Hathaway Energy Co.,
2.400%, 02/01/2020	5,000,000	5,023,348
Duke Energy Corp.,
2.650%, 09/01/2026	10,000,000	9,581,675
Edison International,
2.950%, 03/15/2023	5,000,000	5,007,782
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	19,175,000	19,311,603
Enel Finance International NV:
2.875%, 05/25/2022(1)(2)	7,000,000	6,980,975
3.625%, 05/25/2027(1)(2)	17,500,000	17,387,189
4.750%, 05/25/2047(1)(2)	34,392,000	37,238,697
ENEL Finance International NV,
6.800%, 09/15/2037(1)(2)	1,565,000	2,092,851
Entergy Corp.,
2.950%, 09/01/2026	13,075,000	12,721,245
Exelon Corp.,
4.950%, 06/15/2035	3,500,000	3,991,208
Mega Advance Investments Ltd.,
5.000%, 05/12/2021(1)(2)	4,909,000	5,189,109
National Rural Utilities Cooperative Finance Corp.:
2.000%, 01/27/2020	2,000,000	1,993,203
8.000%, 03/01/2032	4,659,000	6,800,728
NiSource Finance Corp.,
3.950%, 03/30/2048	11,750,000	12,036,699
PSEG Power LLC,
5.125%, 04/15/2020	3,575,000	3,778,923
RGS I&M Funding Corp.,
9.820%, 06/07/2022	713,509	771,911
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	10,000,000	10,160,877
The Southern Co.,
4.250%, 07/01/2036	5,525,000	5,822,252
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	1,785,000	1,868,119
		178,604,902	1.2%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018(1)(2)	11,033,000	11,070,490
2.100%, 01/18/2019(1)(2)	10,550,000	10,536,201
2.450%, 06/04/2020(1)(2)	9,000,000	8,994,843
7.750%, 05/15/2023(1)(2)	7,200,000	8,500,829
4.750%, 07/28/2025(1)(2)	18,414,000	19,546,461
4.800%, 04/18/2026(1)(2)	9,000,000	9,606,600
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	6,000,000	5,976,420
Ally Financial, Inc.,
8.000%, 12/31/2018	360,000	377,100
American International Group, Inc.:
6.400%, 12/15/2020	10,830,000	12,006,344
4.875%, 06/01/2022	17,698,000	19,244,475
4.125%, 02/15/2024	893,000	943,547
3.875%, 01/15/2035	4,875,000	4,893,386
8.175%, 05/15/2058 (3 Month LIBOR USD + 4.200%)(3)	893,000	1,214,480
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	1,913,704
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	262,682
Anthem, Inc.:
5.100%, 01/15/2044	1,584,000	1,848,737
4.375%, 12/01/2047	8,650,000	9,197,040
ANZ New Zealand (Int'l) Ltd.:
2.850%, 08/06/2020(1)(2)	15,350,000	15,473,491
2.750%, 02/03/2021(1)(2)	3,000,000	3,009,428
Aon PLC:
4.000%, 11/27/2023(1)	6,150,000	6,469,360
3.875%, 12/15/2025(1)	9,126,000	9,541,665
4.450%, 05/24/2043(1)	1,274,000	1,332,725
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	16,000,000	16,786,039
BAC Capital Trust VI,
5.625%, 03/08/2035	357,000	365,925
Banco Santander SA,
3.500%, 04/11/2022(1)	13,000,000	13,255,422
Bank of America Corp.:
6.875%, 04/25/2018	3,162,000	3,210,307
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%)(3)	29,000,000	28,949,204
3.300%, 01/11/2023	7,000,000	7,161,000
4.125%, 01/22/2024	15,000,000	15,953,329
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%)(3)	15,000,000	14,965,602
3.500%, 04/19/2026	9,000,000	9,201,627
3.248%, 10/21/2027	6,000,000	5,953,915
3.705%, 04/24/2028 (3 Month LIBOR USD + 1.510%)(3)	12,000,000	12,316,728
7.750%, 05/14/2038	1,138,000	1,705,163
Bank of Montreal,
1.800%, 07/31/2018(1)	3,600,000	3,597,921
The Bank of Nova Scotia:
2.450%, 09/19/2022(1)	10,000,000	9,881,513
4.500%, 12/16/2025(1)	5,500,000	5,785,762
The Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023(1)(2)	2,911,000	3,071,399
3.750%, 03/10/2024(1)(2)	2,800,000	2,922,294
BanPonce Trust I,
8.327%, 02/01/2027	1,941,000	1,836,749
Barclays PLC:
3.250%, 01/12/2021(1)	12,175,000	12,291,917
3.684%, 01/10/2023(1)	24,625,000	24,988,899
3.650%, 03/16/2025(1)	8,100,000	8,085,558
BB&T Corp.,
2.625%, 06/29/2020	5,000,000	5,034,081
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	5,547,000	5,569,179
Berkshire Hathaway, Inc.,
2.750%, 03/15/2023	14,675,000	14,770,897
BNP Paribas SA:
2.375%, 05/21/2020(1)	10,000,000	10,012,452
3.250%, 03/03/2023(1)	3,570,000	3,648,304
BNZ International Funding Ltd.:
2.350%, 03/04/2019(1)(2)	7,300,000	7,307,040
2.400%, 02/21/2020(1)(2)	7,000,000	6,992,138
2.750%, 03/02/2021(1)(2)	14,000,000	14,035,002
BNZ International Funding Ltd./London,
2.650%, 11/03/2022(1)(2)	20,350,000	20,117,636
BPCE SA:
2.500%, 07/15/2019(1)	7,925,000	7,951,430
5.700%, 10/22/2023(1)(2)	21,395,000	23,705,360
4.000%, 04/15/2024(1)	2,500,000	2,640,565
5.150%, 07/21/2024(1)(2)	26,285,000	28,500,959
4.500%, 03/15/2025(1)(2)	5,000,000	5,226,002
Capital One Bank (USA) NA,
3.375%, 02/15/2023	36,807,000	37,170,287
Capital One Financial Corp.,
3.050%, 03/09/2022	4,000,000	4,028,030
Capital One NA:
2.400%, 09/05/2019	12,000,000	11,983,846
1.850%, 09/13/2019	5,000,000	4,951,784
Citigroup, Inc.:
2.350%, 08/02/2021	9,000,000	8,901,890
2.750%, 04/25/2022	8,675,000	8,657,446
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%)(3)	20,350,000	20,248,034
2.911%, 09/01/2023 (3 Month LIBOR USD + 1.430%)(3)	7,000,000	7,205,259
3.750%, 06/16/2024	1,000,000	1,037,242
3.700%, 01/12/2026	4,500,000	4,632,793
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.560%)(3)	7,600,000	7,866,622
Citizens Bank NA:
2.500%, 03/14/2019	7,800,000	7,818,472
2.450%, 12/04/2019	19,300,000	19,312,992
2.250%, 03/02/2020	4,750,000	4,727,379
Citizens Bank NA/Providence RI,
2.300%, 12/03/2018	4,000,000	4,002,736
CNA Financial Corp.:
5.750%, 08/15/2021	7,199,000	7,882,453
7.250%, 11/15/2023	4,000,000	4,771,206
4.500%, 03/01/2026	14,000,000	14,900,502
3.450%, 08/15/2027	9,550,000	9,411,118
Comerica Bank:
2.500%, 06/02/2020	29,000,000	28,961,759
4.000%, 07/27/2025	10,000,000	10,355,729
Compass Bank:
2.750%, 09/29/2019	31,216,000	31,302,337
2.875%, 06/29/2022	8,000,000	7,916,354
3.875%, 04/10/2025	23,885,000	23,961,107
Cooperatieve Rabobank UA:
4.625%, 12/01/2023(1)	14,630,000	15,682,675
3.750%, 07/21/2026(1)	12,000,000	12,156,437
Credit Agricole SA,
3.375%, 01/10/2022(1)(2)	10,180,000	10,338,810
Credit Suisse AG:
5.300%, 08/13/2019(1)	1,406,000	1,472,407
5.400%, 01/14/2020(1)	5,000,000	5,277,757
3.625%, 09/09/2024(1)	4,325,000	4,475,257
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	17,000,000	17,284,088
4.282%, 01/09/2028(1)(2)	8,900,000	9,279,138
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	14,550,000	15,005,333
4.550%, 04/17/2026(1)	2,000,000	2,141,368
Credit Suisse USA, Inc.,
7.125%, 07/15/2032	5,063,000	6,990,896
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	12,000,000	12,072,761
Deutsche Bank AG:
2.700%, 07/13/2020(1)	14,000,000	13,931,434
2.950%, 08/20/2020(1)	575,000	575,726
3.125%, 01/13/2021(1)	13,800,000	13,881,276
4.250%, 10/14/2021(1)	30,425,000	31,653,109
3.300%, 11/16/2022(1)	10,000,000	9,949,032
3.700%, 05/30/2024(1)	10,000,000	10,067,194
Discover Bank,
2.600%, 11/13/2018	4,875,000	4,891,543
Discover Bank/Greenwood DE:
4.200%, 08/08/2023	20,000,000	21,002,432
3.450%, 07/27/2026	12,000,000	11,845,812
Discover Financial Services:
3.950%, 11/06/2024	5,000,000	5,107,429
4.100%, 02/09/2027	9,150,000	9,372,632
Fifth Third Bancorp,
2.875%, 07/27/2020	6,000,000	6,063,415
First Horizon National Corp.,
3.500%, 12/15/2020	29,078,000	29,693,904
First Tennessee Bank NA,
2.950%, 12/01/2019	5,612,000	5,649,346
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	4,793,035
FMR LLC,
4.950%, 02/01/2033(2)	1,750,000	2,002,380
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020(1)	12,638,000	12,579,731
Goldman Sachs Capital I,
6.345%, 02/15/2034	1,053,000	1,325,287
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	5,634,000	5,693,295
7.500%, 02/15/2019	1,964,000	2,075,625
2.550%, 10/23/2019	2,700,000	2,705,079
2.350%, 11/15/2021	6,175,000	6,081,383
3.000%, 04/26/2022	20,000,000	20,078,409
2.905%, 07/24/2023 (3 Month LIBOR USD + 0.990%)(3)	8,000,000	7,944,135
3.077%, 11/29/2023 (3 Month LIBOR USD + 1.600%)(3)	5,000,000	5,204,147
3.850%, 07/08/2024	3,000,000	3,111,801
3.500%, 01/23/2025	3,000,000	3,047,496
3.750%, 05/22/2025	5,000,000	5,151,256
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.200%)(3)	15,000,000	14,939,561
3.128%, 10/28/2027 (3 Month LIBOR USD + 1.750%)(3)	10,000,000	10,574,184
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%)(3)	6,775,000	6,872,952
Great-West Life & Annuity Insurance Capital LP II,
3.957%, 05/16/2046 (3 Month LIBOR USD + 2.540%)(2)(3)	2,499,000	2,470,886
The Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	2,000,000	2,268,610
4.850%, 01/24/2077(2)	22,227,000	24,407,999
The Hartford Financial Services Group, Inc.:
5.125%, 04/15/2022	1,538,000	1,678,381
8.125%, 06/15/2038 (3 Month LIBOR USD + 4.600%)(3)	1,964,000	2,013,100
Highmark, Inc.,
4.750%, 05/15/2021(2)	4,378,000	4,586,177
HSBC Bank PLC,
2.056%, 05/15/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	4,950,000	4,958,193
HSBC Bank USA NA,
7.000%, 01/15/2039	4,200,000	6,205,748
HSBC Finance Corp.,
6.676%, 01/15/2021	8,461,000	9,406,996
HSBC Holdings PLC:
2.650%, 01/05/2022(1)	4,000,000	3,973,449
3.600%, 05/25/2023(1)	2,275,000	2,340,652
4.375%, 11/23/2026(1)	10,000,000	10,440,181
HSBC USA, Inc.:
2.350%, 03/05/2020	3,000,000	2,999,623
5.000%, 09/27/2020	3,716,000	3,933,779
9.125%, 05/15/2021	625,000	744,623
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	7,600,000	7,719,552
2.300%, 01/14/2022	26,450,000	26,024,089
The Huntington National Bank:
2.000%, 06/30/2018	9,000,000	9,003,378
2.200%, 11/06/2018	4,825,000	4,829,287
ING Bank NV:
2.050%, 08/17/2018(1)(2)	7,275,000	7,276,309
2.000%, 11/26/2018(1)(2)	6,000,000	5,996,987
2.500%, 10/01/2019(1)(2)	3,500,000	3,508,824
2.450%, 03/16/2020(1)(2)	9,225,000	9,229,273
5.800%, 09/25/2023(1)(2)	27,075,000	30,384,527
Invesco Finance PLC:
3.125%, 11/30/2022(1)	5,902,000	5,972,632
3.750%, 01/15/2026(1)	4,900,000	5,065,645
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	23,475,000	23,709,818
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	3,993,764
6.250%, 01/15/2036	1,390,000	1,580,659
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.,
4.850%, 01/15/2027	4,600,000	4,890,432
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	6,069,000	7,369,183
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,675,000	3,672,541
4.250%, 10/15/2020	886,000	928,988
2.550%, 03/01/2021	7,000,000	7,003,701
2.295%, 08/15/2021	18,000,000	17,838,803
2.595%, 10/24/2023 (3 Month LIBOR USD + 1.230%)(3)	15,000,000	15,388,368
3.125%, 01/23/2025	14,000,000	14,077,199
5.600%, 07/15/2041	4,106,000	5,281,538
KEB Hana Bank,
1.750%, 10/18/2019(1)(2)	20,000,000	19,624,000
KeyBank NA:
2.250%, 03/16/2020	5,000,000	4,985,341
3.400%, 05/20/2026	18,965,000	18,894,230
Kookmin Bank,
1.625%, 08/01/2019(1)(2)	7,000,000	6,868,400
LeasePlan Corp. NV:
2.500%, 05/16/2018(1)(2)	20,158,000	20,160,355
2.875%, 01/22/2019(1)(2)	11,000,000	11,007,451
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	2,678,000	2,821,894
10.750%, 06/15/2058 (3 Month LIBOR USD + 7.120%)(2)(3)	2,231,000	3,714,615
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	465,000	681,510
Lincoln National Corp.:
8.750%, 07/01/2019	1,601,000	1,748,049
3.403%, 04/20/2067 (3 Month LIBOR USD + 2.040%)(3)	1,004,000	918,660
Lloyds Bank PLC,
5.800%, 01/13/2020(1)(2)	1,428,000	1,521,240
Lloyds Banking Group PLC:
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%)(1)(3)	15,000,000	14,871,458
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.210%)(1)(3)	10,000,000	9,905,933
Macquarie Bank Ltd.,
2.400%, 01/21/2020(1)(2)	17,000,000	16,958,350
Macquarie Group Ltd.:
3.000%, 12/03/2018(1)(2)	8,525,000	8,587,650
7.625%, 08/13/2019(1)(2)	3,944,000	4,253,164
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.020%)(1)(2)(3)	15,000,000	14,895,600
Manufacturers & Traders Trust Co.,
2.100%, 02/06/2020	10,850,000	10,814,190
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	10,000,000	10,620,183
5.375%, 03/04/2046(1)	5,150,000	6,435,547
Marsh & McLennan Companies, Inc.,
4.350%, 01/30/2047	8,150,000	9,027,582
Massachusetts Mutual Life Insurance Co.:
8.875%, 06/01/2039(2)	8,124,000	13,462,836
4.500%, 04/15/2065(2)	3,000,000	3,188,138
4.900%, 04/01/2077(2)	11,175,000	12,704,789
MBIA Insurance Corp.,
12.619%, 01/15/2033 (3 Month LIBOR USD + 11.260%)(2)(3)(7)	714,000	321,300
MetLife, Inc.:
7.717%, 02/15/2019	982,000	1,043,397
6.500%, 12/15/2032	466,000	610,286
4.875%, 11/13/2043	3,375,000	3,960,481
4.050%, 03/01/2045	12,375,000	12,978,323
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021(1)	15,200,000	15,338,715
2.190%, 09/13/2021(1)	12,400,000	12,175,599
2.665%, 07/25/2022(1)	9,000,000	8,915,001
Mizuho Bank Ltd.:
1.800%, 03/26/2018(1)(2)	24,275,000	24,274,933
2.450%, 04/16/2019(1)(2)	2,100,000	2,101,542
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021(1)(2)	13,000,000	12,963,312
2.953%, 02/28/2022(1)	12,575,000	12,587,305
2.601%, 09/11/2022(1)	13,000,000	12,795,416
Morgan Stanley:
7.300%, 05/13/2019	15,110,000	16,108,928
2.375%, 07/23/2019	1,000,000	1,001,125
5.625%, 09/23/2019	1,941,000	2,045,454
2.650%, 01/27/2020	4,200,000	4,218,964
2.800%, 06/16/2020	5,000,000	5,045,113
2.500%, 04/21/2021	8,000,000	7,986,608
2.750%, 05/19/2022	20,000,000	19,926,587
2.765%, 10/24/2023 (3 Month LIBOR USD + 1.400%)(3)	8,000,000	8,227,581
3.875%, 04/29/2024	1,650,000	1,722,725
3.700%, 10/23/2024	4,000,000	4,133,310
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%)(3)	12,000,000	12,110,445
MUFG Americas Holdings Corp.,
2.250%, 02/10/2020	5,000,000	4,972,848
National Australia Bank Ltd./New York,
2.500%, 07/12/2026(1)	7,875,000	7,499,495
Nationwide Building Society:
2.450%, 07/27/2021(1)(2)	38,500,000	38,189,732
4.000%, 09/14/2026(1)(2)	18,507,000	18,709,752
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.850%)(1)(2)(3)	7,000,000	7,002,368
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	16,905,000	18,213,309
New York Life Insurance Co.,
6.750%, 11/15/2039(2)	12,026,000	17,385,888
Nomura Holdings, Inc.:
2.750%, 03/19/2019(1)	1,625,000	1,637,152
6.700%, 03/04/2020(1)	1,667,000	1,806,148
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	5,220,000	5,477,489
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	8,000,000	8,237,191
People's United Bank NA,
4.000%, 07/15/2024	11,400,000	11,513,722
PNC Bank NA,
4.200%, 11/01/2025	2,678,000	2,877,233
Pricoa Global Funding I,
2.550%, 11/24/2020(2)	14,000,000	14,047,940
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,891,892
3.125%, 05/15/2023	4,667,000	4,692,145
3.400%, 05/15/2025	16,000,000	16,228,422
4.300%, 11/15/2046	2,325,000	2,486,818
Principal Life Global Funding II:
2.200%, 04/08/2020(2)	4,000,000	3,984,763
3.000%, 04/18/2026(2)	13,400,000	13,272,017
Protective Life Corp.:
7.375%, 10/15/2019	7,096,000	7,690,940
8.450%, 10/15/2039	1,400,000	2,104,789
Protective Life Global Funding,
2.700%, 11/25/2020(2)	8,000,000	8,035,157
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	7,013,238
3.935%, 12/07/2049(2)	11,426,000	11,682,073
RBC USA Holdco Corp.,
5.250%, 09/15/2020	2,025,000	2,169,382
Regions Bank:
7.500%, 05/15/2018	8,518,000	8,688,569
2.250%, 09/14/2018	5,000,000	5,005,452
Regions Financial Corp.:
3.200%, 02/08/2021	25,000,000	25,436,509
2.750%, 08/14/2022	8,800,000	8,772,318
Reliance Standard Life Global Funding II:
2.500%, 04/24/2019(2)	5,355,000	5,366,859
2.500%, 01/15/2020(2)	6,940,000	6,940,318
2.375%, 05/04/2020(2)	30,000,000	29,931,015
Royal Bank of Canada,
4.650%, 01/27/2026(1)	7,773,000	8,376,374
Santander Holdings USA, Inc.:
2.700%, 05/24/2019	5,000,000	5,010,903
2.650%, 04/17/2020	2,000,000	1,998,939
Santander Issuances SAU,
5.179%, 11/19/2025(1)	14,000,000	15,119,945
Santander UK Group Holdings PLC:
2.875%, 10/16/2020(1)	4,866,000	4,882,082
3.125%, 01/08/2021(1)	2,600,000	2,624,456
3.571%, 01/10/2023(1)	5,000,000	5,072,062
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%)(1)(3)	6,000,000	6,013,917
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	15,880,000	16,968,717
Skandinaviska Enskilda Banken AB:
2.375%, 11/20/2018(1)(2)	6,835,000	6,848,144
2.375%, 03/25/2019(1)(2)	1,725,000	1,728,871
2.450%, 05/27/2020(1)(2)	15,000,000	15,009,300
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022(1)(2)	8,000,000	7,922,460
Societe Generale SA:
2.775%, 10/01/2018 (3 Month LIBOR USD + 1.080%)(1)(3)	6,000,000	6,041,958
2.500%, 04/08/2021(1)(2)	10,225,000	10,172,341
3.250%, 01/12/2022(1)(2)	8,000,000	8,073,280
4.250%, 04/14/2025(1)(2)	16,157,000	16,482,341
Standard Chartered PLC:
1.700%, 04/17/2018(1)(2)	11,600,000	11,588,794
1.993%, 04/17/2018 (3 Month LIBOR USD + 0.640%)(1)(2)(3)	3,000,000	3,003,210
2.100%, 08/19/2019(1)(2)	14,000,000	13,911,269
2.250%, 04/17/2020(1)(2)	8,000,000	7,926,992
3.050%, 01/15/2021(1)(2)	4,500,000	4,535,865
5.700%, 03/26/2044(1)(2)	6,000,000	7,277,353
Stifel Financial Corp.,
4.250%, 07/18/2024	7,850,000	8,040,907
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020(1)	20,500,000	20,506,513
3.950%, 07/19/2023(1)	1,850,000	1,935,628
Sumitomo Mitsui Financial Group, Inc.:
2.934%, 03/09/2021(1)	5,950,000	6,006,337
2.442%, 10/19/2021(1)	15,775,000	15,608,829
2.784%, 07/12/2022(1)	10,000,000	9,942,872
SunTrust Bank:
7.250%, 03/15/2018	1,874,000	1,893,157
3.300%, 05/15/2026	3,925,000	3,887,287
SunTrust Banks, Inc.:
2.900%, 03/03/2021	14,150,000	14,308,400
2.700%, 01/27/2022	12,800,000	12,799,553
Svenska Handelsbanken AB,
2.400%, 10/01/2020(1)	5,200,000	5,205,413
Swedbank AB:
2.375%, 02/27/2019(1)(2)	7,300,000	7,311,665
2.200%, 03/04/2020(1)(2)	6,468,000	6,441,337
Synchrony Financial:
3.000%, 08/15/2019	2,000,000	2,013,908
3.750%, 08/15/2021	10,225,000	10,484,819
4.250%, 08/15/2024	26,864,000	27,854,120
4.500%, 07/23/2025	23,127,000	24,167,811
3.950%, 12/01/2027	5,000,000	4,978,967
TD Ameritrade Holding Corp.:
5.600%, 12/01/2019	2,945,000	3,126,210
2.950%, 04/01/2022	4,625,000	4,680,389
3.625%, 04/01/2025	7,000,000	7,246,715
Torchmark Corp.,
3.800%, 09/15/2022	12,475,000	12,894,418
Trinity Acquisition PLC:
4.400%, 03/15/2026(1)	27,305,000	28,877,462
6.125%, 08/15/2043(1)	3,625,000	4,570,924
UBS AG:
2.375%, 03/26/2018 (3 Month LIBOR USD + 0.700%)(1)(3)	8,250,000	8,261,780
5.750%, 04/25/2018(1)	2,678,000	2,710,843
2.331%, 06/01/2020 (3 Month LIBOR USD + 0.850%)(1)(3)	4,710,000	4,767,373
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022(1)(2)	14,150,000	13,989,772
3.491%, 05/23/2023(1)(2)	4,825,000	4,901,785
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.950%)(1)(2)(3)	16,250,000	16,064,215
4.253%, 03/23/2028(1)(2)	17,150,000	18,070,758
Voya Financial, Inc.:
5.500%, 07/15/2022	23,802,000	26,299,560
3.125%, 07/15/2024	14,375,000	14,245,685
3.650%, 06/15/2026	5,800,000	5,865,561
WEA Finance LLC / Westfield UK & Europe Finance PLC:
2.700%, 09/17/2019(2)	5,985,000	6,017,313
3.250%, 10/05/2020(2)	8,000,000	8,140,090
Wells Fargo & Co.:
2.150%, 01/30/2020	2,750,000	2,743,970
2.500%, 03/04/2021	5,000,000	4,997,712
3.069%, 01/24/2023	10,000,000	10,075,046
2.610%, 10/31/2023 (3 Month LIBOR USD + 1.230%)(3)	5,000,000	5,132,942
3.000%, 02/19/2025	5,000,000	4,958,243
3.000%, 04/22/2026	8,000,000	7,848,795
3.900%, 05/01/2045	15,000,000	15,558,390
Westpac Banking Corp.:
1.600%, 01/12/2018(1)	7,229,000	7,228,759
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.240%)(1)(3)	8,350,000	8,603,109
Willis North America, Inc.:
7.000%, 09/29/2019	5,463,000	5,858,865
3.600%, 05/15/2024	7,000,000	7,116,222
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	13,879,000	15,102,601
		2,931,138,725	20.3%
Total Corporate Bonds		6,054,992,795	41.9%

Taxable Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,171,943
California Housing Finance Agency:
3.656%, 02/01/2029(Callable 08/01/2025)	19,650,000	19,949,662
2.794%, 08/01/2036(Callable 08/01/2025)	12,705,000	12,544,028
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,970,598
California School Finance Authority,
5.041%, 07/01/2020	2,230,000	2,333,628
City of Berwyn IL,
5.790%, 12/01/2022	10,000,000	10,550,700
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,265,000	7,640,964
County of Cuyahoga OH,
9.125%, 10/01/2023	895,000	1,056,064
Eaton Community City School District,
5.390%, 08/25/2027(Callable 06/01/2020)	2,305,000	2,375,349
Elgin Local School District,
5.499%, 08/31/2027(Callable 12/01/2019)	4,440,000	4,561,834
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023(Callable 01/29/2018)	3,415,000	3,471,860
Kentucky Housing Corp.,
3.500%, 01/01/2040(Callable 07/01/2025)	5,200,000	5,265,000
Louisiana Housing Corp.,
2.100%, 12/01/2038(Callable 09/01/2024)	5,062,048	4,828,029
Maryland Community Development Administration Housing Revenue,
3.160%, 09/01/2041(Callable 09/01/2025)	17,005,000	16,976,772
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	785,000	789,294
3.750%, 07/01/2034(Callable 07/01/2023)	1,465,000	1,487,224
4.000%, 07/01/2036(Callable 07/01/2025)	7,655,000	7,838,414
New Jersey Economic Development Authority,
2.421%, 06/15/2018	7,000,000	7,001,120
North Carolina Housing Finance Agency,
2.812%, 07/01/2035(Callable 01/01/2024)	2,985,000	2,944,105
North Texas Tollway Authority,
8.910%, 02/01/2030(Callable 02/01/2020)	17,270,000	19,384,711
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	5,675,000	7,098,290
State of California,
7.950%, 03/01/2036(Callable 03/01/2020)	10,125,000	11,306,790
State Public School Building Authority,
5.000%, 09/15/2027	4,458,000	4,985,872
Three Rivers Local School District,
5.209%, 09/15/2027(Callable 12/01/2020)	2,365,000	2,439,616
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,229,376
Westlake City School District,
5.227%, 12/01/2026(Callable 12/01/2020)	3,570,000	3,620,194
		175,821,437	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-37, Class G, 8.000%, 07/25/2019	17,817	18,261
Series 1989-94, Class G, 7.500%, 12/25/2019	9,225	9,532
Series 1990-58, Class J, 7.000%, 05/25/2020	963	1,007
Series 1990-76, Class G, 7.000%, 07/25/2020	9,434	9,751
Series 1990-105, Class J, 6.500%, 09/25/2020	6,757	7,006
Series 1990-108, Class G, 7.000%, 09/25/2020	1,782	1,853
Series 1991-1, Class G, 7.000%, 01/25/2021	2,426	2,525
Series 1991-86, Class Z, 6.500%, 07/25/2021	7,204	7,571
Series 1993-58, Class H, 5.500%, 04/25/2023	78,716	82,398
Series 1998-66, Class C, 6.000%, 12/25/2028	53,308	56,988
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	25,975	26,493
3.500%, 11/01/2025	3,335,882	3,447,892
3.000%, 12/01/2026	1,167,260	1,189,185
2.500%, 04/01/2028	3,371,444	3,387,832
6.500%, 06/01/2029	158,911	176,553
3.000%, 04/01/2031	9,443,800	9,623,800
3.000%, 02/01/2032	86,325,268	88,042,611
3.500%, 05/01/2032	10,062,252	10,471,261
3.500%, 07/01/2032	30,160,525	31,390,328
5.000%, 08/01/2033	6,280,203	6,827,533
3.500%, 01/01/2034	24,677,988	25,695,210
5.000%, 09/01/2035	12,946,737	14,043,565
5.500%, 01/01/2036	215,207	238,959
5.000%, 03/01/2036	5,557,459	6,027,932
6.000%, 12/01/2036	191,549	215,978
5.500%, 05/01/2038	666,752	735,614
5.500%, 01/01/2039	13,667,182	15,182,253
4.500%, 11/01/2039	5,753,615	6,138,163
4.500%, 11/01/2039	4,824,340	5,147,981
4.500%, 12/01/2039	29,033,808	30,976,504
5.000%, 03/01/2040	1,249,634	1,361,586
4.500%, 08/01/2040	1,041,943	1,111,714
4.500%, 09/01/2040	4,025,490	4,294,959
4.000%, 01/01/2041	18,689,615	19,621,046
4.000%, 01/01/2041	36,598,940	38,425,381
4.500%, 03/01/2041	2,856,531	3,053,670
3.500%, 10/01/2041	11,677,322	12,050,670
4.000%, 03/01/2042	8,746,509	9,216,676
3.500%, 06/01/2042	5,889,878	6,078,234
3.500%, 07/01/2042	15,527,084	16,023,647
3.000%, 08/01/2042	20,147,762	20,254,600
3.000%, 10/01/2042	7,707,195	7,749,678
3.000%, 11/01/2042	43,563,059	43,794,176
3.000%, 01/01/2043	33,548,450	33,740,906
3.000%, 01/01/2043	15,801,671	15,839,603
3.500%, 01/01/2043	25,570,504	26,387,947
3.000%, 02/01/2043	4,223,013	4,247,164
3.000%, 04/01/2043	6,872,035	6,911,299
3.000%, 04/01/2043	18,547,439	18,652,447
3.000%, 04/01/2043	10,577,932	10,639,518
3.500%, 05/01/2043	15,759,885	16,263,562
3.000%, 06/01/2043	21,872,625	21,992,072
3.000%, 08/01/2043	6,794,506	6,823,196
3.500%, 11/01/2043	12,325,805	12,719,562
3.500%, 01/01/2044	13,477,899	13,908,486
4.000%, 03/01/2044	7,725,538	8,084,286
3.500%, 05/01/2044	49,866,366	51,529,203
4.000%, 05/01/2044	26,503,929	27,824,119
4.000%, 07/01/2044	6,588,613	6,892,773
3.500%, 10/01/2044	12,873,833	13,258,772
4.000%, 10/01/2044	15,481,846	16,336,002
3.500%, 06/01/2045	3,143,290	3,248,233
3.000%, 10/01/2045	48,840,180	49,127,008
3.500%, 01/01/2046	47,842,163	49,347,202
4.000%, 04/01/2046	15,042,253	15,873,283
3.500%, 05/01/2046	13,944,198	14,341,268
3.500%, 08/01/2046	42,396,098	43,801,314
3.000%, 05/01/2047	79,081,367	79,236,859
Federal Home Loan Mortgage Corp. (FHLMC):
Series 141, Class D, 5.000%, 05/15/2021	4,354	4,404
Series 1074, Class I, 6.750%, 05/15/2021	2,804	2,864
Series 1081, Class K, 7.000%, 05/15/2021	25,488	26,645
Series 163, Class F, 6.000%, 07/15/2021(4)	5,780	5,969
Series 188, Class H, 7.000%, 09/15/2021	13,169	13,638
Series 1286, Class A, 6.000%, 05/15/2022	4,435	4,626
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	416,026	423,521
3.000%, 04/01/2027	9,267,143	9,464,853
3.500%, 07/01/2027	46,168,701	47,828,335
2.500%, 12/01/2027	11,896,865	11,956,395
2.500%, 05/01/2028	15,706,595	15,780,433
5.000%, 05/01/2028	230,872	247,855
4.500%, 08/01/2029	1,748,308	1,865,155
4.500%, 09/01/2029	2,071,873	2,210,640
2.500%, 05/01/2030	17,590,981	17,624,917
3.000%, 12/01/2030	28,246,427	28,805,976
3.000%, 12/01/2030	17,603,610	17,968,803
3.500%, 01/01/2032	59,793,346	62,179,038
2.500%, 02/01/2032	9,550,874	9,542,652
6.000%, 03/01/2033	54,374	61,631
3.500%, 10/01/2033	28,340,349	29,489,919
4.500%, 10/01/2033	20,621,454	22,042,841
5.000%, 10/01/2033	22,578,039	24,524,481
5.000%, 11/01/2033	62,131	67,489
4.000%, 01/01/2034	9,211,920	9,722,375
5.500%, 04/01/2034	7,444,771	8,260,124
4.000%, 06/01/2034	11,905,680	12,566,523
4.000%, 09/01/2034	14,203,884	14,992,729
5.500%, 09/01/2034	199,626	221,325
6.000%, 11/01/2034	54,247	61,608
5.500%, 02/01/2035	685,330	760,252
5.000%, 07/01/2035	5,817,060	6,318,618
5.000%, 10/01/2035	2,945,007	3,199,012
5.000%, 02/01/2036	4,160,079	4,518,971
5.500%, 11/01/2036	273,385	302,539
2.500%, 12/01/2036	35,939,165	35,305,581
5.500%, 04/01/2037	1,701,933	1,885,827
4.000%, 04/01/2039	15,544,579	16,387,008
5.000%, 06/01/2039	20,151,088	21,879,052
5.000%, 06/01/2039	13,647,174	14,820,676
4.500%, 11/01/2039	273,805	292,515
4.000%, 08/01/2040	1,985,210	2,085,680
3.500%, 12/01/2040	11,707,536	12,088,767
4.000%, 12/01/2040	11,543,547	12,128,383
3.500%, 02/01/2041	18,279,175	18,874,062
4.000%, 02/01/2041	27,518,207	28,924,199
3.500%, 03/01/2041	26,544,043	27,407,922
4.500%, 05/01/2041	10,138,498	10,868,616
4.000%, 06/01/2041	23,009,090	24,170,169
4.500%, 07/01/2041	10,944,249	11,729,935
5.000%, 07/01/2041	15,521,299	16,855,626
3.500%, 09/01/2041	26,977,465	27,855,358
4.000%, 09/01/2041	3,124,502	3,281,499
4.000%, 10/01/2041	7,978,898	8,379,830
3.500%, 11/01/2041	10,868,427	11,222,606
3.500%, 12/01/2041	46,366,040	47,876,964
4.000%, 12/01/2041	11,141,851	11,701,709
4.000%, 01/01/2042	14,872,351	15,618,039
4.500%, 01/01/2042	14,891,482	15,961,699
4.000%, 02/01/2042	54,724,743	57,463,812
3.000%, 05/01/2042	6,116,849	6,149,904
3.500%, 08/01/2042	10,643,731	10,989,832
4.000%, 08/01/2042	20,554,939	21,586,612
3.000%, 03/01/2043	7,665,546	7,709,919
3.000%, 03/01/2043	42,149,434	42,372,568
3.000%, 05/01/2043	42,340,578	42,569,409
3.000%, 05/01/2043	24,723,235	24,856,863
3.000%, 06/01/2043	10,430,336	10,486,172
3.000%, 07/01/2043	4,019,988	4,041,300
4.000%, 07/01/2043	38,243,924	40,162,364
3.000%, 08/01/2043	6,483,477	6,516,847
3.500%, 09/01/2043	65,635,206	67,798,188
4.500%, 09/01/2043	16,098,366	17,256,587
3.500%, 10/01/2043	74,011,083	76,279,508
3.000%, 11/01/2043	33,523,052	33,704,186
4.000%, 01/01/2045	11,658,966	12,273,945
3.500%, 02/01/2045	51,920,539	53,606,914
4.000%, 02/01/2045	26,204,865	27,509,791
3.500%, 04/01/2045	38,524,273	39,753,923
4.000%, 10/01/2045	9,728,741	10,240,266
4.000%, 11/01/2045	50,834,804	53,172,736
3.500%, 12/01/2045	42,136,257	43,285,278
4.500%, 02/01/2046	44,593,924	47,785,327
3.000%, 05/01/2046	18,966,375	19,030,221
3.000%, 07/01/2046	11,944,633	11,984,356
4.500%, 08/01/2046	41,066,764	43,776,338
3.000%, 11/01/2046	29,501,082	29,548,623
3.500%, 11/01/2046	64,667,194	66,430,615
Freddie Mac Gold Pool,
3.500%, 02/01/2044	49,991,418	51,590,400
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	51,353	58,256
5.000%, 07/20/2040	2,406,085	2,615,665
3.500%, 10/20/2041	10,857,523	11,284,679
3.500%, 01/15/2042	17,895,128	18,559,000
4.000%, 06/20/2042	12,171,517	12,805,022
3.500%, 09/20/2042	4,597,018	4,777,884
3.500%, 01/20/2043	29,703,433	30,872,138
3.000%, 04/20/2045	36,965,448	37,343,913
3.500%, 04/20/2045	33,326,351	34,498,294
4.000%, 08/20/2045	15,898,786	16,641,647
4.500%, 01/20/2046	18,562,537	19,592,602
4.000%, 04/20/2046	16,841,198	17,659,977
4.000%, 05/20/2046	40,740,404	42,647,114
3.000%, 06/20/2046	25,303,802	25,557,984
3.000%, 08/20/2046	51,233,846	51,748,501
		3,076,509,018	21.4%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust,
Series 2005-4, Class A1, 1.792%, 12/25/2035 (1 Month LIBOR USD + 0.240%)(3)	5,265,462	5,258,303
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1B1, 1.742%, 02/25/2036 (1 Month LIBOR USD + 0.190%)(3)	2,029,236	2,029,329
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	119,199	119,158
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	580,010	566,860
Series 2006-J5, Class 3A1, 4.473%, 07/25/2021(4)	131,981	126,599
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	123,083	123,703
Series 2002-11, Class A4, 6.250%, 10/25/2032	22,008	22,364
Series 2004-8CB, Class A, 1.822%, 06/25/2034 (1 Month LIBOR USD + 0.270%)(3)	13,018,213	13,040,800
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(8)	694,242	563,715
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 1.892%, 11/25/2035 (1 Month LIBOR USD + 0.340%)(3)	3,943,445	3,939,226
Series 2005-W5, Class A1, 1.787%, 01/25/2036 (1 Month LIBOR USD + 0.240%)(3)	36,926,481	36,616,276
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A3, 1.752%, 01/25/2036 (1 Month LIBOR USD + 0.200%)(3)	8,280,296	8,219,693
Series 2006-HE1, Class A1, 1.767%, 01/25/2036 (1 Month LIBOR USD + 0.220%)(3)	3,299,549	3,283,228
Series 2006-HE3, Class A2, 1.717%, 03/25/2036 (1 Month LIBOR USD + 0.170%)(3)	14,229,900	14,023,953
Series 2006-HE6, Class A1, 1.697%, 11/25/2036 (1 Month LIBOR USD + 0.150%)(3)	29,344,567	28,379,046
Banc of America Alternative Loan Trust:
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	28,673	28,871
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	57,133	57,392
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	268,387	265,138
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	101,041	101,479
Series 2007-1, Class 1A1, 5.686%, 04/25/2022(4)	426,978	429,344
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035(8)	78,774	78,338
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035(8)	177,922	176,507
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035(8)	112,942	108,335
Series 2006-5, Class CB7, 6.000%, 06/25/2046(8)	408,166	369,562
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037(6)	1,446,721	1,488,993
Series 2007-B, Class 1A2, 6.831%, 08/28/2047(6)(8)	1,800,585	1,687,671
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 2.152%, 06/25/2034 (1 Month LIBOR USD + 0.600%)(3)	2,294,170	2,288,490
Series 2005-4, Class 1A1, 1.992%, 04/25/2035 (1 Month LIBOR USD + 0.440%)(3)	5,980,662	5,960,873
Series 2005-7, Class 12A1, 2.092%, 08/25/2035 (1 Month LIBOR USD + 0.540%)(3)	16,492,985	16,503,193
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	434,841	434,228
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 3.623%, 09/25/2036(4)(8)	1,617,303	1,612,920
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033(6)	195,835	198,412
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035(8)	90,195	90,334
Countrywide Asset-Backed Certificates:
Series 2004-S1, Class A3, 5.115%, 02/25/2035(6)	399,010	402,634
Series 2005-1, Class AF6, 5.030%, 07/25/2035(4)	317,096	322,792
Series 2005-10, Class AF6, 4.454%, 02/25/2036(4)	242,183	247,486
Series 2005-13, Class AF3, 4.671%, 04/25/2036(4)(8)	1,005,810	921,303
Series 2006-10, Class 1AF3, 4.664%, 09/25/2046(4)	760,231	685,317
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 3.533%, 11/25/2033(4)	8,883,845	9,053,698
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB8, Class AF2, 3.834%, 12/25/2035(6)	56,719	56,502
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035(4)	118,298	118,813
Series 2005-11, Class AF3, 4.629%, 02/25/2036(4)	924,490	927,826
Series 2005-16, Class 3AV, 1.558%, 05/25/2036 (1 Month LIBOR USD + 0.230%)(3)	7,159,970	7,148,819
Series 2005-17, Class 1AF5, 4.611%, 05/25/2036(4)(8)	285,983	507,324
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036(4)	76,821	75,984
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.150%, 04/25/2034(6)	4,562	4,634
First Franklin Mortgage Loan Trust:
Series 2006-FFH1, Class A4, 1.852%, 01/25/2036 (1 Month LIBOR USD + 0.300%)(3)	2,227,334	2,224,218
Series 2006-FF1, Class 2A4, 1.892%, 01/25/2036 (1 Month LIBOR USD + 0.340%)(3)	9,449,524	9,465,558
Series 2005-FF12, Class A2C, 1.882%, 11/25/2036 (1 Month LIBOR USD + 0.330%)(3)	6,946,500	6,953,158
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020	56,695	56,880
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021(8)	112,760	109,744
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	397,898	348,261
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	485	458
GE Mortgage Services LLC,
Series 1997-HE4, Class A7, 6.735%, 12/25/2028	38	35
GMACM Mortgage Loan Trust,
Series 2004-GH1, Class A6, 4.810%, 07/25/2035(6)	1,285	1,287
GSAA Home Equity Trust,
Series 2004-6, Class A1, 2.352%, 06/25/2034 (1 Month LIBOR USD + 0.800%)(3)	2,159,097	2,125,084
GSAMP Trust:
Series 2005-WMC2, Class A1B, 2.172%, 11/25/2035 (1 Month LIBOR USD + 0.620%)(3)	7,876,428	7,894,797
Series 2005-WMC2, Class A2C, 2.252%, 11/25/2035 (1 Month LIBOR USD + 0.700%)(3)	7,715,180	7,739,013
HomeBanc Mortgage Trust,
Series 2005-3, Class A1, 1.792%, 07/25/2035 (1 Month LIBOR USD + 0.240%)(3)	4,110,195	4,085,130
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	929	926
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.586%, 09/25/2034(6)	93,711	90,806
Series 2004-5, Class 1A2, 2.252%, 10/25/2034 (1 Month LIBOR USD + 0.700%)(3)	5,115,264	5,062,699
Series 2004-6, Class 1A1, 2.352%, 10/25/2034 (1 Month LIBOR USD + 0.800%)(3)	3,844,693	3,768,114
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.481%, 03/25/2036(4)	356,322	324,073
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.682%, 07/25/2036 (1 Month LIBOR USD + 0.130%)(3)	4,486,876	4,472,656
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 3.526%, 07/25/2035(4)	1,725,914	1,729,868
Series 2007-A1, Class 5A2, 3.629%, 07/25/2035(4)	3,994,164	4,103,616
Series 2007-A1, Class 5A5, 3.629%, 07/25/2035(4)	6,047,811	6,235,198
Series 2006-A7, Class 2A4R, 3.554%, 01/25/2037(4)(8)	743,655	748,381
Series 2006-A7, Class 2A2, 3.554%, 01/25/2037(4)	174,058	175,165
Series 2007-A2, Class 2A3, 3.636%, 04/25/2037(4)	2,135,323	2,077,943
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 1.752%, 01/25/2036 (1 Month LIBOR USD + 0.200%)(3)	1,886,313	1,879,443
MASTR Alternative Loan Trust:
Series 2004-2, Class 6A1, 5.250%, 12/25/2018	312,088	314,620
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	59,499	59,510
Series 2004-2, Class 4A1, 5.000%, 02/25/2019	4,181	4,192
Series 2004-4, Class 4A1, 5.000%, 04/25/2019	56,213	56,346
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 1.852%, 01/25/2036 (1 Month LIBOR USD + 0.300%)(3)	7,465,776	7,479,204
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 2.880%, 12/25/2029(4)	7,468,608	7,513,887
Series 2005-A10, Class A, 1.762%, 02/25/2036 (1 Month LIBOR USD + 0.210%)(3)	20,580,816	19,711,017
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 3.415%, 09/25/2034(4)	3,740,339	3,821,538
MortgageIT Trust:
Series 2005-2, Class 1A1, 2.072%, 05/25/2035 (1 Month LIBOR USD + 0.520%)(3)	2,012,191	2,019,196
Series 2005-3, Class A1, 2.152%, 08/25/2035 (1 Month LIBOR USD + 0.600%)(3)	4,808,851	4,695,231
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 1.782%, 12/25/2035 (1 Month LIBOR USD + 0.230%)(3)	12,006,610	11,958,984
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3, 4.000%, 03/25/2057(2)(4)	17,269,891	17,850,260
Series 2017-3A, Class A1, 4.000%, 04/25/2057(2)(4)	18,335,699	18,881,976
Series 2017-4A, Class A1, 4.000%, 05/25/2057(2)(4)	31,256,575	32,219,737
Park Place Securities, Inc.,
Series 2005-WCW1, Class M1, 2.002%, 09/25/2035 (1 Month LIBOR USD + 0.450%)(3)(8)	3,650,940	3,656,692
Popular ABS Mortgage Pass-Through Trust,
Series 2006-E, Class A2, 1.702%, 01/25/2037 (1 Month LIBOR USD + 0.150%)(3)	4,825,508	4,799,320
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019(8)	33,470	33,332
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035	18,113	18,273
RASC Series Trust:
Series 2004-KS2, Class AI6, 4.300%, 03/25/2034(4)	12,625	12,723
Series 2006-KS4, Class A4, 1.792%, 06/25/2036 (1 Month LIBOR USD + 0.240%)(3)	13,191,886	13,144,304
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037(6)	2,503,107	1,290,926
Securitized Asset Backed Receivables LLC Trust,
Series 2005-OP2, Class A1, 1.877%, 10/25/2035 (1 Month LIBOR USD + 0.330%)(2)(3)	93,037	93,035
Specialty Underwriting & Residential Finance Trust:
Series 2004-BC4, Class A1A, 2.222%, 10/25/2035 (1 Month LIBOR USD + 0.670%)(3)	2,012,428	2,003,134
Series 2005-AB3, Class A2C, 1.912%, 09/25/2036 (1 Month LIBOR USD + 0.360%)(3)	3,343,598	3,346,982
Series 2006-BC1, Class A2D, 1.852%, 12/25/2036 (1 Month LIBOR USD + 0.300%)(3)	2,632,906	2,633,420
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-12, Class 3A1, 3.462%, 09/25/2034(4)	5,003,012	4,988,805
Series 2004-16, Class 2A, 3.494%, 11/25/2034(4)	6,106,429	6,172,047
Series 2004-16, Class 1A2, 3.546%, 11/25/2034(4)	8,058,735	8,085,923
Structured Asset Securities Corp.:
Series 2005-WF1, Class A3, 2.212%, 02/25/2035 (1 Month LIBOR USD + 0.660%)(3)	8,373,604	8,390,578
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035(6)	42,348	43,726
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A6, 1.702%, 04/25/2036 (1 Month LIBOR USD + 0.150%)(3)	14,467,763	14,196,210
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.311%, 10/25/2043(4)	16,879,902	17,092,555
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054(2)(4)	7,687,323	7,776,654
Series 2015-5, Class A1, 3.500%, 05/25/2055(2)(4)	4,119,188	4,179,541
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	11,466,947	11,546,540
Series 2016-3, Class A1, 2.250%, 04/25/2056(2)(4)	2,262,893	2,241,259
Series 2016-5, Class A1, 2.500%, 10/25/2056(2)(4)	6,165,729	6,121,344
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	40,558,549	40,506,500
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	34,832,174	34,710,756
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	88,777	89,278
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	154,911	155,894
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	12,155	12,254
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	61,060	62,237
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	47,305	47,823
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	7,458,102	7,893,069
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	3,878,167	4,135,712
Series 2004-AR14, Class A1, 3.359%, 01/25/2035(4)	11,104,194	11,343,737
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A17, 3.473%, 06/25/2035(4)	17,734,293	18,172,421
		605,920,678	4.2%
		3,682,429,696	25.6%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 2011-M4, Class A2, 3.726%, 06/25/2021	22,400,000	23,287,690
Series 2014-M2, Class A2, 3.513%, 12/25/2023(4)	11,095,000	11,614,266
Federal Home Loan Mortgage Corp. (FHLMC),
Series K037, Class A2, 3.490%, 01/25/2024	61,625,000	64,698,615
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K004, Class A2, 4.186%, 08/25/2019	6,200,000	6,376,035
Series K714, Class A2, 3.034%, 10/25/2020(4)	34,345,000	34,952,755
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	18,153,108
Series K721, Class A2, 3.090%, 08/25/2022(4)	25,545,000	26,227,897
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	48,427,417
Series K029, Class A2, 3.320%, 02/25/2023(4)	27,398,000	28,487,501
Series K050, Class A2, 3.334%, 08/25/2025(4)	72,374,000	75,276,921
Series K064, Class A2, 3.224%, 03/25/2027(4)	33,820,000	34,851,405
Series K071, Class A2, 3.286%, 11/25/2050	23,025,000	23,785,378
		396,138,988	2.7%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK4, Class A4, 3.625%, 05/15/2050	26,535,000	27,597,719
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/10/2049	32,785,000	31,862,204
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	34,503,388	34,998,746
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	11,475,000	12,018,414
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,397,167	7,577,749
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	25,725,000	27,159,483
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	19,660,536	19,959,724
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	23,175,000	24,404,306
DBJPM Mortgage Trust,
Series 2016-C3, Class ASB, 2.756%, 09/10/2049	10,360,000	10,260,827
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	36,918,489	36,991,572
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	25,000,000	26,776,363
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	16,702,913	16,862,636
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	9,845,006	9,891,807
Series 2012-LC9, Class A5, 2.840%, 12/15/2047	14,450,059	14,527,478
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class ASB, 3.157%, 07/15/2045	4,500,000	4,569,945
Series 2013-C12, Class A5, 3.664%, 07/15/2045	6,835,000	7,135,507
Series 2013-C15, Class A4, 4.096%, 11/15/2045	2,130,000	2,268,146
Series 2013-C17, Class A3, 3.928%, 01/15/2047	8,450,000	8,862,829
Series 2013-C17, Class A4, 4.199%, 01/15/2047	10,000,000	10,709,283
Series 2014-C24, Class ASB, 3.368%, 11/15/2047	10,000,000	10,264,976
Series 2014-C25, Class ASB, 3.407%, 11/15/2047	8,538,000	8,782,513
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	37,550,000	38,255,812
Series 2012-C6, Class A4, 2.858%, 11/15/2045	25,685,945	25,800,751
Series 2013-C10, Class A3, 3.967%, 07/15/2046(4)(8)	6,800,000	7,184,433
Series 2013-C12, Class A3, 3.973%, 10/15/2046	22,850,000	24,114,818
Series 2016-C29, Class ASB, 3.140%, 05/15/2049	12,250,000	12,476,183
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%, 02/15/2048	18,000,000	18,403,119
Series 2015-SG1, Class ASB, 3.556%, 09/15/2048	18,900,000	19,547,820
Series 2015-P2, Class A3, 3.541%, 12/15/2048	44,050,000	45,598,375
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	26,735,220	27,476,764
Series 2013-C13, Class ASB, 2.654%, 05/15/2045	7,450,000	7,479,888
Series 2013-C18, Class A4, 3.896%, 12/15/2046	12,900,000	13,608,360
Series 2014-C21, Class A5, 3.678%, 08/15/2047	21,344,000	22,225,434
Series 2014-C24, Class A4, 3.343%, 11/15/2047	10,330,000	10,544,008
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	6,920,000	7,185,925
		633,383,917	4.5%
		1,029,522,905	7.2%
Other Asset Backed Securities
Capital One Multi-Asset Execution Trust,
Series 2016-A4, Class A4, 1.330%, 06/15/2022	47,425,000	46,836,138
Chase Issuance Trust,
Series 2016-A5, Class A5, 1.270%, 07/15/2021	40,100,000	39,628,171
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	8,166,000	10,917,405
Conseco Financial Corp.:
Series 1993-3, Class A7, 6.400%, 10/15/2018	5,622	5,623
Series 1998-2, Class A5, 6.240%, 12/01/2028	237,466	244,151
Series 1998-3, Class A5, 6.220%, 03/01/2030	317,170	337,004
Series 1998-4, Class A5, 6.180%, 04/01/2030	1,874,591	1,969,381
Series 1998-7, Class A1, 6.320%, 07/01/2030	15,908,435	16,650,071
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	50,225,000	49,608,438
Ford Credit Auto Owner Trust:
Series 2014-2, Class A, 2.310%, 04/15/2026(2)	27,030,000	27,069,831
Series 2015-1, Class A, 2.120%, 07/15/2026(2)	9,540,000	9,520,546
Series 2016-1, Class A, 2.310%, 08/15/2027(2)	28,325,000	28,231,100
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	21,720,000	21,406,266
Kubota Credit Owner Trust,
Series 2016-1A, Class A3, 1.500%, 07/15/2020(2)	12,175,000	12,086,340
MMAF Equipment Finance LLC,
Series 2016-AA, Class A5, 2.210%, 12/15/2032(2)	14,100,000	13,820,678
Oakwood Mortgage Investors, Inc.,
6.450%, 12/15/2023	21,850	22,108
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 2.470%, 09/18/2024(2)	358,258	358,321
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022(2)	15,675,000	15,607,430
Sofi Consumer Loan Program,
Series 2017-6, Class A2, 2.820%, 11/25/2026(2)(8)	10,000,000	9,992,292
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019(1)(2)	4,463,000	4,390,440
Synchrony Credit Card Master Note Trust:
Series 2015-1, Class A, 2.370%, 03/15/2023	20,883,000	20,947,512
Series 2016-2, Class A, 2.210%, 05/15/2024	8,900,000	8,847,334
Verizon Owner Trust:
Series 2016-2A, Class A, 1.680%, 05/20/2021(2)	51,650,000	51,296,657
Series 2017-2A, Class A, 1.920%, 12/20/2021(2)	3,825,000	3,799,625
		393,592,862	2.8%
Total Long-Term Investments (Cost $14,050,305,521)		14,166,645,569	98.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	295,416,438	295,416,438
Total Short-Term Investment (Cost $295,416,438)		295,416,438	2.1%
Total Investments (Cost $14,345,721,959)		14,462,062,007	100.4%
Liabilities in Excess of Other Assets		(53,851,136)	(0.4)%
TOTAL NET ASSETS		$14,408,210,871	100.0%

Notes to Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $2,305,671,516, which represents 16.00% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2017.
(7)	Security in default.
(8)	Security that, on the last payment date, missed a partial principal or interest payment.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$2,684,270,344	$–	$2,684,270,344
Other Government Related Securities	–	146,015,530	–	146,015,530
Corporate Bonds	–	6,054,992,795	–	6,054,992,795
Taxable Municipal Bonds	–	175,821,437	–	175,821,437
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	3,076,509,018	–	3,076,509,018
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	605,920,678	–	605,920,678
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	396,138,988	–	396,138,988
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	633,383,917	–	633,383,917
Other Asset Backed Securities	–	393,592,862	–	393,592,862
Total Long-Term Investments	–	14,166,645,569	–	14,166,645,569
Short-Term Investment
Money Market Mutual Fund	295,416,438	–	–	295,416,438
Total Short-Term Investment	295,416,438	–	–	295,416,438
Total Investments	$295,416,438	$14,166,645,569	$–	$14,462,062,007

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$392,675,000	$386,232,676
1.875%, 03/31/2022	428,975,000	424,132,275
2.500%, 05/15/2024	112,950,000	114,225,099
2.250%, 11/15/2025	54,875,000	54,392,700
2.000%, 11/15/2026	194,050,000	187,796,436
3.500%, 02/15/2039	416,670,000	475,898,991
2.875%, 05/15/2043	610,850,000	628,101,742
2.500%, 02/15/2045	64,575,000	61,560,659
		2,332,340,578	14.3%
Other Government Related Securities
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019(1)(2)	3,000,000	3,138,000
5.750%, 10/27/2021(1)(2)	4,000,000	4,118,000
CNOOC Curtis Funding No. 1 Pty Ltd.,
4.500%, 10/03/2023(1)(2)	5,000,000	5,322,050
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023(1)	2,415,000	2,388,070
CNOOC Finance (2015) USA LLC,
3.500%, 05/05/2025	21,075,000	21,241,640
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024(1)	4,450,000	4,691,297
CNPC General Capital Ltd.,
2.750%, 05/14/2019(1)(2)	2,000,000	2,003,591
Comision Federal de Electricidad,
5.750%, 02/14/2042(1)(2)	5,200,000	5,492,500
Corp Andina de Fomento,
4.375%, 06/15/2022(1)	3,956,000	4,214,683
Electricite de France SA,
4.750%, 10/13/2035(1)(2)	10,000,000	11,042,446
Export-Import Bank of Korea:
2.250%, 01/21/2020(1)	14,000,000	13,852,650
4.000%, 01/29/2021(1)	2,400,000	2,471,081
The Korea Development Bank:
2.250%, 05/18/2020(1)	7,200,000	7,095,106
3.000%, 09/14/2022(1)	4,400,000	4,390,570
Korea Electric Power Corp.,
6.750%, 08/01/2027(1)	490,000	628,733
Nexen Energy ULC,
7.500%, 07/30/2039(1)	6,175,000	9,122,550
Petrobras Global Finance BV:
5.299%, 01/27/2025(1)(2)	3,400,000	3,410,200
7.375%, 01/17/2027(1)	9,300,000	10,239,300
Petroleos Mexicanos:
4.875%, 01/24/2022(1)	6,500,000	6,774,625
4.250%, 01/15/2025(1)	15,000,000	14,910,000
4.500%, 01/23/2026(1)	4,500,000	4,491,900
6.500%, 06/02/2041(1)	4,000,000	4,114,000
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024(1)(2)	1,500,000	1,591,221
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020(1)(2)	20,000,000	19,894,530
3.250%, 04/28/2025(1)(2)	20,000,000	19,859,144
Sinopec Group Overseas Development [2016] Ltd.:
1.750%, 09/29/2019(1)(2)	8,000,000	7,870,360
3.500%, 05/03/2026(1)(2)	10,000,000	10,065,780
Sinopec Group Overseas Development [2017] Ltd,
3.000%, 04/12/2022(1)(2)	6,950,000	6,939,506
		211,373,533	1.3%
Corporate Bonds
Industrials
21st Century Fox America, Inc.:
6.900%, 03/01/2019	6,659,000	7,008,804
3.700%, 09/15/2024	4,025,000	4,186,285
7.430%, 10/01/2026	3,300,000	4,271,426
6.150%, 03/01/2037	9,000,000	11,786,787
5.400%, 10/01/2043	5,000,000	6,184,237
4.750%, 09/15/2044	1,950,000	2,230,621
A.P. Meoller - Maersk A/S:
2.550%, 09/22/2019(1)(2)	10,000,000	10,007,903
3.750%, 09/22/2024(1)(2)	4,475,000	4,488,410
Abbott Laboratories:
3.400%, 11/30/2023	10,000,000	10,173,020
4.750%, 11/30/2036	38,500,000	43,258,636
AbbVie, Inc.:
2.000%, 11/06/2018	10,835,000	10,830,461
3.200%, 11/06/2022	3,000,000	3,046,349
3.600%, 05/14/2025	2,500,000	2,570,189
4.300%, 05/14/2036	3,825,000	4,098,596
Actavis Funding SCS:
3.850%, 06/15/2024(1)	125,000	128,093
4.550%, 03/15/2035(1)	14,098,000	14,918,028
Acuity Brands Lighting, Inc.,
6.000%, 12/15/2019	700,000	744,494
The ADT Corp.,
3.500%, 07/15/2022	6,900,000	6,796,500
Agilent Technologies, Inc.,
3.875%, 07/15/2023	5,325,000	5,515,243
Agrium, Inc.,
4.125%, 03/15/2035(1)	6,550,000	6,766,738
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021(1)	10,000,000	10,130,481
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	8,325,000	8,227,181
Ameritech Capital Funding Corp.,
6.450%, 01/15/2018	3,175,000	3,179,944
Amgen, Inc.,
4.400%, 05/01/2045	8,000,000	8,704,309
Anadarko Petroleum Corp.:
8.700%, 03/15/2019	4,380,000	4,696,151
6.450%, 09/15/2036	4,025,000	4,929,867
Andeavor Logistics LP / Tesoro Logistics Finance Corp.,
3.500%, 12/01/2022	8,600,000	8,583,684
Anglo American Capital PLC:
9.375%, 04/08/2019(1)(2)	5,600,000	6,072,271
3.750%, 04/10/2022(1)(2)	7,000,000	7,113,120
3.625%, 09/11/2024(1)(2)	4,325,000	4,304,283
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	20,350,000	20,824,018
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	11,359,067
ArcelorMittal:
6.000%, 03/01/2021(1)	7,950,000	8,586,000
6.750%, 02/25/2022(1)	4,500,000	5,006,250
Arrow Electronics, Inc.,
3.250%, 09/08/2024	15,000,000	14,698,267
AT&T, Inc.:
3.950%, 01/15/2025	4,425,000	4,530,599
3.400%, 05/15/2025	20,225,000	19,884,217
4.125%, 02/17/2026	8,925,000	9,128,988
3.900%, 08/14/2027	4,000,000	4,026,727
4.300%, 02/15/2030(2)	10,980,000	10,949,309
5.250%, 03/01/2037	7,125,000	7,535,570
5.150%, 11/15/2046(2)	10,221,000	10,446,193
4.500%, 03/09/2048	15,264,000	14,302,078
5.150%, 02/14/2050	9,650,000	9,770,280
Avnet, Inc.,
3.750%, 12/01/2021	5,000,000	5,071,920
Ball Corp.,
5.250%, 07/01/2025	25,000,000	27,187,500
Bayer US Finance LLC,
2.375%, 10/08/2019(2)	14,725,000	14,733,175
Beam Suntory, Inc.:
3.250%, 05/15/2022	7,000,000	7,109,039
3.250%, 06/15/2023	10,960,000	10,998,590
Becton Dickinson and Co.:
3.250%, 11/12/2020	13,000,000	13,186,492
3.363%, 06/06/2024	10,000,000	10,027,937
3.734%, 12/15/2024	9,250,000	9,473,815
4.875%, 05/15/2044	4,000,000	4,274,835
Bemis Co., Inc.,
4.500%, 10/15/2021	1,000,000	1,055,209
Boardwalk Pipelines LP:
4.950%, 12/15/2024	15,475,000	16,578,237
5.950%, 06/01/2026	26,406,000	29,454,592
Boral Finance Pty Ltd.:
3.000%, 11/01/2022(1)(2)	8,650,000	8,574,319
3.750%, 05/01/2028(1)(2)	5,550,000	5,591,132
Boston Scientific Corp.,
2.650%, 10/01/2018	10,000,000	10,039,465
BP Capital Markets PLC:
2.305%, 09/26/2018 (3 Month LIBOR USD + 0.630%)(1)(3)	5,000,000	5,018,646
4.750%, 03/10/2019(1)	1,500,000	1,546,559
Broadcom Corp. / Broadcom Cayman Finance Ltd.,
3.125%, 01/15/2025(2)	13,250,000	12,666,534
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026	18,286,000	18,136,359
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	1,873,699
Bunge Limited Finance Corp.:
8.500%, 06/15/2019	13,690,000	14,830,047
3.250%, 08/15/2026	13,188,000	12,603,366
3.750%, 09/25/2027	22,800,000	22,471,205
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,100,000	3,368,748
Carlisle Cos, Inc.,
3.750%, 12/01/2027	4,600,000	4,647,781
Celgene Corp.,
3.550%, 08/15/2022	5,730,000	5,902,068
CF Industries, Inc.:
3.450%, 06/01/2023	24,874,000	24,531,982
5.375%, 03/15/2044	10,922,000	10,785,475
Charter Communications Operating LLC,
4.464%, 07/23/2022	33,748,000	35,210,946
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.384%, 10/23/2035	6,000,000	7,005,751
CK Hutchison International Ltd.:
2.250%, 09/29/2020(1)(2)	17,600,000	17,428,739
2.875%, 04/05/2022(1)(2)	7,475,000	7,447,444
CNH Industrial NV,
4.500%, 08/15/2023(1)	6,168,000	6,415,830
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	9,943,000	10,085,016
4.500%, 06/01/2025	14,010,000	14,917,018
5.800%, 06/01/2045	2,223,000	2,774,712
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,652,353
Comcast Corp.:
4.250%, 01/15/2033	5,900,000	6,430,795
4.400%, 08/15/2035	13,450,000	14,704,810
3.200%, 07/15/2036	15,000,000	14,263,755
4.650%, 07/15/2042	2,000,000	2,251,277
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036(1)	845,000	1,071,249
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	1,098,653
Continental Airlines Pass Through Trust,
6.900%, 01/02/2018	2,114	2,114
Corning, Inc.,
4.375%, 11/15/2057	10,000,000	9,927,029
Cox Communications, Inc.:
2.950%, 06/30/2023(2)	5,475,000	5,397,153
3.850%, 02/01/2025(2)	4,625,000	4,732,778
3.350%, 09/15/2026(2)	15,000,000	14,658,667
4.800%, 02/01/2035(2)	4,450,000	4,534,800
6.450%, 12/01/2036(2)	5,550,000	6,523,833
8.375%, 03/01/2039(2)	11,639,000	16,376,865
4.700%, 12/15/2042(2)	5,000,000	4,829,912
CSX Corp.,
6.220%, 04/30/2040	350,000	465,772
CVS Health Corp.,
3.875%, 07/20/2025	2,302,000	2,370,758
Danone SA:
3.000%, 06/15/2022(1)(2)	3,500,000	3,522,975
2.589%, 11/02/2023(1)(2)	10,000,000	9,752,066
DCP Midstream LLC:
9.750%, 03/15/2019(2)	10,505,000	11,358,531
4.750%, 09/30/2021(2)	2,245,000	2,317,963
Deutsche Telekom International Finance BV:
6.750%, 08/20/2018(1)	1,250,000	1,286,508
8.750%, 06/15/2030(1)	925,000	1,368,621
Devon Financing Corp. LLC,
7.875%, 09/30/2031	5,000,000	6,864,024
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
3.480%, 06/01/2019(2)	13,685,000	13,856,438
4.420%, 06/15/2021(2)	39,125,000	40,769,001
5.450%, 06/15/2023(2)	8,000,000	8,645,112
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,362,500
Dollar General Corp.,
1.875%, 04/15/2018	2,100,000	2,098,785
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,223,547
The Dow Chemical Co.:
8.550%, 05/15/2019	32,350,000	35,040,869
4.125%, 11/15/2021	835,000	875,524
DXC Technology Co.:
2.431%, 03/01/2021 (3 Month LIBOR USD + 0.950%)(3)	12,000,000	12,029,366
4.450%, 09/18/2022	2,000,000	2,104,925
4.250%, 04/15/2024	37,639,000	39,206,340
4.750%, 04/15/2027	15,000,000	15,951,181
Eaton Corp.:
2.750%, 11/02/2022	2,500,000	2,507,312
4.000%, 11/02/2032	3,660,000	3,779,178
Ecolab, Inc.,
3.250%, 01/14/2023	6,325,000	6,467,042
El du Pont de Nemours & Co.,
2.200%, 05/01/2020	7,700,000	7,693,213
EMC Corp.,
2.650%, 06/01/2020	200,000	197,466
Enable Midstream Partners LP,
4.400%, 03/15/2027	15,000,000	15,252,992
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020(2)	3,190,000	3,351,412
Enbridge Energy Partners LP,
7.375%, 10/15/2045	15,000,000	19,931,461
Enbridge, Inc.,
5.500%, 12/01/2046(1)	5,000,000	6,012,296
Encana Corp.,
6.500%, 05/15/2019(1)	610,000	640,954
Energy Transfer Equity LP,
4.250%, 03/15/2023	10,000,000	9,925,000
Energy Transfer Partners LP:
2.500%, 06/15/2018	5,700,000	5,708,497
9.700%, 03/15/2019	1,189,000	1,286,843
4.150%, 10/01/2020	13,475,000	13,914,909
5.200%, 02/01/2022	1,000,000	1,067,633
3.600%, 02/01/2023	5,000,000	5,005,265
4.050%, 03/15/2025	6,204,000	6,199,361
4.200%, 04/15/2027	8,275,000	8,231,987
6.500%, 02/01/2042	14,000,000	15,852,413
5.150%, 03/15/2045	5,000,000	4,861,734
EnLink Midstream Partners LP,
4.400%, 04/01/2024	23,605,000	24,381,570
Ensco PLC,
5.200%, 03/15/2025(1)	6,000,000	5,100,000
Enterprise Products Operating LLC:
2.850%, 04/15/2021	10,000,000	10,083,416
3.350%, 03/15/2023	10,000,000	10,197,092
3.750%, 02/15/2025	7,000,000	7,217,671
EQT Midstream Partners LP,
4.125%, 12/01/2026	14,750,000	14,688,299
ERAC USA Finance LLC:
2.350%, 10/15/2019(2)	5,385,000	5,369,633
2.600%, 12/01/2021(2)	10,275,000	10,143,449
Express Scripts Holding Co.:
4.750%, 11/15/2021	14,700,000	15,661,804
3.050%, 11/30/2022	15,000,000	14,974,516
3.500%, 06/15/2024	7,500,000	7,566,338
FedEx Corp.:
8.000%, 01/15/2019	6,100,000	6,456,094
3.900%, 02/01/2035	7,000,000	7,111,194
Fidelity National Information Services, Inc.:
3.625%, 10/15/2020	2,789,000	2,865,623
4.500%, 10/15/2022	1,529,000	1,636,685
3.500%, 04/15/2023	3,202,000	3,273,299
3.875%, 06/05/2024	6,367,000	6,646,172
3.000%, 08/15/2026	9,300,000	8,989,077
4.500%, 08/15/2046	6,650,000	6,931,812
Fiserv, Inc.:
4.625%, 10/01/2020	3,000,000	3,165,829
3.500%, 10/01/2022	11,500,000	11,836,465
3.850%, 06/01/2025	11,720,000	12,226,108
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022(2)	3,000,000	3,106,508
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023(1)	11,700,000	11,576,713
4.375%, 05/10/2043(1)	4,000,000	4,212,515
Ford Motor Credit Co. LLC:
2.145%, 01/09/2018	5,375,000	5,375,108
2.551%, 10/05/2018	8,500,000	8,524,691
2.681%, 01/09/2020	5,000,000	5,012,062
3.200%, 01/15/2021	11,250,000	11,407,465
5.750%, 02/01/2021	13,000,000	14,113,904
3.336%, 03/18/2021	5,500,000	5,585,994
5.875%, 08/02/2021	8,975,000	9,855,500
2.979%, 08/03/2022	10,000,000	9,964,708
4.250%, 09/20/2022	4,459,000	4,675,667
Forest Laboratories, Inc.,
5.000%, 12/15/2021(2)	41,397,000	44,273,112
Freeport-McMoRan, Inc.:
3.100%, 03/15/2020	3,775,000	3,751,406
6.750%, 02/01/2022	2,649,000	2,741,715
3.550%, 03/01/2022	6,275,000	6,204,406
3.875%, 03/15/2023	8,000,000	7,960,000
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023(2)	33,385,000	35,054,250
General Electric Co.:
2.200%, 01/09/2020	2,864,000	2,861,080
5.550%, 05/04/2020	1,199,000	1,283,257
4.375%, 09/16/2020	838,000	880,258
5.300%, 02/11/2021	859,000	927,541
4.650%, 10/17/2021	2,420,000	2,605,457
General Mills, Inc.,
2.200%, 10/21/2019	12,000,000	11,996,963
General Motors Financial Co., Inc.:
2.400%, 05/09/2019	6,500,000	6,501,577
2.350%, 10/04/2019	2,700,000	2,692,062
2.450%, 11/06/2020	9,000,000	8,932,314
3.700%, 11/24/2020	1,509,000	1,549,113
4.200%, 03/01/2021	21,158,000	22,003,364
3.200%, 07/06/2021	25,600,000	25,849,881
4.375%, 09/25/2021	4,450,000	4,680,911
3.450%, 01/14/2022	5,200,000	5,270,174
3.150%, 06/30/2022	6,325,000	6,320,081
Genpact Luxembourg,
3.700%, 04/01/2022(1)(2)	42,585,000	42,324,646
Georgia-Pacific LLC:
5.400%, 11/01/2020(2)	11,000,000	11,863,693
3.163%, 11/15/2021(2)	20,000,000	20,356,706
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021(1)(2)	2,000,000	2,134,043
4.250%, 10/25/2022(1)(2)	7,000,000	7,334,600
6.000%, 11/15/2041(1)(2)	7,400,000	8,666,880
Glencore Funding LLC:
4.125%, 05/30/2023(2)	16,940,000	17,524,430
4.625%, 04/29/2024(2)	26,730,000	28,221,534
4.000%, 03/27/2027(2)	7,000,000	7,028,123
Grupo Bimbo SAB de CV:
3.875%, 06/27/2024(1)(2)	26,633,000	27,466,788
4.875%, 06/27/2044(1)(2)	5,000,000	5,181,761
4.700%, 11/10/2047(1)(2)	18,975,000	19,145,016
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	3,081,037
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025(2)	10,000,000	10,804,076
HB Fuller Co.,
4.000%, 02/15/2027	6,725,000	6,371,937
HCA, Inc.:
4.250%, 10/15/2019	10,900,000	11,131,625
6.500%, 02/15/2020	5,000,000	5,300,000
5.000%, 03/15/2024	8,366,000	8,700,640
5.375%, 02/01/2025	25,175,000	26,056,125
Hewlett Packard Enterprise Co.:
2.100%, 10/04/2019(2)	9,000,000	8,938,398
3.600%, 10/15/2020	7,550,000	7,708,541
Hexcel Corp.,
3.950%, 02/15/2027	19,000,000	19,369,656
HP, Inc.,
4.650%, 12/09/2021	32,425,000	34,464,945
Husky Energy, Inc.,
4.000%, 04/15/2024(1)	7,380,000	7,709,274
Hutchison Whampoa International Ltd.:
7.625%, 04/09/2019(1)(2)	2,000,000	2,126,820
3.250%, 11/08/2022(1)(2)	4,625,000	4,675,081
3.625%, 10/31/2024(1)(2)	15,000,000	15,375,780
Hyundai Capital America:
2.500%, 03/18/2019(2)	24,600,000	24,540,119
1.750%, 09/27/2019(2)	10,000,000	9,809,519
3.000%, 03/18/2021(2)	10,000,000	9,976,548
3.100%, 04/05/2022(2)	2,000,000	1,989,338
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020(1)(2)	9,225,000	9,123,409
Ingersoll-Rand Global Holding Co. Ltd,
5.750%, 06/15/2043	4,126,000	5,222,482
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044(1)	1,300,000	1,439,313
Johnson Controls International PLC:
3.900%, 02/14/2026(1)	10,000,000	10,462,801
5.250%, 12/01/2041(1)	1,150,000	1,320,618
Kerr-McGee Corp.,
7.875%, 09/15/2031	12,790,000	16,993,514
Keysight Technologies, Inc.:
3.300%, 10/30/2019	13,300,000	13,425,847
4.550%, 10/30/2024	7,283,000	7,726,598
4.600%, 04/06/2027	24,031,000	25,292,525
Kinder Morgan Energy Partners LP:
9.000%, 02/01/2019	8,828,000	9,424,800
6.850%, 02/15/2020	4,645,000	5,031,439
6.500%, 02/01/2037	400,000	468,110
6.950%, 01/15/2038	1,350,000	1,678,517
7.500%, 11/15/2040	2,500,000	3,199,774
Kinder Morgan Finance Co. LLC,
6.000%, 01/15/2018(2)	1,000,000	1,001,758
Kinder Morgan, Inc.:
3.050%, 12/01/2019	7,000,000	7,061,319
5.000%, 02/15/2021(2)	10,008,000	10,618,532
8.050%, 10/15/2030	14,009,000	17,445,536
7.800%, 08/01/2031	16,174,000	20,861,675
Kinross Gold Corp.,
6.875%, 09/01/2041(1)	5,500,000	6,221,875
Kraft Heinz Foods Co.:
3.500%, 07/15/2022	17,000,000	17,386,781
6.750%, 03/15/2032	10,000,000	12,667,117
5.000%, 07/15/2035	7,075,000	7,724,290
5.000%, 06/04/2042	5,000,000	5,365,119
Lafarge SA,
7.125%, 07/15/2036(1)	1,425,000	1,871,602
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026(2)	10,000,000	9,859,615
Lear Corp.,
5.250%, 01/15/2025	21,600,000	23,061,170
Lennox International, Inc.,
3.000%, 11/15/2023	10,000,000	9,874,361
Magellan Midstream Partners LP:
5.000%, 03/01/2026	10,000,000	11,108,018
4.200%, 03/15/2045	8,770,000	8,569,512
4.250%, 09/15/2046	1,230,000	1,244,905
Marathon Oil Corp.,
2.800%, 11/01/2022	10,175,000	10,075,874
Marathon Petroleum Corp.:
3.400%, 12/15/2020	20,000,000	20,435,894
3.625%, 09/15/2024	2,500,000	2,549,573
4.750%, 09/15/2044	3,985,000	4,163,642
Martin Marietta Materials, Inc.:
6.600%, 04/15/2018	475,000	481,146
6.250%, 05/01/2037	450,000	546,727
Masco Corp.:
7.125%, 03/15/2020	232,000	252,980
6.500%, 08/15/2032	13,934,000	17,010,237
McDonald's Corp.,
3.700%, 01/30/2026	7,250,000	7,557,302
Microsoft Corp.:
4.200%, 11/03/2035	5,650,000	6,410,611
3.950%, 08/08/2056	17,000,000	18,145,665
Molex Electronic Technologies LLC:
2.878%, 04/15/2020(2)	26,313,000	26,318,752
3.900%, 04/15/2025(2)	4,500,000	4,588,436
The Mosaic Co.,
5.450%, 11/15/2033	16,101,000	17,534,865
MPLX LP:
5.500%, 02/15/2023	1,900,000	1,955,252
4.500%, 07/15/2023	275,000	290,543
4.875%, 12/01/2024	9,650,000	10,401,730
4.000%, 02/15/2025	8,000,000	8,163,379
4.875%, 06/01/2025	14,500,000	15,539,937
Murphy Oil Corp.,
4.450%, 12/01/2022	12,600,000	12,647,250
Mylan NV:
3.000%, 12/15/2018(1)	4,500,000	4,524,063
3.750%, 12/15/2020(1)	5,875,000	6,003,411
3.150%, 06/15/2021(1)	8,100,000	8,145,219
Mylan, Inc.:
2.600%, 06/24/2018	7,775,000	7,787,918
3.125%, 01/15/2023(2)	11,800,000	11,636,212
4.200%, 11/29/2023	4,525,000	4,690,116
Nabors Industries, Inc.,
6.150%, 02/15/2018	176,000	176,440
Newell Brands, Inc.,
3.850%, 04/01/2023	20,000,000	20,695,211
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	3,084,551
5.050%, 11/15/2044	3,000,000	3,213,449
Noble Holding International Ltd.,
5.750%, 03/16/2018(1)	7,000,000	7,017,500
NuStar Logistics LP:
4.800%, 09/01/2020	4,275,000	4,339,125
6.750%, 02/01/2021	3,000,000	3,195,000
Oi Brasil Holdings Cooperatief UA,
5.750%, 02/10/2022(1)(2)(7)	3,000,000	1,335,000
ONEOK Partners LP:
3.375%, 10/01/2022	6,541,000	6,586,834
5.000%, 09/15/2023	5,800,000	6,214,440
ONEOK, Inc.:
4.250%, 02/01/2022	6,325,000	6,579,898
7.500%, 09/01/2023	2,959,000	3,521,417
Oracle Corp.:
3.400%, 07/08/2024	8,850,000	9,176,765
3.900%, 05/15/2035	7,425,000	7,865,237
Orange SA,
9.000%, 03/01/2031(1)	14,020,000	21,034,132
Owens Corning:
4.200%, 12/01/2024	10,000,000	10,476,707
3.400%, 08/15/2026	5,000,000	4,907,685
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	5,056,155
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,515,285
Pentair Finance SA:
2.900%, 09/15/2018(1)	2,206,000	2,214,681
2.650%, 12/01/2019(1)	5,000,000	4,978,364
Pernod Ricard SA,
4.250%, 07/15/2022(1)(2)	26,700,000	28,274,870
Petrofac Ltd.,
3.400%, 10/10/2018(1)(2)	31,475,000	31,160,250
Pfizer, Inc.,
5.800%, 08/12/2023	7,938,000	9,199,831
Phillips 66:
4.300%, 04/01/2022	6,168,000	6,555,579
4.650%, 11/15/2034	13,000,000	14,243,447
5.875%, 05/01/2042	5,000,000	6,363,517
4.875%, 11/15/2044	15,000,000	17,180,791
Phillips 66 Partners LP:
3.605%, 02/15/2025	2,000,000	2,015,002
4.680%, 02/15/2045	2,000,000	2,054,263
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	14,075,000	14,291,544
Plum Creek Timberlands LP:
4.700%, 03/15/2021	1,200,000	1,274,332
3.250%, 03/15/2023	8,375,000	8,530,015
POSCO,
4.250%, 10/28/2020(1)(2)	2,175,000	2,237,858
Potash Corp of Saskatchewan, Inc.,
4.000%, 12/15/2026(1)	10,000,000	10,403,653
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	205,000
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	11,850,000	12,252,206
Reliance Holding USA, Inc.:
4.500%, 10/19/2020(2)	2,000,000	2,091,036
5.400%, 02/14/2022(2)	3,500,000	3,801,414
Republic Services, Inc.:
5.500%, 09/15/2019	13,000,000	13,670,539
4.750%, 05/15/2023	13,459,000	14,621,924
2.900%, 07/01/2026	15,000,000	14,687,768
Rockies Express Pipeline LLC:
6.850%, 07/15/2018(2)	2,000,000	2,035,000
5.625%, 04/15/2020(2)	2,695,000	2,823,013
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	24,500,000	27,023,720
5.875%, 06/30/2026	31,435,000	35,316,224
Samarco Mineracao SA:
5.750%, 10/24/2023(1)(2)(7)	5,475,000	3,723,000
5.375%, 09/26/2024(1)(2)(7)	5,125,000	3,485,000
Schlumberger Holdings Corp.,
3.000%, 12/21/2020(2)	11,000,000	11,142,479
Schneider Electric SE,
2.950%, 09/27/2022(1)(2)	5,000,000	5,025,096
Seagate HDD Cayman,
4.250%, 03/01/2022(1)(2)	15,000,000	15,182,961
The Sherwin-Williams Co.,
4.500%, 06/01/2047	10,550,000	11,534,781
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	54,196,000	53,278,699
Silgan Holdings, Inc.,
4.750%, 03/15/2025(2)	1,000,000	1,025,000
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	960,000	1,190,304
Smithfield Foods, Inc.,
3.350%, 02/01/2022(2)	20,482,000	20,523,540
Solvay Finance America LLC:
3.400%, 12/03/2020(2)	39,226,000	40,053,955
4.450%, 12/03/2025(2)	24,426,000	25,956,135
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,048,174
Spectra Energy Partners LP,
3.500%, 03/15/2025	15,150,000	15,213,785
Sprint Capital Corp.,
6.900%, 05/01/2019	675,000	706,219
Standard Industries Inc.,
4.750%, 01/15/2028(2)	20,000,000	20,046,200
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	1,988,430
6.100%, 02/15/2042	1,000,000	1,065,130
Targa Resources Partners LP,
4.125%, 11/15/2019	7,000,000	7,043,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
5.000%, 01/15/2028(2)	28,000,000	27,930,000
TC PipeLines LP:
4.375%, 03/13/2025	25,830,000	26,870,812
3.900%, 05/25/2027	5,885,000	5,914,403
Tech Data Corp.,
3.700%, 02/15/2022	7,000,000	7,021,707
Telecom Italia Capital SA:
7.175%, 06/18/2019(1)	500,000	530,625
5.303%, 05/30/2024(1)(2)	21,500,000	22,951,250
7.200%, 07/18/2036(1)	3,175,000	3,944,938
Telefonica Emisiones SAU:
5.462%, 02/16/2021(1)	2,402,000	2,598,272
4.570%, 04/27/2023(1)	1,000,000	1,081,508
4.103%, 03/08/2027(1)	8,125,000	8,400,386
7.045%, 06/20/2036(1)	4,925,000	6,607,472
5.213%, 03/08/2047(1)	5,000,000	5,674,255
TELUS Corp.,
2.800%, 02/16/2027(1)	13,100,000	12,402,296
Tenet Healthcare Corp.,
6.750%, 06/15/2023	1,000,000	970,000
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023(1)	24,275,000	21,138,925
3.150%, 10/01/2026(1)	36,000,000	29,723,277
Thermo Fisher Scientific, Inc.,
3.300%, 02/15/2022	7,000,000	7,163,945
Time Warner Cable LLC:
6.750%, 07/01/2018	11,000,000	11,243,816
8.750%, 02/14/2019	1,132,000	1,206,969
8.250%, 04/01/2019	35,000	37,408
Time Warner, Inc.:
3.800%, 02/15/2027	3,500,000	3,496,691
4.850%, 07/15/2045	12,000,000	12,602,812
The Timken Co.,
3.875%, 09/01/2024	18,500,000	18,618,778
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	2,720,512
Transocean, Inc.:
8.375%, 12/15/2021(1)	5,500,000	5,940,000
5.800%, 10/15/2022(1)	5,000,000	4,925,000
TSMC Global Ltd.,
1.625%, 04/03/2018(1)(2)	37,655,000	37,588,614
TTX Co.:
4.650%, 06/15/2044(2)	7,710,000	8,452,886
3.900%, 02/01/2045(2)	25,325,000	24,894,102
Tyco Electronics Group SA,
7.125%, 10/01/2037(1)	500,000	723,931
United Rentals North America, Inc.,
4.625%, 10/15/2025	3,000,000	3,022,500
US Airways Pass Through Trust,
7.350%, 01/30/2018	177,936	178,181
Vale Overseas Ltd.:
5.875%, 06/10/2021(1)	25,125,000	27,361,125
4.375%, 01/11/2022(1)	2,700,000	2,791,800
6.250%, 08/10/2026(1)	22,000,000	25,487,000
8.250%, 01/17/2034(1)	425,000	561,531
6.875%, 11/21/2036(1)	150,000	183,750
6.875%, 11/10/2039(1)	15,850,000	19,436,063
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/2023(1)(2)	5,000,000	4,637,500
Valero Energy Corp.:
9.375%, 03/15/2019	19,806,000	21,450,761
3.400%, 09/15/2026	17,500,000	17,571,148
6.625%, 06/15/2037	5,000,000	6,589,570
Verisk Analytics, Inc.:
5.800%, 05/01/2021	2,585,000	2,812,794
4.000%, 06/15/2025	10,000,000	10,340,908
Verizon Communications, Inc.:
4.500%, 08/10/2033	15,710,000	16,477,114
4.400%, 11/01/2034	790,000	805,041
4.272%, 01/15/2036	19,649,000	19,546,863
5.250%, 03/16/2037	18,225,000	20,041,705
4.812%, 03/15/2039	37,955,000	39,708,814
Viacom, Inc.,
2.750%, 12/15/2019	10,000,000	9,984,998
Viterra, Inc.,
5.950%, 08/01/2020(1)(2)	7,000,000	7,558,948
Vodafone Group PLC:
7.875%, 02/15/2030(1)	9,793,000	13,304,678
6.150%, 02/27/2037(1)	3,150,000	3,951,041
Vulcan Materials Co.:
4.500%, 04/01/2025	3,000,000	3,196,815
7.150%, 11/30/2037	500,000	675,118
Wabtec Corp.,
3.450%, 11/15/2026	27,225,000	26,624,906
Walgreen Co.,
5.250%, 01/15/2019	2,482,000	2,557,158
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	8,060,000	8,194,532
3.800%, 11/18/2024	10,000,000	10,212,541
3.450%, 06/01/2026	7,000,000	6,921,987
Waste Management, Inc.,
3.900%, 03/01/2035	5,000,000	5,241,830
Weatherford International Ltd.,
4.500%, 04/15/2022(1)	5,020,000	4,543,100
Western Gas Partners LP,
5.375%, 06/01/2021	18,000,000	19,087,037
WestRock MWV LLC:
7.375%, 09/01/2019	6,650,000	7,170,145
9.750%, 06/15/2020	1,060,000	1,234,685
8.200%, 01/15/2030	3,012,000	4,234,461
Weyerhaeuser Co.,
7.375%, 10/01/2019	11,865,000	12,858,161
The Williams Companies, Inc.:
7.875%, 09/01/2021	5,065,000	5,850,075
3.700%, 01/15/2023	44,375,000	44,153,125
4.550%, 06/24/2024	2,000,000	2,075,000
7.500%, 01/15/2031	120,000	146,700
7.750%, 06/15/2031	3,500,000	4,313,750
5.750%, 06/24/2044	2,500,000	2,668,750
Williams Partners LP:
5.250%, 03/15/2020	2,000,000	2,112,648
6.300%, 04/15/2040	1,590,000	1,955,604
Woodside Finance Ltd.,
3.650%, 03/05/2025(1)(2)	15,000,000	15,090,966
WPX Energy, Inc.,
6.000%, 01/15/2022	4,000,000	4,180,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023(2)	4,000,000	4,070,000
Xerox Corp.,
3.625%, 03/15/2023	34,900,000	34,045,573
Yara International ASA:
7.875%, 06/11/2019(1)(2)	5,880,000	6,310,157
3.800%, 06/06/2026(1)(2)	20,250,000	20,089,089
Zimmer Biomet Holdings, Inc.,
3.550%, 04/01/2025	5,000,000	4,996,679
Zoetis, Inc.:
3.450%, 11/13/2020	11,885,000	12,165,636
3.250%, 02/01/2023	24,276,000	24,649,573
4.500%, 11/13/2025	16,275,000	17,737,951
		4,246,369,406	26.0%
Utilities
Appalachian Power Co.,
6.700%, 08/15/2037	1,275,000	1,728,461
Arizona Public Service Co.,
8.750%, 03/01/2019	1,150,000	1,232,600
Berkshire Hathaway Energy Co.,
3.500%, 02/01/2025	7,000,000	7,217,195
CMS Energy Corp.,
5.050%, 03/15/2022	1,000,000	1,087,130
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	8,699,659
Dominion Resources, Inc.:
2.500%, 12/01/2019	5,225,000	5,233,020
5.950%, 06/15/2035	1,880,000	2,374,485
Edison International,
2.950%, 03/15/2023	5,000,000	5,007,782
EDP Finance BV:
4.125%, 01/15/2020(1)(2)	8,816,000	9,085,011
3.625%, 07/15/2024(1)(2)	10,000,000	10,071,240
Enel Finance International NV:
2.875%, 05/25/2022(1)(2)	7,500,000	7,479,616
3.625%, 05/25/2027(1)(2)	17,500,000	17,387,190
6.000%, 10/07/2039(1)(2)	631,000	785,121
4.750%, 05/25/2047(1)(2)	42,584,000	46,108,765
Exelon Corp.:
3.950%, 06/15/2025	15,650,000	16,309,398
5.100%, 06/15/2045	5,875,000	6,934,455
Exelon Generation Co. LLC,
5.600%, 06/15/2042	6,100,000	6,688,460
Fortis Inc.,
3.055%, 10/04/2026(1)	14,150,000	13,662,459
Infraestructura Energetica Nova SAB de CV,
3.750%, 01/14/2028(1)(2)	5,000,000	4,932,500
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,518,671
Mega Advance Investments Ltd.,
5.000%, 05/12/2021(1)(2)	2,800,000	2,959,769
National Rural Utilities Cooperative Finance Corp.,
2.300%, 11/15/2019	5,000,000	5,013,783
NiSource Finance Corp.,
3.950%, 03/30/2048	11,775,000	12,062,309
PSEG Power LLC,
3.000%, 06/15/2021	25,027,000	25,247,065
Public Service Co. of New Mexico,
7.950%, 05/15/2018	6,553,000	6,689,454
RGS I&M Funding Corp.,
9.820%, 06/07/2022	145,317	157,211
South Carolina Electric & Gas Co.,
4.100%, 06/15/2046	7,325,000	7,442,843
The Southern Co.,
2.950%, 07/01/2023	17,400,000	17,408,523
Talent Yield Investments Ltd.,
4.500%, 04/25/2022(1)(2)	6,000,000	6,279,390
		257,803,565	1.6%
Financials
ABN AMRO Bank NV:
2.500%, 10/30/2018(1)(2)	6,750,000	6,772,936
2.450%, 06/04/2020(1)(2)	13,000,000	12,992,551
7.750%, 05/15/2023(1)(2)	8,000,000	9,445,366
4.750%, 07/28/2025(1)(2)	26,150,000	27,758,225
4.800%, 04/18/2026(1)(2)	19,600,000	20,921,040
AIA Group Ltd.,
3.200%, 03/11/2025(1)(2)	9,000,000	8,964,630
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	2,000,000	2,667,427
Ally Financial, Inc.:
3.600%, 05/21/2018	7,000,000	7,021,000
3.250%, 11/05/2018	8,200,000	8,220,500
8.000%, 12/31/2018	1,206,000	1,263,285
3.750%, 11/18/2019	18,200,000	18,429,320
4.125%, 03/30/2020	10,000,000	10,200,000
5.125%, 09/30/2024	3,000,000	3,243,750
American International Group, Inc.:
6.400%, 12/15/2020	3,500,000	3,880,167
4.875%, 06/01/2022	25,551,000	27,783,681
3.750%, 07/10/2025	11,400,000	11,753,670
3.875%, 01/15/2035	5,000,000	5,018,858
6.820%, 11/15/2037	4,173,000	5,572,951
AmSouth Bancorporation,
6.750%, 11/01/2025	860,000	1,013,032
Anthem, Inc.,
3.350%, 12/01/2024	7,050,000	7,152,384
ANZ New Zealand (Int'l) Ltd.:
1.750%, 03/29/2018(1)(2)	6,150,000	6,149,959
2.750%, 02/03/2021(1)(2)	10,000,000	10,031,427
2.125%, 07/28/2021(1)(2)	16,750,000	16,412,635
Aon Corp.,
5.000%, 09/30/2020(1)	150,000	159,735
Aon PLC,
3.875%, 12/15/2025(1)	14,490,000	15,149,981
Australia & New Zealand Banking Group Ltd.:
1.600%, 07/15/2019(1)	5,000,000	4,952,796
4.500%, 03/19/2024(1)(2)	9,000,000	9,442,147
Banco Santander SA,
3.500%, 04/11/2022(1)	12,000,000	12,235,774
Bank of America Corp.:
6.875%, 04/25/2018	1,250,000	1,269,097
2.625%, 04/19/2021	17,500,000	17,589,276
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%)(3)	4,500,000	4,492,118
3.300%, 01/11/2023	22,650,000	23,170,949
3.004%, 12/20/2023 (3 Month LIBOR USD + 0.790%)(2)(3)	8,352,000	8,373,443
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%)(3)	12,000,000	11,972,481
3.248%, 10/21/2027	6,000,000	5,953,915
3.705%, 04/24/2028 (3 Month LIBOR USD + 1.510%)(3)	23,000,000	23,607,063
7.750%, 05/14/2038	725,000	1,086,330
Bank of Montreal:
1.900%, 08/27/2021(1)	26,450,000	25,892,801
3.803%, 12/15/2032 (5 Year Swap Rate USD + 1.430%)(1)(3)	5,000,000	4,943,150
The Bank of Nova Scotia:
2.450%, 09/19/2022(1)	8,225,000	8,127,545
4.500%, 12/16/2025(1)	8,048,000	8,466,147
The Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.300%, 03/05/2020(1)(2)	8,075,000	8,045,908
BanPonce Trust I,
8.327%, 02/01/2027	2,310,000	2,185,930
Barclays PLC:
2.750%, 11/08/2019(1)	7,000,000	7,015,050
3.250%, 01/12/2021(1)	25,000,000	25,240,075
3.684%, 01/10/2023(1)	21,000,000	21,310,330
3.650%, 03/16/2025(1)	8,000,000	7,985,736
4.337%, 01/10/2028(1)	10,000,000	10,349,650
BB&T Corp.:
2.450%, 01/15/2020	15,000,000	15,049,645
2.625%, 06/29/2020	13,000,000	13,088,612
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,250,000	2,258,996
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	3,944,051
BNP Paribas SA:
5.000%, 01/15/2021(1)	5,000,000	5,374,468
3.250%, 03/03/2023(1)	4,000,000	4,087,735
BNZ International Funding Ltd.:
2.350%, 03/04/2019(1)(2)	14,025,000	14,038,525
2.400%, 02/21/2020(1)(2)	8,000,000	7,991,015
2.750%, 03/02/2021(1)(2)	18,750,000	18,796,877
BPCE SA:
2.500%, 12/10/2018(1)	5,750,000	5,766,165
2.250%, 01/27/2020(1)	4,000,000	3,989,880
5.700%, 10/22/2023(1)(2)	31,200,000	34,569,163
4.625%, 07/11/2024(1)(2)	3,185,000	3,348,863
5.150%, 07/21/2024(1)(2)	31,500,000	34,155,610
Brighthouse Financial, Inc.,
4.700%, 06/22/2047(2)	7,000,000	7,140,938
Caisse Centrale Desjardins,
2.043%, 01/29/2018 (3 Month LIBOR USD + 0.670%)(1)(2)(3)	29,175,000	29,181,071
Canadian Imperial Bank of Commerce,
1.600%, 09/06/2019(1)	8,475,000	8,387,657
Capital One Bank (USA) NA,
3.375%, 02/15/2023	42,388,000	42,806,372
Capital One Financial Corp.:
2.450%, 04/24/2019	3,975,000	3,984,279
3.050%, 03/09/2022	10,000,000	10,070,075
3.750%, 07/28/2026	6,960,000	6,930,751
Capital One NA,
1.850%, 09/13/2019	5,000,000	4,951,783
The Chubb Corp.,
3.609%, 04/15/2037 (3 Month LIBOR USD + 2.250%)(3)	1,320,000	1,310,100
CIT Group, Inc.,
5.000%, 08/01/2023	5,000,000	5,325,000
Citigroup, Inc.:
2.400%, 02/18/2020	8,000,000	7,990,638
2.350%, 08/02/2021	8,125,000	8,036,428
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%)(3)	12,000,000	11,939,873
2.911%, 09/01/2023 (3 Month LIBOR USD + 1.430%)(3)	8,000,000	8,234,582
3.700%, 01/12/2026	4,700,000	4,838,695
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.560%)(3)	30,000,000	31,052,453
Citizens Bank NA:
2.450%, 12/04/2019	36,000,000	36,024,234
2.550%, 05/13/2021	6,175,000	6,152,143
CNA Financial Corp.:
5.875%, 08/15/2020	6,839,000	7,397,563
5.750%, 08/15/2021	9,177,000	10,048,240
7.250%, 11/15/2023	12,400,000	14,790,739
4.500%, 03/01/2026	21,000,000	22,350,753
3.450%, 08/15/2027	9,000,000	8,869,116
CNO Financial Group, Inc.:
4.500%, 05/30/2020	5,000,000	5,150,000
5.250%, 05/30/2025	18,640,000	19,665,200
Comerica Bank,
4.000%, 07/27/2025	21,425,000	22,187,149
Commonwealth Bank of Australia:
5.000%, 10/15/2019(1)(2)	5,900,000	6,171,911
4.500%, 12/09/2025(1)(2)	19,000,000	19,889,557
Compass Bank:
2.750%, 09/29/2019	38,994,000	39,101,850
2.875%, 06/29/2022	15,700,000	15,535,844
3.875%, 04/10/2025	25,875,000	25,957,448
Cooperatieve Rabobank,
2.750%, 01/10/2022(1)	15,250,000	15,372,811
Cooperatieve Rabobank UA:
3.875%, 02/08/2022(1)	4,150,000	4,359,098
3.750%, 07/21/2026(1)	23,000,000	23,299,839
Credit Agricole SA:
3.375%, 01/10/2022(1)(2)	23,225,000	23,587,315
3.250%, 10/04/2024(1)(2)	8,575,000	8,517,310
Credit Suisse AG,
5.300%, 08/13/2019(1)	7,166,000	7,504,459
Credit Suisse Group AG:
3.574%, 01/09/2023(1)(2)	9,000,000	9,150,400
4.282%, 01/09/2028(1)(2)	15,000,000	15,638,996
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	21,100,000	21,760,311
3.750%, 03/26/2025(1)	15,000,000	15,305,812
4.550%, 04/17/2026(1)	5,000,000	5,353,420
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022(1)(2)	13,775,000	13,858,524
Deutsche Bank AG:
1.875%, 02/13/2018(1)	8,769,000	8,767,685
2.093%, 02/13/2018 (3 Month LIBOR USD + 0.680%)(1)(3)	9,000,000	9,000,086
2.700%, 07/13/2020(1)	8,700,000	8,657,391
2.950%, 08/20/2020(1)	8,625,000	8,635,891
3.125%, 01/13/2021(1)	10,625,000	10,687,576
3.375%, 05/12/2021(1)	5,450,000	5,500,271
4.250%, 10/14/2021(1)	26,200,000	27,257,567
3.300%, 11/16/2022(1)	7,000,000	6,964,322
Discover Bank:
8.700%, 11/18/2019	3,237,000	3,559,322
3.100%, 06/04/2020	12,000,000	12,142,413
Discover Financial Services,
3.950%, 11/06/2024	25,000,000	25,537,148
Fifth Third Bancorp,
2.875%, 07/27/2020	9,250,000	9,347,765
First Horizon National Corp.,
3.500%, 12/15/2020	28,897,000	29,509,070
First Republic Bank,
4.625%, 02/13/2047	1,850,000	1,978,513
First Tennessee Bank NA,
2.950%, 12/01/2019	12,000,000	12,079,857
FMR LLC:
4.950%, 02/01/2033(2)	4,235,000	4,845,760
6.500%, 12/14/2040(2)	1,820,000	2,484,306
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020(1)	24,096,000	23,984,903
Goldman Sachs Capital I,
6.345%, 02/15/2034	125,000	157,323
The Goldman Sachs Group, Inc.:
7.500%, 02/15/2019	1,825,000	1,928,725
2.550%, 10/23/2019	4,000,000	4,007,525
2.300%, 12/13/2019	12,450,000	12,442,012
5.250%, 07/27/2021	1,100,000	1,192,170
2.350%, 11/15/2021	10,000,000	9,848,394
5.750%, 01/24/2022	15,100,000	16,743,343
3.077%, 11/29/2023 (3 Month LIBOR USD + 1.600%)(3)	10,000,000	10,408,295
3.500%, 01/23/2025	9,250,000	9,396,446
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.200%)(3)	24,000,000	23,903,297
6.750%, 10/01/2037	300,000	401,593
The Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	11,215,000	12,721,233
4.850%, 01/24/2077(2)	10,066,000	11,053,715
The Hartford Financial Services Group, Inc.:
6.300%, 03/15/2018	200,000	201,742
5.125%, 04/15/2022	6,097,000	6,653,504
8.125%, 06/15/2038 (3 Month LIBOR USD + 4.600%)(3)	1,365,000	1,399,125
Highmark, Inc.,
4.750%, 05/15/2021(2)	7,800,000	8,170,896
HSBC Finance Corp.,
6.676%, 01/15/2021	12,866,000	14,304,504
HSBC Holdings PLC:
3.400%, 03/08/2021(1)	9,100,000	9,301,084
2.650%, 01/05/2022(1)	4,000,000	3,973,449
3.600%, 05/25/2023(1)	6,000,000	6,173,148
HSBC USA, Inc.,
2.350%, 03/05/2020	2,750,000	2,749,654
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	13,401,085
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	17,100,000	17,368,992
2.300%, 01/14/2022	15,225,000	14,979,840
The Huntington National Bank:
2.000%, 06/30/2018	13,000,000	13,004,879
2.200%, 11/06/2018	5,000,000	5,004,442
2.875%, 08/20/2020	12,275,000	12,376,376
ING Bank NV:
2.050%, 08/17/2018(1)(2)	4,125,000	4,125,742
2.450%, 03/16/2020(1)(2)	9,500,000	9,504,400
2.750%, 03/22/2021(1)(2)	9,175,000	9,237,549
5.800%, 09/25/2023(1)(2)	31,680,000	35,552,422
ING Groep NV,
3.150%, 03/29/2022(1)	4,000,000	4,047,833
Invesco Finance PLC,
3.125%, 11/30/2022(1)	5,500,000	5,565,821
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,000,000	10,100,029
Jefferies Group LLC,
6.450%, 06/08/2027	1,000,000	1,161,728
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.,
4.850%, 01/15/2027	15,750,000	16,744,412
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	17,115,000	20,781,607
JPMorgan Chase & Co.:
2.250%, 01/23/2020	3,650,000	3,647,558
4.250%, 10/15/2020	8,250,000	8,650,285
2.295%, 08/15/2021	22,000,000	21,802,981
4.350%, 08/15/2021	2,400,000	2,545,478
4.500%, 01/24/2022	4,400,000	4,708,230
3.200%, 01/25/2023	5,350,000	5,457,007
2.595%, 10/24/2023 (3 Month LIBOR USD + 1.230%)(3)	10,000,000	10,258,912
3.125%, 01/23/2025	21,850,000	21,970,486
KEB Hana Bank,
1.750%, 10/18/2019(1)(2)	16,750,000	16,435,100
KeyBank NA:
4.625%, 06/15/2018	2,670,000	2,696,400
2.250%, 03/16/2020	9,425,000	9,397,367
3.400%, 05/20/2026	21,575,000	21,494,491
KeyCorp,
2.900%, 09/15/2020	17,200,000	17,360,960
LeasePlan Corp. NV:
2.500%, 05/16/2018(1)(2)	27,204,000	27,207,179
2.875%, 01/22/2019(1)(2)	5,200,000	5,203,522
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035(2)	700,000	904,530
10.750%, 06/15/2058 (3 Month LIBOR USD + 7.120%)(2)(3)	900,000	1,498,500
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	375,000	549,605
Lincoln National Corp.:
8.750%, 07/01/2019	3,490,000	3,810,551
3.403%, 04/20/2067 (3 Month LIBOR USD + 2.040%)(3)	930,000	850,950
Lloyds Bank PLC,
5.800%, 01/13/2020(1)(2)	6,350,000	6,764,618
Lloyds Banking Group PLC:
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%)(1)(3)	9,400,000	9,319,447
3.750%, 01/11/2027(1)	7,800,000	7,921,157
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.210%)(1)(3)	21,550,000	21,347,285
Macquarie Bank Ltd.,
2.400%, 01/21/2020(1)(2)	17,750,000	17,706,513
Macquarie Group Ltd.:
7.625%, 08/13/2019(1)(2)	2,467,000	2,660,384
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.020%)(1)(2)(3)	19,875,000	19,736,670
Manufacturers & Traders Trust Co.:
2.100%, 02/06/2020	8,000,000	7,973,596
2.779%, 12/28/2020 (1 Month LIBOR USD + 1.220%)(3)	9,483,000	9,485,478
Manulife Financial Corp.:
4.900%, 09/17/2020(1)	3,109,000	3,290,873
4.150%, 03/04/2026(1)	16,375,000	17,390,549
Marsh & McLennan Companies, Inc.:
4.800%, 07/15/2021	1,000,000	1,069,106
3.300%, 03/14/2023	6,875,000	7,045,922
3.750%, 03/14/2026	9,225,000	9,634,401
5.875%, 08/01/2033	3,729,000	4,711,273
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023(2)	3,184,000	3,796,176
8.875%, 06/01/2039(2)	11,820,000	19,587,730
4.900%, 04/01/2077(2)	8,000,000	9,095,151
MBIA Insurance Corp.,
12.619%, 01/15/2033 (3 Month LIBOR USD + 11.260%)(2)(3)(7)	700,000	315,000
MetLife Capital Trust IV,
7.875%, 12/15/2037(2)	900,000	1,199,250
MetLife, Inc.:
7.717%, 02/15/2019	1,407,000	1,494,969
4.875%, 11/13/2043	3,375,000	3,960,481
4.050%, 03/01/2045	9,025,000	9,464,999
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021(1)	10,000,000	10,091,260
2.190%, 09/13/2021(1)	20,000,000	19,638,063
Mitsubishi UFJ Trust & Banking Corp.,
2.450%, 10/16/2019(1)(2)	10,000,000	10,015,827
Mizuho Bank Ltd.:
2.650%, 09/25/2019(1)(2)	5,000,000	5,023,690
2.400%, 03/26/2020(1)(2)	20,000,000	19,964,934
Mizuho Financial Group, Inc.:
2.601%, 09/11/2022(1)	5,000,000	4,921,314
3.170%, 09/11/2027(1)	24,650,000	24,201,850
Morgan Stanley:
6.625%, 04/01/2018	1,275,000	1,288,968
7.300%, 05/13/2019	4,675,000	4,984,066
2.375%, 07/23/2019	2,000,000	2,002,250
5.625%, 09/23/2019	10,100,000	10,643,527
2.650%, 01/27/2020	7,000,000	7,031,607
3.750%, 02/25/2023	1,000,000	1,036,361
2.765%, 10/24/2023 (3 Month LIBOR USD + 1.400%)(3)	10,000,000	10,284,477
3.700%, 10/23/2024	5,000,000	5,166,638
4.000%, 07/23/2025	2,500,000	2,617,627
3.875%, 01/27/2026	7,000,000	7,296,565
3.125%, 07/27/2026	13,175,000	12,994,895
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%)(3)	15,350,000	15,491,278
MUFG Americas Holdings Corp.:
2.250%, 02/10/2020	7,000,000	6,961,988
3.500%, 06/18/2022	1,150,000	1,178,826
Nationwide Building Society:
2.350%, 01/21/2020(1)(2)	13,775,000	13,766,336
3.900%, 07/21/2025(1)(2)	8,100,000	8,498,993
4.000%, 09/14/2026(1)(2)	40,000,000	40,438,217
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.850%)(1)(2)(3)	8,000,000	8,002,707
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021(2)	14,788,000	15,932,470
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033(2)	3,600,000	5,157,759
9.375%, 08/15/2039(2)	17,878,000	30,405,022
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	3,200,000	3,999,044
New York Life Insurance Co.,
6.750%, 11/15/2039(2)	25,105,000	36,294,089
Nippon Life Insurance Co.,
5.000%, 10/18/2042 (3 Month LIBOR USD + 4.240%)(1)(2)(3)	2,000,000	2,115,000
Nomura Holdings, Inc.:
2.750%, 03/19/2019(1)	11,268,000	11,352,267
6.700%, 03/04/2020(1)	2,525,000	2,735,767
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,000,000	16,474,383
Popular, Inc.,
7.000%, 07/01/2019(1)	1,000,000	1,040,000
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,215,000	1,235,833
3.125%, 05/15/2023	3,550,000	3,569,126
Principal Life Global Funding II,
2.200%, 04/08/2020(2)	8,000,000	7,969,525
Protective Life Corp.,
7.375%, 10/15/2019	5,360,000	5,809,391
Protective Life Global Funding,
2.700%, 11/25/2020(2)	10,725,000	10,772,132
Raymond James Financial, Inc.,
4.950%, 07/15/2046	15,000,000	16,958,316
Regions Bank,
7.500%, 05/15/2018	15,864,000	16,181,669
Regions Financial Corp.:
3.200%, 02/08/2021	30,600,000	31,134,287
2.750%, 08/14/2022	12,000,000	11,962,251
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020(2)	14,000,000	14,000,643
2.375%, 05/04/2020(2)	23,750,000	23,695,387
3.050%, 01/20/2021(2)	10,954,000	11,102,782
Royal Bank of Canada,
4.650%, 01/27/2026(1)	29,930,000	32,253,298
Royal Bank of Scotland Group PLC,
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%)(1)(3)	56,785,000	56,908,806
Santander Holdings USA, Inc.,
3.400%, 01/18/2023(2)	5,750,000	5,727,595
Santander Issuances SAU,
5.179%, 11/19/2025(1)	11,150,000	12,041,956
Santander UK Group Holdings PLC:
2.875%, 08/05/2021(1)	9,375,000	9,352,031
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%)(1)(3)	6,000,000	6,013,917
Santander UK PLC:
5.000%, 11/07/2023(1)(2)	28,200,000	30,133,364
4.000%, 03/13/2024(1)	7,700,000	8,128,863
Simon Property Group LP,
1.500%, 02/01/2018(2)	12,000,000	11,998,574
Societe Generale SA:
5.200%, 04/15/2021(1)(2)	10,100,000	10,878,035
3.250%, 01/12/2022(1)(2)	20,000,000	20,183,200
5.000%, 01/17/2024(1)(2)	13,000,000	13,878,596
4.250%, 04/14/2025(1)(2)	17,100,000	17,444,329
Standard Chartered PLC:
1.700%, 04/17/2018(1)(2)	10,000,000	9,990,340
2.100%, 08/19/2019(1)(2)	18,685,000	18,566,575
2.250%, 04/17/2020(1)(2)	7,000,000	6,936,118
3.050%, 01/15/2021(1)(2)	14,000,000	14,111,580
5.700%, 03/26/2044(1)(2)	14,000,000	16,980,490
Stifel Financial Corp.:
3.500%, 12/01/2020	5,000,000	5,039,284
4.250%, 07/18/2024	19,615,000	20,092,024
Sumitomo Mitsui Banking Corp.:
1.950%, 07/23/2018(1)	4,000,000	3,999,395
2.250%, 07/11/2019(1)	12,050,000	12,045,737
2.450%, 01/16/2020(1)	12,450,000	12,453,956
3.000%, 01/18/2023(1)	2,500,000	2,495,933
Sumitomo Mitsui Financial Group, Inc.,
2.784%, 07/12/2022(1)	13,325,000	13,248,877
SunTrust Bank:
7.250%, 03/15/2018	5,682,000	5,740,085
3.300%, 05/15/2026	28,734,000	28,457,908
SunTrust Banks, Inc.,
2.900%, 03/03/2021	15,000,000	15,167,915
Swedbank AB,
2.650%, 03/10/2021(1)(2)	7,025,000	7,046,897
Synchrony Financial:
3.750%, 08/15/2021	16,825,000	17,252,525
4.250%, 08/15/2024	33,325,000	34,553,251
4.500%, 07/23/2025	12,295,000	12,848,326
3.700%, 08/04/2026	5,388,000	5,312,143
3.950%, 12/01/2027	8,000,000	7,966,347
Synovus Financial Corp.,
3.125%, 11/01/2022	15,000,000	14,875,500
TD Ameritrade Holding Corp.,
5.600%, 12/01/2019	1,000,000	1,061,532
Torchmark Corp.,
3.800%, 09/15/2022	1,275,000	1,317,866
Trinity Acquisition PLC:
4.400%, 03/15/2026(1)	15,776,000	16,684,520
6.125%, 08/15/2043(1)	5,650,000	7,124,337
UBS Group Funding Switzerland AG:
3.115%, 09/24/2020 (3 Month LIBOR USD + 1.440%)(1)(2)(3)	26,350,000	26,932,421
2.650%, 02/01/2022(1)(2)	10,000,000	9,886,765
3.491%, 05/23/2023(1)(2)	24,075,000	24,458,127
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.950%)(1)(2)(3)	17,700,000	17,497,638
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	14,178,777
Voya Financial, Inc.:
5.500%, 07/15/2022	23,194,000	25,627,762
3.650%, 06/15/2026	7,102,000	7,182,279
Wells Fargo & Co.:
2.150%, 01/30/2020	7,000,000	6,984,651
2.500%, 03/04/2021	15,950,000	15,942,703
3.069%, 01/24/2023	12,000,000	12,090,055
2.610%, 10/31/2023 (3 Month LIBOR USD + 1.230%)(3)	10,000,000	10,265,885
3.000%, 02/19/2025	5,225,000	5,181,363
3.000%, 04/22/2026	4,000,000	3,924,397
Westpac Banking Corp.:
1.600%, 08/19/2019(1)	15,000,000	14,844,177
4.875%, 11/19/2019(1)	636,000	666,726
2.100%, 05/13/2021(1)	13,300,000	13,143,887
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.240%)(1)(3)	10,000,000	10,303,124
Willis North America, Inc.,
7.000%, 09/29/2019	16,003,000	17,162,623
Willis Towers Watson PLC,
5.750%, 03/15/2021(1)	20,329,000	22,121,246
		3,573,921,901	21.8%
Total Corporate Bonds		8,078,094,872	49.4%

Taxable Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	668,787
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	17,440,000	17,219,035
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,831,177
7.155%, 03/01/2027	1,700,000	2,023,901
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,569,705
Camden County Improvement Authority,
7.747%, 07/01/2034 (Callable 07/01/2020)	1,100,000	1,223,288
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,654,770
City of Vernon CA Electric System Revenue,
4.500%, 08/01/2022	7,500,000	7,888,125
City of Williston ND,
3.100%, 07/15/2025 (Callable 10/20/2017)	4,765,000	4,765,429
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,425,288
Elgin Local School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	1,000,000	1,027,440
Hillsborough City School District:
–%, 09/01/2036 (Callable 09/01/2021)	10,000,000	4,462,200
–%, 09/01/2042 (Callable 09/01/2021)	10,000,000	3,298,000
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/29/2018)	1,885,000	1,916,385
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,470,000	1,476,879
3.750%, 07/01/2034 (Callable 07/01/2023)	4,310,000	4,375,383
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	4,240,000	4,182,336
2.812%, 07/01/2035 (Callable 01/01/2024)	5,265,000	5,192,870
North East Texas Independent School District,
5.240%, 08/01/2027	3,000,000	3,489,090
Rhode Island Housing & Mortgage Finance Corp.,
2.913%, 10/01/2039 (Callable 10/01/2023)	3,005,000	2,983,394
San Dieguito Public Facilities Authority,
6.459%, 05/01/2027	1,825,000	2,282,710
State of Illinois:
5.163%, 02/01/2018	3,000,000	3,006,630
6.200%, 07/01/2021	15,910,000	16,646,951
State Public School Building Authority,
5.000%, 09/15/2027	1,998,000	2,234,583
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,392,593
Town of Davie FL,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,104,040
West Allis West Milwaukee School District,
4.000%, 04/01/2020 (Callable 04/01/2018)	16,520,000	16,544,284
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,395,464
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,176,310
		123,457,047	0.7%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1989-94, Class G, 7.500%, 12/25/2019	1,325	1,369
Series 1990-15, Class J, 7.000%, 02/25/2020	1,418	1,436
Series 1991-21, Class J, 7.000%, 03/25/2021	1,019	1,060
Series 1991-43, Class J, 7.000%, 05/25/2021	20,826	21,774
Series 1991-65, Class Z, 6.500%, 06/25/2021	13,007	13,586
Series 1992-129, Class L, 6.000%, 07/25/2022	40,817	42,719
Series 1993-32, Class H, 6.000%, 03/25/2023	11,334	11,996
Series 1993-58, Class H, 5.500%, 04/25/2023	49,820	52,151
Series 2004-90, Class LH, 5.000%, 04/25/2034	492,303	495,597
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	17,942	18,485
5.000%, 05/01/2021	31,987	32,931
6.000%, 06/01/2021	7,746	8,093
3.000%, 05/01/2027	6,291,947	6,410,132
6.500%, 12/01/2028	17,407	19,289
6.500%, 06/01/2029	7,859	8,732
3.000%, 10/01/2030	42,914,873	43,762,612
3.000%, 02/01/2032	62,952,493	64,204,861
3.500%, 05/01/2032	30,990,771	32,250,480
3.500%, 01/01/2034	31,402,448	32,696,851
5.000%, 03/01/2036	4,300,616	4,664,690
5.500%, 04/01/2037	133,557	147,482
5.500%, 04/01/2038	72,845	80,484
5.500%, 05/01/2038	138,621	152,937
5.500%, 01/01/2039	21,974,909	24,410,931
4.500%, 11/01/2039	2,799,457	2,987,258
4.500%, 11/01/2039	835,133	890,950
4.500%, 08/01/2040	2,685,772	2,871,052
4.500%, 08/01/2040	4,010,956	4,279,538
4.000%, 10/01/2040	26,372,247	27,685,262
4.000%, 01/01/2041	18,579,921	19,507,137
3.500%, 06/01/2042	7,553,553	7,795,113
3.500%, 07/01/2042	27,221,039	28,091,579
3.500%, 07/01/2042	43,700,348	45,097,884
3.000%, 08/01/2042	23,889,603	24,016,283
3.500%, 09/01/2042	17,023,839	17,567,798
3.000%, 11/01/2042	58,291,946	58,601,205
3.000%, 01/01/2043	43,745,547	43,996,500
3.000%, 02/01/2043	7,885,590	7,930,686
3.500%, 02/01/2043	17,059,084	17,633,759
3.000%, 03/01/2043	18,166,044	18,269,874
3.000%, 04/01/2043	14,593,083	14,676,462
3.000%, 04/01/2043	14,944,696	15,031,707
3.000%, 06/01/2043	13,208,020	13,280,149
3.000%, 08/01/2043	29,845,570	29,971,590
3.500%, 05/01/2044	14,661,420	15,150,318
3.500%, 08/01/2044	30,992,440	31,937,063
3.500%, 08/01/2044	37,002,789	38,171,558
4.000%, 09/01/2044	17,328,240	18,125,764
4.000%, 10/01/2044	25,591,793	27,003,730
4.000%, 02/01/2045	18,612,402	19,465,304
3.500%, 06/01/2045	32,261,316	33,338,409
3.000%, 10/01/2045	40,610,564	40,849,061
4.000%, 10/01/2045	27,985,627	29,266,328
3.500%, 01/01/2046	61,955,926	63,904,962
3.500%, 08/01/2046	66,116,671	68,308,103
3.000%, 05/01/2047	90,814,790	90,993,353
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	1,322	1,390
Series 136, Class E, 6.000%, 04/15/2021	1,848	1,895
Series 1122, Class G, 7.000%, 08/15/2021	3,691	3,905
Series 1186, Class I, 7.000%, 12/15/2021	6,989	7,451
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	67,513	68,729
3.000%, 04/01/2027	11,853,943	12,106,841
3.500%, 07/01/2027	43,124,905	44,675,122
2.500%, 12/01/2027	17,893,476	17,983,012
5.000%, 05/01/2028	46,728	50,165
3.500%, 07/01/2028	31,624,309	32,650,949
6.500%, 09/01/2028	12,586	14,096
6.500%, 02/01/2029	28,530	32,032
4.500%, 07/01/2030	5,235,212	5,586,861
3.000%, 08/01/2030	33,693,890	34,393,542
4.000%, 11/01/2031	22,812,473	24,066,289
3.500%, 01/01/2032	54,477,348	56,650,938
5.500%, 01/01/2032	11,938	13,193
5.000%, 09/01/2033	15,914,460	17,288,187
4.500%, 10/01/2033	28,584,573	30,554,838
4.000%, 01/01/2034	15,986,792	16,872,658
5.500%, 04/01/2034	880,239	976,713
4.000%, 09/01/2034	22,959,308	24,234,405
5.500%, 09/01/2034	27,107	30,054
5.000%, 02/01/2035	22,602,720	24,553,009
5.000%, 02/01/2035	15,569,296	16,858,364
5.500%, 02/01/2035	13,137	14,573
5.000%, 04/01/2035	1,599,768	1,737,839
5.000%, 07/01/2035	4,514,039	4,903,247
5.000%, 02/01/2036	2,822,395	3,065,884
5.000%, 03/01/2036	1,250,070	1,358,072
5.500%, 04/01/2036	4,218,807	4,677,524
6.000%, 05/01/2038	6,913,728	7,793,464
4.000%, 06/01/2039	14,217,207	14,969,371
5.000%, 06/01/2039	19,708,622	21,398,645
4.500%, 01/01/2040	9,838,005	10,506,478
4.500%, 01/01/2040	4,444,358	4,751,887
5.000%, 06/01/2040	16,522,447	17,833,671
4.000%, 08/01/2040	1,284,257	1,349,252
4.500%, 08/01/2040	5,823,465	6,234,012
4.500%, 08/01/2040	15,519,507	16,618,936
4.000%, 10/01/2040	2,295,275	2,411,512
4.000%, 11/01/2040	23,525,781	24,717,876
4.000%, 12/01/2040	4,752,039	5,049,080
3.500%, 01/01/2041	2,299,726	2,374,646
4.000%, 01/01/2041	4,943,195	5,192,953
3.500%, 02/01/2041	2,744,157	2,833,465
4.000%, 02/01/2041	345,779	363,446
3.500%, 03/01/2041	19,367,366	19,997,679
4.000%, 03/01/2041	8,783,239	9,226,069
4.500%, 07/01/2041	6,978,833	7,479,842
3.500%, 09/01/2041	40,211,968	41,520,534
4.000%, 09/01/2041	4,029,114	4,231,565
3.500%, 11/01/2041	21,728,852	22,436,949
3.500%, 12/01/2041	3,773,340	3,896,301
4.000%, 12/01/2041	17,625,980	18,511,654
4.000%, 01/01/2042	33,573,181	35,256,514
4.500%, 01/01/2042	13,594,520	14,571,527
4.000%, 02/01/2042	29,127,891	30,585,793
3.000%, 05/01/2042	4,192,548	4,215,204
3.500%, 05/01/2042	21,776,234	22,499,413
3.500%, 06/01/2042	8,341,446	8,613,535
3.500%, 08/01/2042	13,411,405	13,847,502
3.500%, 09/01/2042	21,926,539	22,637,892
3.000%, 03/01/2043	8,014,074	8,057,292
3.000%, 04/01/2043	2,373,924	2,386,754
3.000%, 05/01/2043	32,206,573	32,380,649
3.500%, 05/01/2043	20,181,742	20,856,507
3.000%, 06/01/2043	33,684,158	33,864,478
3.000%, 07/01/2043	26,164,101	26,302,813
4.000%, 07/01/2043	38,607,866	40,544,562
3.000%, 08/01/2043	9,725,217	9,775,272
3.500%, 09/01/2043	47,189,817	48,744,939
4.500%, 09/01/2043	9,353,338	10,026,278
4.000%, 01/01/2045	19,892,330	20,941,598
3.500%, 02/01/2045	63,892,750	65,967,980
4.000%, 02/01/2045	26,971,274	28,460,328
4.000%, 02/01/2045	9,612,363	10,091,030
4.000%, 02/01/2045	19,319,027	20,283,571
4.000%, 03/01/2045	13,970,137	14,741,755
4.000%, 11/01/2045	70,080,535	73,303,592
3.500%, 12/01/2045	48,161,145	49,474,459
4.500%, 02/01/2046	40,984,814	43,917,928
4.500%, 08/01/2046	45,126,513	48,103,948
3.000%, 10/01/2046	33,631,733	33,710,530
3.500%, 11/01/2046	39,692,006	40,774,374
Freddie Mac Multifamily Structured Pass Through Certificates,
Series 2804, Class VC, 5.000%, 07/15/2021	2,032	2,030
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	20,830	23,483
6.500%, 01/20/2029	11,078	12,734
6.000%, 11/20/2033	15,343	17,405
5.000%, 07/20/2040	786,792	855,324
4.000%, 08/20/2041	7,409,740	7,798,604
3.500%, 10/20/2041	13,507,658	14,039,076
4.000%, 12/20/2041	9,553,587	10,055,348
4.000%, 02/20/2042	18,679,243	19,659,501
4.000%, 06/20/2042	15,809,389	16,632,238
3.500%, 09/20/2042	10,148,721	10,548,015
3.000%, 04/20/2045	21,620,579	21,841,937
3.500%, 04/20/2045	31,060,093	32,152,341
4.000%, 05/20/2045	24,258,335	25,472,621
3.500%, 06/20/2045	29,196,964	30,229,121
4.500%, 01/20/2046	24,311,219	25,660,288
3.000%, 06/20/2046	16,869,201	17,038,656
3.000%, 08/20/2046	60,671,081	61,280,535
		2,861,594,755	17.5%
Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 1.702%, 09/25/2036 (1 Month LIBOR USD + 0.150%)(3)	8,568,504	8,110,471
Accredited Mortgage Loan Trust:
Series 2005-4, Class A2D, 1.872%, 12/25/2035 (1 Month LIBOR USD + 0.320%)(3)	8,265,799	8,236,758
Series 2007-1, Class A3, 1.682%, 02/25/2037 (1 Month LIBOR USD + 0.130%)(3)	4,143,317	4,122,168
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 1.702%, 04/25/2036 (1 Month LIBOR USD + 0.150%)(3)	9,269,735	9,197,596
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020	686,161	681,427
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020	209,707	209,636
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021(2)	9,601	9,386
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	257,384	251,549
Series 2006-J5, Class 3A1, 4.473%, 07/25/2021(4)	14,787	14,184
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022	179,637	180,541
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	6,285,305	6,486,282
Series 2005-6CB, Class 1A4, 5.500%, 04/25/2035(8)	18,515,600	17,791,610
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2035(8)	7,453,605	7,296,459
Series 2005-29CB, Class A1, 5.500%, 07/25/2035	3,711,200	3,472,122
Series 2005-49CB, Class A5, 5.500%, 11/25/2035(8)	3,455,662	3,234,496
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036	465,659	460,502
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036(8)	4,236,339	3,982,095
Series 2006-28CB, Class A17, 6.000%, 10/25/2036(8)	592,000	480,696
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	1,654	1,639
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 1.787%, 01/25/2036 (1 Month LIBOR USD + 0.240%)(3)	45,568,898	45,186,092
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE3, Class A4, 1.722%, 03/25/2036 (1 Month LIBOR USD + 0.170%)(3)	922,580	917,277
Series 2006-HE2, Class A1, 1.742%, 03/25/2036 (1 Month LIBOR USD + 0.190%)(3)	22,285,356	22,155,575
Series 2006-HE6, Class A4, 1.712%, 11/25/2036 (1 Month LIBOR USD + 0.160%)(3)	870,223	855,331
Banc of America Alternative Loan Trust:
Series 2004-6, Class 4A1, 5.000%, 07/25/2019	1,432,229	1,430,994
Series 2004-11, Class 4A1, 5.500%, 12/25/2019	2,142	2,156
Series 2005-2, Class 4A1, 5.500%, 03/25/2020	254,161	255,312
Series 2005-4, Class 3A1, 5.500%, 05/25/2020	181,530	179,333
Series 2005-8, Class 5A1, 5.500%, 09/25/2020(8)	50,047	48,527
Series 2007-1, Class 1A1, 5.686%, 04/25/2022(4)	310,944	312,667
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	2,778,594	2,833,221
Series 2004-6, Class 1A1, 6.000%, 07/25/2034	0	0
Series 2004-10, Class 1CB1, 6.000%, 11/25/2034	14,190,695	14,910,417
Series 2004-11, Class 1CB1, 6.000%, 12/25/2034	14,581,750	15,202,197
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035(8)	1,014,942	1,009,326
Series 2005-6, Class CB7, 5.250%, 07/25/2035(8)	3,507,389	3,465,130
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035(8)	19,380	19,226
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035(8)	7,450,455	7,263,889
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046(8)	36,444	34,481
Series 2006-5, Class CB7, 6.000%, 06/25/2046(8)	282,001	255,330
Banc of America Funding Trust:
Series 2005-C, Class A1, 1.741%, 05/20/2035 (1 Month LIBOR USD + 0.240%)(3)	9,485,697	9,361,996
Series 2007-C, Class 1A3, 3.444%, 05/20/2036(4)(8)	3,656,212	3,420,704
Series 2007-C, Class 7A5, 1.801%, 05/20/2047 (1 Month LIBOR USD + 0.300%)(3)	3,983,657	3,647,441
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037(6)	328,303	337,896
Series 2007-B, Class 1A2, 6.831%, 08/28/2047(6)	121,040	113,449
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 3.520%, 10/25/2035 (1 Year CMT Rate + 2.300%)(3)	1,230,680	1,253,104
Bear Stearns Asset Backed Securities I Trust:
Series 2005-HE4, Class M2, 2.512%, 04/25/2035 (1 Month LIBOR USD + 0.960%)(3)	5,410,974	5,423,526
Series 2006-HE8, Class 21A2, 1.722%, 10/25/2036 (1 Month LIBOR USD + 0.170%)(3)	8,058,700	8,009,929
Series 2007-HE5, Class 1A2, 1.732%, 06/25/2047 (1 Month LIBOR USD + 0.180%)(3)	6,242,769	6,240,249
Bear Stearns Asset Backed Securities Trust,
Series 2007-2, Class A2, 1.872%, 01/25/2047 (1 Month LIBOR USD + 0.320%)(3)	8,476,011	8,410,336
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 2.332%, 02/25/2035 (1 Month LIBOR USD + 0.780%)(3)	5,152,937	5,158,769
Series 2005-FRE1, Class A6, 1.932%, 12/25/2035 (1 Month LIBOR USD + 0.380%)(3)	8,210,809	8,172,244
Series 2006-NC1, Class A3, 1.762%, 01/25/2036 (1 Month LIBOR USD + 0.210%)(3)	2,347,940	2,345,212
Series 2006-OPT1, Class A3, 1.732%, 02/25/2036 (1 Month LIBOR USD + 0.180%)(3)	4,214,165	4,200,785
Series 2007-HE1, Class A2, 1.702%, 06/25/2037 (1 Month LIBOR USD + 0.150%)(3)	2,156,472	2,133,097
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 3.448%, 01/25/2036(4)	1,243,102	1,208,547
Series 2006-A1, Class 2A3, 3.623%, 09/25/2036(4)(8)	936,254	933,716
Series 2007-A1, Class 3A1, 3.632%, 02/25/2037(4)	4,702,565	4,696,503
Series 2007-A1, Class 2A3, 3.686%, 02/25/2037(4)	2,327,296	2,352,604
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	652,990	631,295
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	6,583,779	6,579,376
Series 2007-2, Class 1A3, 6.000%, 02/25/2037	1,383,332	1,356,640
Citicorp Residential Mortgage Trust:
Series 2006-2, Class A4, 5.534%, 09/25/2036(6)	1,797,618	1,807,979
Series 2006-3, Class A4, 5.468%, 11/25/2036(6)	1,555,538	1,574,877
Series 2007-1, Class A6, 5.507%, 03/25/2037(6)	73,441	76,301
Series 2007-2, Class A4, 5.243%, 06/25/2037(6)	29,106,365	29,565,487
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 3.210%, 10/25/2035 (1 Year CMT Rate + 2.400%)(3)	18,615,924	18,704,214
Series 2005-9, Class 2A2, 5.500%, 11/25/2035(8)	285,804	286,245
Series 2005-9, Class 22A2, 6.000%, 11/25/2035(8)	4,789,620	4,890,129
Series 2007-AMC4, Class A2C, 1.722%, 05/25/2037 (1 Month LIBOR USD + 0.170%)(3)	3,646,031	3,615,070
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028(6)	7,057	7,158
Countrywide Asset-Backed Certificates:
Series 2006-22, Class 2A3, 1.712%, 01/25/2034 (1 Month LIBOR USD + 0.160%)(3)	14,788,736	14,438,656
Series 2004-12, Class AF6, 4.634%, 03/25/2035(4)	40,201	41,213
Series 2005-10, Class AF6, 4.454%, 02/25/2036(4)	385,825	394,275
Series 2005-13, Class AF3, 4.671%, 04/25/2036(4)	656,508	601,349
Series 2006-S9, Class A3, 5.728%, 08/25/2036(4)	9,516	9,486
Series 2006-13, Class 3AV2, 1.478%, 01/25/2037 (1 Month LIBOR USD + 0.150%)(3)(8)	8,224,944	8,207,145
Series 2006-13, Class 1AF3, 4.465%, 01/25/2037(4)	54,430	103,482
Series 2006-23, Class 2A3, 1.722%, 05/25/2037 (1 Month LIBOR USD + 0.170%)(3)	5,183,784	5,146,732
Series 2006-10, Class 1AF3, 4.664%, 09/25/2046(4)	738,177	665,436
Series 2006-9, Class 1AF3, 4.527%, 10/25/2046(4)(8)	309,710	280,493
Series 2007-9, Class 2A3, 1.732%, 06/25/2047 (1 Month LIBOR USD + 0.180%)(3)	37,165,488	36,409,534
Series 2007-11, Class 2A3, 1.742%, 06/25/2047 (1 Month LIBOR USD + 0.190%)(3)	9,812,779	9,513,601
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020	155,123	150,232
Credit-Based Asset Servicing & Securitization LLC:
Series 2005-CB8, Class AF2, 3.834%, 12/25/2035(6)	307,628	306,453
Series 2007-CB4, Class A1A, 1.418%, 04/25/2037 (1 Month LIBOR USD + 0.090%)(3)	4,699,711	4,571,811
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035(4)	29,767	29,896
Series 2005-7, Class AF6, 4.693%, 10/25/2035(4)	129,566	132,483
Series 2005-11, Class AF3, 4.629%, 02/25/2036(4)	3,123,562	3,134,835
Series 2006-14, Class 2A2, 1.702%, 02/25/2037 (1 Month LIBOR USD + 0.150%)(3)	5,949,860	5,922,209
Series 2006-18, Class 2A2, 1.712%, 03/25/2037 (1 Month LIBOR USD + 0.160%)(3)	6,665,155	6,567,241
CWHEQ Home Equity Loan Trust,
Series 2007-S1, Class A6, 5.693%, 11/25/2036(4)	8,329	8,238
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust:
Series 2005-1, Class 1A1, 2.052%, 02/25/2035 (1 Month LIBOR USD + 0.500%)(3)	8,563,969	8,238,825
Series 2005-2, Class 1A7, 5.504%, 04/25/2035(4)	11,503,494	11,843,477
Series 2005-3, Class 4A5, 5.250%, 06/25/2035	740,661	740,483
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 1.752%, 02/25/2036 (1 Month LIBOR USD + 0.200%)(3)	11,765,668	11,690,818
Series 2006-FF4, Class A2, 1.742%, 03/25/2036 (1 Month LIBOR USD + 0.190%)(3)	10,308,731	10,296,524
Series 2006-FF6, Class A4, 1.802%, 04/25/2036 (1 Month LIBOR USD + 0.250%)(3)	28,848,000	28,085,588
Series 2006-FF15, Class A5, 1.712%, 11/25/2036 (1 Month LIBOR USD + 0.160%)(3)	18,861,866	18,362,602
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021(8)	82,007	79,814
Series 2004-AA1, Class A1, 3.327%, 06/25/2034(4)	5,684,333	5,637,937
Series 2005-AA2, Class 2A1, 3.277%, 04/25/2035(4)	2,955,312	2,960,512
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037	281,176	246,100
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	293	276
GSAA Home Equity Trust:
Series 2004-6, Class A1, 2.352%, 06/25/2034 (1 Month LIBOR USD + 0.800%)(3)	3,169,160	3,119,235
Series 2005-14, Class 1A1, 1.802%, 12/25/2035 (1 Month LIBOR USD + 0.250%)(3)	23,829,018	23,332,397
Series 2007-8, Class A3, 2.002%, 08/25/2037 (1 Month LIBOR USD + 0.450%)(3)	8,531,783	8,030,929
GSAMP Trust:
Series 2005-AHL2, Class A2C, 1.792%, 12/25/2035 (1 Month LIBOR USD + 0.240%)(3)	6,704,287	6,681,074
Series 2006-HE7, Class A2D, 1.782%, 10/25/2046 (1 Month LIBOR USD + 0.230%)(3)	1,032,541	1,025,712
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	199,818	183,709
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	3,102,678	3,209,043
Series 2005-AR2, Class 2A1, 3.665%, 04/25/2035(4)	4,345,615	4,378,493
Home Equity Asset Trust,
Series 2007-2, Class 2A2, 1.737%, 07/25/2037 (1 Month LIBOR USD + 0.190%)(3)	981,061	978,279
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 1.822%, 10/25/2035 (1 Month LIBOR USD + 0.270%)(3)	8,469,045	8,443,114
HSI Asset Securitization Corp. Trust:
Series 2006-OPT4, Class 2A3, 1.712%, 03/25/2036 (1 Month LIBOR USD + 0.160%)(3)	4,515,303	4,479,505
Series 2007-WF1, Class 2A3, 1.722%, 05/25/2037 (1 Month LIBOR USD + 0.170%)(3)	7,738,121	7,732,551
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	522,848	559,492
Series 2006-A1, Class 2A1, 3.481%, 03/25/2036(4)	109,784	99,848
Series 2006-S3, Class A3A, 6.000%, 08/25/2036(6)(8)	421,850	447,905
Series 2007-S1, Class A1, 1.832%, 04/25/2047 (1 Month LIBOR USD + 0.280%)(3)	8,825,687	8,617,108
J.P. Morgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AV5, 1.792%, 11/25/2036 (1 Month LIBOR USD + 0.240%)(3)	3,855,274	3,853,357
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021	67,218	67,632
Series 2005-A8, Class 2A3, 3.430%, 11/25/2035(4)(8)	8,198,541	7,942,840
Series 2006-A2, Class 3A3, 3.306%, 04/25/2036(4)	2,455,400	2,275,659
Series 2006-A2, Class 2A1, 3.396%, 04/25/2036(4)	2,044,016	2,017,917
Series 2006-A7, Class 2A2, 3.554%, 01/25/2037(4)(8)	2,910,853	2,929,353
Series 2006-A7, Class 2A4R, 3.554%, 01/25/2037(4)(8)	2,972,542	2,991,434
Series 2007-A2, Class 2A3, 3.636%, 04/25/2037(4)	6,194,644	6,028,184
Series 2007-A4, Class 2A3, 3.593%, 06/25/2037(4)	7,191,274	6,753,463
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 1.752%, 01/25/2036 (1 Month LIBOR USD + 0.200%)(3)	779,928	777,087
Luminent Mortgage Trust,
Series 2005-1, Class A1, 1.812%, 11/25/2035 (1 Month LIBOR USD + 0.260%)(3)	11,415,564	11,043,849
MASTR Alternative Loan Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019	19,046	19,050
Series 2004-5, Class 4A1, 5.500%, 07/25/2019	63,233	63,810
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	184,445	186,125
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	3,514,149	3,721,191
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	2,843,430	3,020,088
Series 2005-6, Class 1A5, 5.500%, 12/25/2035(8)	3,163,203	3,032,302
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 1.852%, 01/25/2036 (1 Month LIBOR USD + 0.300%)(3)	4,120,534	4,127,945
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B, 2.172%, 12/25/2029 (1 Month LIBOR USD + 0.620%)(3)	9,634,393	9,318,531
Series 2005-A5, Class A3, 3.164%, 06/25/2035(4)	3,450,709	3,470,547
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A1, 1.722%, 03/25/2036 (1 Month LIBOR USD + 0.170%)(3)	9,112,976	8,615,554
MortgageIT Trust:
Series 2005-4, Class A1, 1.832%, 10/25/2035 (1 Month LIBOR USD + 0.280%)(3)	6,568,421	6,483,875
Series 2005-5, Class A1, 1.812%, 12/25/2035 (1 Month LIBOR USD + 0.260%)(3)	6,123,716	6,084,409
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 1.782%, 12/25/2035 (1 Month LIBOR USD + 0.230%)(3)	7,181,586	7,153,099
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%, 03/25/2056(2)(4)	19,380,798	19,716,834
Series 2017-1A, Class A1, 4.000%, 02/25/2057(2)(4)	28,941,783	29,802,220
Series 2017-3A, Class A1, 4.000%, 04/25/2057(2)(4)	31,436,360	32,372,946
Series 2017-6A, Class A1, 4.000%, 08/27/2057(2)(4)	37,234,380	38,210,617
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-WF1, Class 2A3, 5.100%, 03/25/2035	5,640,451	5,783,955
RALI Series Trust:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019	274,674	273,940
Series 2004-QS13, Class CB, 5.000%, 09/25/2019	313,133	314,553
Series 2005-QS2, Class A1, 5.500%, 02/25/2035	216,757	213,166
Series 2005-QS5, Class A1, 1.952%, 04/25/2035 (1 Month LIBOR USD + 0.400%)(3)(8)	2,975,454	2,376,777
Series 2005-QS9, Class A2, 2.052%, 06/25/2035 (1 Month LIBOR USD + 0.500%)(3)	1,235,480	1,025,318
Series 2005-QS11, Class A2, 2.052%, 07/25/2035 (1 Month LIBOR USD + 0.500%)(3)	5,449,487	4,632,822
Series 2005-QA7, Class A22, 3.906%, 07/25/2035(4)	3,262,252	3,085,350
RAMP Series Trust:
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032(4)	1,803,795	1,805,040
Series 2006-NC2, Class A2, 1.742%, 02/25/2036 (1 Month LIBOR USD + 0.190%)(3)	3,736,074	3,733,537
Series 2006-RS4, Class A3, 1.722%, 07/25/2036 (1 Month LIBOR USD + 0.170%)(3)	1,005,213	1,002,960
RASC Series Trust:
Series 2006-EMX2, Class A3, 1.852%, 02/25/2036 (1 Month LIBOR USD + 0.300%)(3)	8,836,994	8,852,104
Series 2006-KS8, Class A3, 1.712%, 10/25/2036 (1 Month LIBOR USD + 0.160%)(3)	6,204,228	6,194,896
Series 2007-KS1, Class A3, 1.702%, 01/25/2037 (1 Month LIBOR USD + 0.150%)(3)	2,851,602	2,772,696
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035(6)	34,459	35,265
Series 2005-2, Class AF6, 4.781%, 08/25/2035(6)	1,969,480	2,018,983
Series 2005-3, Class AF3, 4.814%, 11/25/2035(6)	400,521	403,140
Series 2006-2, Class AF3, 5.797%, 08/25/2036(6)	15,770,719	10,152,581
Series 2006-3, Class AF2, 5.580%, 11/25/2036(6)	10,375,248	5,717,542
Series 2007-1, Class AF2, 5.512%, 04/25/2037(6)	467,403	237,031
Series 2007-1, Class AF3, 5.612%, 04/25/2037(6)	280,442	144,632
Series 2007-2, Class AF2, 5.675%, 06/25/2037(6)	1,438,854	691,898
Soundview Home Loan Trust:
Series 2005-OPT4, Class 2A3, 1.812%, 12/25/2035 (1 Month LIBOR USD + 0.260%)(3)	1,681,032	1,680,643
Series 2006-OPT4, Class 2A3, 1.702%, 06/25/2036 (1 Month LIBOR USD + 0.150%)(3)	3,678,325	3,662,360
Series 2006-EQ1, Class A3, 1.712%, 10/25/2036 (1 Month LIBOR USD + 0.160%)(3)	17,185,090	17,047,697
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 2.222%, 10/25/2035 (1 Month LIBOR USD + 0.670%)(3)	2,254,672	2,244,259
Structured Asset Securities Corp.:
Series 2003-31A, Class 2A7, 3.398%, 10/25/2033(4)	1,956,299	1,984,378
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035(6)	74,373	76,793
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054(2)(4)	9,878,732	9,993,528
Series 2016-2, Class A1, 3.000%, 08/25/2055(2)(4)	14,925,774	15,029,375
Series 2016-3, Class A1, 2.250%, 04/25/2056(2)(4)	136,319	135,016
Series 2016-4, Class A1, 2.250%, 07/25/2056(2)(4)	18,455,581	18,305,013
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	5,284,488	5,277,706
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019	52,317	52,612
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019	12,545	12,607
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019	24,340	24,495
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019	5,175	5,217
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019	17,798	18,141
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	48,592	49,382
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	3,581,335	3,754,909
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	4,470,855	4,767,760
Series 2005-3, Class 1CB3, 2.002%, 05/25/2035 (1 Month LIBOR USD + 0.450%)(3)(8)	7,091,370	5,978,852
Series 2005-6, Class 2A4, 5.500%, 08/25/2035(8)	9,567,607	9,263,751
Series 2006-AR10, Class 1A1, 3.235%, 09/25/2036(4)(8)	1,361,506	1,318,485
Series 2007-HY3, Class 4A1, 3.313%, 03/25/2037(4)	20,575,211	20,449,775
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037(8)	64,035	60,382
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 4A2, 3.463%, 10/25/2035(4)	1,668,534	1,670,754
Series 2005-16, Class A18, 6.000%, 01/25/2036(8)	1,557,392	1,567,729
Series 2006-AR10, Class 5A5, 3.387%, 07/25/2036(4)(8)	7,088,826	7,149,741
Series 2006-AR14, Class 2A3, 3.628%, 10/25/2036(4)(8)	3,697,722	3,490,537
Series 2006-15, Class A1, 6.000%, 11/25/2036(8)	5,311,990	5,302,002
Series 2007-4, Class A15, 6.000%, 04/25/2037(8)	5,681,632	5,750,979
Series 2007-7, Class A49, 6.000%, 06/25/2037(8)	5,522,666	5,491,238
Series 2007-8, Class 2A8, 6.000%, 07/25/2037(8)	5,132,237	5,154,722
		1,053,526,068	6.4%
		3,915,120,823	23.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2, 2.597%, 12/25/2026(4)	30,250,000	29,644,129
Federal Home Loan Mortgage Corp. (FHLMC),
Series K037, Class A2, 3.490%, 01/25/2024	66,850,000	70,184,217
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K716, Class A2, 3.130%, 06/25/2021	13,550,000	13,876,138
Series K029, Class A2, 3.320%, 02/25/2023(4)	64,357,000	66,916,201
Series K048, Class A2, 3.284%, 06/25/2025(4)	53,605,000	55,585,989
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,601,000	85,914,126
Series K061, Class A2, 3.347%, 11/25/2026(4)	36,250,000	37,692,402
		359,813,202	2.2%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/15/2050	21,425,000	22,283,065
Series 2017-BNK8, Class A4, 3.488%, 11/15/2050	43,125,000	44,292,618
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class A3, 3.753%, 03/10/2047	5,000,000	5,236,782
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	24,465,159	25,062,412
Series 2013-CR9, Class A3, 4.022%, 07/10/2045	35,270,000	37,236,733
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	34,888,000	35,418,915
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	13,725,000	13,912,718
Series 2013-CR10, Class A4, 4.210%, 08/10/2046(4)	11,500,000	12,280,195
Series 2014-CR18, Class A4, 3.550%, 07/15/2047	5,000,000	5,175,633
Series 2014-CR19, Class A5, 3.796%, 08/10/2047	18,000,000	18,882,659
Series 2014-CR20, Class ASB, 3.305%, 11/10/2047	22,000,000	22,583,814
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	2,275,000	2,387,123
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	17,924,873	18,538,517
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	41,375,651	41,457,558
Series 2014-GC20, Class AAB, 3.655%, 04/10/2047	23,004,000	23,753,981
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A4, 2.694%, 04/15/2046	8,919,344	8,939,291
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	23,335,000	23,558,143
Series 2011-C5, Class A3, 4.171%, 08/15/2046	8,002,063	8,381,819
Series 2012-LC9, Class ASB, 2.437%, 12/15/2047	3,640,525	3,636,816
Series 2013-C10, Class ASB, 2.702%, 12/15/2047	19,763,850	19,857,802
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Class A4, 4.096%, 11/15/2045	10,000,000	10,648,573
Series 2013-C17, Class A3, 3.928%, 01/15/2047	23,700,000	24,857,876
Series 2014-C25, Class A5, 3.672%, 11/15/2047	34,585,000	36,017,462
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/15/2045	40,030,000	40,782,428
Series 2012-C6, Class A4, 2.858%, 11/15/2045	33,760,000	33,910,894
Series 2013-C10, Class A3, 3.967%, 07/15/2046(4)	44,160,000	46,656,550
Series 2013-C12, Class A3, 3.973%, 10/15/2046	19,350,000	20,421,083
Series 2015-C25, Class ASB, 3.383%, 10/15/2048	29,047,000	29,775,664
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	15,049,000	15,206,935
Series 2016-C35, Class ASB, 2.788%, 07/15/2048	11,000,000	10,932,949
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/15/2045	12,000,000	12,174,847
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,291,000	19,826,067
Series 2013-C18, Class A4, 3.896%, 12/15/2046	21,950,000	23,155,309
Series 2014-C24, Class A5, 3.607%, 11/15/2047	25,695,000	26,623,705
Series 2014-C23, Class ASB, 3.636%, 10/15/2057	10,500,000	10,903,499
		754,770,435	4.6%
		1,114,583,637	6.8%
Other Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	8,155,299
Conseco Financial Corp.:
Series 1998-3, Class A5, 6.220%, 03/01/2030	182,713	194,139
Series 1998-4, Class A5, 6.180%, 04/01/2030	86,486	90,859
Dell Equipment Finance Trust,
Series 2016-1, Class A3, 1.650%, 07/22/2021(2)	12,000,000	11,983,524
Discover Card Execution Note Trust,
Series 2016-A4, Class A4, 1.390%, 03/15/2022	30,675,000	30,298,434
Ford Credit Auto Owner Trust:
Series 2014-2, Class A, 2.310%, 04/15/2026(2)	32,858,000	32,906,420
Series 2016-1, Class A, 2.310%, 08/15/2027(2)	37,625,000	37,500,269
Series 2016-2, Class A, 2.030%, 12/15/2027(2)	57,275,000	56,447,691
Oakwood Mortgage Investors, Inc.,
6.450%, 12/15/2023	13,988	14,154
OneMain Financial Issuance Trust:
Series 2014-2A, Class A, 2.470%, 09/18/2024(2)	140,129	140,153
Series 2015-2A, Class A, 2.570%, 07/18/2025(2)	3,839,850	3,837,355
PFS Financing Corp.,
Series 2016-BA, Class A, 1.870%, 10/15/2021(2)	40,200,000	39,958,438
SoFi Consumer Loan Program LLC:
Series 2017-4, Class A, 2.500%, 05/26/2026(2)	15,318,965	15,268,741
Series 2017-5, Class A2, 2.780%, 09/25/2026(2)	25,000,000	24,773,285
SpareBank 1 Boligkreditt AS,
1.750%, 11/15/2019(1)(2)	5,000,000	4,918,710
TCF Auto Receivables Owner Trust:
Series 2015-1A, Class A3, 1.490%, 12/16/2019(2)	569,937	569,779
Series 2016-1A, Class A3, 1.710%, 04/15/2021(2)	39,000,000	38,872,178
		305,929,428	1.9%
Total Long-Term Investments (Cost $15,919,174,878)		16,080,899,918	98.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	358,474,852	358,474,852
Total Short-Term Investment (Cost $358,474,852)		358,474,852	2.2%
Total Investments (Cost $16,277,649,730)		16,439,374,770	100.5%
Liabilities in Excess of Other Assets		(88,208,348)	(0.5)%
TOTAL NET ASSETS		$16,351,166,422	100.0%

Notes to Schedule of Investments
(1)	Foreign Security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $2,971,109,580, which represents 18.17% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(5)	7-Day Yield.
(6)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2017.
(7)	Security in default.
(8)	Security that, on the last payment date, missed a partial principal or interest payment.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$2,332,340,578	$–	$2,332,340,578
Other Government Related Securities	–	211,373,533	–	211,373,533
Corporate Bonds	–	8,078,094,872	–	8,078,094,872
Taxable Municipal Bonds	–	123,457,047	–	123,457,047
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	2,861,594,755	–	2,861,594,755
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	1,053,526,068	–	1,053,526,068
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	359,813,202	–	359,813,202
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	754,770,435	–	754,770,435
Other Asset Backed Securities	–	305,929,428	–	305,929,428
Total Long-Term Investments	–	16,080,899,918	–	16,080,899,918
Short-Term Investment
Money Market Mutual Fund	358,474,852	–	–	358,474,852
Total Short-Term Investment	358,474,852	–	–	358,474,852
Total Investments	$358,474,852	$16,080,899,918	$–	$16,439,374,770

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Short-Term Municipal Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Black Belt Energy Gas District:
4.000%, 07/01/2046(Callable 03/01/2021)(Mandatory Tender Date 06/01/2021)(1)	$570,000	$603,915
4.000%, 08/01/2047(Callable 04/01/2022)(Mandatory Tender Date 07/01/2022)(1)	500,000	538,090
County of Talladega AL,
2.000%, 01/01/2019	200,000	200,746
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024(Callable 06/01/2021)	100,000	109,013
		1,451,764	1.2%
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2040(Callable 06/01/2021)	20,000	20,167
Alaska Industrial Development & Export Authority,
3.500%, 12/01/2020(Callable 12/01/2019)	750,000	762,353
		782,520	0.6%
Arizona
Arizona Health Facilities Authority:
4.625%, 07/01/2019	30,000	31,276
3.560%, 02/01/2048 (SIFMA Municipal Swap Index + 1.850%) (Callable 08/05/2022)(Mandatory Tender Date 02/01/2023)(2)	75,000	77,390
Arizona Industrial Development Authority:
4.000%, 07/01/2018	250,000	250,655
3.375%, 07/01/2021	310,000	309,392
3.000%, 07/01/2022	200,000	196,528
BluePath 2016-1 TE Trust,
2.750%, 09/01/2026(Callable 08/27/2021)(3)	234,641	232,419
City of El Mirage AZ,
5.000%, 07/01/2026(Callable 07/01/2020)	50,000	53,759
City of Winslow AZ,
2.000%, 07/01/2019(Insured by AGM)	25,000	25,169
Estrella Mountain Ranch Community Facilities District,
4.000%, 07/15/2019(Insured by AGM)	390,000	403,459
Festival Ranch Community Facilities District,
2.000%, 07/15/2018(Insured by BAM)	25,000	25,058
Maricopa County Industrial Development Authority,
2.625%, 07/01/2021	85,000	84,536
Vistancia Community Facilities District,
5.000%, 07/15/2021(Callable 07/15/2020)	150,000	161,873
		1,851,514	1.5%
Arkansas
Arkansas Technical University,
4.000%, 06/01/2026(Callable 06/01/2023)	200,000	218,910
City of Bentonville AR:
5.000%, 11/01/2021(Callable 01/29/2018)(Insured by AMBAC)	100,000	100,271
2.625%, 11/01/2027(Callable 11/01/2025)	270,000	282,366
City of Fayetteville AR,
3.050%, 01/01/2047(Callable 01/01/2027)	700,000	702,737
City of Hot Springs AR,
4.000%, 12/01/2027(Callable 12/01/2023)(Insured by BAM)	255,000	278,531
City of Jacksonville AR,
4.000%, 12/01/2025(Callable 06/01/2021)	110,000	117,669
City of Little Rock AR:
3.000%, 10/01/2021	100,000	103,589
2.000%, 03/01/2038(Callable 03/01/2021)	120,000	120,378
City of Magnolia AR,
2.600%, 08/01/2036(Callable 08/01/2024)(Insured by BAM)(4)	565,000	564,175
City of Marion AR,
2.900%, 09/01/2047(Callable 09/01/2027)	375,000	378,405
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	625,000	627,581
City of Rogers AR,
2.125%, 11/01/2029(Callable 11/01/2021)	50,000	50,588
Mountain View Public Facilities Board,
2.000%, 06/01/2018	445,000	444,560
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024(Callable 09/01/2022)(Insured by BAM)	325,000	350,025
		4,339,785	3.4%
California
Bay Area Toll Authority:
2.310%, 04/01/2034 (SIFMA Municipal Swap Index + 0.600%) (Callable 10/01/2019)(Mandatory Tender Date 04/01/2020)(2)	270,000	271,180
2.410%, 04/01/2047 (SIFMA Municipal Swap Index + 0.700%) (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(2)	150,000	150,657
California Health Facilities Financing Authority:
5.000%, 04/01/2020	65,000	69,198
1.715%, 07/01/2022(Callable 01/02/2018)(6)(1)	200,000	192,884
California Infrastructure & Economic Development Bank,
1.990%, 10/01/2047 (SIFMA Municipal Swap Index + 0.280%) (Callable 01/19/2018)(Mandatory Tender Date 04/02/2018)(2)	200,000	199,998
California School Finance Authority,
3.000%, 07/01/2020	260,000	264,261
California State Public Works Board,
5.000%, 12/01/2019(Insured by AMBAC)	230,000	240,472
California State University,
4.000%, 11/01/2049(Callable 05/01/2021)(Mandatory Tender Date 11/01/2021)(1)	75,000	80,658
California Statewide Communities Development Authority:
6.000%, 01/01/2021(ETM)	100,000	105,757
3.500%, 11/01/2021(Callable 11/01/2019)	200,000	206,742
3.723%, 04/01/2028(6)(1)	400,000	399,180
Central School District,
6.250%, 08/01/2040(Callable 08/01/2021)	225,000	258,275
City of Redding CA,
1.768%, 07/01/2022(ETM)(6)(1)	45,000	43,875
Colton Public Financing Authority,
5.000%, 04/01/2024(Callable 04/01/2022)	565,000	629,969
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021(ETM)	230,000	195,258
Corona-Norca Unified School District,
0.000%, 08/01/2026	20,000	20,647
Fresno Unified School District,
0.000%, 08/01/2033(Callable 08/01/2021)	100,000	40,853
Golden State Tobacco Securitization Corp.,
5.000%, 06/01/2022	135,000	150,204
Jurupa Public Financing Authority,
4.000%, 09/01/2018	25,000	25,387
La Quinta Financing Authority,
5.550%, 10/01/2018	20,000	20,601
Northern California Gas Authority,
1.525%, 07/01/2019 (3 Month LIBOR USD + 0.630%)(2)	505,000	503,556
Roseville Finance Authority,
4.000%, 09/01/2019	50,000	51,708
San Diego Community Facilities District No. 3,
5.000%, 09/01/2018(6)	25,000	25,500
San Diego Redevelopment Agency Successor Agency,
4.000%, 09/01/2018	50,000	50,865
Soledad Unified School District:
5.000%, 08/01/2024(Callable 08/01/2018)(Insured by BAM)	75,000	76,451
5.000%, 08/01/2026(Callable 08/01/2018)(Insured by BAM)	100,000	101,911
5.000%, 08/01/2027(Callable 08/01/2018)(Insured by BAM)	50,000	50,950
State of California,
5.000%, 09/01/2022	165,000	188,659
University of California,
1.400%, 05/15/2046(Callable 11/15/2020)(Mandatory Tender Date 05/15/2021)(1)	330,000	324,961
		4,940,617	3.9%
Colorado
Adams County Housing Authority,
1.500%, 11/01/2020(Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(1)	1,000,000	996,050
Colorado Educational & Cultural Facilities Authority:
3.000%, 12/01/2018	125,000	127,089
3.000%, 12/15/2018	75,000	76,078
4.000%, 12/01/2019	275,000	287,477
4.000%, 06/01/2020	100,000	105,264
4.000%, 10/01/2020	125,000	131,950
5.000%, 10/01/2020	415,000	448,769
4.000%, 11/01/2021	50,000	53,437
4.000%, 03/01/2022	45,000	48,184
5.000%, 10/01/2025	160,000	185,072
Colorado Health Facilities Authority,
5.000%, 05/15/2019	250,000	259,333
Colorado Housing & Finance Authority,
4.000%, 05/01/2048(Callable 11/01/2026)	500,000	536,540
E-470 Public Highway Authority:
0.000%, 09/01/2020	125,000	118,271
0.000%, 09/01/2028(Callable 09/01/2020)	200,000	119,848
2.098%, 09/01/2039 (1 Month LIBOR USD + 1.050%)(Callable 03/01/2021)(Mandatory Tender Date 09/01/2021)(2)	400,000	404,772
High Plains Metropolitan District,
4.000%, 12/01/2022	420,000	452,567
Park 70 Metropolitan District,
5.000%, 12/01/2018	160,000	164,677
Regional Transportation District,
5.000%, 06/01/2025(Pre-refunded to 06/01/2020)	100,000	107,540
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	100,000	99,953
Sterling Hills West Metropolitan District:
5.000%, 12/01/2018	50,000	51,342
5.000%, 12/01/2019	100,000	105,152
5.000%, 12/01/2020	125,000	134,156
VDW Metropolitan District No. 2,
1.250%, 12/01/2018(Insured by AGM)	25,000	24,874
Vista Ridge Metropolitan District,
4.500%, 12/01/2024(Insured by BAM)	200,000	224,430
		5,262,825	4.2%
Connecticut
City of Hartford CT,
5.000%, 04/01/2020(ETM)	100,000	106,709
Connecticut Housing Finance Authority,
4.000%, 11/15/2044(Callable 11/15/2023)	90,000	95,207
Southeastern Connecticut Water Authority,
4.000%, 09/01/2022(Callable 01/29/2018)	355,000	355,628
Town of Hamden CT,
4.000%, 08/15/2021(Insured by BAM)	415,000	442,764
Town of Plymouth CT,
4.000%, 07/15/2019	25,000	25,851
		1,026,159	0.8%
District of Columbia
District of Columbia Housing Finance Agency,
3.500%, 06/15/2023	205,000	209,055	0.2%

Florida
City of Jacksonville FL,
5.000%, 11/01/2022	50,000	56,473
City of North Port FL,
4.000%, 07/01/2018(Insured by BAM)	50,000	50,606
City of Port St Lucie FL:
5.000%, 09/01/2021	55,000	60,673
5.250%, 09/01/2022	100,000	113,914
City of Tallahassee FL,
5.000%, 12/01/2019	190,000	199,899
City of Tampa FL,
5.250%, 11/15/2024(Pre-refunded to 05/15/2020)	390,000	422,070
County of Escambia FL,
2.100%, 07/01/2022(Mandatory Tender Date 04/11/2019)(1)	60,000	59,790
Escambia County Health Facilities Authority,
1.790%, 11/15/2029(Optional Put Date 01/02/2018)(1)	85,000	85,000
Florida Higher Educational Facilities Financial Authority,
5.000%, 11/01/2019	195,000	205,298
Florida Housing Finance Corp.:
3.700%, 07/01/2021(Callable 01/01/2021)	690,000	714,295
4.000%, 07/01/2047(Callable 07/01/2025)	150,000	158,677
Florida Municipal Power Agency:
2.450%, 10/01/2021(Callable 01/03/2018)(Insured by AMBAC)(6)(1)	75,000	73,491
2.450%, 10/01/2021(Callable 01/04/2018)(Insured by AMBAC)(6)(1)	100,000	97,988
Florida State Municipal Loan Council,
3.000%, 10/01/2020	540,000	548,834
Lee County School Board,
5.000%, 08/01/2023	140,000	162,382
Martin County Health Facilities Authority,
3.750%, 11/15/2020	125,000	130,777
Miami Health Facilities Authority:
2.250%, 07/01/2018	45,000	45,005
5.000%, 07/01/2020	300,000	318,177
Miami-Dade County Industrial Development Authority:
5.000%, 01/15/2019(4)	100,000	102,796
5.000%, 01/15/2022(4)	385,000	415,542
1.750%, 09/01/2027(Mandatory Tender Date 11/01/2019)(1)	175,000	175,250
Orange County Health Facilities Authority,
6.250%, 10/01/2021	130,000	141,218
Orange County Housing Finance Authority,
4.000%, 09/01/2040(Callable 09/01/2024)	640,000	669,504
Palm Beach County Health Facilities Authority,
5.000%, 11/15/2022	220,000	250,457
St. Lucie County School Board,
5.000%, 10/01/2018(Insured by AGM)	50,000	51,252
		5,309,368	4.2%
Georgia
Burke County Development Authority:
2.200%, 10/01/2032(Mandatory Tender Date 04/02/2019)(1)	50,000	49,969
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	100,000	99,153
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	70,000	69,407
City of Atlanta GA:
5.000%, 01/01/2023(Callable 01/01/2020)	450,000	476,811
5.000%, 01/01/2024(Callable 01/01/2020)	500,000	529,085
Cobb County Kennestone Hospital Authority,
5.000%, 04/01/2020	100,000	106,959
Main Street Natural Gas, Inc.:
5.000%, 03/15/2019	125,000	129,618
5.000%, 03/15/2022	85,000	94,423
Monroe County Development Authority:
2.000%, 07/01/2025(Mandatory Tender Date 06/13/2019)(1)	405,000	402,938
2.050%, 07/01/2049(Mandatory Tender Date 11/19/2021)(1)	250,000	249,905
Morgan County Hospital Authority,
2.750%, 09/01/2019(Callable 03/01/2019)	250,000	248,685
Private Colleges & Universities Authority:
3.750%, 10/01/2021	25,000	26,339
5.000%, 10/01/2021	75,000	81,940
		2,565,232	2.0%
Idaho
Idaho Housing & Finance Association,
5.000%, 07/15/2018	25,000	25,444	0.0%

Illinois
Bureau County Township High School District No. 502,
3.000%, 12/01/2021(Insured by BAM)	30,000	30,826
Champaign County Community Unit School District No. 116,
5.000%, 01/01/2019	1,100,000	1,129,359
Chicago O'Hare International Airport,
5.000%, 01/01/2020	60,000	63,793
Chicago Transit Authority,
5.250%, 12/01/2023(Callable 12/01/2021)	75,000	83,407
City of Berwyn IL,
4.000%, 12/01/2019	125,000	129,020
City of Chicago IL:
5.000%, 01/01/2019	100,000	102,014
5.000%, 01/01/2020	50,000	52,888
5.000%, 11/01/2020	850,000	918,034
5.000%, 01/01/2023(Callable 01/01/2019)	50,000	51,101
City of Fairfield IL,
2.000%, 12/01/2018	275,000	273,812
City of Springfield IL:
5.000%, 03/01/2019	100,000	103,482
4.000%, 12/01/2019	95,000	98,417
Cook County Community College District No. 510,
0.000%, 12/01/2019(Insured by AGM)	500,000	476,095
Cook County Community College District No. 524,
5.000%, 12/01/2021(Callable 01/29/2018)	325,000	325,959
Cook County Community High School District No. 219,
0.000%, 12/01/2020	35,000	32,039
Cook county Illinois School District No. 163,
6.000%, 12/15/2024	795,000	965,273
Cook County Township High School District No. 201,
0.000%, 12/01/2020(Insured by AMBAC)	210,000	192,232
County of Cook IL,
5.000%, 11/15/2021(Callable 11/15/2019)	210,000	221,203
County of Jefferson IL,
2.000%, 01/15/2020(Insured by AGM)	100,000	99,782
County of Washington IL,
4.000%, 12/15/2024(Insured by AGM)	250,000	273,285
Danville Public Building Commission,
4.000%, 12/01/2019	115,000	119,643
DuPage County Community High School District No. 100,
2.000%, 12/15/2018	70,000	70,237
DuPage County School District No. 34,
0.000%, 01/01/2020	460,000	436,558
Governors State University,
4.000%, 10/01/2020(Callable 01/29/2018)	50,000	50,021
Illinois Finance Authority:
5.000%, 10/01/2019	75,000	78,743
5.000%, 02/15/2020	100,000	105,353
5.000%, 10/01/2020	105,000	112,844
5.000%, 01/01/2021	125,000	134,456
4.000%, 09/01/2021	75,000	79,586
6.250%, 05/01/2022(Pre-refunded to 05/01/2020)	145,000	159,851
5.000%, 10/01/2022	50,000	55,629
5.000%, 05/15/2023	100,000	113,556
2.303%, 05/01/2036 (1 Month LIBOR USD + 1.350%)(Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(2)	135,000	135,162
Illinois Housing Development Authority,
2.450%, 06/01/2043(Callable 01/01/2023)	492,743	475,596
Illinois Sports Facilities Authority,
0.000%, 06/15/2018(Insured by AMBAC)	50,000	49,406
Illinois State University,
5.000%, 04/01/2023(Callable 04/01/2021)	100,000	106,645
Jefferson County Township High School District No. 201,
6.500%, 12/30/2020(Insured by BAM)	195,000	218,847
Joliet Park District:
5.000%, 03/01/2022(Callable 03/01/2021)	170,000	178,573
4.000%, 02/01/2023(Insured by BAM)	150,000	159,047
Kane County Community Unit School District,
4.250%, 01/01/2025(Pre-refunded to 01/02/2018)(Insured by AGM)	25,000	25,000
Lake County Community Consolidated School District No. 3,
0.000%, 02/01/2018(Insured by AMBAC)	290,000	289,072
Lake County Community High School District No. 117,
0.000%, 12/01/2019	140,000	133,281
Lake County Community High School District No. 127,
0.000%, 02/01/2020	150,000	144,013
Lake County Community Unit School District No. 116,
5.000%, 01/15/2025(Callable 01/15/2023)	85,000	96,846
Lake County Elementary School District No. 6,
0.000%, 12/01/2019(Insured by AMBAC)	80,000	74,698
Lake County School District No. 1,
3.000%, 02/01/2019	85,000	86,156
Metropolitan Pier & Exposition Authority:
5.300%, 06/15/2018(Callable 01/05/2018)(Insured by NPFGC)	120,000	121,224
0.000%, 06/15/2019	50,000	47,962
0.000%, 06/15/2019	130,000	124,613
0.000%, 06/15/2019(ETM)	25,000	24,387
5.650%, 06/15/2022(Insured by NPFGC)(1)	15,000	17,042
5.500%, 12/15/2023	225,000	250,380
5.500%, 12/15/2023	250,000	281,820
0.000%, 06/15/2024	25,000	19,936
5.700%, 06/15/2025(Callable 06/15/2022)	35,000	39,743
5.700%, 06/15/2025(Pre-refunded to 06/15/2022)	10,000	11,725
Monroe & St Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2020(Insured by BAM)	270,000	288,422
Ogle & Winnebago Counties Community Unit School District,
5.000%, 12/01/2021(Insured by BAM)	150,000	166,011
Peoria Public Building Commission,
5.000%, 12/01/2020(Insured by BAM)	185,000	198,821
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030(Callable 03/01/2025)	355,000	379,701
Public Building Commission of Chicago,
5.000%, 03/01/2020(Callable 01/29/2018)(Insured by AMBAC)	100,000	100,186
Railsplitter Tobacco Settlement Authority,
5.000%, 06/01/2022	350,000	387,247
Schaumburg Park District,
3.000%, 12/01/2018	200,000	202,358
St Clair County School District No. 119:
5.000%, 04/01/2022(Insured by AGM)	350,000	391,454
5.000%, 04/01/2023(Insured by AGM)	300,000	342,822
State of Illinois:
0.000%, 08/01/2018	40,000	39,333
0.000%, 08/01/2018	20,000	19,667
5.000%, 06/01/2019	100,000	103,077
0.000%, 08/01/2019	100,000	94,731
5.000%, 03/01/2020	105,000	109,358
5.000%, 04/01/2020	40,000	41,722
4.000%, 06/15/2021	35,000	37,274
5.000%, 01/01/2022(Callable 01/01/2020)	105,000	109,243
6.500%, 06/15/2022	390,000	430,923
5.000%, 08/01/2024(Callable 08/01/2022)	100,000	105,987
University of Illinois:
0.000%, 04/01/2018	140,000	139,394
4.000%, 10/01/2019	100,000	102,715
5.000%, 08/15/2020	110,000	116,748
5.000%, 03/15/2022	50,000	55,205
Village of Cary IL,
1.500%, 03/01/2019(Insured by BAM)	96,000	95,255
Village of Crestwood IL:
2.000%, 12/15/2018(Insured by BAM)	150,000	150,252
4.000%, 12/15/2021(Insured by BAM)	250,000	267,718
4.500%, 12/15/2025(Callable 12/15/2022)(Insured by BAM)	60,000	66,349
Village of Lyons IL,
5.000%, 12/01/2025(Callable 12/01/2022)(Insured by BAM)	25,000	27,785
Village of McCook IL,
5.000%, 12/01/2020(Callable 12/01/2018)	50,000	51,278
Village of Oak Park IL:
5.000%, 11/01/2020	235,000	254,216
4.000%, 11/01/2021	245,000	262,402
Village of Orland Hills IL:
4.000%, 12/01/2022(Insured by BAM)	145,000	154,025
4.000%, 12/01/2023(Insured by BAM)	130,000	139,247
Village of Richton Park IL:
3.000%, 12/01/2018(Insured by BAM)	50,000	50,408
3.000%, 12/01/2019(Insured by BAM)	65,000	65,821
3.000%, 12/01/2020(Insured by BAM)	45,000	45,691
4.000%, 12/01/2021(Insured by BAM)	65,000	68,288
4.000%, 12/01/2022(Insured by BAM)	80,000	84,827
Village of River Grove IL:
3.000%, 12/15/2020(Insured by BAM)	75,000	75,633
3.000%, 12/15/2021(Insured by BAM)	120,000	120,354
Village of Tremont IL:
3.000%, 01/01/2019(Insured by BAM)	60,000	60,659
3.000%, 07/01/2019(Insured by BAM)	50,000	50,799
3.000%, 01/01/2020(Insured by BAM)	70,000	71,362
3.000%, 07/01/2020(Insured by BAM)	95,000	97,207
West Chicago Park District,
4.000%, 12/01/2022(Callable 06/01/2018)	230,000	231,424
Western Illinois University:
4.000%, 04/01/2019	50,000	50,980
5.000%, 04/01/2020(Insured by BAM)	250,000	263,325
White County Community Unit School District No. 5,
4.300%, 12/01/2021(Insured by AGM)	100,000	106,781
Will County Community Consolidated School District No. 70-C:
4.000%, 12/01/2019(Insured by AGM)	155,000	160,901
4.000%, 12/01/2020(Insured by AGM)	130,000	137,505
4.000%, 12/01/2022(Insured by AGM)	270,000	293,946
Will County Community High School District No. 210,
5.000%, 01/01/2021(Callable 01/01/2019)	125,000	126,013
Will County IL School District No. 114,
0.000%, 12/01/2019	50,000	47,601
Will County IL School District No. 365,
0.000%, 11/01/2021(Insured by AGM)	200,000	181,238
		18,071,361	14.4%
Indiana
City of Goshen IN,
4.100%, 01/01/2021(Callable 01/29/2018)(Insured by AGM)	470,000	470,940
City of Lawrence IN:
2.000%, 01/01/2018(Insured by BAM)	145,000	145,000
3.000%, 01/01/2020(Insured by BAM)	175,000	178,474
4.000%, 01/01/2021(Insured by BAM)	200,000	211,510
4.000%, 01/01/2022(Insured by BAM)	400,000	429,608
City of Whiting IN,
1.850%, 06/01/2044(Mandatory Tender Date 10/01/2019)(1)	100,000	100,617
County of Lake IN,
4.000%, 07/15/2021(Insured by AGM)	100,000	106,895
East Porter County School Building Corp.,
4.000%, 01/15/2018	50,000	50,044
Indiana Bond Bank,
5.250%, 10/15/2019	80,000	84,516
Indiana Finance Authority,
4.000%, 02/01/2018	50,000	50,103
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031(Mandatory Tender Date 11/02/2021)(1)	260,000	257,234
Indiana Health Facility Financing Authority,
2.065%, 05/01/2020(Callable 01/05/2018)(Insured by AMBAC)(6)(1)	50,000	49,265
Indiana Housing & Community Development Authority,
4.000%, 12/01/2027(Callable 06/01/2021)	430,000	448,993
Kankakee Valley Middle School Building Corp.,
5.000%, 07/15/2022	215,000	241,034
Lafayette Redevelopment Authority,
3.000%, 07/15/2018	130,000	130,261
Munster School Building Corp.,
4.000%, 07/15/2023	160,000	175,451
Noblesville High School Building Corp.,
0.000%, 02/15/2018	20,000	19,962
Sheridan Community School Building Corp.,
3.000%, 01/15/2018	250,000	250,128
Twin Lakes Regional Sewer District,
3.000%, 01/01/2018(Insured by AGM)	50,000	50,000
		3,450,035	2.7%
Iowa
City of Coralville IA,
4.000%, 06/01/2019	100,000	103,008
County of Taylor IA,
1.300%, 06/01/2019(Callable 06/01/2018)	605,000	600,578
Iowa Finance Authority,
3.500%, 07/01/2046(Callable 01/01/2026)	245,000	256,201
Iowa Higher Education Loan Authority,
2.000%, 12/01/2018(Callable 06/01/2018)	1,000,000	1,000,560
		1,960,347	1.6%
Kansas
City of Hutchinson KS,
4.000%, 12/01/2018	200,000	202,356
City of Wichita KS,
3.000%, 09/01/2023(Callable 09/01/2022)	400,000	402,940
State of Kansas Department of Transportation,
1.312%, 09/01/2019 (1 Month LIBOR USD + 0.400%)(2)	205,000	204,524
		809,820	0.6%
Kentucky
Kentucky Economic Development Finance Authority:
4.750%, 08/15/2019(Callable 08/15/2018)	250,000	254,217
6.000%, 06/01/2030(Pre-refunded to 06/01/2020)	190,000	209,027
6.375%, 06/01/2040(Pre-refunded to 06/01/2020)	320,000	354,867
6.500%, 03/01/2045(Pre-refunded to 06/01/2020)	950,000	1,056,305
Kentucky Municipal Power Agency,
3.110%, 09/01/2042 (SIFMA Municipal Swap Index + 1.400%) (Callable 03/01/2018)(Mandatory Tender Date 09/01/2018)(2)	50,000	50,013
		1,924,429	1.5%
Louisiana
Calcasieu Parish School Board,
5.000%, 02/01/2025(Callable 02/01/2022)	115,000	127,349
City of Shreveport LA,
5.000%, 08/01/2023(Insured by BAM)	150,000	170,412
Louisiana Local Government Environmental Facilities & Community Development Authority:
5.500%, 10/01/2025(Pre-refunded to 10/01/2020)	50,000	55,015
5.625%, 10/01/2030(Pre-refunded to 10/01/2020)	50,000	55,183
5.875%, 10/01/2040(Pre-refunded to 10/01/2020)	755,000	838,292
6.000%, 10/01/2044(Pre-refunded to 10/01/2020)	125,000	139,206
6.000%, 10/01/2044(Pre-refunded to 10/01/2020)	305,000	339,663
Louisiana Public Facilities Authority:
0.000%, 10/01/2018	235,000	230,389
5.000%, 10/01/2023	255,000	288,033
Louisiana State Citizens Property Insurance Corp.,
5.000%, 06/01/2020	300,000	321,810
Regional Transit Authority,
0.000%, 12/01/2021	70,000	58,315
		2,623,667	2.1%
Maine
Maine State Housing Authority:
3.500%, 11/15/2045(Callable 05/15/2025)	40,000	41,808
4.000%, 11/15/2045(Callable 11/15/2025)	225,000	238,347
		280,155	0.2%
Maryland
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2018	25,000	25,378	0.0%

Massachusetts
Eaton Vance Municipal Bond Fund II,
2.760%, 07/01/2019 (SIFMA Municipal Swap Index + 1.050%)(Callable 01/29/2018)(2)(3)	100,000	99,991
Massachusetts Development Finance Agency,
5.000%, 07/01/2031(Mandatory Tender Date 01/18/2018)(1)	40,000	40,058
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044(Callable 06/01/2025)	165,000	174,347
3.500%, 12/01/2046(Callable 12/01/2025)	940,000	985,261
4.000%, 12/01/2048(Callable 06/01/2027)	700,000	754,243
Town of Ashburnham MA,
4.250%, 07/01/2021(Callable 07/01/2018)	250,000	252,878
		2,306,778	1.8%
Michigan
Carman-Ainsworth Community School District,
5.000%, 05/01/2019(Insured by BAM)	200,000	208,302
City of Detroit MI:
5.000%, 07/01/2020	265,000	284,451
7.000%, 07/01/2027(Callable 07/01/2019)(Insured by AGM)	50,000	53,832
City of Saginaw MI,
4.000%, 07/01/2020(Insured by AGM)	25,000	26,285
Dexter Community Schools,
5.100%, 05/01/2018	15,000	15,179
Ecorse Public School District,
4.000%, 05/01/2022(Insured by Q-SBLF)	830,000	891,337
Michigan Finance Authority:
3.400%, 10/01/2020	100,000	100,492
1.813%, 10/15/2038 (1 Month LIBOR USD + 0.750%)(Callable 04/15/2020)(Mandatory Tender Date 10/15/2020)(2)	350,000	351,172
1.588%, 12/01/2039 (1 Month LIBOR USD + 0.540%)(Callable 06/01/2020)(Mandatory Tender Date 12/01/2020)(2)	100,000	99,404
1.100%, 11/15/2046(Mandatory Tender Date 08/15/2019)(1)	100,000	98,858
Michigan State Hospital Finance Authority:
1.625%, 11/01/2027(Mandatory Tender Date 11/01/2019)(1)	145,000	144,440
5.750%, 11/15/2039(Pre-refunded to 11/15/2019)	370,000	397,624
1.900%, 11/15/2047(Mandatory Tender Date 04/01/2021)(1)	290,000	289,090
Michigan State Housing Development Authority,
3.500%, 06/01/2047(Callable 06/01/2026)	620,000	645,470
Pinckney Community Schools,
5.000%, 05/01/2021(Insured by Q-SBLF)	100,000	110,221
Public Schools of South Haven,
4.000%, 05/01/2020(Insured by AGM)	50,000	52,344
Wayne County Airport Authority,
5.000%, 12/01/2018	300,000	309,324
Western Michigan University,
5.000%, 11/15/2025(Callable 11/15/2021)	75,000	84,283
White Cloud Public Schools:
4.000%, 05/01/2018(Insured by Q-SBLF)	35,000	35,277
4.000%, 05/01/2019(Insured by Q-SBLF)	30,000	30,886
Ypsilanti School District,
4.000%, 05/01/2020(Insured by Q-SBLF)	50,000	52,216
		4,280,487	3.4%
Minnesota
City of Maple Grove MN,
4.000%, 05/01/2022	600,000	649,500
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority:
2.131%, 08/01/2027(Callable 01/02/2018)(6)(1)	25,000	23,452
2.146%, 08/01/2028(Callable 01/04/2018)(6)(1)	175,000	162,818
City of Minneapolis MN/St. Paul Metropolitan Airports Commission,
5.000%, 01/01/2025	125,000	150,086
City of Plato MN,
4.000%, 04/01/2022	265,000	282,448
Minnesota Higher Education Facilities Authority,
5.000%, 04/01/2023	100,000	114,648
Minnesota Housing Finance Agency:
2.900%, 01/01/2025	70,000	72,589
4.000%, 01/01/2047(Callable 01/01/2026)	460,000	488,658
4.000%, 07/01/2047(Callable 01/01/2027)	750,000	796,238
Plymouth Intermediate District No. 287,
4.000%, 05/01/2020	25,000	26,050
University of Minnesota,
5.500%, 07/01/2021(ETM)	160,000	174,291
		2,940,778	2.3%
Mississippi
Mississippi Development Bank,
5.000%, 03/01/2024(Insured by AGM)	50,000	57,650
State of Mississippi,
1.242%, 09/01/2027 (1 Month LIBOR USD + 0.330%)(Callable 03/01/2020)(Mandatory Tender Date 09/01/2020)(2)	350,000	347,680
University of Southern Mississippi,
2.000%, 09/01/2018	95,000	95,361
		500,691	0.4%
Missouri
City of St Louis MO,
5.000%, 07/01/2023(Insured by AGM)	415,000	478,308
Industrial Development Authority of the City of St. Louis MO,
3.875%, 11/15/2029(Callable 11/15/2026)	500,000	509,580
Kirkwood Industrial Development Authority,
8.000%, 05/15/2021(Pre-refunded 05/15/2020)	535,000	588,602
Missouri Housing Development Commission,
4.000%, 05/01/2042(Callable 11/01/2026)	740,000	793,139
Move Rolla Transportation Development District,
3.750%, 06/01/2029(Callable 06/01/2026)	470,000	484,368
St Charles County School District No. R-IV,
0.000%, 03/01/2027(Pre-refunded to 03/01/2019)	85,000	51,640
State of Missouri Environmental Improvement & Energy Resources Authority,
1.750%, 12/01/2022(Callable 01/02/2018)(6)(1)	275,000	263,076
State of Missouri Health & Educational Facilities Authority:
4.000%, 02/01/2019	250,000	255,220
5.000%, 05/15/2022	70,000	79,019
		3,502,952	2.8%
Nebraska
Central Plains Energy Project,
5.000%, 09/01/2042(Callable 09/01/2022)	110,000	122,590
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	50,000	52,080
Gering School District:
5.000%, 12/01/2026(Callable 05/30/2022)	115,000	129,590
5.000%, 12/01/2027(Callable 05/30/2022)	100,000	112,642
		416,902	0.3%
Nevada
City of North Las Vegas NV,
2.000%, 12/01/2018	95,000	95,067
Las Vegas Redevelopment Agency,
5.000%, 06/15/2023	250,000	286,040
Nevada Housing Division,
4.400%, 04/01/2029(Callable 10/01/2021)	105,000	109,532
		490,639	0.4%
New Jersey
Cape May County Industrial Pollution Control Financing Authority,
6.800%, 03/01/2021	50,000	56,315
City of Atlantic City NJ,
5.000%, 03/01/2022	100,000	110,360
City of Trenton NJ:
4.000%, 07/15/2022	500,000	535,720
4.000%, 07/15/2023	200,000	216,596
Landis Sewage Authority,
4.770%, 09/19/2019(6)(1)(8)	50,000	48,703
New Jersey Economic Development Authority:
5.250%, 09/01/2019	250,000	261,443
5.000%, 03/01/2020	135,000	142,024
5.000%, 07/15/2021	100,000	109,218
5.000%, 07/15/2022	240,000	265,346
3.125%, 07/01/2029(Callable 07/01/2027)	300,000	296,427
New Jersey Educational Facilities Authority,
5.000%, 07/01/2022	150,000	168,700
New Jersey Health Care Facilities Financing Authority:
4.000%, 07/01/2019(ETM)	105,000	108,659
4.250%, 11/15/2021(Callable 11/15/2020)	70,000	74,475
5.000%, 07/01/2025(Insured by AGM)	50,000	59,472
New Jersey Higher Education Student Assistance Authority,
5.250%, 06/01/2020(Callable 06/01/2019)	100,000	104,755
New Jersey Housing & Mortgage Finance Agency,
1.350%, 02/01/2020(Mandatory Tender Date 02/01/2019)(1)	100,000	99,601
New Jersey Sports & Exposition Authority,
4.500%, 09/01/2022(Callable 09/01/2018)	300,000	304,734
New Jersey Transportation Trust Fund Authority:
5.000%, 06/15/2018	700,000	709,352
5.000%, 06/15/2019	100,000	103,697
5.250%, 12/15/2019	35,000	36,855
5.000%, 06/15/2021(Callable 06/15/2018)	150,000	152,350
Town of West New York NJ,
4.000%, 04/15/2019	200,000	206,276
Township of Irvington NJ,
0.000%, 07/15/2018	50,000	49,506
		4,220,584	3.4%
New Mexico
Montecito Estates Public Improvement District,
2.000%, 10/01/2018(Insured by BAM)	100,000	100,435
New Mexico Mortgage Finance Authority:
5.300%, 09/01/2040(Callable 09/01/2019)	50,000	51,573
3.500%, 03/01/2045(Callable 03/01/2026)	35,000	36,600
New Mexico Municipal Energy Acquisition Authority,
1.662%, 11/01/2039 (1 Month LIBOR USD + 0.750%)(Callable 02/01/2019)(Mandatory Tender Date 08/01/2019)(2)	455,000	454,604
		643,212	0.5%
New York
Brooklyn Arena Local Development Corp.,
5.000%, 07/15/2020	100,000	107,993
City of Yonkers NY,
5.000%, 03/15/2024(Callable 03/15/2021)	50,000	54,985
Housing Development Corp.,
2.000%, 11/01/2057(Callable 08/01/2020)(Mandatory Tender Date 12/31/2021)(1)	100,000	99,809
Long Island Power Authority,
1.603%, 05/01/2033 (1 Month LIBOR USD + 0.650%)(Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(2)	75,000	75,055
Metropolitan Transportation Authority:
2.290%, 11/01/2031 (SIFMA Municipal Swap Index + 0.580%) (Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(2)	500,000	500,355
2.160%, 11/01/2034 (SIFMA Municipal Swap Index + 0.450%) (Callable 05/01/2019)(Mandatory Tender Date 11/01/2019)(2)	50,000	49,932
4.000%, 11/15/2034(Callable 08/15/2019)(Mandatory Tender Date 11/15/2019)(1)	205,000	212,417
Monroe County Industrial Development Corp.:
5.000%, 10/01/2018	135,000	137,933
5.000%, 10/01/2019	145,000	151,702
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046(Callable 11/15/2019)	750,000	789,877
Nassau Health Care Corp.,
2.750%, 01/16/2018	250,000	250,038
New York City Transitional Finance Authority,
5.000%, 11/01/2018	50,000	51,450
New York State Dormitory Authority:
1.652%, 05/01/2018 (3 Month LIBOR USD + 0.730%)(Callable 01/02/2018)(2)	200,000	200,028
4.000%, 12/01/2018	200,000	202,882
5.250%, 05/15/2021	100,000	109,729
5.000%, 12/15/2021	45,000	50,613
New York State Energy Research & Development Authority,
2.450%, 12/01/2020(6)(1)	400,000	395,060
New York State Housing Finance Agency,
1.250%, 11/01/2018	15,000	14,960
Niskayuna Central School District,
1.300%, 03/15/2018	160,000	159,661
State of New York:
2.147%, 03/15/2021(Callable 01/04/2018)(Insured by AGM)(6)(1)	50,000	47,609
2.147%, 02/15/2022(Callable 01/04/2018)(6)(1)	25,000	23,785
State of New York Mortgage Agency,
3.500%, 10/01/2043(Callable 04/01/2023)	400,000	412,968
Town of Oyster Bay NY,
3.000%, 03/01/2020(Insured by AGM)	150,000	152,739
Triborough Bridge & Tunnel Authority:
1.412%, 11/15/2027 (1 Month LIBOR USD + 0.500%)(Callable 05/15/2021)(Mandatory Tender Date 11/15/2021)(2)	100,000	99,727
1.504%, 01/01/2031 (1 Month LIBOR USD + 0.580%)(Callable 11/01/2018)(Mandatory Tender Date 12/01/2018)(2)	600,000	600,942
1.262%, 01/01/2033 (1 Month LIBOR USD + 0.350%)(Callable 06/03/2019)(Mandatory Tender Date 12/03/2019)(2)	30,000	29,894
		4,982,143	4.0%
North Carolina
Durham Housing Authority,
1.800%, 01/01/2021(Mandatory Tender Date 01/01/2020)(1)	75,000	74,840
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	100,000	110,687
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021(ETM)	435,000	475,933
5.000%, 01/01/2021(ETM)	580,000	634,578
6.000%, 01/01/2022(ETM)	925,000	1,073,315
North Carolina Medical Care Commission:
5.000%, 11/01/2018	25,000	25,830
5.750%, 01/01/2035(Pre-refunded to 01/01/2021)	110,000	122,748
North Carolina Municipal Power Agency,
0.000%, 01/01/2020	1,000,000	1,047,250
State of North Carolina,
5.000%, 05/01/2024(Callable 05/01/2023)	1,000,000	1,160,200
Wilmington Housing Authority,
1.500%, 10/01/2020(Mandatory Tender Date 10/01/2019)(1)	500,000	495,690
		5,221,071	4.2%
North Dakota
City of Mandan ND,
2.750%, 09/01/2041(Callable 01/29/2018)	185,000	183,783
County of Ward ND,
4.000%, 04/01/2024(Callable 04/01/2023)(Insured by AGM)	500,000	541,755
Jamestown Park District,
2.900%, 07/01/2035(Callable 01/16/2018)	555,000	543,300
North Dakota Housing Finance Agency,
4.000%, 07/01/2048(Callable 01/01/2027)	270,000	290,018
		1,558,856	1.2%
Ohio
Buckeye Local School District,
2.500%, 04/17/2018	350,000	350,504
City of Bowling Green OH:
4.500%, 06/01/2019(ETM)	60,000	61,521
5.000%, 06/01/2020(ETM)	100,000	107,418
City of Hamilton OH,
4.000%, 10/15/2023(Pre-refunded to 10/15/2019)	25,000	26,046
Cleveland-Cuyahoga County Port Authority,
3.000%, 05/15/2018	50,000	50,162
County of Hamilton OH,
4.000%, 01/01/2018	100,000	100,000
County of Lorain OH,
2.000%, 12/01/2018	205,000	205,720
Groveport-Madison Local School District,
4.000%, 12/01/2024(Callable 12/01/2022)(Insured by BAM)	50,000	53,349
Lancaster Port Authority,
1.532%, 08/01/2019 (1 Month LIBOR USD + 0.620%)(Callable 02/01/2019)(2)	70,000	69,864
Ohio Higher Educational Facility Commission,
5.000%, 12/01/2020	35,000	38,048
Ohio Housing Finance Agency,
4.000%, 03/01/2047(Callable 09/01/2025)	210,000	222,039
Shawnee State University,
2.000%, 06/01/2019(Insured by BAM)	250,000	248,380
Summit County Development Finance Authority:
3.000%, 05/15/2018	135,000	135,315
2.000%, 11/15/2019	30,000	30,272
		1,698,638	1.4%
Oklahoma
Logan County Independent School District,
4.000%, 08/01/2020	25,000	26,314
Oklahoma City Industrial & Cultural Facilities Trust,
2.328%, 06/01/2019(Callable 01/02/2018)(6)(1)	50,000	49,822
		76,136	0.1%
Oregon
City of Portland OR,
4.000%, 02/01/2018	25,000	25,050
Oregon State Facilities Authority:
2.710%, 10/01/2022 (SIFMA Municipal Swap Index + 1.000%) (Callable 04/01/2018)(Mandatory Tender Date 09/15/2018)(2)	215,000	215,394
4.750%, 03/15/2024(Callable 03/15/2020)	15,000	15,902
State of Oregon,
4.000%, 12/01/2048(Callable 12/01/2026)	1,000,000	1,071,740
State of Oregon Housing & Community Services Department,
3.500%, 07/01/2036(Callable 01/01/2025)	170,000	177,844
		1,505,930	1.2%
Pennsylvania
Allegheny County Higher Education Building Authority,
4.000%, 10/15/2018	365,000	370,209
Allegheny County Hospital Development Authority,
4.125%, 10/15/2026(Callable 10/15/2021)	30,000	31,935
Bethlehem Parking Authority,
2.000%, 10/01/2018	100,000	100,323
Borough of Wilkinsburg PA,
1.500%, 07/15/2019	315,000	313,513
Chester County Health & Education Facilities Authority,
5.000%, 11/01/2019	225,000	239,310
City of Erie PA,
0.000%, 11/15/2018(ETM)(Insured by AGM)	60,000	59,213
Coatesville School District,
5.000%, 08/01/2023	150,000	169,741
Commonwealth Financing Authority,
5.000%, 06/01/2023	225,000	256,354
County of Allegheny PA,
1.472%, 11/01/2026 (3 Month LIBOR USD + 0.550%)(Callable 01/29/2018)(Insured by AGM)(2)	70,000	68,618
Crawford Central School District,
5.000%, 02/01/2019(Callable 08/01/2018)	100,000	101,905
Delaware County Authority:
3.000%, 06/01/2019	170,000	171,476
4.000%, 06/01/2020	390,000	403,135
Delaware River Port Authority,
5.000%, 01/01/2022	110,000	121,494
Erie Parking Authority,
2.000%, 09/01/2019	105,000	105,461
Hollidaysburg Sewer Authority:
2.000%, 12/01/2018	50,000	50,171
2.000%, 12/01/2019	105,000	105,333
Indiana County Industrial Development Authority,
1.450%, 09/01/2020(Callable 03/01/2020)	320,000	319,418
Lancaster Higher Education Authority,
5.000%, 10/01/2022(Insured by BAM)	35,000	39,307
Lancaster Industrial Development Authority,
5.000%, 05/01/2022	45,000	49,742
Montgomery County Industrial Development Authority,
5.000%, 01/15/2018	50,000	50,045
Pennsylvania Economic Development Financing Authority,
5.000%, 03/01/2019	130,000	134,893
Pennsylvania Higher Educational Facilities Authority,
5.000%, 08/15/2024(Pre-refunded to 08/15/2021)	110,000	122,269
Pennsylvania Housing Finance Agency:
3.700%, 10/01/2042(Callable 10/01/2021)	165,000	168,486
3.500%, 10/01/2046(Callable 10/01/2025)	225,000	234,922
4.000%, 10/01/2046(Callable 04/01/2026)	255,000	272,496
Pennsylvania Turnpike Commission:
5.000%, 06/01/2018	50,000	50,691
2.590%, 12/01/2020 (SIFMA Municipal Swap Index + 0.880%)(Callable 06/01/2020)(2)	225,000	227,318
2.690%, 12/01/2021 (SIFMA Municipal Swap Index + 0.980%)(Callable 06/01/2021)(2)	340,000	345,970
5.000%, 12/01/2022	50,000	56,757
Pittsburgh Water & Sewer Authority,
1.737%, 09/01/2040 (1 Month LIBOR USD + 0.640%)(Callable 06/01/2020) (Insured by AGM)(Mandatory Tender Date 12/01/2020)	50,000	49,846
School District of Philadelphia,
5.000%, 09/01/2018	185,000	188,598
School District of Reading,
5.000%, 03/01/2024	100,000	115,798
Scranton School District,
5.000%, 06/01/2019	100,000	103,697
Somerset County General Authority,
2.000%, 10/01/2019	155,000	155,822
Southern Columbia PA Area School District,
1.000%, 04/01/2018	50,000	49,888
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020(Insured by BAM)	200,000	211,136
Wilkinsburg School District,
3.000%, 05/15/2020	110,000	112,606
		5,727,896	4.6%
Puerto Rico
Commonwealth of Puerto Rico:
5.500%, 07/01/2018	50,000	50,413
0.000%, 07/01/2019(7)	50,000	46,787
Puerto Rico Public Finance Corp.:
5.375%, 06/01/2019(Insured by AMBAC)	340,000	356,415
5.125%, 06/01/2024(Insured by AMBAC)	150,000	168,156
		621,771	0.5%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021(Insured by AGM)	80,000	83,709
Rhode Island Health & Educational Building Corp.,
5.000%, 05/15/2024	500,000	583,060
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2046(Callable 04/01/2025)	75,000	77,825
		744,594	0.6%
South Carolina
City of Myrtle Beach SC,
5.000%, 10/01/2020	100,000	107,942
Scago Educational Facilities Corp. for Marro School District,
4.250%, 12/01/2029(Callable 12/01/2020)(Insured by AGM)	100,000	104,167
South Carolina Public Service Authority:
5.000%, 12/01/2021	110,000	122,310
5.000%, 12/01/2025	240,000	284,904
South Carolina State Housing Finance & Development Authority,
4.000%, 07/01/2036(Callable 07/01/2025)	305,000	323,791
		943,114	0.7%
Tennessee
Clarksville Natural Gas Acquisition Corp.,
5.000%, 12/15/2020	75,000	81,256
Knox County Health Educational & Housing Facility Board:
4.000%, 04/01/2019	200,000	204,588
5.000%, 04/01/2020	200,000	212,282
Montgomery County Health Educational & Housing Facilities Board,
1.750%, 12/01/2020(Mandatory Tender Date 12/01/2019)(1)	380,000	379,886
Nashville & Davidson County Metropolitan Government,
1.550%, 11/15/2030(Mandatory Tender Date 11/03/2020)(1)	750,000	742,170
Nashville & Davidson County Metropolitan Government Health & Educational Facilities,
0.900%, 04/01/2019(Mandatory Tender Date 04/01/2018)(1)	150,000	149,692
Tennessee Energy Acquisition Corp.:
5.250%, 09/01/2018	85,000	86,974
4.000%, 05/01/2048(Callable 02/01/2023)(Mandatory Tender Date 05/01/2023)(1)	555,000	607,875
Tennessee Housing Development Agency,
4.000%, 01/01/2046(Callable 01/01/2025)	65,000	69,675
		2,534,398	2.0%
Texas
Bexar County Health Facilities Development Corp.:
4.000%, 07/15/2018	50,000	50,656
4.000%, 07/15/2019	75,000	77,542
Central Texas Turnpike System,
5.000%, 08/15/2042(Mandatory Tender Date 04/01/2020)(1)	330,000	351,311
City of Bullard TX,
3.000%, 09/01/2020(Insured by BAM)	135,000	137,880
City of Round Rock TX:
4.000%, 12/01/2023	30,000	33,012
4.000%, 12/01/2024	250,000	276,335
Clear Creek Independent School District,
1.350%, 02/15/2038(Mandatory Tender Date 08/15/2018)(PSF Guaranteed)(1)	50,000	49,905
Clifton Higher Education Finance Corp.:
4.000%, 08/15/2018	100,000	101,329
5.000%, 08/15/2018	100,000	102,189
Corpus Christi Independent School District,
2.000%, 08/15/2047(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(1)	250,000	250,752
County of Harris TX,
2.410%, 08/15/2021 (SIFMA Municipal Swap Index + 0.700%) (Callable 02/15/2018)(Mandatory Tender Date 08/15/2018)(2)	65,000	65,043
County of Zapata TX,
3.000%, 02/15/2018(Insured by BAM)	250,000	250,435
Cypress-Fairbanks Independent School District,
3.000%, 02/15/2036(Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(1)	275,000	280,187
Dallas Independent School District:
1.500%, 02/15/2034(Mandatory Tender Date 08/15/2018)(1)	100,000	99,841
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2020)(PSF Guaranteed)(1)	200,000	214,224
5.000%, 02/15/2036(Mandatory Tender Date 02/15/2022)(PSF Guaranteed)(1)	355,000	397,028
Dawson Independent School District,
0.000%, 02/16/2019(PSF Guaranteed)	245,000	240,543
Denton County Fresh Water Supply District No. 6:
4.000%, 02/15/2018(Insured by BAM)	150,000	150,413
4.000%, 02/15/2019(Insured by BAM)	150,000	153,714
4.000%, 02/15/2020(Insured by BAM)	175,000	182,105
Fort Bend County Municipal Utility District No. 58,
5.000%, 04/01/2019(Insured by BAM)	150,000	155,877
Fort Bend Independent School District:
0.900%, 08/01/2040(Mandatory Tender Date 08/01/2018)(PSF Guaranteed)(1)	110,000	109,522
1.350%, 08/01/2040(Callable 02/01/2018)(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	505,000	501,399
Generation Park Management District,
3.000%, 09/01/2018	160,000	161,222
Harlingen Consolidated Independent School District,
5.000%, 08/15/2021(PSF Guaranteed)	100,000	111,377
Harris County Cultural Education Facilities Finance Corp.:
2.290%, 12/01/2042 (SIFMA Municipal Swap Index + 0.580%) (Callable 06/01/2019)(Mandatory Tender Date 12/01/2019)(2)	50,000	50,022
1.917%, 10/01/2045 (1 Month LIBOR USD + 0.850%)(Callable 12/01/2019)(Mandatory Tender Date 06/01/2020)(2)	300,000	301,374
Harris County Municipal Utility District No. 153,
4.000%, 09/01/2023(Callable 09/01/2022)(Insured by BAM)	100,000	108,207
Katy Independent School District,
1.540%, 08/15/2036 (1 Month LIBOR USD + 0.550%)(Callable 02/15/2019) (Mandatory Tender Date 08/15/2019)(PSF Guaranteed)(2)	300,000	299,907
New Hope Cultural Education Facilities Finance Corp.:
1.250%, 11/01/2018	100,000	99,566
3.000%, 07/01/2019	100,000	101,111
4.000%, 04/01/2020	50,000	52,250
3.000%, 07/01/2021	120,000	123,172
3.625%, 08/15/2022(Callable 08/15/2021)	100,000	100,457
North East Independent School District,
2.000%, 08/01/2044(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	50,000	50,147
North Texas Higher Education Authority, Inc.,
2.235%, 07/01/2030 (3 Month LIBOR USD + 0.900%)(2)	35,000	35,026
North Texas Tollway Authority:
5.000%, 01/01/2022	25,000	27,988
1.950%, 01/01/2038(Mandatory Tender Date 01/01/2019)(1)	100,000	100,002
Northside Independent School District,
2.000%, 06/01/2046(Mandatory Tender Date 06/01/2021)(PSF Guaranteed)(1)	340,000	340,666
Northwest Harris County Municipal Utility District No. 16,
5.500%, 10/01/2021(Insured by BAM)	25,000	27,968
Round Rock Independent School District,
1.500%, 08/01/2040(Callable 02/01/2018)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed)(1)	55,000	54,130
SA Energy Acquisition Public Facility Corp.:
5.500%, 08/01/2021	25,000	27,914
5.500%, 08/01/2022	310,000	353,732
San Antonio Water System,
2.000%, 05/01/2043(Mandatory Tender Date 11/01/2021)(1)	100,000	100,072
San Jacinto College District,
5.000%, 02/15/2034(Pre-refunded to 02/15/2019)	25,000	25,954
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	300,000	314,067
Texas Department of Housing & Community Affairs,
4.050%, 07/01/2026(Callable 01/01/2021)	515,000	536,682
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2018	220,000	227,265
5.250%, 12/15/2021	90,000	100,655
Texas Transportation Commission State Highway Fund,
4.000%, 04/01/2026(Mandatory Tender Date 10/01/2021)(1)	430,000	462,800
Viridian Municipal Management District,
6.000%, 12/01/2023(Insured by BAM)	50,000	60,631
West Ranch Management District:
2.000%, 09/01/2018	50,000	50,081
3.000%, 09/01/2019	50,000	50,994
		8,686,681	6.9%
Utah
Utah Housing Corp.:
2.000%, 07/01/2021(Mandatory Tender Date 01/01/2021)(1)	250,000	250,072
4.000%, 01/01/2045(Callable 01/01/2026)	90,000	96,004
		346,076	0.3%
Vermont
City of Burlington VT,
5.000%, 07/01/2023(Pre-refunded to 07/01/2021)	25,000	27,751
Vermont Economic Development Authority,
2.000%, 07/01/2020(Callable 07/01/2019)	350,000	342,220
Vermont Public Power Supply Authority,
5.000%, 07/01/2022	380,000	424,433
		794,404	0.6%
Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	100,000	105,600	0.1%

Virginia
City of Petersburg VA,
4.000%, 11/01/2025(Callable 11/01/2022)	330,000	347,959
Colonial Heights Economic Development Authority,
1.800%, 01/01/2020(Mandatory Tender Date 07/01/2019)(1)	380,000	379,608
		727,567	0.6%
Washington
Central Puget Sound Regional Transit Authority,
2.410%, 11/01/2045 (SIFMA Municipal Swap Index + 0.700%)(Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(2)	50,000	50,082
Central Washington University,
4.000%, 05/01/2024(Callable 05/01/2023)	195,000	213,991
City of Seattle WA,
2.390%, 05/01/2045 (SIFMA Municipal Swap Index + 0.680%)(Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(2)	225,000	225,340
Grays Harbor County Public Hospital District No. 1,
3.000%, 08/01/2019(Callable 12/01/2018)	500,000	499,915
Washington Health Care Facilities Authority,
4.000%, 01/01/2018	70,000	70,000
		1,059,328	0.8%
West Virginia
West Virginia Hospital Finance Authority,
5.125%, 09/01/2021(Callable 09/01/2019)	120,000	125,752	0.1%

Wisconsin
City of Two Rivers WI,
4.000%, 04/01/2018	125,000	125,386
Kaukauna Redevelopment Authority,
4.000%, 06/01/2018	25,000	25,253
Public Finance Authority:
4.000%, 12/01/2020	350,000	348,089
3.000%, 11/15/2022(Callable 11/15/2018)	250,000	250,805
West Allis West Milwaukee School District,
3.000%, 04/01/2019	150,000	149,541
Wisconsin Center District:
0.000%, 12/15/2018	80,000	78,590
5.250%, 12/15/2023	80,000	90,955
5.250%, 12/15/2027	25,000	29,653
Wisconsin Health & Educational Facilities Authority:
4.000%, 04/01/2018	65,000	65,196
3.000%, 07/01/2018	25,000	25,123
5.000%, 11/15/2018	15,000	15,436
5.500%, 02/15/2019(Insured by AMBAC)	125,000	127,884
5.000%, 08/15/2020	35,000	37,520
2.650%, 11/01/2020(Callable 11/01/2019)	500,000	494,745
5.875%, 02/15/2022	25,000	28,289
4.000%, 09/15/2023(Callable 09/15/2022)	50,000	53,420
5.250%, 04/15/2024(Callable 04/15/2020)	110,000	118,170
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046(Callable 09/01/2025)	475,000	499,828
4.000%, 03/01/2048(Callable 03/01/2027)	500,000	535,970
		3,099,853	2.5%
Total Municipal Bonds (Cost $116,867,850)		116,772,306	92.8%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	163,311	163,311
Total Short-Term Investment (Cost $163,311)		163,311	0.1%
Total Investments (Cost $117,031,161)		116,935,617	92.9%
Other Assets in Excess of Liabilities		8,868,184	7.1%
TOTAL NET ASSETS		$125,803,801	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
ETM	Escrowed to Maturity
NPFGC	National Public Finance Guarantee Corp.
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(3)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $332,410, which represents 0.26% of total net assets.

(4)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(5)	7-Day Yield.
(6)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(7)	Security in default.
(8)	Security that, on the last payment date, missed a partial principal or interest payment.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$116,772,306	$–	$116,772,306
Total Long-Term Investments	–	116,772,306	–	116,772,306
Short-Term Investment
Money Market Mutual Fund	163,311	–	–	163,311
Total Short-Term Investment	163,311	–	–	163,311
Total Investments	$163,311	$116,772,306	$–	$116,935,617

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Arizona
City of Tucson AZ,
5.000%, 07/01/2028(Callable 07/01/2025)	$750,000	$900,675
Industrial Development Authority of the City of Phoenix,
1.200%, 08/01/2019(Mandatory Tender Date 08/01/2018)(1)	1,205,000	1,202,518
Maricopa County Industrial Development Authority,
1.000%, 04/01/2019(Callable 01/19/2018)(Mandatory Tender Date 04/01/2018)(1)	3,800,000	3,796,428
		5,899,621	0.5%
Arkansas
Arkansas Development Finance Authority,
5.500%, 12/01/2018(ETM)	1,000,000	1,018,480
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	2,460,000	2,470,160
City of Rogers AR:
4.000%, 11/01/2025(Callable 05/01/2024)	570,000	631,349
4.000%, 11/01/2026(Callable 05/01/2024)	680,000	750,645
4.000%, 11/01/2027(Callable 05/01/2024)	460,000	504,376
4.000%, 11/01/2028(Callable 05/01/2024)	125,000	136,060
		5,511,070	0.5%
California
Aromas-San Juan Unified School District,
0.000%, 08/01/2050(Pre-refunded to 08/01/2021)(Insured by AGM)	700,000	58,478
Brea Redevelopment Agency:
0.000%, 08/01/2033(Callable 08/01/2027)	1,500,000	1,397,100
0.000%, 08/01/2034(Callable 08/01/2027)	1,750,000	1,624,017
California Infrastructure & Economic Development Bank,
5.000%, 07/01/2029(Pre-refunded to 01/01/2028)	150,000	187,866
Centinela Valley Union High School District,
5.000%, 08/01/2050(Callable 08/01/2022)(Insured by AGM)	385,000	434,380
Citrus Community College District,
0.000%, 08/01/2034(Callable 02/01/2024)	885,000	766,021
City of Bakersfield CA,
0.000%, 04/15/2021(ETM)	12,380,000	11,657,503
City of Pasadena CA,
4.250%, 06/01/2034(Callable 06/01/2023)	500,000	547,730
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021(ETM)	415,000	352,314
Contra Costa Transportation Authority,
5.000%, 03/01/2028(Callable 03/01/2025)	1,510,000	1,805,235
El Rancho Unified School District,
0.000%, 08/01/2035(Pre-refunded to 08/01/2023)(Insured by BAM)	300,000	130,689
Mendocino-Lake Community College District,
0.000%, 08/01/2051(Pre-refunded to 08/01/2021)(Insured by AGM)	1,285,000	118,079
Metropolitan Water District of Southern California,
5.000%, 07/01/2032(Callable 01/01/2026)	4,555,000	5,511,277
Mount San Antonio Community College District,
0.000%, 08/01/2028(Callable 02/01/2028)	550,000	541,162
Newport Mesa Unified School District,
0.000%, 08/01/2027	1,085,000	856,857
Northern California Power Agency,
7.500%, 07/01/2023(Pre-refunded to 07/01/2021)(Insured by AMBAC)	510,000	577,366
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2040(Pre-refunded to 09/01/2021)	675,000	149,735
Rio Hondo Community College District,
0.000%, 08/01/2042(Callable 08/01/2034)	6,125,000	6,699,709
Roseville Joint Union School District,
0.000%, 08/01/2039(Pre-refunded to 08/01/2021)(Insured by AGM)	105,000	24,568
San Diego Unified School District:
0.000%, 07/01/2033(Pre-refunded to 07/01/2024)	250,000	288,473
4.000%, 07/01/2034(Callable 07/01/2027)	1,000,000	1,102,950
4.000%, 07/01/2035(Callable 07/01/2027)	2,000,000	2,200,620
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2020(ETM)	6,865,000	6,634,473
0.000%, 01/01/2023(ETM)	14,000,000	12,725,720
0.000%, 01/01/2027(ETM)	1,030,000	840,748
0.000%, 01/01/2028(ETM)	720,000	578,578
San Marcos Public Facilities Authority,
0.000%, 09/01/2019(ETM)	17,495,000	16,976,273
San Mateo Union High School District:
5.000%, 09/01/2033(Callable 09/01/2023)	190,000	220,580
5.000%, 09/01/2041(Callable 09/01/2023)	2,105,000	2,443,800
0.000%, 12/15/2043(Pre-refunded to 12/15/2024)(Insured by AMBAC)	1,150,000	1,252,109
San Ysidro School District:
0.000%, 08/01/2042(Pre-refunded to 08/01/2021)(Insured by AGM)	275,000	53,735
0.000%, 08/01/2043(Pre-refunded to 08/01/2021)(Insured by AGM)	290,000	52,446
0.000%, 08/01/2044(Pre-refunded to 08/01/2021)(Insured by AGM)	150,000	25,103
0.000%, 08/01/2050(Pre-refunded to 08/01/2021)(Insured by AGM)	525,000	54,941
Santa Barbara Unified School District,
0.000%, 08/01/2045(Callable 08/01/2032)	1,205,000	974,725
Sutter Union High School District:
0.000%, 08/01/2036(Pre-refunded to 08/01/2025)	50,000	19,413
0.000%, 08/01/2037(Pre-refunded to 08/01/2025)	50,000	18,076
0.000%, 08/01/2041(Pre-refunded to 08/01/2025)	50,000	13,537
0.000%, 08/01/2043(Pre-refunded to 08/01/2025)	200,000	46,670
0.000%, 08/01/2044(Pre-refunded to 08/01/2025)	345,000	74,699
0.000%, 06/01/2050(Pre-refunded to 08/01/2025)	700,000	96,866
Tustin Unified School District,
0.000%, 08/01/2028(Callable 08/01/2021)	800,000	841,000
Victor Valley Union High School District:
0.000%, 08/01/2036(Pre-refunded to 08/01/2023)	510,000	224,063
0.000%, 08/01/2038(Pre-refunded to 08/01/2023)	460,000	178,268
0.000%, 08/01/2041(Pre-refunded to 08/01/2023)	545,000	176,831
0.000%, 08/01/2042(Pre-refunded to 08/01/2023)	2,000,000	610,300
0.000%, 08/01/2046(Pre-refunded to 08/01/2023)	200,000	47,790
0.000%, 08/01/2052(Pre-refunded to 08/01/2023)	790,000	129,655
Westminster School District,
0.000%, 08/01/2048(Callable 08/01/2023)(Insured by BAM)	4,920,000	780,164
		83,122,692	7.2%
Colorado
Brush School District No. RE-2J:
5.000%, 12/01/2030(Callable 12/01/2027)	160,000	195,233
5.000%, 12/01/2031(Callable 12/01/2027)	380,000	461,818
5.000%, 12/01/2032(Callable 12/01/2027)	395,000	478,120
5.000%, 12/01/2035(Callable 12/01/2027)	460,000	551,894
City of Colorado Springs CO,
5.000%, 12/15/2032(Pre-refunded to 12/15/2018)(Insured by AGM)	1,300,000	1,342,367
City of Fort Lupton CO,
4.000%, 12/01/2042(Callable 12/01/2027)(Insured by AGM)	850,000	922,395
Colorado Health Facilities Authority,
0.000%, 07/15/2022(ETM)	6,505,000	5,911,939
Colorado School of Mines,
5.000%, 12/01/2027	175,000	216,659
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022(ETM)	36,045,000	32,658,933
0.000%, 10/01/2022(ETM)	23,640,000	21,369,141
Regional Transportation District,
4.375%, 06/01/2039(Callable 06/01/2023)	5,725,000	6,112,411
		70,220,910	6.1%
Connecticut
City of Hartford CT,
4.000%, 04/01/2019(ETM)	845,000	867,967
Connecticut Housing Finance Authority,
4.000%, 11/15/2047(Callable 11/15/2026)	1,870,000	2,000,376
State of Connecticut,
5.000%, 10/15/2020	4,395,000	4,741,414
		7,609,757	0.7%
District of Columbia
District of Columbia,
5.250%, 07/15/2038(Pre-refunded to 07/15/2018)	150,000	152,943	0.0%

Florida
City of Miami Beach FL,
6.250%, 10/01/2022(ETM)(Insured by AMBAC)	1,260,000	1,400,099
City of Miramar FL:
5.000%, 10/01/2029(Callable 10/01/2027)	1,000,000	1,236,430
5.000%, 10/01/2030(Callable 10/01/2027)	1,000,000	1,230,540
5.000%, 10/01/2034(Callable 10/01/2027)	1,000,000	1,214,020
5.000%, 10/01/2035(Callable 10/01/2027)	1,000,000	1,211,130
City of Orlando FL,
5.000%, 11/01/2034(Callable 11/01/2027)(Insured by AGM)	1,000,000	1,182,180
City of Sunrise FL,
5.500%, 10/01/2018(ETM)(Insured by AMBAC)	885,000	911,285
City of Tallahassee FL:
5.000%, 10/01/2033(Callable 10/01/2024)	255,000	299,342
5.000%, 10/01/2034(Callable 10/01/2024)	1,000,000	1,171,160
County of Miami-Dade FL:
4.500%, 10/01/2020	7,100,000	7,640,594
5.250%, 10/01/2030(ETM)	1,800,000	2,309,292
County of Seminole FL,
6.000%, 10/01/2019(ETM)	2,485,000	2,606,815
Escambia County Housing Finance Authority,
0.000%, 10/15/2018(ETM)	4,130,000	4,074,947
Gulf Environmental Services, Inc.,
5.000%, 10/01/2018(ETM)	325,000	333,333
Hillsborough County Industrial Development Authority:
5.625%, 08/15/2029(Pre-refunded to 08/15/2018)	2,950,000	3,023,425
8.000%, 08/15/2032(Pre-refunded to 08/15/2019)	2,065,000	2,288,454
Lee County School Board:
5.000%, 08/01/2031(Callable 08/01/2026)	2,170,000	2,548,014
5.000%, 08/01/2032(Callable 08/01/2026)	1,000,000	1,170,030
Miami-Dade County Health Facilities Authority,
5.750%, 05/01/2021(ETM)	970,000	1,035,116
Miami-Dade County Water & Sewer System,
5.250%, 10/01/2022(Insured by AGM)	1,125,000	1,296,281
Mid-Bay Bridge Authority:
6.875%, 10/01/2022(ETM)	4,675,000	5,269,239
6.875%, 10/01/2022(ETM)	3,175,000	3,631,756
Orange County Housing Finance Authority,
1.150%, 12/01/2019(Mandatory Tender Date 12/01/2018)(1)	2,550,000	2,543,982
Orange County School Board,
5.000%, 08/01/2033(Callable 08/01/2026)	4,900,000	5,807,137
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027(Callable 09/01/2019)	600,000	607,146
School Board of Miami-Dade County,
5.000%, 03/15/2039(Callable 03/15/2024)	2,000,000	2,280,520
School District of Broward County:
5.250%, 07/01/2022(Callable 07/01/2021)	8,390,000	9,332,952
5.250%, 07/01/2023(Callable 07/01/2021)	4,915,000	5,462,089
State of Florida,
5.000%, 06/01/2022(Callable 06/01/2019)	13,800,000	14,428,176
Tampa Bay Water,
5.000%, 10/01/2019(ETM)	1,760,000	1,860,619
		89,406,103	7.8%
Georgia
Atlanta Development Authority:
5.000%, 09/01/2023(ETM)	2,350,000	2,736,457
5.000%, 09/01/2024(Pre-refunded to 09/01/2023)	810,000	943,205
5.000%, 09/01/2032(Pre-refunded to 09/01/2023)	1,275,000	1,484,674
Forsyth County Hospital Authority,
6.375%, 10/01/2028(ETM)	8,050,000	10,158,697
Georgia Housing & Finance Authority,
3.500%, 12/01/2046(Callable 12/01/2025)	1,305,000	1,358,949
Richmond County Development Authority:
0.000%, 12/01/2021(ETM)	1,835,000	1,696,935
0.000%, 12/01/2021(ETM)	4,025,000	3,722,159
		22,101,076	1.9%
Illinois
Boone & Winnebago Counties Community Unit School District No. 200,
0.000%, 01/01/2024(ETM)(Insured by AGM)	385,000	340,490
Cook County Community High School District No. 233,
4.000%, 12/01/2026(Callable 06/01/2022)	3,695,000	3,950,583
Cook County Illinois School District No. 159,
0.000%, 12/01/2022(ETM)	2,000,000	1,810,260
Cook County Illinois School District No. 163:
6.000%, 12/15/2026	1,165,000	1,457,264
5.000%, 12/15/2028	1,305,000	1,544,363
Cook County School District No. 144,
4.500%, 12/01/2025(ETM)(Insured by AGM)	105,000	119,555
County of Du Page IL,
5.600%, 01/01/2021	670,000	709,932
Illinois Finance Authority:
6.250%, 05/01/2022(Pre-refunded to 05/01/2020)	2,550,000	2,811,171
0.000%, 07/15/2023(ETM)	25,590,000	22,610,045
0.000%, 07/15/2025(ETM)	44,705,000	37,295,593
5.000%, 12/01/2030(Callable 12/01/2021)	6,825,000	7,657,104
6.625%, 11/01/2039(Pre-refunded to 05/01/2019)	395,000	420,963
Illinois Housing Development Authority,
3.100%, 02/01/2035(Callable 02/01/2026)	2,715,000	2,700,339
Kane County Community Unit School District No. 304:
9.000%, 01/01/2023(ETM)(Insured by AGM)	805,000	1,073,838
9.000%, 01/01/2023(Insured by AGM)	2,720,000	3,599,403
Kane McHenry Cook & De Kalb Counties Unit School District,
7.000%, 01/01/2018(ETM)(Insured by AMBAC)	365,000	365,000
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021(Insured by AGM)	13,625,000	12,644,954
Lake County Community Consolidated School District No. 50:
5.000%, 01/01/2021(ETM)	910,000	995,631
5.000%, 01/01/2021	465,000	505,915
Madison County Community Unit School District No. 7,
4.000%, 12/01/2018(Insured by BAM)	500,000	509,385
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023(ETM)	2,250,000	2,522,048
Metropolitan Water Reclamation District of Greater Chicago,
5.000%, 12/01/2031(Callable 12/01/2021)	1,800,000	2,002,860
Public Building Commission of Chicago,
7.000%, 01/01/2020(ETM)	1,555,000	1,673,273
Regional Transportation Authority:
7.750%, 06/01/2020	560,000	606,558
6.700%, 11/01/2021	755,000	839,711
6.000%, 07/01/2022	4,705,000	5,490,265
School District of Winnebago County IL:
0.000%, 01/01/2018(ETM)(Insured by AGM)	155,000	155,000
0.000%, 01/01/2018(Insured by AGM)	1,205,000	1,205,000
Southern Illinois University:
5.250%, 04/01/2018	1,075,000	1,082,256
5.250%, 04/01/2019	1,390,000	1,435,106
Southwestern Illinois Development Authority,
7.625%, 11/01/2048(Pre-refunded to 11/01/2023)	6,020,000	7,866,033
State of Illinois:
6.500%, 06/15/2022	180,000	198,887
6.000%, 11/01/2026	3,000,000	3,464,670
Village of Oak Park IL,
2.000%, 11/01/2019	650,000	650,455
Village of Rosemont IL,
5.500%, 12/01/2032(Pre-refunded to 12/01/2020)	1,435,000	1,585,331
Village of Schaumburg IL,
4.000%, 12/01/2024(Callable 12/01/2022)	5,750,000	6,333,453
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2024(ETM)	705,000	606,349
		140,839,043	12.2%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033(Callable 08/01/2022)	1,000,000	1,066,270
Columbus Multi-High School Building Corp.:
5.000%, 01/15/2026	1,125,000	1,353,026
5.000%, 01/15/2027	1,265,000	1,536,393
5.000%, 07/15/2028	1,000,000	1,234,420
5.000%, 01/15/2029	575,000	712,856
Franklin Community Multi-School Building Corp.,
5.000%, 07/15/2020	1,990,000	2,141,857
Hammond Multi-School Building Corp.,
6.000%, 01/15/2018(ETM)	220,000	220,332
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031(Mandatory Tender Date 11/02/2021)(1)	1,550,000	1,533,508
Kankakee Valley Middle School Building Corp.:
5.000%, 01/15/2029	475,000	581,182
5.000%, 07/15/2029	1,180,000	1,448,733
		11,828,577	1.0%
Iowa
Iowa Higher Education Loan Authority:
4.500%, 10/01/2033(Pre-refunded to 10/01/2021)	2,100,000	2,307,585
5.000%, 10/01/2038(Pre-refunded to 10/01/2021)	2,090,000	2,334,279
		4,641,864	0.4%
Kansas
Butler County Unified School District No. 394,
3.000%, 09/01/2019(Callable 09/01/2018)	750,000	756,322
City of Wichita KS:
5.000%, 11/15/2020(ETM)	1,120,000	1,221,651
5.000%, 11/15/2029(Pre-refunded to 11/15/2021)	40,000	44,744
5.000%, 11/15/2034(Pre-refunded to 11/15/2019)	1,060,000	1,124,586
Unified Government of Wyandotte County & Kansas City,
5.000%, 09/01/2019(Callable 03/01/2019)(Insured by BHAC)	1,865,000	1,932,345
		5,079,648	0.4%
Kentucky
Kentucky Infrastructure Authority:
5.000%, 02/01/2023(Pre-refunded to 02/01/2022)	70,000	79,003
5.000%, 02/01/2025(Pre-refunded to 02/01/2022)	70,000	79,003
5.000%, 02/01/2026(Pre-refunded to 02/01/2022)	75,000	84,647
		242,653	0.0%
Louisiana
Jefferson Parish Hospital Service District,
6.000%, 01/01/2039(Pre-refunded to 01/01/2021)	1,080,000	1,213,002
Louisiana Public Facilities Authority:
5.500%, 05/15/2027(Pre-refunded to 05/15/2026)	11,765,000	14,620,365
5.500%, 05/15/2032(Pre-refunded to 05/15/2026)	22,125,000	27,946,309
6.750%, 07/01/2039(Pre-refunded to 07/01/2019)	6,775,000	7,285,090
State of Louisiana:
5.000%, 11/15/2020(Callable 05/15/2020)	4,000,000	4,312,600
5.000%, 05/01/2027(Pre-refunded to 05/01/2022)	1,390,000	1,571,270
		56,948,636	5.0%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024(ETM)	1,220,000	1,400,218
State of Maryland,
5.000%, 03/01/2021(Callable 03/01/2020)	1,000,000	1,071,480
		2,471,698	0.2%
Massachusetts
Commonwealth of Massachusetts:
4.000%, 12/01/2022(Pre-refunded to 12/01/2019)	15,000,000	15,666,150
5.000%, 07/01/2033(Callable 07/01/2026)	1,000,000	1,198,720
Massachusetts Clean Water Trust,
5.000%, 02/01/2031(Callable 02/01/2026)	2,125,000	2,563,111
Massachusetts Department of Transportation,
5.000%, 01/01/2020(ETM)	1,185,000	1,221,711
Massachusetts Development Finance Agency,
5.000%, 07/15/2033	625,000	756,688
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044(Callable 06/01/2025)	1,725,000	1,822,721
3.500%, 12/01/2046(Callable 12/01/2025)	910,000	953,817
Massachusetts Water Resources Authority,
6.500%, 07/15/2019(ETM)(Insured by FGIC-TCRS)	815,000	847,168
		25,030,086	2.2%
Michigan
Algonac Community Schools:
4.000%, 05/01/2028(Callable 05/01/2027)(Insured by Q-SBLF)	175,000	192,733
4.000%, 05/01/2029(Callable 05/01/2027)(Insured by Q-SBLF)	370,000	405,897
4.000%, 05/01/2030(Callable 05/01/2027)(Insured by Q-SBLF)	470,000	512,775
Brighton Area School District,
5.000%, 05/01/2021(Insured by Q-SBLF)	500,000	549,910
Ecorse Public School District,
5.000%, 05/01/2027(Insured by Q-SBLF)	515,000	630,149
Fraser Public School District:
5.000%, 05/01/2024(Insured by Q-SBLF)	1,000,000	1,174,210
5.000%, 05/01/2026(Callable 05/01/2025)(Insured by Q-SBLF)	1,140,000	1,363,417
Michigan Finance Authority,
5.000%, 06/01/2027(Pre-refunded to 06/01/2022)	1,315,000	1,480,151
Michigan State Housing Development Authority:
4.000%, 06/01/2046(Callable 12/01/2025)	3,670,000	3,890,090
3.500%, 06/01/2047(Callable 06/01/2026)	1,325,000	1,379,431
Pinckney Community Schools:
5.000%, 05/01/2022(Insured by Q-SBLF)	1,935,000	2,179,603
5.000%, 05/01/2023(Insured by Q-SBLF)	2,200,000	2,529,516
State of Michigan,
0.000%, 06/01/2022(ETM)(Insured by AMBAC)	2,000,000	1,835,120
Warren Consolidated Schools:
5.000%, 05/01/2033(Callable 05/01/2026)(Insured by Q-SBLF)	2,595,000	2,981,032
5.000%, 05/01/2035(Callable 05/01/2026)(Insured by Q-SBLF)	925,000	1,058,931
		22,162,965	1.9%
Minnesota
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2032(Callable 01/01/2027)	505,000	607,030
Minnesota Housing Finance Agency:
1.350%, 08/01/2019(Callable 02/01/2019)	500,000	496,085
4.250%, 07/01/2028(Callable 01/01/2020)	210,000	213,459
4.500%, 07/01/2034(Callable 07/01/2021)	550,000	566,247
4.000%, 07/01/2047(Callable 01/01/2027)	565,000	599,832
University of Minnesota,
5.500%, 07/01/2021(ETM)	11,260,000	12,265,743
		14,748,396	1.3%
Mississippi
Mississippi Development Bank,
5.000%, 03/01/2029(Callable 03/01/2027)	825,000	992,912
State of Mississippi,
5.000%, 10/01/2028(Callable 10/01/2027)	1,000,000	1,238,410
		2,231,322	0.2%
Missouri
Hazelwood School District,
4.000%, 03/01/2028(Callable 03/01/2026)	2,800,000	3,165,624
Missouri Housing Development Commission:
3.500%, 11/01/2037(Callable 05/01/2027)	1,945,000	1,949,863
3.950%, 11/01/2040(Callable 05/01/2025)	1,865,000	1,991,484
4.000%, 05/01/2042(Callable 11/01/2026)	1,405,000	1,505,893
St. Charles County School District No. R-IV,
4.000%, 03/01/2029(Callable 03/01/2026)	600,000	679,308
St. Louis County School District No. C-2,
4.000%, 03/01/2032(Callable 03/01/2025)	4,960,000	5,407,540
Webster Groves School District:
4.000%, 03/01/2028(Callable 03/01/2026)	910,000	1,023,768
4.000%, 03/01/2029(Callable 03/01/2026)	1,370,000	1,534,784
		17,258,264	1.5%
Montana
Flathead County School District No. 44,
4.000%, 07/01/2036(Callable 07/01/2028)	210,000	231,571
Montana Facility Finance Authority:
5.000%, 07/01/2028(Callable 07/01/2027)	430,000	525,564
5.000%, 07/01/2029(Callable 07/01/2027)	535,000	651,357
		1,408,492	0.1%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	4,500,000	4,700,745	0.4%

New Hampshire
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028(Callable 01/01/2021)	1,290,000	1,338,698
State of New Hampshire,
5.000%, 07/01/2021(Callable 07/01/2020)	1,000,000	1,081,540
		2,420,238	0.2%
New Jersey
New Jersey Building Authority,
5.000%, 06/15/2024(ETM)	1,410,000	1,666,634
New Jersey Transportation Trust Fund Authority,
5.250%, 12/15/2020	5,000,000	5,394,550
New Jersey Turnpike Authority,
5.500%, 01/01/2025	2,100,000	2,568,321
		9,629,505	0.8%
New Mexico
New Mexico Finance Authority,
4.000%, 06/01/2029(Callable 06/01/2026)	2,615,000	2,944,647
New Mexico Mortgage Finance Authority,
3.550%, 09/01/2037(Callable 03/01/2027)	1,225,000	1,249,978
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025(Callable 03/01/2020)	600,000	621,912
4.500%, 09/01/2028(Callable 03/01/2020)	275,000	281,748
		5,098,285	0.5%
New York
City of New York NY:
5.250%, 08/15/2021(Callable 08/15/2018)	1,125,000	1,151,269
5.000%, 08/01/2022	5,000,000	5,697,650
Metropolitan Transportation Authority:
6.000%, 04/01/2020(ETM)	10,525,000	11,049,882
5.000%, 11/15/2028(Pre-refunded to 11/15/2023)	210,000	246,739
5.000%, 11/15/2031(Pre-refunded to 05/15/2023)	1,000,000	1,160,200
New York City Transitional Finance Authority Future Tax Secured Revenue:
5.000%, 08/01/2029(Callable 08/01/2026)	500,000	611,075
5.000%, 08/01/2033(Callable 08/01/2026)	2,835,000	3,398,456
New York State Dormitory Authority:
5.000%, 12/15/2023(Callable 12/15/2022)	11,685,000	13,502,134
5.000%, 02/15/2030(Callable 08/15/2026)	700,000	848,169
5.000%, 03/15/2030(Callable 03/15/2024)	6,665,000	7,829,509
New York State Thruway Authority,
5.000%, 03/15/2022(Pre-refunded to 03/15/2019)	4,040,000	4,210,892
New York State Urban Development Corp.:
5.000%, 03/15/2022	2,015,000	2,279,026
5.000%, 03/15/2032(Callable 03/15/2024)	6,000,000	6,964,740
		58,949,741	5.1%
North Carolina
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021(ETM)(Callable 01/29/2018)	10,355,000	11,112,675
6.400%, 01/01/2021(ETM)	3,352,000	3,575,847
4.500%, 01/01/2024(Pre-refunded to 01/01/2022)	12,170,000	13,187,290
North Carolina Medical Care Commission,
5.750%, 01/01/2035(Pre-refunded to 01/01/2021)	525,000	585,842
State of North Carolina,
5.000%, 05/01/2024(Callable 05/01/2023)	1,000,000	1,160,200
		29,621,854	2.6%
North Dakota
County of Burleigh ND:
5.000%, 07/01/2025(Pre-refunded to 07/01/2021)	1,500,000	1,657,035
5.000%, 07/01/2029(Pre-refunded to 07/01/2021)	470,000	519,204
North Dakota Housing Finance Agency:
3.450%, 07/01/2037(Callable 07/01/2026)	3,050,000	3,085,899
3.500%, 07/01/2046(Callable 01/01/2026)	1,550,000	1,616,975
		6,879,113	0.6%
Ohio
Akron Bath Copley Joint Township Hospital District,
3.800%, 01/01/2027(Pre-refunded to 01/01/2022)	960,000	1,004,986
City of Bowling Green OH,
5.750%, 06/01/2031(Pre-refunded to 06/01/2020)	750,000	818,835
Cleveland Municipal School District:
4.000%, 12/01/2019	1,940,000	2,024,274
5.000%, 12/01/2020	2,015,000	2,202,455
County of Lorain OH,
2.000%, 11/07/2018	1,000,000	1,003,140
County of Montgomery OH,
5.250%, 05/01/2029(Pre-refunded to 11/12/2023)	1,045,000	1,208,542
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024(ETM)	1,200,000	1,040,964
Ohio Housing Finance Agency:
5.000%, 11/01/2028(Callable 05/01/2020)	555,000	573,737
3.500%, 09/01/2046(Callable 09/01/2025)	1,595,000	1,666,185
4.000%, 03/01/2047(Callable 09/01/2025)	6,510,000	6,883,218
State of Ohio:
5.000%, 06/15/2021	6,740,000	7,482,141
5.000%, 04/01/2027(Pre-refunded to 04/01/2022)	710,000	801,491
		26,709,968	2.3%
Oregon
State of Oregon:
4.000%, 12/01/2045(Callable 06/01/2025)	4,170,000	4,474,368
4.000%, 12/01/2048(Callable 12/01/2026)	3,250,000	3,483,155
State of Oregon Housing & Community Services Department,
4.000%, 01/01/2047(Callable 07/01/2025)	1,810,000	1,920,211
Washington County School District No. 1:
5.000%, 06/15/2034(Callable 06/15/2027)	1,000,000	1,208,310
5.000%, 06/15/2035(Callable 06/15/2027)	600,000	723,306
		11,809,350	1.0%
Pennsylvania
Erie Sewer Authority,
5.125%, 06/01/2020(ETM)(Insured by AMBAC)	1,270,000	1,326,058
Latrobe Municipal Authority:
1.250%, 04/01/2019(Insured by BAM)	120,000	118,845
3.000%, 04/01/2020(Insured by BAM)	325,000	332,309
Pennsylvania Higher Educational Facilities Authority,
5.750%, 08/15/2041(Pre-refunded to 08/15/2021)	500,000	568,845
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046(Callable 10/01/2025)	1,840,000	1,921,144
3.700%, 10/01/2047(Callable 04/01/2027)	4,000,000	4,012,280
Pennsylvania Turnpike Commission:
6.000%, 12/01/2030(Callable 12/01/2027)	1,360,000	1,771,373
6.000%, 12/01/2030(Callable 12/01/2027)(1)	185,000	235,370
Philadelphia Gas Works Co.,
7.000%, 05/15/2020(ETM)	1,165,000	1,244,441
Philadelphia Hospitals & Higher Education Facilities Authority:
5.000%, 05/15/2020(ETM)	1,575,000	1,691,613
5.250%, 05/15/2023(Pre-refunded to 05/15/2020)	2,790,000	3,012,642
South Fork Municipal Authority:
5.500%, 07/01/2029(Pre-refunded to 07/01/2020)	2,450,000	2,673,930
5.375%, 07/01/2035(Pre-refunded to 07/01/2020)	1,290,000	1,400,682
Westmoreland County Municipal Authority,
5.000%, 08/15/2027(Insured by BAM)	1,505,000	1,813,389
		22,122,921	1.9%
Puerto Rico
Puerto Rico Highways & Transportation Authority,
5.250%, 07/01/2022(ETM)(Insured by AGM)	1,045,000	1,188,364
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024(Insured by AMBAC)	150,000	168,156
6.000%, 08/01/2026(ETM)	1,800,000	2,269,368
6.000%, 08/01/2026(ETM)	910,000	1,147,292
6.000%, 08/01/2026(ETM)	1,155,000	1,456,178
6.000%, 08/01/2026(ETM)	1,585,000	1,998,304
5.500%, 08/01/2027(ETM)(Insured by AMBAC)	6,500,000	8,026,850
		16,254,512	1.4%
Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,940,500	0.5%

South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026(Callable 12/01/2023)	4,580,000	5,300,846
Piedmont Municipal Power Agency:
6.750%, 01/01/2020(ETM)	6,450,000	7,099,515
5.375%, 01/01/2025(ETM)	5,665,000	6,755,399
South Carolina Jobs-Economic Development Authority,
6.500%, 04/01/2042(Pre-refunded to 04/01/2020)	90,000	99,303
		19,255,063	1.7%
South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026	415,000	425,665
Sioux Falls School District No. 49-5,
1.375%, 08/01/2021	150,000	147,159
South Dakota Housing Development Authority,
3.375%, 05/01/2033(Callable 05/01/2022)	370,000	379,084
		951,908	0.1%
Tennessee
Metropolitan Government Nashville & Davidson County Health & Educational Facilities,
0.000%, 06/01/2021(ETM)	1,270,000	1,191,069
Shelby County Health Educational & Housing Facilities Board,
5.500%, 08/15/2019(ETM)	1,630,000	1,693,228
Tennessee Housing Development Agency:
4.500%, 07/01/2028(Callable 01/01/2020)	1,000,000	1,021,660
3.450%, 07/01/2040(Callable 01/01/2027)	3,850,000	3,812,694
3.650%, 07/01/2047(Callable 01/01/2027)	1,155,000	1,179,012
		8,897,663	0.8%
Texas
Amarillo Independent School District,
5.000%, 02/01/2026(Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,618,710
Anna Independent School District,
5.000%, 08/15/2035(Callable 08/15/2026)(PSF Guaranteed)	910,000	1,078,377
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024(PSF Guaranteed)	1,025,000	1,144,700
5.000%, 08/15/2024(PSF Guaranteed)	1,000,000	1,178,250
5.000%, 08/15/2026(PSF Guaranteed)	500,000	604,530
4.000%, 08/15/2027(Callable 08/15/2026)(PSF Guaranteed)	865,000	978,609
5.000%, 02/15/2028(Callable 02/15/2025)(PSF Guaranteed)	1,675,000	1,982,362
4.000%, 08/15/2028(Callable 08/15/2026)(PSF Guaranteed)	850,000	958,103
5.000%, 08/15/2033(Callable 08/15/2024)(PSF Guaranteed)	1,460,000	1,679,365
Burleson Independent School District,
5.000%, 08/01/2025(PSF Guaranteed)	1,240,000	1,496,469
City of Austin TX,
5.000%, 11/15/2024(Callable 11/15/2022)	3,000,000	3,437,790
City of El Paso TX,
4.000%, 03/01/2028(Callable 03/01/2026)	1,000,000	1,121,070
City of Houston TX:
0.000%, 12/01/2019(ETM)(Insured by AGM)	13,355,000	12,897,992
5.500%, 12/01/2024(ETM)	1,735,000	2,080,334
5.500%, 12/01/2029(ETM)	16,050,000	20,854,889
City of San Antonio TX,
5.650%, 02/01/2019(ETM)	7,865,000	8,076,018
Conroe Independent School District:
5.000%, 02/15/2023(Pre-refunded to 02/15/2021)(PSF Guaranteed)	1,745,000	1,921,280
5.000%, 02/15/2023(Callable 02/15/2021)(PSF Guaranteed)	935,000	1,026,761
County of Bexar TX,
4.000%, 06/15/2030(Callable 06/15/2026)	150,000	166,920
County of Harris TX:
5.750%, 10/01/2020(Pre-refunded to 10/01/2018)	175,000	180,521
5.000%, 10/01/2026(Callable 10/01/2025)	4,155,000	5,061,704
5.750%, 10/01/2028(Pre-refunded to 10/01/2018)	6,930,000	7,148,642
County of Montgomery TX,
5.000%, 03/01/2027(Pre-refunded to 03/01/2022)	665,000	752,215
Crowley Independent School District,
5.000%, 08/01/2036(Callable 08/01/2025)(PSF Guaranteed)	2,000,000	2,364,380
Dallas Independent School District,
5.000%, 02/15/2020(PSF Guaranteed)	2,410,000	2,575,663
DeSoto Independent School District,
5.000%, 08/15/2032(Callable 08/15/2025)(Insured by BAM)	1,080,000	1,253,977
Ennis Independent School District,
5.000%, 08/15/2025(PSF Guaranteed)	1,145,000	1,393,763
Fort Bend Independent School District,
5.000%, 08/15/2024(PSF Guaranteed)	1,655,000	1,963,492
Georgetown Independent School District,
4.000%, 02/15/2020(PSF Guaranteed)	1,900,000	1,991,656
Godley Independent School District,
5.000%, 02/15/2023(PSF Guaranteed)(2)	1,445,000	1,665,449
Goose Creek Consolidated Independent School District,
5.000%, 02/15/2021(PSF Guaranteed)(2)	1,050,000	1,152,711
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024(PSF Guaranteed)	2,810,000	3,341,455
5.000%, 08/15/2025(PSF Guaranteed)	1,430,000	1,728,284
Harris County Health Facilities Development Corp.:
5.500%, 10/01/2019(ETM)	2,995,000	3,127,139
5.750%, 07/01/2027(ETM)	5,000,000	6,092,150
1.800%, 12/01/2041(Callable 01/02/2018)(1)	6,000,000	6,000,000
Houston Higher Education Finance Corp.:
5.000%, 02/15/2020(PSF Guaranteed)	1,000,000	1,064,640
5.000%, 02/15/2026(Callable 02/15/2024)(PSF Guaranteed)	1,030,000	1,190,350
5.000%, 02/15/2034(Callable 02/15/2024)(PSF Guaranteed)(2)	1,795,000	2,018,747
Humble Independent School District,
5.000%, 02/15/2021(PSF Guaranteed)	1,500,000	1,648,170
Irving Independent School District,
5.000%, 02/15/2025(Callable 08/15/2024)(PSF Guaranteed)	1,250,000	1,495,850
Keller Independent School District:
5.000%, 02/15/2022(PSF Guaranteed)	1,370,000	1,543,757
5.000%, 02/15/2023(PSF Guaranteed)	3,355,000	3,870,395
Killeen Independent School District,
4.000%, 02/15/2024(Callable 02/15/2021)(PSF Guaranteed)(2)	1,145,000	1,225,677
La Porte Independent School District,
5.000%, 02/15/2025(PSF Guaranteed)	1,080,000	1,297,080
Lamar Consolidated Independent School District,
5.000%, 02/15/2026(Callable 02/15/2025)(PSF Guaranteed)	5,860,000	7,042,138
Leander Independent School District,
0.000%, 08/15/2047(Pre-refunded to 8/15/24)(PSF Guaranteed)	500,000	122,840
Llano Independent School District,
5.000%, 02/15/2024(Callable 02/15/2023)(PSF Guaranteed)(2)	1,265,000	1,468,716
Lower Colorado River Authority,
4.750%, 01/01/2028(ETM)(Insured by AGM)	1,200,000	1,379,076
Lubbock Housing Finance Corp.,
8.000%, 10/01/2021(ETM)	1,980,000	2,427,401
Lubbock Independent School District,
4.000%, 02/15/2022(Callable 02/15/2020)(PSF Guaranteed)	1,000,000	1,047,820
Mansfield Independent School District:
5.000%, 02/15/2023(PSF Guaranteed)	1,725,000	1,986,338
5.000%, 02/15/2024(PSF Guaranteed)	1,905,000	2,238,451
Melissa Independent School District,
5.000%, 08/01/2036(Callable 08/01/2026)(PSF Guaranteed)	1,020,000	1,213,157
Mesquite Independent School District:
5.000%, 08/15/2024(PSF Guaranteed)	1,425,000	1,703,302
5.000%, 08/15/2025(PSF Guaranteed)	2,615,000	3,183,135
5.000%, 08/15/2025(PSF Guaranteed)	1,500,000	1,825,890
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023(ETM)	200,000	178,656
New Caney Independent School District:
5.000%, 02/15/2023(PSF Guaranteed)	1,000,000	1,152,560
5.000%, 02/15/2024(PSF Guaranteed)	1,030,000	1,212,887
Newark Higher Education Finance Corp.:
4.000%, 08/15/2020(PSF Guaranteed)	355,000	374,404
4.000%, 08/15/2022(PSF Guaranteed)	215,000	233,868
5.000%, 08/15/2024(PSF Guaranteed)	135,000	159,064
North East Independent School District:
5.000%, 08/01/2021(PSF Guaranteed)	6,095,000	6,774,532
5.000%, 08/01/2023(PSF Guaranteed)	5,330,000	6,209,663
5.000%, 02/01/2024(PSF Guaranteed)	2,930,000	3,450,837
North Texas Tollway Authority:
5.125%, 01/01/2028(Pre-refunded to 01/02/2018)	70,000	70,000
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	1,510,000	1,670,000
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	1,075,000	299,194
0.000%, 09/01/2045(Pre-refunded to 09/01/2031)	625,000	755,250
Northside Independent School District,
5.000%, 08/15/2025(PSF Guaranteed)	1,000,000	1,209,380
Pasadena Independent School District,
5.000%, 02/15/2022(Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,224,069
Pflugerville Independent School District,
5.000%, 02/15/2025(Callable 02/15/2024)(PSF Guaranteed)	1,020,000	1,204,987
Port Arthur Independent School District,
5.000%, 02/15/2024(PSF Guaranteed)	1,700,000	2,008,312
Retama Development Corp.,
8.750%, 12/15/2018(ETM)	2,035,000	2,174,031
San Antonio Water System,
2.000%, 05/01/2044(Mandatory Tender Date 11/01/2022)(1)	1,950,000	1,950,877
San Jacinto College District,
5.000%, 02/15/2026(Pre-refunded to 02/15/2021)	700,000	768,474
Sherman Independent School District,
5.000%, 02/15/2026(Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,099,168
Spring Independent School District,
5.000%, 08/15/2019(Pre-refunded to 08/15/2018)(PSF Guaranteed)	1,020,000	1,042,450
State of Texas,
5.000%, 08/01/2021	1,205,000	1,342,442
Tarrant County Health Facilities Development Corp.,
6.000%, 09/01/2024(ETM)	6,065,000	6,930,294
Temple Independent School District,
4.000%, 02/01/2022(Callable 02/01/2021)(PSF Guaranteed)	1,120,000	1,193,786
Texas State Public Finance Authority,
6.200%, 02/15/2040(Pre-refunded to 02/15/2020)	395,000	430,408
Tomball Independent School District,
5.000%, 02/15/2025(PSF Guaranteed)	5,440,000	6,549,434
Town of Flower Mound TX,
5.000%, 03/01/2031(Callable 03/01/2024)	505,000	587,305
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027(Pre-refunded to 07/01/2021)	600,000	671,832
The University of Texas System,
5.000%, 08/15/2022	8,595,000	9,824,429
Waco Independent School District,
5.000%, 08/15/2023(PSF Guaranteed)	3,090,000	3,601,550
Wichita Falls Independent School District,
5.000%, 02/01/2024(PSF Guaranteed)	1,670,000	1,968,963
Wylie Independent School District,
6.750%, 08/15/2023(PSF Guaranteed)	1,010,000	1,270,378
Ysleta Independent School District:
5.000%, 08/15/2023(Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,136,423
5.000%, 08/15/2025(Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,848,870
		226,667,437	19.7%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022(Pre-refunded to 06/01/2021)	3,900,000	4,326,075
5.000%, 06/01/2023(Pre-refunded to 06/01/2021)	1,750,000	1,941,187
Timpanogos Special Service District:
4.000%, 06/01/2025(Callable 06/01/2024)	100,000	111,149
4.000%, 06/01/2027(Callable 06/01/2024)	375,000	413,262
4.000%, 06/01/2028(Callable 06/01/2024)	425,000	466,501
Utah Charter School Finance Authority:
5.000%, 04/15/2024	235,000	272,661
5.000%, 04/15/2037(Callable 04/15/2026)	500,000	570,870
Utah Housing Corp.,
4.000%, 01/01/2045(Callable 01/01/2026)	2,210,000	2,357,429
		10,459,134	0.9%
Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036(Callable 11/01/2025)	1,680,000	1,729,963
4.000%, 05/01/2048(Callable 11/01/2026)	1,300,000	1,389,115
		3,119,078	0.3%
Virginia
City of Bristol VA,
5.500%, 11/01/2018(ETM)(Insured by AGM)	560,000	578,441
Danville Industrial Development Authority,
5.250%, 10/01/2028(ETM)(Insured by AMBAC)	1,500,000	1,720,605
Virginia Housing Development Authority,
3.700%, 03/01/2023(Callable 03/01/2021)	75,000	79,375
		2,378,421	0.2%
Washington
Snohomish County Public Utility District No. 1,
6.800%, 01/01/2020(ETM)(Callable 01/29/2018)	2,835,000	2,990,642
Snohomish County School District No. 201,
4.000%, 12/01/2021(Callable 12/01/2020)	4,500,000	4,790,070
State of Washington:
5.500%, 07/01/2023	5,040,000	5,890,903
5.000%, 07/01/2032(Callable 01/01/2025)	6,005,000	7,072,449
5.000%, 08/01/2034(Callable 08/01/2023)	2,755,000	3,159,352
5.000%, 08/01/2038(Callable 08/01/2026)	975,000	1,151,387
Thurston & Pierce Counties Community Schools,
4.250%, 12/01/2021(Callable 12/01/2020)	2,755,000	2,957,740
Washington Health Care Facilities Authority:
6.125%, 11/15/2031(Pre-refunded to 05/15/2021)	620,000	709,826
6.250%, 08/01/2036(Pre-refunded to 08/01/2018)	8,100,000	8,308,494
6.250%, 11/15/2041(Pre-refunded to 05/15/2021)	4,770,000	5,480,491
		42,511,354	3.7%
Wisconsin
Southeast Wisconsin Professional Baseball Park District:
5.500%, 12/15/2026	785,000	964,851
0.000%, 12/15/2027(ETM)	25,000	19,854
0.000%, 12/15/2029(ETM)	110,000	81,937
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028(Pre-refunded to 06/01/2024)	500,000	590,485
5.000%, 06/01/2030(Pre-refunded to 06/01/2024)	10,500,000	12,400,185
5.000%, 06/01/2031(Pre-refunded to 06/01/2024)	6,175,000	7,292,490
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038(Callable 04/01/2023)	2,295,000	2,570,492
Wisconsin Center District:
4.000%, 12/15/2029(Callable 06/15/2026)	1,435,000	1,572,817
5.000%, 12/15/2030(Callable 06/15/2026)	775,000	912,702
5.000%, 12/15/2031(Callable 06/15/2026)	2,530,000	2,973,256
Wisconsin Health & Educational Facilities Authority,
5.000%, 08/15/2027(Pre-refunded to 08/15/2022)	1,750,000	1,986,180
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046(Callable 09/01/2025)	2,760,000	2,904,265
4.000%, 03/01/2048(Callable 03/01/2027)	1,850,000	1,983,089
		36,252,603	3.2%
Total Municipal Bonds (Cost $1,114,668,079)		1,139,545,209	99.0%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(3)	2,072,461	2,072,461
Total Short-Term Investment (Cost $2,072,461)		2,072,461	0.2%
Total Investments (Cost $1,116,740,540)		1,141,617,670	99.2%
Other Assets in Excess of Liabilities		9,798,345	0.8%
TOTAL NET ASSETS		$1,151,416,015	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
ETM	Escrowed to Maturity
FGIC-TCRS	Financial Guaranty Insurance Company
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(3)	7-Day Yield.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$1,139,545,209	$–	$1,139,545,209
Total Long-Term Investments	–	1,139,545,209	–	1,139,545,209
Short-Term Investment
Money Market Mutual Fund	2,072,461	–	–	2,072,461
Total Short-Term Investment	2,072,461	–	–	2,072,461
Total Investments	$2,072,461	$1,139,545,209	$–	$1,141,617,670

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2017

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
Municipal Bonds
Alabama
Alabama Community College System,
5.000%, 10/01/2028(Callable 10/01/2026)(Insured by AGM)	$310,000	$370,524
Black Belt Energy Gas District,
4.000%, 08/01/2047(Callable 04/01/2022)(Mandatory Tender Date 07/01/2022)(1)	1,000,000	1,076,180
City of Birmingham AL:
5.000%, 03/01/2037(Callable 03/01/2023)(1)	30,000	33,548
0.000%, 03/01/2040(Callable 09/01/2025)	20,000	21,910
5.000%, 03/01/2043(Callable 03/01/2023)(1)	285,000	317,681
0.000%, 03/01/2045(Callable 09/01/2025)	560,000	611,408
City of Mobile Alabama Industrial Development Board,
1.625%, 07/15/2034(Mandatory Tender Date 10/02/2018)(1)	150,000	149,418
City of Pell City AL Special Care Facilities Financing Authority,
5.000%, 12/01/2031(Callable 12/01/2021)	1,000,000	1,099,550
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024(Callable 06/01/2021)	200,000	218,026
Town of Mulga AL,
3.000%, 08/15/2018(Insured by AGM)	200,000	201,820
		4,100,065	1.7%
Alaska
Alaska Housing Finance Corp.:
5.000%, 12/01/2029(Callable 06/01/2024)	225,000	258,557
4.000%, 06/01/2040(Callable 06/01/2021)	30,000	30,250
Alaska Industrial Development & Export Authority,
3.500%, 12/01/2020(Callable 12/01/2019)	1,250,000	1,270,587
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027(Callable 08/01/2023)	500,000	570,845
City of Valdez AK,
5.000%, 01/01/2021	435,000	473,276
		2,603,515	1.1%
Arizona
Arizona Health Facilities Authority,
3.560%, 02/01/2048 (SIFMA Municipal Swap Index + 1.850%) (Callable 08/09/2019)(Mandatory Tender Date 02/05/2020)(2)	115,000	116,826
Arizona Industrial Development Authority:
4.000%, 07/01/2018	490,000	491,284
3.375%, 07/01/2021	600,000	598,824
4.000%, 07/01/2023	115,000	123,072
4.000%, 07/01/2024	200,000	215,022
Arizona State University,
5.000%, 07/01/2029(Callable 07/01/2024)	150,000	175,981
BluePath 2016-1 TE Trust,
2.750%, 09/01/2026(Callable 08/27/2021)(3)	469,282	464,838
City of El Mirage AZ,
5.000%, 07/01/2026(Callable 07/01/2020)	400,000	430,068
City of Tucson AZ,
5.000%, 07/01/2032(Callable 07/01/2025)	500,000	591,315
Greater Arizona Development Authority,
5.000%, 08/01/2029(Callable 08/01/2019)	710,000	743,931
Maricopa County Industrial Development Authority:
1.000%, 04/01/2019(Callable 01/19/2018)(Mandatory Tender Date 04/01/2018)(1)	200,000	199,812
2.625%, 07/01/2021	215,000	213,826
Town of Marana AZ:
4.000%, 07/01/2036(Callable 07/01/2027)	350,000	382,666
4.000%, 07/01/2037(Callable 07/01/2027)	500,000	545,360
		5,292,825	2.2%
Arkansas
Arkansas Development Finance Authority,
3.000%, 07/01/2018	100,000	100,672
Arkansas Technical University:
4.000%, 06/01/2028(Callable 06/01/2023)	1,025,000	1,113,160
3.250%, 06/01/2037(Callable 06/01/2023)	1,495,000	1,495,703
3.375%, 06/01/2041(Callable 06/01/2023)	300,000	300,363
City of Conway AR,
5.000%, 10/01/2035(Callable 04/01/2024)	185,000	214,827
City of Fayetteville AR,
3.050%, 01/01/2047(Callable 01/01/2027)	1,050,000	1,054,105
City of Hot Springs AR,
4.000%, 12/01/2030(Callable 12/01/2023)(Insured by BAM)	540,000	587,029
City of Little Rock AR:
1.150%, 10/01/2018	85,000	84,582
4.000%, 10/01/2031(Callable 10/01/2025)	105,000	113,486
4.000%, 10/01/2033(Callable 10/01/2025)	210,000	225,309
2.000%, 03/01/2038(Callable 03/01/2021)	320,000	321,008
City of Magnolia AR,
3.200%, 08/01/2033(Callable 08/01/2024)(Insured by BAM)(4)	1,085,000	1,081,040
City of Marion AR:
3.000%, 09/01/2018	225,000	227,106
2.900%, 09/01/2047(Callable 09/01/2027)	425,000	428,859
City of Pine Bluff AR,
3.000%, 02/01/2047(Callable 08/01/2027)(Insured by BAM)	1,000,000	1,004,130
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2027(Callable 09/01/2022)(Insured by BAM)	365,000	389,437
University of Central Arkansas:
4.000%, 11/01/2027(Callable 11/01/2025)(Insured by BAM)	340,000	376,812
4.000%, 11/01/2028(Callable 11/01/2025)(Insured by BAM)	250,000	274,637
4.000%, 11/01/2031(Callable 11/01/2025)(Insured by BAM)	885,000	959,809
		10,352,074	4.4%
California
Abag Finance Authority for Nonprofit Corps.,
5.000%, 09/02/2025(Insured by AGM)	380,000	458,519
Bay Area Toll Authority:
2.810%, 04/01/2045 (SIFMA Municipal Swap Index + 1.100%) (Callable 10/01/2023)(Mandatory Tender Date 04/01/2024)(2)	300,000	307,593
2.410%, 04/01/2047 (SIFMA Municipal Swap Index + 0.700%) (Callable 04/01/2019)(Mandatory Tender Date 10/01/2019)(2)	250,000	251,095
California Community College Financing Authority,
0.000%, 05/01/2034(Pre-refunded to 05/01/18)	200,000	80,754
California Health Facilities Financing Authority:
5.000%, 04/01/2020	300,000	319,374
1.715%, 07/01/2022(Callable 01/02/2018)(1)(6)	300,000	289,326
California Infrastructure & Economic Development Bank,
2.848%, 12/01/2037 (1 Month LIBOR USD + 1.750%)(Callable 02/01/2018)(Mandatory Tender Date 08/01/2018)(2)	100,000	100,093
California Municipal Finance Authority,
1.750%, 11/01/2035(1)	530,000	530,000
California Public Finance Authority:
5.000%, 10/15/2020	180,000	192,321
5.000%, 10/15/2021	200,000	218,238
California State Public Works Board,
5.000%, 12/01/2019(Insured by AMBAC)	225,000	235,244
California Statewide Communities Development Authority,
3.723%, 04/01/2028(1)(6)	700,000	698,565
Chawanakee Unified School District:
0.000%, 08/01/2026(Insured by BAM)	110,000	116,349
0.000%, 08/01/2027(Callable 08/01/2026)(Insured by BAM)	100,000	104,799
0.000%, 08/01/2028(Callable 08/01/2026)(Insured by BAM)	75,000	77,877
0.000%, 08/01/2029(Callable 08/01/2026)(Insured by BAM)	80,000	82,497
City of Redding CA,
1.768%, 07/01/2022(ETM)(1)(6)	135,000	131,624
College of the Sequoias Tulare Area Improvement District No. 3,
0.000%, 08/01/2041(Callable 08/01/2026)(Insured by AGM)	185,000	199,206
Corona-Norca Unified School District,
6.800%, 08/01/2039(Callable 08/01/2027)(Insured by AGM)	890,000	1,224,195
Covina-Valley Unified School District,
0.000%, 08/01/2032(Callable 08/01/2019)(Insured by AGM)	180,000	89,069
Denair Unified School District,
0.000%, 08/01/2031(Insured by AGM)	30,000	32,585
Desert Hot Springs Redevelopment Agency Successor Agency,
5.000%, 09/01/2029(Callable 09/01/2027)(Insured by BAM)	300,000	362,292
Dinuba Redevelopment Agency,
5.000%, 09/01/2028(Callable 09/01/2024)(Insured by BAM)	330,000	384,061
East Bay Municipal Utility District,
5.000%, 06/01/2033(Callable 06/01/2024)	475,000	558,771
El Rancho Unified School District,
0.000%, 08/01/2034(Callable 08/01/2028)(Insured by AGM)	225,000	223,076
Enterprise Elementary School District,
0.000%, 08/01/2035(Callable 08/01/2031)	30,000	33,646
Fresno Joint Powers Financing Authority:
5.000%, 04/01/2020	250,000	267,627
5.000%, 04/01/2027(Insured by AGM)	305,000	374,357
Golden State Tobacco Securitization Corp.,
5.000%, 06/01/2022	365,000	406,106
Hartnell Community College District,
0.000%, 08/01/2034(Callable 08/01/2027)	230,000	240,449
Imperial Community College District,
0.000%, 08/01/2040(Callable 08/01/2030)(Insured by AGM)	140,000	169,803
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027(Callable 09/01/2025)(Insured by BAM)	275,000	322,864
Lake Elsinore School Financing Authority:
5.000%, 09/01/2028(Callable 09/01/2027)(Insured by BAM)	150,000	179,020
5.000%, 09/01/2029(Callable 09/01/2027)(Insured by BAM)	240,000	285,084
5.000%, 09/01/2030(Callable 09/01/2027)(Insured by BAM)	250,000	295,335
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	104,277
5.000%, 11/15/2029	50,000	60,142
Mount Diablo Unified School District,
0.000%, 08/01/2035(Callable 08/01/2025)(Insured by AGM)	530,000	504,899
Mountain View Los Altos Union High School District,
0.000%, 08/01/2030	85,000	88,607
Needles Unified School District,
0.000%, 08/01/2034(Insured by AGM)	25,000	23,700
Northern California Gas Authority,
1.525%, 07/01/2019 (3 Month LIBOR USD + 0.630%)(2)	530,000	528,484
Norwalk-La Mirada Unified School District,
0.000%, 08/01/2029	110,000	116,036
Oak Park Unified School District,
0.000%, 08/01/2038(Callable 08/01/2031)	110,000	130,305
Palomar Health,
0.000%, 08/01/2038(Callable 08/01/2029)	100,000	125,722
Paramount Unified School District,
0.000%, 08/01/2045(Callable 02/01/2033)	25,000	26,142
Redondo Beach Unified School District:
0.000%, 08/01/2031	20,000	21,383
6.375%, 08/01/2034(Callable 08/01/2026)	590,000	784,848
Rialto Unified School District,
0.000%, 08/01/2041(Callable 08/01/2036)(Insured by AGM)	290,000	287,996
Rio Hondo Community College District:
0.000%, 08/01/2042(Callable 08/01/2034)	125,000	134,744
0.000%, 08/01/2042(Callable 08/01/2034)	35,000	38,284
Riverside County Public Financing Authority,
5.000%, 10/01/2026(Callable 10/01/2025)(Insured by AGM)	250,000	300,178
San Bernardino City Unified School District,
5.000%, 08/01/2027(Callable 08/01/2023)(Insured by AGM)	450,000	520,137
San Diego Unified School District:
5.000%, 07/01/2030(Callable 07/01/2026)	570,000	698,985
4.000%, 07/01/2032(Callable 07/01/2026)	300,000	331,104
San Leandro Unified School District,
0.000%, 08/01/2039(Callable 08/01/2028)	75,000	64,410
Santa Paula Union High School District,
0.000%, 08/01/2037(Callable 08/01/2027)	80,000	75,410
School District of Belmont-Redwood Shores CA,
0.000%, 08/01/2031(Callable 08/01/2026)	75,000	78,459
Silicon Valley Clean Water,
5.000%, 02/01/2039(Callable 02/01/2024)	290,000	330,638
Solano County Community College District,
0.000%, 08/01/2041(Callable 08/01/2028)	100,000	91,168
Soledad Unified School District:
5.000%, 08/01/2037(Callable 08/01/2018)(Insured by BAM)	100,000	101,830
5.000%, 08/01/2038(Callable 08/01/2018)(Insured by BAM)	100,000	101,824
5.000%, 08/01/2039(Callable 08/01/2018)(Insured by BAM)	100,000	101,818
5.000%, 08/01/2040(Callable 08/01/2018)(Insured by BAM)	50,000	50,906
5.000%, 08/01/2041(Callable 08/01/2018)(Insured by BAM)	100,000	101,806
State of California:
5.000%, 10/01/2029(Callable 10/01/2024)	225,000	266,605
1.790%, 12/01/2029 (1 Month LIBOR USD + 0.830%)(Callable 06/01/2018)(Mandatory Tender Date 12/03/2018)(2)	125,000	125,298
Summerville Union High School District,
0.000%, 08/01/2033(Callable 08/01/2028)(Insured by BAM)	25,000	22,380
Upland Unified School District,
0.000%, 08/01/2041(Callable 08/01/2025)	295,000	338,633
West Hills Community College District,
0.000%, 08/01/2035(Callable 08/01/2027)(Insured by AGM)	50,000	48,893
Wiseburn School District,
0.000%, 08/01/2036(Callable 08/01/2031)(Insured by AGM)	50,000	44,898
		16,612,763	7.0%
Colorado
Board of Governors of Colorado State University System,
5.000%, 03/01/2032(Callable 03/01/2027)	125,000	150,669
Broadlands Metropolitan District No. 2,
1.500%, 12/01/2018	75,000	74,591
City of Commerce City CO:
5.000%, 12/15/2028(Callable 12/15/2027)(Insured by AGM)	100,000	121,802
5.000%, 12/15/2029(Callable 12/15/2027)(Insured by AGM)	310,000	374,250
5.000%, 12/15/2030(Callable 12/15/2027)(Insured by AGM)	500,000	600,715
City of Fort Lupton CO:
5.000%, 12/01/2027(Insured by AGM)	75,000	92,929
5.000%, 12/01/2028(Callable 12/01/2027)(Insured by AGM)	210,000	257,901
5.000%, 12/01/2029(Callable 12/01/2027)(Insured by AGM)	250,000	305,297
5.000%, 12/01/2030(Callable 12/01/2027)(Insured by AGM)	350,000	425,359
City of Sheridan CO,
5.000%, 12/01/2042(Callable 12/01/2025)	1,130,000	1,313,998
Colorado Educational & Cultural Facilities Authority:
5.000%, 10/01/2020	400,000	432,548
5.000%, 10/01/2025	750,000	867,525
5.000%, 08/15/2030(Callable 08/15/2024)	500,000	558,210
1.710%, 08/01/2037(Callable 01/02/2018)(Optional Put Date 01/05/2018)(1)	300,000	300,000
Colorado Health Facilities Authority:
5.000%, 06/01/2027	750,000	877,545
5.000%, 06/01/2047(Callable 06/01/2027)	250,000	279,415
Colorado Housing & Finance Authority,
4.000%, 05/01/2048(Callable 11/01/2026)	500,000	536,540
Colorado School of Mines,
5.000%, 12/01/2029(Callable 12/01/2027)	125,000	152,649
E-470 Public Highway Authority,
2.098%, 09/01/2039 (1 Month LIBOR USD + 1.050%)(Callable 03/01/2021)(Mandatory Tender Date 09/01/2021)(2)	500,000	505,965
Glen Metropolitan District No. 1,
2.500%, 12/01/2025(Insured by BAM)	145,000	146,179
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	275,000	274,871
Sterling Hills West Metropolitan District:
5.000%, 12/01/2027	230,000	267,464
5.000%, 12/01/2032(Callable 12/01/2027)	350,000	404,103
VDW Metropolitan District No. 2,
1.250%, 12/01/2018(Insured by AGM)	35,000	34,823
Vista Ridge Metropolitan District:
5.000%, 12/01/2025(Insured by BAM)	600,000	694,920
5.000%, 12/01/2026(Insured by BAM)	460,000	537,731
		10,587,999	4.5%
Connecticut
City of Hartford CT,
5.000%, 04/01/2027(Callable 04/01/2023)	535,000	589,270
City of New Haven CT,
2.500%, 05/15/2018	100,000	100,261
Connecticut Housing Finance Authority,
4.000%, 11/15/2047(Callable 11/15/2026)	250,000	267,430
State of Connecticut:
5.000%, 04/15/2024	175,000	201,056
5.000%, 07/15/2030(Callable 07/15/2023)	225,000	248,629
5.000%, 09/01/2033(Callable 09/01/2026)	300,000	343,974
Town of Hamden CT,
4.000%, 08/15/2019(Insured by BAM)	250,000	257,993
		2,008,613	0.8%
District of Columbia
District of Columbia,
5.250%, 07/15/2045(Pre-refunded to 07/15/2018)(Insured by AGM)	100,000	101,962
District of Columbia Housing Finance Agency,
3.500%, 06/15/2023	435,000	443,604
Metropolitan Washington Airports Authority:
5.000%, 10/01/2033(Callable 10/01/2025)	250,000	295,097
6.500%, 10/01/2041(Callable 10/01/2026)	305,000	400,840
0.000%, 10/01/2044(Callable 10/01/2028)	205,000	263,864
0.000%, 10/01/2044(Callable 10/01/2028)	340,000	430,998
Washington Metropolitan Area Transit Authority,
5.250%, 07/01/2024(Pre-refunded to 07/01/2019)	50,000	52,738
		1,989,103	0.8%
Florida
City of Orlando FL:
5.000%, 10/01/2027(Pre-refunded to 10/01/2020)	100,000	108,838
5.000%, 11/01/2034(Callable 11/01/2027)(Insured by AGM)	775,000	916,190
City of Tallahassee FL,
5.000%, 10/01/2033(Callable 10/01/2025)	1,240,000	1,479,134
County of Bay FL,
4.000%, 09/01/2018	250,000	253,843
County of Miami-Dade FL:
5.000%, 04/01/2027(Callable 04/01/2026)	120,000	144,902
0.000%, 10/01/2034(Callable 10/01/2029)	155,000	200,583
0.000%, 10/01/2039(Callable 10/01/2029)	190,000	245,294
Florida Housing Finance Corp.,
4.000%, 07/01/2047(Callable 07/01/2025)	345,000	364,958
Florida Municipal Power Agency,
5.000%, 10/01/2031(Callable 10/01/2018)	130,000	132,990
Hillsborough County Aviation Authority,
5.000%, 10/01/2035(Callable 10/01/2024)	500,000	572,445
Hillsborough County Revenue Bonds,
5.650%, 05/15/2018	100,000	101,450
Hollywood Community Redevelopment Agency,
5.000%, 03/01/2018	200,000	201,104
Martin County Health Facilities Authority:
3.370%, 11/15/2021	295,000	308,169
5.000%, 11/15/2023	260,000	297,086
Miami Health Facilities Authority:
5.000%, 07/01/2020	140,000	148,483
5.000%, 07/01/2021	250,000	270,787
Miami-Dade County Industrial Development Authority:
5.000%, 01/15/2020(4)	350,000	367,073
5.000%, 01/15/2021(4)	365,000	389,159
Monroe County School District,
5.000%, 10/01/2025(Insured by AGM)	200,000	239,826
Palm Beach County Health Facilities Authority,
4.750%, 07/01/2025(Pre-refunded to 07/01/2020)(Insured by AGM)	130,000	139,676
Pinellas County Health Facilities Authority,
2.234%, 11/15/2023(Callable 01/02/2018)(1)(6)	275,000	261,522
Pinellas County School Board,
5.000%, 07/01/2033(Callable 07/01/2027)	515,000	612,196
Reedy Creek Improvement District,
4.000%, 06/01/2035(Callable 06/01/2027)	1,000,000	1,094,320
Village Community Development District No. 7,
4.000%, 05/01/2021	240,000	254,258
		9,104,286	3.8%
Georgia
Bartow County Development Authority,
2.700%, 08/01/2043(Mandatory Tender Date 08/23/2018)(1)	370,000	371,280
Burke County Development Authority:
1.800%, 10/01/2032(Mandatory Tender Date 04/03/2018)(1)	140,000	139,955
2.350%, 10/01/2032(Mandatory Tender Date 12/11/2020)(1)	100,000	99,689
1.810%, 07/01/2049(Callable 01/02/2018)(1)	275,000	275,000
1.850%, 12/01/2049(Mandatory Tender Date 08/22/2019)(1)	140,000	138,814
Chatham County Hospital Authority,
5.000%, 01/01/2031(Callable 01/01/2022)	150,000	166,706
City of Atlanta GA:
5.000%, 01/01/2025(Callable 01/01/2020)	225,000	237,906
5.500%, 11/01/2027	140,000	174,224
5.000%, 01/01/2028(Callable 01/01/2020)	1,000,000	1,054,340
City of Dahlonega GA,
4.000%, 09/01/2021(Insured by AGM)	150,000	160,208
Gainesville & Hall County Hospital Authority,
5.000%, 02/15/2029(Callable 02/15/2027)	475,000	561,659
Main Street Natural Gas, Inc.,
5.000%, 03/15/2018	100,000	100,665
Monroe County Development Authority,
2.050%, 07/01/2049(Mandatory Tender Date 11/19/2021)(1)	750,000	749,715
Morgan County Hospital Authority,
2.750%, 09/01/2019(Callable 03/01/2019)	750,000	746,055
		4,976,216	2.1%

Illinois
Bureau County Township High School District No. 502,
6.625%, 10/01/2043(Pre-refunded to 12/01/2023)(Insured by BAM)	290,000	365,896
Chicago Board of Education:
0.000%, 12/01/2018	230,000	235,678
0.000%, 12/01/2018	415,000	428,052
Chicago O'Hare International Airport,
5.500%, 01/01/2031(Pre-refunded to 1/01/2021)	510,000	566,977
City of Berwyn IL,
4.000%, 12/01/2020	100,000	103,842
City of Chicago IL:
5.000%, 01/01/2018(Insured by BHAC)	150,000	150,000
4.000%, 01/01/2019	210,000	214,450
4.250%, 01/01/2019(ETM)	175,000	179,785
5.000%, 01/01/2021(Callable 01/01/2020)	100,000	104,556
5.000%, 01/01/2023	170,000	191,027
5.000%, 01/01/2023(Callable 01/01/2020)	125,000	130,051
5.000%, 01/01/2024	250,000	273,940
5.000%, 01/01/2025(Callable 01/01/2024)	110,000	126,941
5.000%, 01/01/2026(Callable 01/29/2018)(Insured by AGM)	60,000	60,100
5.000%, 01/01/2026(Callable 01/01/2024)	250,000	270,400
0.000%, 01/01/2027	300,000	220,938
City of Country Club Hills IL,
4.000%, 12/01/2019(Insured by BAM)	195,000	201,864
City of Kankakee IL,
4.500%, 05/01/2031(Callable 05/01/2025 Insured by AGM)	135,000	147,670
Coles Cumberland Moultrie Etc Counties Community Unit School District No. 2,
4.000%, 12/01/2018(Insured by BAM)	250,000	254,785
Cook & Will Counties School District No. 194:
4.000%, 12/01/2025(Callable 12/01/2024)(Insured by BAM)	160,000	171,257
4.000%, 12/01/2026(Callable 12/01/2024)(Insured by BAM)	130,000	138,224
Cook County Community College District No. 524,
5.000%, 12/01/2021(Callable 01/29/2018)	500,000	501,475
Cook County Community Consolidated School District No. 65,
0.000%, 12/01/2023	200,000	170,282
Cook County School District No. 163:
6.000%, 12/15/2025	430,000	531,256
6.000%, 12/15/2027	1,150,000	1,456,199
Cook County School District No. 83,
5.625%, 06/01/2033	475,000	569,245
County of Washington IL,
4.000%, 12/15/2029(Callable 12/15/2026)(Insured by AGM)	275,000	299,824
Decatur Park District,
4.000%, 03/01/2019(Callable 03/01/2018)	525,000	526,885
DeKalb County Community Unit School District No. 428,
0.000%, 01/01/2030(Callable 07/01/2020)	300,000	158,955
Ford Etc Counties Community Unit School District No. 10,
5.000%, 12/01/2027(Callable 12/01/2026)(Insured by AGM)	550,000	643,880
Illinois Finance Authority:
5.000%, 02/15/2021	100,000	107,604
5.000%, 10/01/2021	170,000	185,859
5.000%, 10/01/2023	205,000	231,322
5.000%, 01/01/2029(Callable 01/01/2027)	430,000	493,055
5.250%, 02/15/2030(Pre-refunded to 02/15/2020)	245,000	262,949
5.000%, 08/01/2030(Callable 08/01/2024)	300,000	345,717
5.000%, 12/01/2030(Callable 12/01/2021)	560,000	628,275
6.250%, 10/01/2033(Callable 10/01/2020)	150,000	163,364
4.000%, 05/15/2034(Callable 05/15/2026)	180,000	185,818
2.303%, 05/01/2036 (1 Month LIBOR USD + 1.350%)(Callable 11/01/2020)(Mandatory Tender Date 05/01/2021)(2)	300,000	300,360
5.375%, 08/15/2039(Pre-refunded to 08/15/2018)	65,000	66,580
6.625%, 11/01/2039(Pre-refunded to 05/01/2019)	50,000	53,286
1.600%, 08/01/2044(Callable 01/02/2018)(1)	300,000	300,000
Illinois Housing Development Authority:
3.100%, 02/01/2035(Callable 02/01/2026)	1,250,000	1,243,250
2.450%, 06/01/2043(Callable 01/01/2023)	806,830	778,752
Illinois State University,
5.000%, 04/01/2023(Callable 04/01/2021)	440,000	469,238
Joliet Park District,
4.000%, 02/01/2018	350,000	350,473
Knox & Warren Counties Community Unit School District No. 205,
6.125%, 01/01/2036(Callable 01/01/2021)	100,000	109,849
Lake County Community Consolidated School District No. 34,
3.000%, 01/01/2019	100,000	101,306
Madison County Community Unit School District No. 7,
4.000%, 12/01/2018(Insured by BAM)	685,000	697,857
Metropolitan Pier & Exposition Authority:
5.500%, 12/15/2023	150,000	166,920
5.700%, 06/15/2025(Pre-refunded to 06/15/2022)	15,000	17,587
5.700%, 06/15/2025(Callable 06/15/2022)	50,000	56,777
Metropolitan Water Reclamation District of Greater Chicago,
5.000%, 12/01/2031(Callable 12/01/2021)	1,000,000	1,112,700
Monroe & St. Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2021(Insured by BAM)	100,000	109,552
Ogle & Winnebago Counties Community Unit School District:
5.000%, 12/01/2023(Insured by BAM)	415,000	475,109
5.000%, 12/01/2024(Insured by BAM)	100,000	115,913
Railsplitter Tobacco Settlement Authority,
5.000%, 06/01/2022	650,000	719,173
Sangamon County Water Reclamation District,
5.000%, 01/01/2021	80,000	85,783
Schaumburg Park District,
3.000%, 12/01/2018	425,000	430,011
State of Illinois:
0.000%, 08/01/2019	150,000	142,096
0.000%, 08/01/2019	110,000	104,204
5.000%, 02/01/2021	550,000	578,292
5.000%, 01/01/2022(Callable 01/01/2020)	220,000	228,890
5.000%, 08/01/2024(Callable 08/01/2022)	665,000	704,814
5.000%, 05/01/2027(Callable 05/01/2024)	150,000	160,730
5.000%, 06/15/2027(Callable 06/15/2021)	1,500,000	1,639,830
5.250%, 07/01/2028(Callable 07/01/2023)	175,000	188,827
5.500%, 07/01/2033(Callable 07/01/2023)	410,000	446,178
Town of Cicero IL:
5.000%, 01/01/2019(Insured by AGM)	400,000	411,716
5.000%, 01/01/2019(Insured by BAM)	205,000	211,004
Village of Cary IL,
1.500%, 03/01/2019(Insured by BAM)	128,000	127,007
Village of Crestwood IL:
2.000%, 12/15/2018(Insured by BAM)	525,000	525,882
4.000%, 12/15/2021(Insured by BAM)	250,000	267,718
4.500%, 12/15/2026(Callable 12/15/2022)(Insured by BAM)	200,000	220,572
Village of Franklin Park IL,
5.000%, 04/01/2023(Insured by BAM)	460,000	515,218
Village of River Grove IL:
4.000%, 12/15/2027(Callable 12/15/2026)(Insured by BAM)	135,000	140,462
4.000%, 12/15/2028(Callable 12/15/2026)(Insured by BAM)	205,000	212,335
Village of Rosemont IL,
5.375%, 12/01/2031(Pre-refunded to 12/01/2020)	685,000	754,343
Will County Community High School District:
4.000%, 01/01/2022(Callable 01/01/2019)	85,000	84,135
0.000%, 01/01/2023(Insured by AGM)	140,000	117,782
0.000%, 01/01/2026(Insured by AGM)	195,000	145,347
0.000%, 01/01/2027	660,000	431,917
0.000%, 01/01/2027	115,000	82,697
0.000%, 01/01/2028	465,000	288,319
0.000%, 01/01/2028	100,000	68,780
0.000%, 01/01/2029	40,000	22,996
0.000%, 01/01/2033	175,000	79,271
3.375%, 01/01/2033(Callable 01/01/2023)	20,000	15,715
Will County IL School District No. 365,
0.000%, 11/01/2021(Insured by AGM)	500,000	453,095
Will County Township High School District No. 204:
5.000%, 01/01/2025	125,000	146,426
6.250%, 01/01/2031(Callable 01/01/2021)	300,000	337,533
Will Grundy Counties Community College District No. 525,
6.250%, 06/01/2024(Callable 06/01/2018)(Partially Pre-refunded)	300,000	305,586
		29,918,590	12.6%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033(Callable 08/01/2022)	250,000	266,568
City of Jeffersonville IN:
5.000%, 01/01/2029(Callable 01/01/2028)(Insured by BAM)	770,000	933,240
5.000%, 01/01/2030(Callable 01/01/2028)(Insured by BAM)	325,000	391,674
City of Lawrence IN,
5.000%, 01/01/2027(Insured by BAM)	385,000	464,510
City of Rockport IN,
1.750%, 06/01/2025(Mandatory Tender Date 06/01/2018)(1)	400,000	399,716
City of Whiting IN,
1.850%, 06/01/2044(Mandatory Tender Date 10/01/2019)(1)	300,000	301,851
Columbus Multi-High School Building Corp.,
5.000%, 01/15/2029	1,200,000	1,487,700
Franklin Township Community School Corporation,
5.000%, 01/15/2035	775,000	872,340
Indiana Bond Bank:
1.881%, 10/15/2022 (3 Month LIBOR USD + 0.970%)(2)	510,000	510,015
2.370%, 10/15/2022 (SIFMA Municipal Swap Index + 0.660%)(2)	100,000	98,892
Indiana Finance Authority,
5.500%, 08/15/2045(Callable 08/15/2020)	165,000	174,745
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031(Mandatory Tender Date 11/02/2021)(1)	500,000	494,680
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029	1,000,000	1,223,540
Munster School Building Corp.,
4.000%, 07/15/2024	170,000	187,437
		7,806,908	3.3%
Iowa
City of Coralville IA:
4.000%, 06/01/2019	100,000	103,008
4.000%, 05/01/2022	100,000	105,945
4.000%, 05/01/2037(Callable 05/01/2025)	500,000	502,190
4.250%, 05/01/2037(Callable 05/01/2022)	450,000	462,699
Iowa Finance Authority,
1.720%, 12/01/2033(Callable 01/02/2018)(Optional Put Date 01/05/2018)(1)	400,000	400,000
Iowa Higher Education Loan Authority:
2.000%, 12/01/2018(Callable 06/01/2018)	1,000,000	1,000,560
1.750%, 11/01/2030(Callable 01/02/2018)(1)	450,000	450,000
		3,024,402	1.3%
Kansas
City of Hutchinson KS:
4.000%, 12/01/2020	330,000	340,805
4.000%, 12/01/2021	360,000	374,940
5.000%, 12/01/2022	140,000	152,961
City of Wichita KS,
3.000%, 09/01/2023(Callable 09/01/2022)	400,000	402,940
State of Kansas Department of Transportation,
1.312%, 09/01/2019 (1 Month LIBOR USD + 0.400%)(2)	115,000	114,733
		1,386,379	0.6%
Kentucky
Louisville & Jefferson County Metropolitan Government,
5.000%, 10/01/2019	325,000	341,682	0.1%

Louisiana
City of Shreveport LA,
5.000%, 08/01/2023(Insured by BAM)	350,000	397,628
Louisiana Public Facilities Authority,
5.000%, 10/01/2023	1,000,000	1,129,540
St. Tammany Parish Wide School District No. 12:
4.000%, 03/01/2035(Callable 03/01/2027)	100,000	108,456
4.000%, 03/01/2036(Callable 03/01/2027)	115,000	124,532
		1,760,156	0.7%
Maine
Maine State Housing Authority:
3.500%, 11/15/2045(Callable 05/15/2025)	255,000	266,529
4.000%, 11/15/2045(Callable 11/15/2025)	570,000	603,812
3.500%, 11/15/2046(Callable 11/15/2025)	70,000	73,433
		943,774	0.4%
Massachusetts
Commonwealth of Massachusetts,
5.000%, 07/01/2033(Callable 07/01/2026)	1,160,000	1,390,515
Eaton Vance Municipal Bond Fund II,
2.760%, 07/01/2019 (SIFMA Municipal Swap Index + 1.050%)(Callable 01/29/2018)(2)(3)	150,000	149,987
Massachusetts Clean Water Trust,
5.000%, 02/01/2031(Callable 02/01/2026)	750,000	904,628
Massachusetts Development Finance Agency,
5.000%, 07/15/2033	1,000,000	1,210,700
Town of Ashburnham MA,
4.250%, 07/01/2021(Callable 07/01/2018)	700,000	708,057
University of Massachusetts Building Authority,
5.000%, 11/01/2039(Callable 11/01/2024)	260,000	301,974
		4,665,861	2.0%
Michigan
Adrian City School District,
5.000%, 05/01/2029(Callable 05/01/2027)(Insured by Q-SBLF)	125,000	151,200
City of Detroit MI:
4.250%, 07/01/2018	100,000	101,240
5.000%, 07/01/2039(Callable 07/01/2022)(Insured by AGM)	155,000	166,795
5.250%, 07/01/2041(Callable 07/01/2021)	50,000	54,697
City of Wyandotte MI,
5.000%, 10/01/2023(Insured by BAM)	25,000	28,396
Detroit Michigan School District,
5.000%, 05/01/2033(Callable 05/01/2022)(Insured by Q-SBLF)	1,000,000	1,103,210
Flushing Community Schools,
4.000%, 05/01/2029(Callable 05/01/2028)(Insured by Q-SBLF)	220,000	246,675
Hudsonville Public Schools,
4.000%, 05/01/2018(Insured by Q-SBLF)	100,000	100,792
Lake Orion Community School District,
5.000%, 05/01/2025(Insured By Q-SBLF)	1,635,000	1,950,539
Michigan Finance Authority,
5.000%, 07/01/2034(Callable 07/01/2025)	250,000	284,055
Michigan State Hospital Finance Authority,
5.750%, 11/15/2039(Pre-refunded to 11/15/2019)	600,000	644,796
Michigan Strategic Fund,
1.780%, 12/01/2033(Callable 01/02/2018)(1)	600,000	600,000
Warren Consolidated Schools:
5.000%, 05/01/2019(Insured by BAM)	130,000	135,483
5.000%, 05/01/2025(Insured by BAM)	300,000	355,659
Western Michigan University,
5.000%, 11/15/2029(Callable 05/15/2025)	250,000	294,197
Ypsilanti School District,
4.000%, 05/01/2020(Insured by Q-SBLF)	50,000	52,216
		6,269,950	2.7%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	241,364
5.000%, 05/01/2031(Callable 05/01/2027)	200,000	232,858
City of Plato MN,
4.000%, 04/01/2021	280,000	295,151
Minnesota Housing Finance Agency:
4.375%, 07/01/2026(Callable 07/01/2021)	155,000	161,544
4.000%, 01/01/2047(Callable 01/01/2026)	1,040,000	1,104,792
Plymouth Intermediate District No. 287:
4.000%, 02/01/2026	600,000	673,854
4.000%, 02/01/2027	200,000	225,092
4.000%, 02/01/2028(Callable 02/01/2027)	350,000	390,890
4.000%, 02/01/2037(Callable 02/01/2027)	250,000	268,910
		3,594,455	1.5%
Mississippi
City of Jackson MS,
4.000%, 09/01/2018(Insured by BAM)	250,000	253,460
Mississippi Development Bank,
4.375%, 03/01/2023(Callable 07/01/2019)	150,000	154,569
State of Mississippi,
5.000%, 10/15/2034(Callable 10/15/2025)	1,000,000	1,171,160
		1,579,189	0.7%
Missouri
County of Boone MO,
4.000%, 08/01/2019	250,000	257,253
Industrial Development Authority of the City of St. Louis MO,
4.750%, 11/15/2047(Callable 11/15/2026)	500,000	515,300
Missouri Housing Development Commission:
3.700%, 11/01/2035(Callable 05/01/2025)	205,000	213,393
4.000%, 05/01/2042(Callable 11/01/2026)	1,240,000	1,329,044
Move Rolla Transportation Development District,
3.750%, 06/01/2029(Callable 06/01/2026)	465,000	479,215
St. Louis Municipal Finance Corp.,
3.000%, 06/01/2020(Insured by AGM)	130,000	132,427
St. Louis Regional Convention & Sports Complex Authority,
5.250%, 08/15/2019(Insured by AMBAC)	70,000	73,348
State of Missouri Environmental Improvement & Energy Resources Authority,
1.750%, 12/01/2022(Callable 01/02/2018)(1)(6)	500,000	478,320
State of Missouri Health & Educational Facilities Authority:
4.000%, 08/01/2018	100,000	101,351
4.000%, 08/01/2019	150,000	155,085
		3,734,736	1.6%
Montana
City of Billings MT:
5.000%, 07/01/2028(Callable 07/01/2027)	300,000	369,021
5.000%, 07/01/2029(Callable 07/01/2027)	550,000	673,381
Flathead County School District No. 44:
4.000%, 07/01/2037(Callable 07/01/2028)	610,000	670,915
4.000%, 07/01/2038(Callable 07/01/2028)	305,000	333,435
Montana Board of Housing,
3.600%, 12/01/2030(Callable 06/01/2022)	465,000	480,838
		2,527,590	1.1%
Nebraska
County of Buffalo NE:
4.000%, 12/15/2029(Callable 09/13/2021)	200,000	216,400
4.000%, 12/15/2031(Callable 09/13/2021)	300,000	323,592
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2019	150,000	156,240
Gering School District:
5.000%, 12/01/2031(Callable 05/30/2022)	25,000	27,948
5.000%, 12/01/2033(Callable 05/30/2022)	430,000	478,779
5.000%, 12/01/2034(Callable 05/30/2022)	300,000	333,366
Nebraska Investment Finance Authority:
3.500%, 09/01/2036(Callable 03/01/2025)	200,000	205,226
3.500%, 09/01/2046(Callable 03/01/2025)	195,000	203,615
Papio-Missouri River Natural Resource District:
4.000%, 12/15/2027(Callable 06/15/2022)	150,000	162,778
4.000%, 12/15/2028(Callable 06/15/2022)	210,000	227,237
Village of Boys Town NE,
3.000%, 09/01/2028	500,000	522,305
		2,857,486	1.2%
Nevada
City of North Las Vegas NV,
2.000%, 12/01/2018	185,000	185,131
Las Vegas Convention & Visitors Authority,
5.000%, 07/01/2026	1,000,000	1,198,720
Nevada Housing Division:
4.400%, 04/01/2029(Callable 10/01/2021)	770,000	803,233
5.375%, 10/01/2039(Callable 04/01/2019)	270,000	280,598
State of Nevada,
5.000%, 06/01/2033(Callable 12/01/2023)	300,000	339,561
Washoe County School District,
0.000%, 05/01/2030	525,000	634,552
		3,441,795	1.5%
New Jersey
City of Atlantic City NJ:
4.000%, 03/01/2019	200,000	204,704
5.000%, 03/01/2020	200,000	211,794
5.000%, 03/01/2021	100,000	108,088
City of Summit NJ,
2.000%, 04/06/2018	100,000	100,159
City of Trenton NJ,
4.000%, 07/15/2023	400,000	433,192
Landis Sewage Authority,
4.770%, 09/19/2019(1)(6)	100,000	97,406
New Jersey Economic Development Authority:
5.000%, 07/15/2019	130,000	135,940
5.000%, 07/15/2020	100,000	107,092
5.000%, 06/15/2023(Insured by BAM)	275,000	308,184
5.000%, 03/01/2024(Callable 03/01/2023)	150,000	164,240
3.125%, 07/01/2029(Callable 07/01/2027)	200,000	197,618
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025(Insured by AGM)	200,000	237,888
4.500%, 11/15/2025(Callable 11/15/2020)	150,000	160,133
4.000%, 07/01/2026(Callable 07/01/2022)	1,000,000	1,074,640
5.000%, 07/01/2026(Callable 07/01/2025)(Insured by AGM)	225,000	266,602
New Jersey Housing & Mortgage Finance Agency,
1.350%, 02/01/2020(Mandatory Tender Date 02/01/2019)(1)	400,000	398,404
New Jersey Transportation Trust Fund Authority:
5.250%, 12/15/2019	345,000	363,282
5.000%, 06/15/2021(Callable 06/15/2018)	350,000	355,484
0.000%, 12/15/2024	430,000	359,828
New Jersey Turnpike Authority:
5.000%, 01/01/2026(Callable 01/01/2023)	500,000	571,470
5.000%, 01/01/2029(Callable 01/01/2028)	50,000	61,441
1.703%, 01/01/2030 (1 Month LIBOR USD + 0.750%)(Callable 07/01/2022)(Mandatory Tender Date 01/01/2023)(2)	650,000	655,525
		6,573,114	2.8%
New Mexico
New Mexico Mortgage Finance Authority,
3.500%, 09/01/2036(Callable 03/01/2025)	1,000,000	1,019,680
New Mexico Municipal Energy Acquisition Authority,
1.662%, 11/01/2039 (1 Month LIBOR USD + 0.750%)(Callable 02/01/2019)(Mandatory Tender Date 08/01/2019)(2)	315,000	314,726
		1,334,406	0.6%
New York
Brooklyn Arena Local Development Corp.,
4.000%, 07/15/2029(Callable 01/15/2027)(Insured by AGM)	610,000	671,647
City of New York NY,
5.250%, 07/01/2029(Callable 07/01/2023)	250,000	283,990
County of Nassau NY:
5.000%, 07/01/2022(Callable 07/01/2018)(Insured by AGM)	95,000	96,675
5.000%, 07/01/2022(Callable 07/01/2018)(Insured by AGM)	5,000	5,088
Long Island Power Authority,
1.603%, 05/01/2033 (1 Month LIBOR USD + 0.650%)(Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(2)	200,000	200,148
Metropolitan Transportation Authority,
5.000%, 11/15/2038(Callable 11/15/2023)	300,000	342,264
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046(Callable 11/15/2019)	1,250,000	1,316,462
Nassau Health Care Corp.,
2.750%, 01/16/2018	450,000	450,067
New York City Transitional Finance Authority,
1.820%, 08/01/2023(Callable 01/02/2018)(1)	100,000	100,000
New York State Dormitory Authority:
4.000%, 12/01/2018	400,000	405,764
5.000%, 07/01/2023	150,000	175,004
5.000%, 03/15/2026(Callable 03/15/2025)	1,355,000	1,641,447
New York State Energy Research & Development Authority,
2.450%, 12/01/2020(1)(6)	750,000	740,738
Niskayuna Central School District,
1.630%, 03/15/2019	165,000	163,503
Port Authority of New York & New Jersey,
5.000%, 09/01/2031(Callable 09/01/2024)	270,000	317,512
State of New York,
2.147%, 02/13/2032(Callable 01/04/2018)(1)(6)	125,000	114,947
State of New York Mortgage Agency,
3.500%, 10/01/2043(Callable 04/01/2023)	430,000	443,941
Triborough Bridge & Tunnel Authority,
1.504%, 01/01/2031 (1 Month LIBOR USD + 0.580%)(Callable 11/01/2018)(Mandatory Tender Date 12/01/2018)(2)	235,000	235,369
		7,704,566	3.3%
North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022	150,000	166,031
North Carolina Housing Finance Agency,
4.000%, 07/01/2047(Callable 01/01/2027)	650,000	698,490
Wilmington Housing Authority,
1.500%, 10/01/2020(Mandatory Tender Date 10/01/2019)(1)	1,000,000	991,380
		1,855,901	0.8%
North Dakota
City of Mandan ND,
2.750%, 09/01/2041(Callable 01/29/2018)	320,000	317,895
County of Ward ND,
4.000%, 04/01/2026(Callable 04/01/2023)(Insured by AGM)	1,030,000	1,103,892
Jamestown Park District,
2.900%, 07/01/2035(Callable 01/16/2018)	860,000	841,871
North Dakota Housing Finance Agency:
2.950%, 07/01/2031(Callable 07/01/2025)	1,775,000	1,779,739
3.500%, 07/01/2046(Callable 01/01/2026)	465,000	485,093
		4,528,490	1.9%
Ohio
American Municipal Power, Inc.,
5.250%, 02/15/2027(Pre-refunded to 02/15/2022)	245,000	277,658
City of Bowling Green OH,
4.500%, 06/01/2019(ETM)	150,000	153,803
City of Cleveland OH:
5.000%, 10/01/2023	430,000	497,639
5.000%, 01/01/2025(Insured by AGM)	100,000	118,416
Clermont County Port Authority,
5.000%, 12/01/2023(Insured by BAM)	300,000	348,483
Columbus-Franklin County Finance Authority:
3.820%, 11/15/2036(Callable 11/15/2021)	500,000	505,360
4.000%, 11/15/2038(Callable 05/15/2022)	350,000	352,499
County of Licking OH:
4.000%, 12/01/2026(Callable 12/01/2021)	105,000	113,685
4.000%, 12/01/2027(Callable 12/01/2021)	60,000	64,845
4.000%, 12/01/2028(Callable 12/01/2021)	250,000	269,892
County of Lorain OH,
2.000%, 11/07/2018	750,000	752,355
Lancaster Port Authority,
1.532%, 08/01/2019 (1 Month LIBOR USD + 0.620%)(Callable 02/01/2019)(2)	200,000	199,612
New Riegel Local School District:
4.000%, 12/01/2033(Callable 12/01/2020)(Insured by BAM)	215,000	225,045
4.000%, 12/01/2035(Callable 12/01/2020)(Insured by BAM)	345,000	360,525
4.000%, 12/01/2037(Callable 12/01/2020)(Insured by BAM)	210,000	219,147
Ohio Housing Finance Agency:
3.200%, 09/01/2036(Callable 09/01/2025)	970,000	979,186
4.000%, 03/01/2047(Callable 09/01/2025)	425,000	449,365
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034(Callable 02/15/2031)	585,000	582,397
0.000%, 02/15/2036(Callable 02/15/2031)	335,000	335,114
State of Ohio,
5.000%, 11/15/2028(Callable 05/15/2023)	225,000	256,599
		7,061,625	3.0%
Oklahoma
Oklahoma City Industrial & Cultural Facilities Trust,
2.328%, 06/01/2019(Callable 01/02/2018)(1)(6)	50,000	49,821
Oklahoma Housing Finance Agency,
3.300%, 03/01/2031(Callable 03/01/2022)	665,000	677,170
Oklahoma Water Resources Board,
5.000%, 10/01/2028(Callable 10/01/2024)	180,000	215,161
		942,152	0.4%
Oregon
Clackamas Community College District,
0.000%, 06/15/2040(Callable 06/15/2027)	300,000	315,723
Clackamas County Hospital Facility Authority,
5.000%, 11/15/2037(Callable 11/15/2025)	230,000	246,648
Salem Hospital Facility Authority,
5.000%, 05/15/2035(Callable 05/15/2026)	500,000	574,290
Umatilla County School District No. 6R,
0.000%, 06/15/2035(Callable 06/15/2027)	415,000	376,185
Washington & Multnomah Counties School District No. 48J:
0.000%, 06/15/2035(Callable 06/15/2027)	505,000	592,875
0.000%, 06/15/2036(Callable 06/15/2027)	1,150,000	1,347,984
		3,453,705	1.5%
Pennsylvania
Bethlehem Parking Authority,
2.000%, 10/01/2018	250,000	250,807
City of Philadelphia PA,
5.000%, 08/01/2020	270,000	291,168
Delaware County Authority:
3.000%, 06/01/2018	100,000	100,406
3.000%, 06/01/2019	200,000	201,736
Greater Latrobe School Authority,
2.250%, 04/15/2019(Callable 01/29/2018)	670,000	670,670
Indiana County Industrial Development Authority,
1.450%, 09/01/2020(Callable 03/01/2020)	1,000,000	998,180
Montgomery County Industrial Development Authority,
1.790%, 11/15/2029(Optional Put Date 01/02/2018)(1)	555,000	555,000
Northampton County General Purpose Authority,
3.110%, 08/15/2043 (SIFMA Municipal Swap Index + 1.400%) (Callable 02/15/2020)(Mandatory Tender Date 08/15/2020)(2)	225,000	226,418
Penn Hills School District,
5.000%, 11/15/2018	410,000	420,291
Pennsylvania Higher Educational Facilities Authority,
5.250%, 07/01/2019	510,000	526,065
Pennsylvania Housing Finance Agency,
3.500%, 10/01/2046(Callable 10/01/2025)	510,000	532,491
Pennsylvania Turnpike Commission:
5.000%, 06/01/2019	25,000	26,106
5.000%, 06/01/2020	50,000	53,635
5.000%, 12/01/2023(Pre-refunded to 12/01/2019)	200,000	212,434
0.000%, 12/01/2028	305,000	341,640
6.000%, 12/01/2030(Callable 12/01/2027)	50,000	65,124
6.000%, 12/01/2030(Callable 12/01/2027)(1)	600,000	763,362
6.000%, 12/01/2030(Callable 12/01/2027)	205,000	265,963
0.000%, 12/01/2038(Callable 12/01/2028)	290,000	320,525
6.375%, 12/01/2038(Callable 12/01/2027)(1)	380,000	485,112
Reading School District,
5.000%, 02/01/2023	230,000	261,133
School District of Philadelphia,
5.000%, 09/01/2018	300,000	305,835
Scranton School District,
4.000%, 06/01/2018	500,000	503,715
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
5.000%, 12/15/2028(Callable 12/15/2027)(Insured by BAM)	500,000	600,235
Upper Moreland Township School District,
5.000%, 10/01/2030(Callable 04/01/2025)	250,000	294,433
Washington County Industrial Development Authority,
5.000%, 11/01/2019	285,000	299,945
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020(Insured by BAM)	125,000	131,960
Westmoreland County Municipal Authority,
5.000%, 08/15/2028(Callable 08/15/2027)(Insured by BAM)	1,540,000	1,830,998
		11,535,387	4.9%
Puerto Rico
Commonwealth of Puerto Rico:
4.750%, 07/01/2018	60,000	60,620
5.500%, 07/01/2018	200,000	201,650
		262,270	0.1%
Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021(Insured by AGM)	80,000	83,709
Rhode Island Health & Educational Building Corp.:
5.000%, 05/15/2024	200,000	233,224
1.750%, 04/01/2035(Optional Put Date 01/02/2018)(1)	350,000	350,000
Rhode Island Housing & Mortgage Finance Corp.,
3.500%, 10/01/2046(Callable 04/01/2025)	120,000	124,520
		791,453	0.3%
South Carolina
County of Florence SC,
5.000%, 11/01/2033(Callable 11/01/2024)	250,000	286,355
Scago Educational Facilities Corp. for Union School District,
5.000%, 12/01/2023(Insured by BAM)	500,000	578,695
South Carolina Public Service Authority,
5.000%, 12/01/2022	165,000	187,380
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023(Insured by BAM)	200,000	228,258
University of South Carolina,
5.000%, 05/01/2023	140,000	161,122
		1,441,810	0.6%
South Dakota
South Dakota Health & Educational Facilities Authority,
5.000%, 09/01/2028(Pre-refunded to 09/01/2020)	330,000	358,297
South Dakota Housing Development Authority,
3.375%, 05/01/2033(Callable 05/01/2022)	390,000	399,575
		757,872	0.3%
Tennessee
Knox County Health Educational & Housing Facility Board:
1.150%, 08/01/2018	625,000	623,906
5.000%, 04/01/2022	200,000	221,370
5.000%, 01/01/2026(Callable 01/01/2023)	145,000	163,566
5.000%, 04/01/2028(Callable 04/01/2027)	425,000	500,671
Nashville & Davidson County Metropolitan Government,
1.550%, 11/15/2030(Mandatory Tender Date 11/03/2020)(1)	255,000	252,338
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	50,000	59,356
Tennessee Housing Development Agency:
3.450%, 07/01/2040(Callable 01/01/2027)	1,000,000	990,310
4.000%, 01/01/2042(Callable 07/01/2026)	300,000	321,924
4.000%, 07/01/2043(Callable 01/01/2023)	60,000	60,927
4.000%, 07/01/2045(Callable 01/01/2025)	185,000	197,221
		3,391,589	1.4%
Texas
Allen Independent School District,
5.000%, 02/15/2023(PSF Guaranteed)	350,000	404,134
Arlington Higher Education Finance Corp.,
4.000%, 08/15/2028(Callable 08/15/2026)(PSF Guaranteed)	250,000	281,585
Bexar County Health Facilities Development Corp.,
5.000%, 07/15/2021	145,000	159,507
City of Dallas TX,
5.000%, 02/15/2021	550,000	601,172
City of Round Rock TX:
4.000%, 12/01/2022	280,000	304,561
4.000%, 12/01/2024	205,000	226,595
Clifton Higher Education Finance Corp.,
5.000%, 08/15/2018	180,000	183,940
Crane County Water District,
5.000%, 02/15/2023	250,000	286,300
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2027(PSF Guaranteed)	200,000	223,798
4.000%, 02/15/2028(Callable 02/15/2027)(PSF Guaranteed)	200,000	223,108
4.000%, 02/15/2030(Callable 02/15/2027)(PSF Guaranteed)	200,000	221,394
4.000%, 02/15/2031(Callable 02/15/2027)(PSF Guaranteed)	200,000	219,694
5.000%, 02/15/2047(Callable 02/15/2022)(PSF Guaranteed)(6)	500,000	548,390
Dickinson Independent School District,
1.350%, 08/01/2037(Mandatory Tender Date 08/01/2019)(PSF Guaranteed)(1)	750,000	744,652
Fort Bend Independent School District,
1.350%, 08/01/2042(Mandatory Tender Date 08/01/2020)(PSF Guaranteed)(1)	1,000,000	997,980
Grand Parkway Transportation Corp.,
0.000%, 10/01/2048(Callable 10/01/2028)	250,000	242,002
Harris County Cultural Education Facilities Finance Corp.:
5.000%, 12/01/2026(Callable 12/01/2024)	100,000	117,229
5.000%, 12/01/2035(Callable 12/01/2022)	185,000	206,336
Harris County Municipal Utility District No. 390:
2.000%, 04/01/2018(Insured by BAM)	140,000	140,154
2.000%, 04/01/2019(Insured by BAM)	375,000	375,915
Harris County Municipal Utility District No. 500,
3.000%, 12/01/2022(Insured by AGM)	175,000	180,409
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028(Callable 09/01/2023)(Insured by BAM)	250,000	265,598
Lamar Consolidated Independent School District,
1.050%, 08/15/2047(Callable 02/15/2018)(Mandatory Tender Date 08/15/2018)(PSF Guaranteed)(1)	600,000	597,324
Laredo Community College District:
5.000%, 08/01/2028(Callable 08/01/2027)(Insured by BAM)	250,000	301,753
5.000%, 08/01/2030(Callable 08/01/2027)(Insured by BAM)	500,000	597,405
Leander Independent School District,
0.000%, 08/15/2047(Pre-refunded to 8/15/24)(PSF Guaranteed)	950,000	233,396
Mansfield Independent School District,
5.000%, 02/15/2047(Callable 02/15/2020)(PSF Guaranteed)	1,400,000	1,485,988
Mesquite Independent School District,
5.000%, 08/15/2029(Callable 08/15/2025)(PSF Guaranteed)	500,000	603,120
Millsap Independent School District,
0.000%, 02/15/2018	125,000	124,544
New Hope Cultural Education Facilities Finance Corp.:
1.000%, 02/01/2018(Callable 01/19/2018)	200,000	199,890
3.000%, 07/01/2019	125,000	126,389
4.000%, 04/01/2020	175,000	182,877
4.000%, 07/01/2022	120,000	127,659
3.625%, 08/15/2022(Callable 08/15/2021)	230,000	231,051
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	116,929
5.000%, 01/01/2033(Callable 01/01/2026)	675,000	790,196
5.500%, 09/01/2041(Pre-refunded to 09/01/2021)	240,000	270,319
0.000%, 09/01/2043(Pre-refunded to 09/01/2031)	300,000	331,788
Rio Vista Independent School District,
4.000%, 08/15/2028(Callable 08/15/2025)(Insured by BAM)	125,000	136,118
Rosebud-Lott Independent School District:
5.500%, 02/15/2030(Callable 02/15/2025)(PSF Guaranteed)	100,000	122,958
5.500%, 02/15/2031(Callable 02/15/2025)(PSF Guaranteed)(6)	100,000	122,661
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	115,000	131,223
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	555,000	581,024
Siena Municipal Utility District No. 1,
2.250%, 09/01/2018(Insured by BAM)	75,000	75,294
Tarrant County Cultural Education Facilities Finance Corp.,
1.800%, 10/01/2041(1)	1,000,000	1,000,000
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2018	145,000	149,788
5.250%, 12/15/2019	40,000	42,450
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2026(Callable 12/15/2022)	190,000	214,820
5.000%, 12/15/2028(Callable 12/15/2022)	500,000	562,065
Texas Municipal Power Agency,
5.000%, 09/01/2047(Callable 09/01/2020)	500,000	533,570
Viridian Municipal Management District,
6.000%, 12/01/2035(Callable 12/01/2024)(Insured by BAM)	90,000	112,600
Washington County Junior College District,
5.000%, 10/01/2028(Callable 04/01/2026)(Insured by BAM)	500,000	593,820
		17,853,472	7.5%
Utah
Salt Lake City Corp.,
5.000%, 07/01/2030(Callable 07/01/2027)	155,000	188,009
Timpanogos Special Service District:
4.000%, 06/01/2026(Callable 06/01/2024)	450,000	497,898
4.000%, 06/01/2029(Callable 06/01/2024)	40,000	43,756
Utah Charter School Finance Authority:
4.000%, 04/15/2019	205,000	210,877
5.000%, 04/15/2027(Callable 04/15/2026)	365,000	430,784
5.000%, 04/15/2028(Callable 04/15/2026)	720,000	843,898
5.000%, 04/15/2037(Callable 04/15/2026)	520,000	593,705
Utah Housing Corp.:
2.000%, 07/01/2021(Mandatory Tender Date 01/01/2021)(1)	400,000	400,116
4.000%, 01/01/2045(Callable 01/01/2026)	440,000	469,352
		3,678,395	1.6%
Vermont
Vermont Economic Development Authority,
2.000%, 07/01/2020(Callable 07/01/2019)	650,000	635,550
Vermont Public Power Supply Authority,
4.000%, 07/01/2020	335,000	350,638
		986,188	0.4%
Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	400,000	422,400	0.2%

Virginia
City of Petersburg VA,
4.000%, 11/01/2025(Callable 11/01/2022)	450,000	474,489
Virginia Department of Small Business and Supplier Diversity,
1.810%, 07/01/2030(1)	1,000,000	1,000,000
		1,474,489	0.6%
Washington
Central Puget Sound Regional Transit Authority,
2.410%, 11/01/2045 (SIFMA Municipal Swap Index + 0.700%) (Callable 05/01/2018)(Mandatory Tender Date 11/01/2018)(2)	250,000	250,412
City of Tacoma WA:
5.000%, 12/01/2026(Callable 06/01/2026)	360,000	436,086
5.000%, 12/01/2027(Callable 06/01/2026)	400,000	482,156
Grays Harbor County Public Hospital District No. 1,
3.000%, 08/01/2019(Callable 12/01/2018)	1,000,000	999,830
State of Washington,
5.000%, 02/01/2038(Callable 02/01/2024)	645,000	745,620
Washington Biomedical Research Properties 3.2,
5.000%, 01/01/2037(Callable 07/01/2025)	75,000	87,798
Washington State Housing Finance Commission:
3.700%, 12/01/2033(Callable 06/01/2024)	85,000	86,730
3.700%, 12/01/2034(Callable 06/01/2025)	175,000	183,127
		3,271,759	1.4%
Wisconsin
Baraboo Community Development Authority,
3.500%, 03/01/2019(Callable 03/01/2018)	500,000	500,650
Public Finance Authority:
4.000%, 12/01/2020	650,000	646,451
3.000%, 11/15/2022(Callable 11/15/2018)	750,000	752,415
State of Wisconsin,
5.000%, 05/01/2029(Pre-refunded to 05/01/2024)	350,000	413,934
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038(Callable 04/01/2023)	690,000	772,828
West Allis West Milwaukee School District,
3.000%, 04/01/2019	130,000	129,602
Wisconsin Center District:
5.250%, 12/15/2023	195,000	221,703
0.000%, 12/15/2027	20,000	15,331
5.250%, 12/15/2027	60,000	71,166
5.000%, 12/15/2028(Callable 06/15/2026)	85,000	100,953
5.000%, 12/15/2030(Callable 12/15/2022)	395,000	428,812
Wisconsin Health & Educational Facilities Authority:
2.650%, 11/01/2020(Callable 11/01/2019)	1,000,000	989,490
5.000%, 07/01/2023	165,000	184,166
5.000%, 07/01/2024	250,000	282,452
5.000%, 07/01/2026(Callable 07/01/2024)	50,000	56,459
4.000%, 07/15/2028(Callable 07/15/2021)	170,000	177,497
5.000%, 08/15/2028(Callable 08/15/2023)	1,000,000	1,143,290
5.000%, 12/15/2030(Callable 12/15/2024)	360,000	410,566
5.125%, 04/15/2031(Callable 04/15/2023)	350,000	389,235
5.000%, 02/15/2032(Callable 02/15/2022)	50,000	54,648
5.000%, 04/01/2032(Callable 10/01/2022)	290,000	321,140
5.000%, 09/15/2037(Callable 09/15/2022)	350,000	373,335
5.250%, 10/15/2039(Callable 10/15/2021)	460,000	503,599
Wisconsin Housing & Economic Development Authority:
4.550%, 07/01/2037(Callable 07/01/2022)	165,000	174,184
4.700%, 07/01/2047(Callable 07/01/2022)	90,000	98,310
4.000%, 03/01/2048(Callable 03/01/2027)	500,000	535,970
		9,748,186	4.1%
Wyoming
Lincoln County WY,
1.800%, 10/01/2044(1)	1,000,000	1,000,000
Uinta County WY,
1.800%, 12/01/2022(1)	900,000	900,000
		1,900,000	0.9%
Total Municipal Bonds (Cost $229,531,939)		232,449,641	98.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 1.19%(5)	42,746	42,746
Total Short-Term Investment (Cost $42,746)		42,746	0.0%
Total Investments (Cost $229,574,684)		232,492,387	98.3%
Other Assets in Excess of Liabilities		4,025,890	1.7%
TOTAL NET ASSETS		$236,518,277	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
ETM	Escrowed to Maturity
PSF	Texas Permanent School Fund
Q-SBLF	Qualified School Building Loan Fund
(1)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2017.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(3)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2017, the value of these securities total $614,825, which represents 0.26% of total net assets.

(4)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(5)	7-Day Yield.
(6)
Auction Rate Security. An Auction Rate Security is a debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2017
Summary of Fair Value Exposure at December 31, 2017

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$232,449,641	$–	$232,449,641
Total Long-Term Investments	–	232,449,641	–	232,449,641
Short-Term Investment
Money Market Mutual Fund	42,746	–	–	42,746
Total Short-Term Investment	42,746	–	–	42,746
Total Investments	$42,746	$232,449,641	$–	$232,492,387

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  Transfers between levels are recognized at the end of the reporting period.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year's annual report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights, for the year then ended (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR), (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
March 9, 2018

(b)  Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 9, 2018

By:          /s/Heidi Schneider
Heidi Schneider, Treasurer

Date:       March 9, 2018